ANNUAL REPORT
--------------------------------------------------------------------------------



THE PHOENIX
    EDGE
     SERIES FUND
     DECEMBER 31, 2002

                         THIS PAGE INTENTIONALLY BLANK.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
Phoenix-Aberdeen International Series ..................................      2
Phoenix-Aberdeen New Asia Series .......................................      9
Phoenix-AIM Mid-Cap Equity Series ......................................     15
Phoenix-Alliance/Bernstein Growth + Value Series .......................     21
Phoenix-Deutsche Dow 30 Series .........................................     27
Phoenix-Deutsche Nasdaq-100 Index(R) Series ............................     32
Phoenix-Duff & Phelps Real Estate Securities Series ....................     38
Phoenix-Engemann Capital Growth Series .................................     43
Phoenix-Engemann Small & Mid-Cap Growth Series .........................     48
Phoenix-Goodwin Money Market Series ....................................     54
Phoenix-Goodwin Multi-Sector Fixed Income Series .......................     59
Phoenix-Hollister Value Equity Series ..................................     67
Phoenix-J.P. Morgan Research Enhanced Index Series .....................     73
Phoenix-Janus Flexible Income Series ...................................     82
Phoenix-Janus Growth Series ............................................     90
Phoenix-Kayne Large-Cap Core Series ....................................     96
Phoenix-Kayne Small-Cap Quality Value Series ...........................    101
Phoenix-Lazard International Equity Select Series ......................    106
Phoenix-Lazard Small-Cap Value Series ..................................    112
Phoenix-Lazard U.S. Multi-Cap Series ...................................    119
Phoenix-Lord Abbett Bond Debenture Series ..............................    125
Phoenix-Lord Abbett Large-Cap Value Series .............................    132
Phoenix-Lord Abbett Mid-Cap Value Series ...............................    138
Phoenix-MFS Investors Growth Stock Series ..............................    144
Phoenix-MFS Investors Trust Series .....................................    150
Phoenix-MFS Value Series ...............................................    157
Phoenix-Oakhurst Growth and Income Series ..............................    163
Phoenix-Oakhurst Strategic Allocation Series ...........................    170
Phoenix-Sanford Bernstein Global Value Series ..........................    179
Phoenix-Sanford Bernstein Mid-Cap Value Series .........................    187
Phoenix-Sanford Bernstein Small-Cap Value Series .......................    193
Phoenix-Seneca Mid-Cap Growth Series ...................................    199
Phoenix-Seneca Strategic Theme Series ..................................    204
Phoenix-State Street Research Small-Cap Growth Series ..................    209
Phoenix-Van Kampen Focus Equity Series .................................    215
Notes to Financial Statements ..........................................    221



----------------------- ----------------------------- -------------------------
   Not FDIC Insured            No Bank Guarantee            May Lose Value
----------------------- ----------------------------- -------------------------

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.


Q: HOW DID THE FUND PERFORM DURING THIS VERY DIFFICULT MARKET ENVIRONMENT?

A: For the year ended December 31, 2002, the fund was down 14.81% compared with a negative return of 15.66% for the fund's benchmark, the MSCI (Morgan Stanley Capital International) EAFE Index, 1 and a decline of 22.10% for the S&P 500 Index. 2 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.

Q: WHAT FACTORS HAVE MOST AFFECTED INTERNATIONAL MARKETS?

A: International equity markets have continued to perform poorly during the year under review, with all the major markets registering double-digit percentage declines. One bright spot, however, has been the fall in the value of the U.S. dollar, which has reduced the impact of declines in international investments for U.S. investors. After a relatively optimistic start to the year under review, markets worldwide succumbed to a combination of accounting scandals, falling corporate profits, global economic weakness and an increasingly worrisome geopolitical situation. After a summer of steady declines, international markets hit their lowest levels in several years in early October. However, better-than-expected third-quarter earnings and a 50 basis point cut by the U.S. Federal Reserve resulted in a market rally that ran through to the end of November.


Q: WHAT CHANGES HAVE BEEN MADE TO THE PORTFOLIO'S ASSET ALLOCATION?

A: During the last 12 months, the main changes have been a reduction in the weighting in Continental Europe and an increase in the weighting in the Far East where we continue to see more value. Indeed, it has been in the Far East where we have seen positive returns made by our investments highlighted by Samsung of Korea and QBE Insurance of Australia.


Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE INTERNATIONAL MARKETS?

A: In the event that a double dip does not occur, then equity markets appear cheap both absolutely and relatively. Emerging/Asian equity markets are relatively attractive compared to developed markets in the event that global growth stabilizes. The greatest concern looking forward is over European growth forecasts with momentum expected to remain soft over the next few months. Core Europe remains under greatest pressure with Germany shifting closer to recession. At a global level, economic recovery continues but default/bankruptcy rates remain high. This prevents the upturn developing to above potential growth. While we don't believe that a renewed global recession is probable, the risks remain. Of particular concern are the unknown risks flowing from possible Iraqi military action sometime in 2003. On the positive side, policy is becoming increasingly accommodative on both the monetary and fiscal side.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Date              International           MSCI
                     Series            EAFE Index 1       S&P 500 Index 2

12/31/92           $10,000.00           $10,000.00          $10,000.00
12/31/93           $13,843.50           $13,294.30          $11,000.00
12/31/94           $13,847.20           $14,365.60          $11,145.50
12/31/95           $15,175.70           $16,024.80          $15,325.90
12/31/96           $18,005.20           $17,044.40          $18,888.90
12/31/97           $20,173.70           $17,394.90          $25,193.10
12/31/98           $25,806.90           $20,931.60          $32,437.80
12/31/99           $33,418.50           $26,645.60          $39,293.50
12/31/00           $28,133.60           $22,926.50          $35,683.60
12/31/01           $21,370.60           $18,064.80          $31,446.20
12/31/02           $18,206.60           $15,236.40          $24,496.50


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR      5 YEARS     10 YEARS
---------------------------------------------------------------------
  International Series               (14.81)%    (2.03)%       6.18%
---------------------------------------------------------------------
  MSCI EAFE Index 1                  (15.66)%    (2.62)%       4.30%
---------------------------------------------------------------------
  S&P 500 Index 2                    (22.10)%    (0.56)%       9.37%
---------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/92. Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

1 The MSCI (Morgan Stanley Capital International) EAFE Index is a measure of foreign stock fund performance, which includes net dividends, reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand, and the Far East.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                        SHARES      VALUE
                                                        -------  -----------

FOREIGN COMMON STOCKS--97.6%
AUSTRALIA--2.8%
  QBE Insurance Group Ltd. (Property & Casualty
    Insurance) ......................................   689,600  $  3,164,763
                                                                 ------------
BELGIUM--0.9%
  Interbrew (Brewers) ...............................    44,000     1,038,858
                                                                 ------------
BRAZIL--2.3%
  Companhia Paranaense de Energia-Copel ADR
    (Electric Utilities) ............................   120,000       337,200
  Companhia Vale do Rio Doce ADR (Diversified Metals
    & Mining) .......................................    38,200     1,104,362
  Petroleo Brasileiro SA ADR (Integrated Oil & Gas) .    35,000       469,000
  Unibanco-Uniao de Bancos Brasileiros SA GDR
    (Banks) .........................................    65,250       714,488
                                                                 ------------
                                                                    2,625,050
                                                                 ------------
DENMARK--1.0%
  Danske Bank A/S (Banks) ...........................    68,000     1,123,996
                                                                 ------------
FINLAND--2.4%
  Nokia Oyj (Telecommunications Equipment) ..........   103,400     1,643,819
  Stora Enso Oyj (Paper Products) ...................   107,000     1,128,419
                                                                 ------------
                                                                    2,772,238
                                                                 ------------
FRANCE--10.3%
  Aventis SA (Pharmaceuticals) ......................    33,887     1,841,975
  Havas SA (Commercial Printing) ....................   193,810       752,486
  L'Oreal SA (Household Products) ...................    30,000     2,283,912
  Sanofi-Synthelabo SA (Pharmaceuticals) ............    30,000     1,833,741
  Schneider Electric SA (Industrial Machinery) ......    33,090     1,565,661
  Total Fina Elf SA (Oil & Gas Refining, Marketing &
    Transportation) .................................    13,710     1,958,017
  Valeo SA (Auto Parts & Equipment) .................    46,000     1,443,277
                                                                 ------------
                                                                   11,679,069
                                                                 ------------
GERMANY--3.2%
  BASF AG (Diversified Chemicals) ...................    24,400       919,189
  Bayerische Motoren Werke AG (Automobile
    Manufacturers) ..................................    32,140       976,372
  Metro AG (Department Stores) ......................    71,000     1,713,590
                                                                 ------------
                                                                    3,609,151
                                                                 ------------
HONG KONG--4.2%
  China Mobile (Hong Kong) Ltd. (Wireless
    Telecommunication Services) (b) .................   543,800     1,293,538
  Giordano International Ltd. (Apparel Retail) ...... 4,790,000     1,873,404
  Swire Pacific Ltd. Class B (Multi-Sector Holdings)  2,410,000     1,537,469
                                                                 ------------
                                                                    4,704,411
                                                                 ------------
ITALY--6.2%
  ENI SpA (Integrated Oil & Gas) ....................   218,296     3,470,397
  Telecom Italia Mobile SpA (Wireless
    Telecommunication Services) .....................   310,000     1,415,050
  Telecom Italia SpA (Integrated Telecommunication
    Services) .......................................   279,000     2,116,719
                                                                 ------------
                                                                    7,002,166
                                                                 ------------
JAPAN--21.7%
  Fuji Photo Film Co. Ltd. (Household Appliances) ...    70,000     2,282,800
  Fujikura Ltd. (Industrial Machinery) ..............   482,000     1,145,394
  Honda Motor Co. Ltd. (Automobile Manufacturers) ...    46,800     1,731,288
  Kao Corp. (Household Products) ....................    87,000     1,909,791
  Mabuchi Motor Co. Ltd. (Industrial Machinery) .....    22,300     2,052,043


                                                        SHARES      VALUE
                                                        -------  -----------
JAPAN--CONTINUED
  NTT DoCoMo, Inc. (Wireless Telecommunication
    Services) .......................................       850  $  1,568,635
  Olympus Optical Co. Ltd. (Health Care Equipment) ..   154,000     2,509,783
  Orix Corp. (Consumer Finance) .....................    25,100     1,618,058
  Rohm Co. Ltd. (Semiconductors) ....................    13,000     1,655,262
  Shin-Etsu Chemical Co. Ltd. (Oil & Gas Equipment
    & Services) .....................................    54,000     1,770,118
  Takeda Chemical Industries Ltd. (Pharmaceuticals) .    51,000     2,131,625
  Terumo Corp. (Health Care Equipment) ..............   128,800     1,782,165
  Uni-Charm Corp. (Household Products) ..............    60,000     2,381,393
                                                                 ------------
                                                                   24,538,355
                                                                 ------------
LUXEMBOURG--1.4%
  Arcelor (Steel) (b) ...............................   127,333     1,565,991
                                                                 ------------
NETHERLANDS--3.8%
  IHC Caland NV (Oil & Gas Equipment & Services) ....    29,918     1,579,143
  ING Groep NV (Multi-Sector Holdings) ..............    51,320       869,182
  TPG NV (Air Freight & Couriers) ...................   112,130     1,817,905
                                                                 ------------
                                                                    4,266,230
                                                                 ------------
SINGAPORE--2.0%
  Oversea-Chinese Banking Corp. Ltd. (Banks) ........   400,000     2,225,412
                                                                 ------------
SOUTH KOREA--1.8%
  Kookmin Bank ADR (Banks) ..........................    57,600     2,036,160
                                                                 ------------
SWEDEN--4.7%
  Assa Abloy AB Class B (Electrical Components &
    Equipment) ......................................   139,511     1,593,116
  Nordea AB (Banks) .................................   185,000       815,303
  Svenska Handelsbanken AB Class A (Banks) ..........   148,000     1,970,314
  Volvo AB Class B (Construction, Farm Machinery &
    Heavy Trucks) ...................................    61,100       995,739
                                                                 ------------
                                                                    5,374,472
                                                                 ------------
SWITZERLAND--7.0%
  Credit Suisse Group (Banks) (b) ...................    66,120     1,434,595
  Nestle SA Registered Shares (Packaged Foods and
    Meats) ..........................................    11,350     2,405,131
  Swiss Re Registered Shares (Property & Casualty
    Insurance) ......................................    37,000     2,427,081
  UBS AG Registered Shares (Multi-Sector Holdings) (b) 21,300 1,035,199 Zurich Financial Services AG (Property & Casualty
    Insurance) ......................................     6,400       597,097
                                                                 ------------
                                                                    7,899,103
                                                                 ------------
UNITED KINGDOM--21.9%
  3i Group plc (Diversified Financial Services) .....   122,000     1,090,075
  AstraZeneca plc (Pharmaceuticals) .................    53,000     1,894,228
  BOC Group plc (Oil & Gas Equipment & Services) ....    75,000     1,072,205
  BP plc (Integrated Oil & Gas) .....................   569,000     3,911,503
  BT Group plc (Integrated Telecommunication
    Services) .......................................   505,500     1,586,936
  Carlton Communications plc (Leisure Facilities) ...   200,000       432,263
  GlaxoSmithKline plc (Pharmaceuticals) .............   100,000     1,919,021
  HSBC Holdings plc (Banks) .........................   210,000     2,320,937
  Imperial Chemical Industries plc (Diversified
    Chemicals) ......................................   200,000       740,562
  Lloyds TSB Group plc (Multi-Sector Holdings) ......   251,600     1,806,546
  mm02 plc (Wireless Telecommunication Services) (b)    300,000       213,717
  Prudential plc (Life & Health Insurance) ..........   201,100     1,421,281
  Sainsbury (J) plc (Food Retail) ...................   286,000     1,283,466
  Shell Transport & Trading Co. plc (Integrated Oil
    & Gas) ..........................................   387,000     2,548,225


                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                        SHARES      VALUE
                                                        -------  -----------

UNITED KINGDOM--CONTINUED
  Vodafone Group plc (Wireless Telecommunication
    Services) ....................................... 1,000,000  $  1,823,231
  Whitbread plc (Restaurants) .......................    79,000       688,062
                                                                 ------------
                                                                   24,752,258
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $133,890,791) ..............................   110,377,683
                                                                 ------------
FOREIGN PREFERRED STOCKS--2.1%
SOUTH KOREA--2.1%
  Samsung Electronics Co. Ltd. Pfd.
    (Semiconductors) ................................    19,000     2,402,934
                                                                 ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $1,097,464) ................................     2,402,934
                                                                 ------------
TOTAL INVESTMENTS--99.7%
  (Identified cost $134,988,255) ..............................   112,780,617(a)
  Other assets and liabilities, net--0.3% .....................       393,469
                                                                 ------------
NET ASSETS--100.0% ............................................  $113,174,086
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,398,979 and gross depreciation of $28,300,553 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $135,682,191.

(b) Non-income producing.


                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Couriers .................................................   1.6%
Apparel Retail .........................................................   1.7
Auto Parts & Equipment .................................................   1.3
Automobile Manufacturers ...............................................   2.4
Banks ..................................................................  11.2
Brewers ................................................................   0.9
Commercial Printing ....................................................   0.7
Construction, Farm Machinery & Heavy Trucks ............................   0.9
Consumer Finance .......................................................   1.4
Department Stores ......................................................   1.5
Diversified Chemicals ..................................................   1.5
Diversified Financial Services .........................................   1.0
Diversified Metals & Mining ............................................   1.0
Electric Utilities .....................................................   0.3
Electrical Components & Equipment ......................................   1.4
Food Retail ............................................................   1.1
Health Care Equipment ..................................................   3.8
Household Appliances ...................................................   2.0
Household Products .....................................................   5.8
Industrial Machinery ...................................................   4.2
Integrated Oil & Gas ...................................................   9.2
Integrated Telecommunication Services ..................................   3.3
Leisure Facilities .....................................................   0.4
Life & Health Insurance ................................................   1.3
Multi-Sector Holdings ..................................................   4.7
Oil & Gas Equipment & Services .........................................   3.9
Oil & Gas Refining, Marketing & Transportation .........................   1.7
Packaged Foods and Meats ...............................................   2.1
Paper Products .........................................................   1.0
Pharmaceuticals ........................................................   8.5
Property & Casualty Insurance ..........................................   5.5
Restaurants ............................................................   0.6
Semiconductors .........................................................   3.6
Steel ..................................................................   1.4
Telecommunications Equipment ...........................................   1.5
Wireless Telecommunication Services ....................................   5.6
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $134,988,255)     $ 112,780,617
Receivables
  Investment securities sold ................................         1,366,344
  Tax reclaim ...............................................           266,325
  Dividends .................................................           124,212
  Fund shares sold ..........................................           113,681
Prepaid expenses ............................................             2,057
                                                                  -------------
    Total assets ............................................       114,653,236
                                                                  -------------
LIABILITIES
Payables
  Cash overdraft ............................................           775,781
  Fund shares repurchased ...................................           479,459
  Investment advisory fee ...................................            72,658
  Financial agent fee .......................................            11,195
  Trustees' fee .............................................             2,010
Accrued expenses ............................................           138,047
                                                                  -------------
    Total liabilities .......................................         1,479,150
                                                                  -------------
NET ASSETS ..................................................     $ 113,174,086
                                                                  =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..........     $ 190,212,101
  Undistributed net investment income .......................           343,433
  Accumulated net realized loss .............................       (55,216,817)
  Net unrealized depreciation ...............................       (22,164,631)
                                                                  -------------
NET ASSETS ..................................................     $ 113,174,086
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...................................        13,737,766
                                                                     ==========
Net asset value and offering price per share ................             $8.24
                                                                          =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends .................................................     $   3,387,905
  Interest ..................................................            37,574
  Foreign taxes withheld ....................................          (330,912)
                                                                  -------------
    Total investment income .................................         3,094,567
                                                                  -------------
EXPENSES
  Investment advisory fee ...................................         1,039,523
  Financial agent fee .......................................           155,154
  Custodian .................................................           128,446
  Printing ..................................................            71,964
  Professional ..............................................            45,991
  Trustees ..................................................             4,598
  Miscellaneous .............................................            11,790
                                                                  -------------
    Total expenses ..........................................         1,457,466
                                                                  -------------
NET INVESTMENT INCOME .......................................         1,637,101
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...........................       (22,617,352)
  Net realized gain on foreign currency transactions ........            60,546
  Net change in unrealized appreciation (depreciation)
    on investments ..........................................           249,528
  Net change in unrealized appreciation (depreciation)
    on foreign currency and foreign currency transactions ...            44,315
                                                                  -------------
NET LOSS ON INVESTMENTS .....................................       (22,262,963)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     $ (20,625,862)
                                                                  =============

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED            YEAR ENDED
                                                                                                   12/31/02              12/31/01
                                                                                                 -------------       ---------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................       $   1,637,101        $   1,348,425
  Net realized gain (loss) ...............................................................         (22,556,806)         (32,633,883)
  Net change in unrealized appreciation (depreciation) ...................................             293,843          (23,424,568)
                                                                                                 -------------        -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................         (20,625,862)         (54,710,026)
                                                                                                 -------------        -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................................................          (1,431,749)                  --
  Net realized short-term gains ..........................................................                  --           (2,072,805)
  Net realized long-term gains ...........................................................                  --           (3,087,812)
                                                                                                 -------------        -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................          (1,431,749)          (5,160,617)
                                                                                                 -------------        -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (13,798,860 and 15,133,649 shares, respectively) .........         124,706,817          163,527,768
  Net asset value of shares issued from reinvestment of distributions (165,406
    and 492,572 shares, respectively) ....................................................           1,431,749            5,160,617
  Cost of shares repurchased (16,605,493 and 16,881,045 shares, respectively) ............        (151,130,946)        (182,202,911)
                                                                                                 -------------        -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................         (24,992,380)         (13,514,526)
                                                                                                 -------------        -------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................         (47,049,991)         (73,385,169)
NET ASSETS
  Beginning of period ....................................................................         160,224,077          233,609,246
                                                                                                 -------------        -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $343,433 AND $478,
    RESPECTIVELY) ........................................................................       $ 113,174,086        $ 160,224,077
                                                                                                 =============        =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------
                                                         2002       2001      2000      1999      1998
                                                        ------     ------    ------    ------    ------
Net asset value, beginning of period ..............     $ 9.78     $13.25    $17.19    $15.46    $14.53
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................       0.12       0.06      0.08      0.23      0.12(1)
  Net realized and unrealized gain (loss) .........      (1.56)     (3.23)    (2.77)     4.13      3.94
                                                        ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ..............      (1.44)     (3.17)    (2.69)     4.36      4.06
                                                        ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............      (0.10)        --     (0.06)    (0.39)       --
  Distributions from net realized gains ...........         --      (0.30)    (1.19)    (2.24)    (3.13)
                                                        ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ...........................      (0.10)     (0.30)    (1.25)    (2.63)    (3.13)
                                                        ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE .........................      (1.54)     (3.47)    (3.94)     1.73      0.93
                                                        ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ....................     $ 8.24     $ 9.78    $13.25    $17.19    $15.46
                                                        ======     ======    ======    ======    ======
Total return ......................................     (14.81)%   (24.04)%  (15.81)%   29.49%    27.92%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........   $113,174   $160,224  $233,609  $298,973  $241,915
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ..............................       1.05%      1.02%     1.02%     1.01%     0.98%
  Net investment income ...........................       1.18%      0.72%     0.54%     0.81%     0.72%
Portfolio turnover ................................         34%        74%       94%       79%       93%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia but excluding Japan. The fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.


Q: HOW DID THE FUND PERFORM DURING YEAR UNDER REVIEW?

A: For the 12 months ended December 31, 2002, the fund returned 5.89%, substantially outperforming the fund's benchmark index, the MSCI (Morgan Stanley Capital International) All Country (AC) Asia Pacific Free Ex (Excluding) Japan Index, 1 which declined 5.11%, and the S&P 500 Index, 2 which fell 22.10% for the year. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.

Q: WHICH COUNTRIES, SECTORS AND STOCKS CONTRIBUTED TO THIS OUTPERFORMANCE?

A: Faced yet again with a difficult external environment, we continued with our strategy of investing in good quality companies with strong balance sheets and that trade on undemanding valuations. Once again, our strong outperformance was driven by good stock selection, which, in turn, determined our asset allocation.

     Our biggest relative overweight positions were in Singapore, Indonesia, India and Thailand, while we were underweight relative to benchmark in Australia and Taiwan. We also maintained an overweight position in Hong Kong, and outperformed the benchmark largely due to our stock picks. Stock selection was a major contributor in Korea. Our holdings in the Indian subcontinent also performed very well.


Q: WHAT FACTORS MOST AFFECTED THE REGION AND THE FUND'S PERFORMANCE?

A: Although Asian markets were weighed down by external uncertainty, they held up relatively well compared to the rest of the world. This reflected an ongoing recovery story characterized by improving domestic demand. A low interest rate environment has provided a good backdrop for growth in personal consumption. Credit card use has surged while auto sales have been brisk. Evidence of this was strongest in Korea and Thailand. In both, a strong cyclical recovery, in addition to a booming credit story, have been the primary growth stimulants.

     Other healthy performers were China, Malaysia and Indonesia. In China, gross domestic product rose 8.1% year-over-year in the third quarter, faster than the second quarter's 8% increase. Strong foreign direct investment (FDI) inflows, exports and continued fiscal stimulus remained the primary drivers.
Malaysia witnessed a domestic demand revival, albeit one still being led by heavy government spending. Meanwhile, progress in privatization, a rise in the rupiah from repatriation of offshore funds and lower interest rates helped
Indonesia's cause. While the recent bomb blasts in Bali could result in FDI outflows and lower foreign exchange receipts stemming from tourism-related losses, we believe the impact will be short term as the country's fundamentals remain sound.

     On the flip side, Hong Kong and Singapore experienced worsening business conditions. In Hong Kong, structural deflation, a narrow tax base and a weak property market deterred investors. Retail sales also fell sharply as the unemployment rate spiraled higher. Meanwhile a slowing U.S. economy hurt Singapore and its trade-dependent manufacturing base.


Q: WHAT IS YOUR OUTLOOK FOR ASIAN MARKETS?

A: While Asia's return to health is, to a large extent, hostage to a variety of external issues, domestic consumption is already providing a good balance to exports. Asia's reliance on the U.S. will also diminish as China's economy and its manufacturing base grows.

1 The MSCI AC (Morgan  Stanley Capital  International  All Country) Asia Pacific
  Free Ex (Excluding) Japan Index is a market value weighted average of the total return performance of securities listed on the stock exchanges of 15 countries in Asia and the Pacific Basin.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                 MSCI AC Asia Pacific Free
  Date       New Asia Series         Ex Japan Index 1         S&P 500 Index 2
-------      ---------------     -------------------------    ---------------
 9/17/96       $10,000.00                 $10,000.00             $10,000.00
12/31/96       $10,015.70                 $10,348.50             $10,920.70
12/31/97        $6,771.58                  $6,808.84             $14,565.60
12/31/98        $6,470.61                  $6,508.13             $18,754.10
12/31/99        $9,767.86                  $9,751.46             $22,717.80
12/29/00        $8,208.55                  $6,828.99             $20,630.70
12/31/01        $8,292.48                  $6,665.09             $18,180.80
12/31/02        $8,780.67                  $6,324.68             $14,162.80

  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                      9/17/96 TO
                                               1 YEAR      5 YEARS     12/31/02
--------------------------------------------------------------------------------
  New Asia Series                               5.89%       5.33%        (2.05)%
--------------------------------------------------------------------------------
  MSCI AC Asia Pacific Free Ex Japan Index 1   (5.11)%     (1.46)%       (7.06)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                             (22.10)%     (0.56)%        5.69%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 9/17/96
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

1 The MSCI AC (Morgan  Stanley Capital  International  All Country) Asia Pacific
  Free Ex (Excluding) Japan Index is a market value weighted average of the total return performance of securities listed on the stock exchanges of 15 countries in Asia and the Pacific Basin.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES      VALUE
                                                       --------  ------------
FOREIGN COMMON STOCKS--90.9%
AUSTRALIA--8.7%
  BRL Hardy Ltd. (Brewers) ..........................    70,000  $    277,890
  Leighton Holdings Ltd. (Construction & Engineering)    55,916       320,216
  QBE Insurance Group Ltd. (Property & Casualty
    Insurance) ......................................    94,000       431,392
  Rio Tinto Ltd. (Diversified Metals & Mining) ......    13,340       255,025
                                                                 ------------
                                                                    1,284,523
                                                                 ------------
CHINA--4.2%
  PetroChina Co. Ltd. (Integrated Oil & Gas) ........ 1,750,000       347,829
  Zhejiang Expressway Co. Ltd. (Highways & Railtracks)  700,000       269,287
                                                                 ------------
                                                                      617,116
                                                                 ------------
HONG KONG--16.4%
  Asia Satellite Telecommunications Holdings Ltd.
    (Integrated Telecommunication Services) .........   165,000       193,598
  China Mobile (Hong Kong) Ltd. (Wireless
    Telecommunication Services) (b) .................   118,000       280,687
  Dah Sing Financial Group (Banks) ..................    67,000       339,366
  Giordano International Ltd. (Apparel Retail) ...... 1,400,000       547,550
  MTR Corp. Ltd. (Railroads) ........................   200,000       211,583
  Swire Pacific Ltd. Class B (Multi-Sector Holdings)    825,000       526,312
  Wing Hang Bank Ltd. (Banks) .......................   106,000       339,135
                                                                 ------------
                                                                    2,438,231
                                                                 ------------
INDIA--6.7%
  Bharat Petroleum Corp. Ltd. (Oil & Gas Refining,
    Marketing & Transportation) .....................    85,000       384,228
  Gail India Ltd.GDR (Gas Utilities) ................    40,000       348,000
  ICICI Bank Ltd. (Banks) ...........................    87,750       257,211
                                                                 ------------
                                                                      989,439
                                                                 ------------
INDONESIA--3.2%
  PT Unilever Indonesia Tbk (Household Products) ....   230,000       467,709
                                                                 ------------

MALAYSIA--6.4%
  Malaysian Oxygen Berhad (Oil & Gas Equipment &
    Services) .......................................   150,000       394,739
  Public Bank Berhad (Banks) ........................   437,500       299,344
  Sime UEP Properties Berhad (Homebuilding) .........   250,000       256,580
                                                                 ------------
                                                                      950,663
                                                                 ------------
PHILIPPINES--2.4%
  Ayala Land, Inc. (Real Estate Management &
    Development) .................................... 2,250,000       191,767
  Bank  of the  Philippine  Islands  (Banks) ........   267,100       167,610
                                                                 ------------
                                                                      359,377
                                                                 ------------
SINGAPORE--12.3%
  City Developments Ltd. (Real Estate Management &
    Development) ....................................    85,000       203,862
  Haw Par Corp. Ltd. (Industrial Machinery) .........     3,205         6,024
  Oversea-Chinese Banking Corp. Ltd. (Banks) ........    69,000       383,884
  Robinson & Co. Ltd. (Department Stores) ...........   125,000       396,365
  Singapore Airlines Ltd. (Airlines) ................    50,000       294,031
  United Overseas Bank Ltd. (Banks) .................    78,400       533,361
                                                                 ------------
                                                                    1,817,527
                                                                 ------------
SOUTH KOREA--11.9%
  Hyundai Motor Co. Ltd. (Automobile Manufacturers) (b)  28,000       328,148
  Kookmin Bank (Banks) (b) ..........................    15,000       531,175


                                                        SHARES      VALUE
                                                       --------  ------------
SOUTH KOREA--CONTINUED
  KT Corp. (Integrated Telecommunication
    Services) (b) ...................................    13,200  $    564,260
  Shinsegae Co. Ltd (Specialty Stores) (b) ..........     3,120       341,975
                                                                 ------------
                                                                    1,765,558
                                                                 ------------
SRI LANKA--2.0%
  Keells (John) Holdings Ltd. (Packaged Foods and
    Meats) ..........................................   200,000       163,366
  National Development Bank Ltd. (Banks) ............   150,000       140,749
                                                                 ------------
                                                                      304,115
                                                                 ------------
TAIWAN--8.3%
  Fubon Financial Holding Co. Ltd. (Property &
    Casualty Insurance) .............................   284,000       225,435
  SinoPac Holdings Co. (Banks) (b) .................. 1,038,237       434,465
  Standard Foods Corp. GDR (Packaged Foods and
    Meats) (b) ......................................    52,447        65,559
  Taiwan Cellular Corp. (Wireless Telecommunication
    Services) .......................................   297,500       248,130
  United Microelectronics Corp. (Semiconductors) (b)    423,350       256,908
                                                                 ------------
                                                                    1,230,497
                                                                 ------------
THAILAND--5.7%
  Hana Microelectronics Public Co. Ltd. (Electronic
    Equipment & Instruments) ........................   200,800       307,490
  Phatra Insurance Public Co. Ltd. (Property &
    Casualty Insurance) .............................    71,600       214,302
  PTT Exploration and Production Public Co. Ltd.
    (Oil & Gas Exploration & Production) ............   100,000       329,466
                                                                 ------------
                                                                      851,258
                                                                 ------------
UNITED KINGDOM--2.7%
  Rowe Evans Investments plc Group (Agricultural
    Products) .......................................   200,000       400,869
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $14,407,776) ...............................    13,476,882
                                                                 ------------
FOREIGN PREFERRED STOCKS--5.5%
SOUTH KOREA--5.5%
  Samsung Electronics Co. Ltd. Pfd. (Semiconductors)      6,420       811,938
                                                                 ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $608,827) ..................................       811,938
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--96.4%
  (Identified cost $15,016,603) ...............................    14,288,820
                                                                 ------------

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (UNAUDITED)    (000)
                                           --------     -------
SHORT-TERM OBLIGATIONS--4.2%
COMMERCIAL PAPER--4.2%
  Emerson Electric Co. 1.25%, 1/2/03 ....      A-1         $630       629,978
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $629,978) ..................................       629,978
                                                                 ------------
TOTAL INVESTMENTS--100.6%
  (Identified cost $15,646,581) ...............................    14,918,798(a)
  Other assets and liabilities, net--(0.6)% ...................       (88,200)
                                                                 ------------
NET ASSETS--100.0% ............................................   $14,830,598
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,704,297 and gross depreciation of $2,540,668 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $15,755,169.

(b) Non-income producing.

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Agricultural Products .................................................    2.8%
Airlines ..............................................................    2.1
Apparel Retail ........................................................    3.8
Automobile Manufacturers ..............................................    2.3
Banks .................................................................   24.0
Brewers ...............................................................    1.9
Construction & Engineering ............................................    2.2
Department Stores .....................................................    2.8
Diversified Metals & Mining ...........................................    1.8
Electronic Equipment & Instruments ....................................    2.1
Gas Utilities .........................................................    2.4
Highways & Railtracks .................................................    1.9
Homebuilding ..........................................................    1.8
Household Products ....................................................    3.3
Industrial Machinery ..................................................    0.0
Integrated Oil & Gas ..................................................    2.4
Integrated Telecommunication Services .................................    5.3
Multi-Sector Holdings .................................................    3.7
Oil & Gas Equipment & Services ........................................    2.8
Oil & Gas Exploration & Production ....................................    2.3
Oil & Gas Refining, Marketing & Transportation ........................    2.7
Packaged Foods and Meats ..............................................    1.6
Property & Casualty Insurance .........................................    6.1
Railroads .............................................................    1.5
Real Estate Management & Development ..................................    2.8
Semiconductors ........................................................    7.5
Specialty Stores ......................................................    2.4
Wireless Telecommunication Services ...................................    3.7
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $15,646,581)      $  14,918,798
Cash ........................................................                79
Foreign currency at value (Identified cost $27,647) .........            26,912
Receivables
  Fund shares sold ..........................................            27,639
  Dividends and interest ....................................            19,275
  Receivable from adviser ...................................            12,345
Prepaid expense .............................................               224
                                                                  -------------
    Total assets ............................................        15,005,272
                                                                  -------------
LIABILITIES
Payables
  Fund shares repurchased ...................................            78,124
  Professional fee ..........................................            44,486
  Printing fee ..............................................            19,840
  Custodian fee .............................................            13,569
  Foreign taxes payable .....................................            11,105
  Financial agent fee .......................................             4,218
  Trustees' fee .............................................             1,773
Accrued expenses ............................................             1,559
                                                                  -------------
    Total liabilities .......................................           174,674
                                                                  -------------
NET ASSETS ..................................................     $  14,830,598
                                                                  =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..........     $  17,944,585
  Undistributed net investment income .......................            70,533
  Accumulated net realized loss .............................        (2,456,022)
  Net unrealized depreciation ...............................          (728,498)
                                                                  -------------
NET ASSETS ..................................................     $  14,830,598
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...................................         1,949,306
                                                                  =============
Net asset value and offering price per share ................             $7.61
                                                                          =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ...................................................       $ 535,556
  Interest ....................................................           8,885
  Foreign taxes withheld ......................................         (44,501)
                                                                      ---------
    Total investment income ...................................         499,940
                                                                      ---------
EXPENSES
  Investment advisory fee .....................................         151,942
  Financial agent fee .........................................          53,883
  Custodian ...................................................          75,268
  Professional ................................................          46,577
  Printing ....................................................          33,772
  Trustees ....................................................           4,362
  Miscellaneous ...............................................           5,784
                                                                      ---------
    Total expenses ............................................         371,588
    Less expenses borne by investment adviser .................        (168,784)
                                                                      ---------
    Net expenses ..............................................         202,804
                                                                      ---------
NET INVESTMENT INCOME .........................................         297,136
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .............................        (121,179)
  Net realized loss on foreign currency transactions ..........          (4,790)
  Net change in unrealized appreciation (depreciation)
    on investments ............................................         392,481
  Net change in unrealized appreciation (depreciation)
    on foreign currency and foreign currency transactions .....          (2,167)
                                                                      ---------
NET GAIN ON INVESTMENTS .......................................         264,345
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........       $ 561,481
                                                                      =========

                        See Notes to Financial Statements

                        PHOENIX-ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       YEAR ENDED       YEAR ENDED
                                                                                                        12/31/02         12/31/01
                                                                                                     ------------      -------------
FROM OPERATIONS
  Net investment income (loss) .................................................................     $    297,136      $    312,722
  Net realized gain (loss) .....................................................................         (125,969)         (999,075)
  Net change in unrealized appreciation (depreciation) .........................................          390,314           855,407
                                                                                                     ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................          561,481           169,054
                                                                                                     ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................         (380,629)         (289,069)
                                                                                                     ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................         (380,629)         (289,069)
                                                                                                     ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,998,274 and 2,340,672 shares, respectively) .................       24,842,972        16,679,198
  Net asset value of shares issued from reinvestment of distributions (48,035 and 40,074 shares,
    respectively) ..............................................................................          380,629           289,069
  Cost of shares repurchased (2,939,567 and 2,344,849 shares, respectively) ....................      (24,149,021)      (16,761,270)
                                                                                                     ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................        1,074,580           206,997
                                                                                                     ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................        1,255,432            86,982
NET ASSETS
  Beginning of period ..........................................................................       13,575,166        13,488,184
                                                                                                     ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $70,533 AND $120,639,
    RESPECTIVELY) ..............................................................................     $ 14,830,598      $ 13,575,166
                                                                                                     ============      ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                           2002       2001      2000      1999      1998
                                                          ------     ------    ------    ------    ------
Net asset value, beginning of period .................    $ 7.37     $ 7.47    $ 9.16    $ 6.13    $ 6.44
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................      0.17       0.19      0.22      0.11(2)   0.13(2)
  Net realized and unrealized gain (loss) ............      0.27      (0.12)    (1.67)     3.00     (0.41)
                                                          ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .................      0.44       0.07     (1.45)     3.11     (0.28)
                                                          ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............     (0.20)     (0.17)    (0.24)    (0.08)    (0.03)
                                                          ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..............................     (0.20)     (0.17)    (0.24)    (0.08)    (0.03)
                                                          ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ............................      0.24      (0.10)    (1.69)     3.03     (0.31)
                                                          ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .......................    $ 7.61     $ 7.37    $ 7.47    $ 9.16    $ 6.13
                                                          ======     ======    ======    ======    ======
Total return .........................................      5.89%      1.02%   (15.96)%   50.96%    (4.44)%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (thousands) ..............   $14,831    $13,575   $13,488   $17,838    $9,510
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ..............................      1.33%      1.25%     1.25%     1.25%     1.25%
  Net investment income ..............................      1.96%      2.44%     2.42%     1.49%     2.09%
Portfolio turnover ...................................        22%        46%       60%       35%       46%

(1) If the investment adviser had not waived fees and reimbursed expenses,  the ratio of operating expenses to average  net assets  would have been 2.45%,  2.41%,  2.41%,  2.39% and 2.50% for the  periods  ended
    December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(2) Computed using average shares outstanding.

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term growth of capital by investing in medium-sized U.S. companies. The portfolio utilizes AIM's Growth at a Reasonable Price discipline that should be able to participate in the upside and provide protection on the downside. Investors should note that the risks of investing in mid-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the fiscal year ended December 31, 2002, the portfolio returned -10.89%, outperforming the Russell MidCap Index, 1 which returned -16.19%, and the S&P 500 Index, 2 which returned -22.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: During 2002, the equity markets experienced the worst bear market in over 70 years, and the economy experienced a choppy recovery. Gross Domestic Product growth for the year is estimated at 3%. Employment growth was essentially nonexistent, and the unemployment rate increased to 6% by the end of the year. Weak corporate expenditures kept economic growth at moderate levels, and it appears that corporations wanted to put off hiring and spending until the geopolitical environment stabilized. Manufacturing indicators were mixed, but the widely recognized Institute for Supply Management Manufacturing Index showed signs of expansion by the end of the year.

     The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate to 1.25% in November. Consumers, enticed by low interest rates, fueled the economy as they purchased automobiles and homes in record numbers. The low interest rates created a favorable home buying environment and helped increase the rate of refinancing as well. The expanding housing market indicated that while consumers felt pessimistic about equity investing, their swelling home equity created a wealth effect that encouraged spending.

     Headlines from several fronts rattled investors. Threats of terrorism, escalating violence in the Middle East, and a rash of corporate accounting scandals sent markets down in the first half of the year. By the second half, war with Iraq appeared inevitable, and tensions spread to other areas of the globe as a major terror attack occurred in Bali, and North Korea reactivated their nuclear weapons facilities.

     The major market indices were down for the year, with the Dow Jones Industrial Average 3 down -14.67%, and the S&P 500 Index down -22.10%. This marked a dubious record for the Dow; its third down year in a row, an event that had not occurred since 1939-1941. In addition, for the first time since Standard & Poor's began tracking such data in 1981, all ten sectors of the S&P 500 Index were down in 2002.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: Stock selection in the Technology sector was the largest positive contributor to the portfolio's performance, relative to the Russell MidCap Index. Stock selection in Health Care also benefited the portfolio as holdings in Pharmaceutical stocks held up well during the year. The Consumer Discretionary and Consumer Staples sectors were also positive contributors to the portfolio's relative performance. Within the Consumer Staples sector, Household and Personal Products stocks in the portfolio performed especially well. Stock selection in the Industrials and Materials sectors detracted from the portfolio's performance, as holdings in the Chemicals and Construction Materials industries particularly suffered.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Although volatility could linger in the equity markets for some time, the current outlook continues to be favorable as interest rates remain low, and the economy continues to recover. Corporate profits have shown signs of improvement on a year over year basis. New tax reforms, including ending the double taxation of dividends, if passed, may provide much-needed economic stimulus. We expect U.S. Gross Domestic Product to expand in 2003 and the market to advance in anticipation of this improving environment.

1 The Russell MidCap Index measures the total return performance of the 800 smallest companies in the Russell 1000 Index.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Dow Jones Industrial Average is a commonly used measure of large-cap stock performance.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                        PHOENIX-AIM MID-CAP EQUITY SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


               Mid-Cap        Russell MidCap      S&P 500
  Date      Equity Series       Index 1           Index 2
--------    -------------     --------------    ----------

10/29/01     $10,000.00        $10,000.00       $10,000.00
12/31/01     $10,655.30        $11,199.60       $10,677.00
12/31/02      $9,494.76         $9,319.91        $8,317.38


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                    FROM
                                                                  INCEPTION
                                                                 10/29/01 TO
                                                      1 YEAR       12/31/02
----------------------------------------------------------------------------
  Mid-Cap Equity Series                              (10.89)%      (4.33)%
----------------------------------------------------------------------------
  Russell MidCap Index 1                             (16.19)%      (5.83)%)
----------------------------------------------------------------------------
  S&P 500 Index 2                                    (22.10)%     (14.54)%
----------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/29/01 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell MidCap Index measures the total return performance of the 800 smallest companies in the Russell 1000 Index.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Dow Jones Industrial Average is a commonly used measure of large-cap stock performance.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                        PHOENIX-AIM MID-CAP EQUITY SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                         SHARES     VALUE
                                                        -------  ------------
COMMON STOCKS--79.2%
ADVERTISING--1.4%
  Omnicom Group, Inc. ...............................     1,700  $    109,820
                                                                 ------------
AEROSPACE & DEFENSE--2.1%
  Northrop Grumman Corp. ............................       800        77,600
  Raytheon Co. ......................................     2,900        89,175
                                                                 ------------
                                                                      166,775
                                                                 ------------
APPLICATION SOFTWARE--1.3%
  PeopleSoft, Inc. (b) ..............................     5,600       102,480
                                                                 ------------
BANKS--0.9%
  Marshall & Ilsley Corp. ...........................     1,400        38,332
  TCF Financial Corp. ...............................       800        34,952
                                                                 ------------
                                                                       73,284
                                                                 ------------
COMPUTER & ELECTRONICS RETAIL--1.4%
  Best Buy Co., Inc. (b) ............................     4,700       113,505
                                                                 ------------
CONSTRUCTION MATERIALS--0.7%
  Martin Marietta Materials, Inc. ...................     1,900        58,254
                                                                 ------------
DATA PROCESSING SERVICES--4.9%
  Ceridian Corp. (b) ................................    13,000       187,460
  Certegy, Inc. (b) .................................     4,500       110,475
  Convergys Corp. (b) ...............................     5,700        86,355
                                                                 ------------
                                                                      384,290
                                                                 ------------
DIVERSIFIED CHEMICALS--1.0%
  Engelhard Corp. ...................................     3,400        75,990
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--1.3%
  Principal Financial Group, Inc. ...................     3,300        99,429
                                                                 ------------
ELECTRIC UTILITIES--2.5%
  FPL Group, Inc. ...................................       600        36,078
  Wisconsin Energy Corp. ............................     6,500       163,800
                                                                 ------------
                                                                      199,878
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
  Rockwell Automation, Inc. .........................     4,100        84,911
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.9%
  Amphenol Corp. Class A (b) ........................     2,800       106,400
  Diebold, Inc. .....................................     2,000        82,440
  Roper Industries, Inc. ............................     2,700        98,820
  Vishay Intertechnology, Inc. (b) ..................     3,100        34,658
  Waters Corp. (b) ..................................     6,700       145,926
                                                                 ------------
                                                                      468,244
                                                                 ------------
ENVIRONMENTAL SERVICES--1.8%
  Republic Services, Inc. (b) .......................     6,900       144,762
                                                                 ------------
FOOD RETAIL--2.4%
  Kroger Co. (The) (b) ..............................     7,000       108,150
  Safeway, Inc. (b) .................................     3,600        84,096
                                                                 ------------
                                                                      192,246
                                                                 ------------
FOOTWEAR--1.4%
  NIKE, Inc. Class B ................................     2,400       106,728
                                                                 ------------
FOREST PRODUCTS--0.9%
  Louisiana-Pacific Corp. (b) .......................     8,400        67,704
                                                                 ------------
GENERAL MERCHANDISE STORES--2.0%
  BJ's Wholesale Club, Inc. (b) .....................     4,100        75,030
  Family Dollar Stores, Inc. ........................     2,700        84,267
                                                                 ------------
                                                                      159,297
                                                                 ------------


                                                         SHARES     VALUE
                                                        -------  ------------
HEALTH CARE DISTRIBUTORS & SERVICES--1.8%
  IMS Health, Inc. ..................................     9,000  $    144,000

HEALTH CARE EQUIPMENT--4.1%
  Apogent Technologies, Inc. (b) ....................     7,800       162,240
  Bard (C.R.), Inc. .................................     1,400        81,200
  Beckman Coulter, Inc. .............................     2,700        79,704
                                                                 ------------
                                                                      323,144
                                                                 ------------
HOME FURNISHINGS--1.4%
  Mohawk Industries, Inc. (b) .......................     1,953       111,223
                                                                 ------------
HOUSEHOLD APPLIANCES--2.0%
  Black & Decker Corp. (The) ........................     1,800        77,202
  Whirlpool Corp. ...................................     1,500        78,330
                                                                 ------------
                                                                      155,532
                                                                 ------------
HOUSEHOLD PRODUCTS--1.3%
  Dial Corp. (The) ..................................     5,000       101,850
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.7%
  Fortune Brands, Inc. ..............................     1,100        51,161
                                                                 ------------
INDUSTRIAL MACHINERY--7.5%
  Dover Corp. .......................................     6,500       189,540
  Flowserve Corp. (b) ...............................     3,900        57,681
  ITT Industries, Inc. ..............................       800        48,552
  Kennametal, Inc. ..................................     1,700        58,616
  Molex, Inc. Class A ...............................     3,100        61,659
  Pentair, Inc. .....................................     2,500        86,375
  SPX Corp. (b) .....................................     2,400        89,880
                                                                 ------------
                                                                      592,303
                                                                 ------------
IT CONSULTING & SERVICES--1.0%
  Affiliated Computer Services, Inc. Class A (b) ....     1,500        78,975
                                                                 ------------
LEISURE PRODUCTS--2.7%
  Brunswick Corp. ...................................     8,200       162,852
  Mattel, Inc. ......................................     2,700        51,705
                                                                 ------------
                                                                      214,557
                                                                 ------------
METAL & GLASS CONTAINERS--1.1%
  Pactiv Corp. (b) ..................................     3,800        83,068
                                                                 ------------
OFFICE ELECTRONICS--0.9%
  Zebra Technologies Corp. Class A (b) ..............     1,200        68,760
                                                                 ------------
OFFICE SERVICES & SUPPLIES--1.5%
  Miller (Herman), Inc. .............................     6,500       119,600
                                                                 ------------
OIL & GAS DRILLING--0.7%
  Noble Corp. (b) ...................................     1,600        56,240
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--2.3%
  BJ Services Co. (b) ...............................     2,000        64,620
  Cooper Cameron Corp. (b) ..........................     1,200        59,784
  Weatherford International Ltd (b) .................     1,400        55,902
                                                                 ------------
                                                                      180,306
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.1%
  Valero Energy Corp. ...............................     2,400        88,656
                                                                 ------------
PACKAGED FOODS & MEATS--1.0%
  Campbell Soup Co. .................................     3,400        79,798
                                                                 ------------
PERSONAL PRODUCTS--1.3%
  Avon Products, Inc. ...............................     1,900       102,353
                                                                 ------------
PHARMACEUTICALS--0.6%
  Watson Pharmaceuticals, Inc. (b) ..................     1,800        50,886
                                                                 ------------

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

                                                         SHARES     VALUE
                                                        -------  ------------

PROPERTY & CASUALTY INSURANCE--0.8%
  MGIC Investment Corp. .............................     1,500  $     61,950
                                                                 ------------
RAILROADS--0.6%
  Norfolk Southern Corp. ............................     2,500        49,975
                                                                 ------------
RESTAURANTS--2.0%
  Jack in the Box, Inc. (b) .........................     4,100        70,889
  Outback Steakhouse, Inc. ..........................     2,500        86,100
                                                                 ------------
                                                                      156,989
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.8%
  Novellus Systems, Inc. (b) ........................     2,300        64,584
                                                                 ------------
SEMICONDUCTORS--1.7%
  Microchip Technology, Inc. ........................     2,700        66,015
  Xilinx, Inc. (b) ..................................     3,200        65,920
                                                                 ------------
                                                                      131,935
                                                                 ------------
SPECIALTY CHEMICALS--1.0%
  Rohm & Haas Co. ...................................     2,400        77,952
                                                                 ------------
SPECIALTY STORES--0.7%
  Barnes & Noble, Inc. (b) ..........................     3,200        57,824
                                                                 ------------
SYSTEMS SOFTWARE--3.6%
  BMC Software, Inc. (b) ............................     4,500        76,995
  Computer Associates International, Inc. ...........    15,100       203,850
                                                                 ------------
                                                                      280,845
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT--1.1%
  Advanced Fibre Communications, Inc. (b) ...........     5,200        86,736
                                                                 ------------
HEALTH CARE SUPPLIES--0.9%
  Millipore Corp. (b) ...............................     2,100        71,400
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $6,571,410) ................................     6,250,199
                                                                 ------------
FOREIGN COMMON STOCKS--4.4%
PHARMACEUTICALS--1.3%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ..     2,600       100,386
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--1.9%
  ACE Ltd. (Bermuda) ................................     3,700       108,558
  XL Capital Ltd. Class A (Bermuda) .................       500        38,625
                                                                 ------------
                                                                      147,183
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
  Mettler-Toledo International, Inc. (Switzerland) (b)    3,000        96,180
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $332,321) ..................................       343,749
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--83.6%
  (Identified cost $6,903,731) ................................     6,593,948
                                                                 ------------


                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                         ------    ----------
SHORT-TERM OBLIGATIONS--20.2%
REPURCHASE AGREEMENTS--20.2%
  State Street Bank & Trust Co. repurchase agreement,
    1.18% dated 12/31/02, due 1/2/03, repurchase price
    $1,592,104, collateralized by Freddie Mac 2.26%,
    2/13/03, market value $1,624,215 .................   $1,592    $1,592,000
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,592,000) ................................     1,592,000
                                                                   ----------
TOTAL INVESTMENTS--103.8%
  (Identified cost $8,495,731) ................................     8,185,948(a)
  Other assets and liabilities, net--(3.8)% ...................      (298,559)
                                                                   ----------
NET ASSETS--100.0% ............................................    $7,887,389
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $365,968 and gross depreciation of $681,230 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $8,501,210.

(b) Non-income producing.

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $8,495,731) ..      $8,185,948
Cash .........................................................             512
Receivables
  Investment securities sold .................................          25,984
  Receivable from adviser ....................................          17,817
  Fund shares sold ...........................................           5,720
  Dividends and interest .....................................           3,665
Prepaid expenses .............................................              80
                                                                    ----------
    Total assets .............................................       8,239,726
                                                                    ----------
LIABILITIES
Payables
  Investment securities purchased ............................         293,130
  Fund shares repurchased ....................................             542
  Professional fee ...........................................          33,894
  Financial agent fee ........................................           3,716
  Trustees' fee ..............................................           2,031
Accrued expenses .............................................          19,024
                                                                    ----------
    Total liabilities ........................................         352,337
                                                                    ----------
NET ASSETS ...................................................      $7,887,389
                                                                    ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ...........      $8,329,842
  Accumulated net realized loss ..............................        (132,670)
  Net unrealized depreciation ................................        (309,783)
                                                                    ----------
NET ASSETS ...................................................      $7,887,389
                                                                    ==========
  Shares of beneficial interest outstanding, $1 par value,
    unlimited authorization ..................................         831,669
                                                                    ==========
Net asset value and offering price per share .................           $9.48
                                                                         =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends .........................................................     $  39,910
  Interest ..........................................................        17,377
  Foreign taxes withheld ............................................           (78)
                                                                          ---------
    Total investment income .........................................        57,209
                                                                          ---------
EXPENSES
  Investment advisory fee ...........................................        47,898
  Financial agent fee ...............................................        45,982
  Professional ......................................................        33,348
  Printing ..........................................................        28,350
  Custodian .........................................................        26,010
  Trustees ..........................................................         6,153
  Miscellaneous .....................................................         5,672
                                                                          ---------
    Total expenses ..................................................       193,413
    Less expenses borne by investment adviser .......................      (132,126)
    Custodian fees paid indirectly ..................................            (8)
                                                                          ---------
    Net expenses ....................................................        61,279
                                                                          ---------
NET INVESTMENT LOSS .................................................        (4,070)
                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...................................      (132,670)
  Net change in unrealized appreciation (depreciation) on investments      (521,094)
                                                                          ---------
NET LOSS ON INVESTMENTS .............................................      (653,764)
                                                                          ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................     $(657,834)
                                                                          =========

                        See Notes to Financial Statements

                        PHOENIX-AIM MID-CAP EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   FROM INCEPTION
                                                                                     YEAR ENDED      10/29/01 TO
                                                                                      12/31/02        12/31/01
                                                                                    -----------    --------------
FROM OPERATIONS
  Net investment income (loss) ..................................................   $    (4,070)    $       918
  Net realized gain (loss) ......................................................      (132,670)          5,491
  Net change in unrealized appreciation (depreciation) ..........................      (521,094)        211,311
                                                                                    -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................      (657,834)        217,720
                                                                                    -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .........................................................          (918)             --
  Net realized short-term gains .................................................        (5,492)             --
                                                                                    -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................        (6,410)             --
                                                                                    -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (569,087 and 353,886 shares, respectively) ......     5,702,437       3,552,216
  Net asset value of shares issued from reinvestment of distributions
    (617 and 0 shares, respectively) ............................................         6,410              --
  Cost of shares repurchased (90,166 and 1,755 shares, respectively) ............      (909,289)        (17,861)
                                                                                    -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................     4,799,558       3,534,355
                                                                                    -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS .........................................     4,135,314       3,752,075
NET ASSETS
  Beginning of period ...........................................................     3,752,075              --
                                                                                    -----------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $918,
    RESPECTIVELY) ...............................................................   $ 7,887,389     $ 3,752,075
                                                                                    ===========     ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM INCEPTION
                                                     YEAR ENDED     10/29/01 TO
                                                      12/31/02       12/31/01
                                                     ----------   --------------
Net asset value, beginning of period ...............   $10.66        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................       --(4)         --(4)
  Net realized and unrealized gain (loss) ..........    (1.17)         0.66
                                                       ------        ------
    TOTAL FROM INVESTMENT OPERATIONS ...............    (1.17)         0.66
                                                       ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............       --(4)         --
  Distributions from net realized gains ............    (0.01)           --
                                                       ------        ------
    TOTAL DISTRIBUTIONS ............................    (0.01)           --
                                                       ------        ------
CHANGE IN NET ASSET VALUE ..........................    (1.18)         0.66
                                                       ------        ------
NET ASSET VALUE, END OF PERIOD .....................   $ 9.48        $10.66
                                                       ======         ======
Total return .......................................   (10.89)%        6.55%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ............   $7,887        $3,752
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ............................     1.09%(5)      1.05%(2)
  Net investment income (loss) .....................    (0.07)%        0.16%(2)
Portfolio turnover .................................       47%           12%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.43% and 7.13% for the periods ended December 31, 2002 and 2001, respectively.

(2) Annualized.

(3) Not annualized.

(4) Amount is less than $0.01.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital growth by investing in half aggressive growth and half value equities intended to maximize performance from stock selection while limiting risk.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the fiscal year ended December 31, 2002, the fund returned -25.06%, slightly underperforming its benchmark, the Russell 1000 Index, 1 which declined 21.65% and the S&P 500 Index, 2 which declined 22.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Despite a fourth quarter rally, the bear market continued in 2002--and broadened. U.S. equity markets ended the year down 22.10%, as measured by the S&P 500 Index, as a result of economic concerns, the continuation of the technology stock collapse, corporate malfeasance and the threat of war. This bear market has not only been among the most severe since World War II, it has been the longest. In some ways, the third year of this bear market was the most painful because every sector was down. Only high-quality fixed-income securities posted positive returns. The market's pervasive gloom is manifested in an extreme risk aversion that has led to extraordinarily low yields on T-bills and Treasury bonds--and a very high equity risk premium.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The Fund's position in WorldCom earlier in the year contributed greatly to its underperformance. We also realized losses in Sprint, Tyco, Tenet Healthcare and Qwest. On a more positive note, however, the fund's deep value portfolio outperformed the S&P 500 Index for the year, thanks to strong stock selection in the financial services sector, as well as an underweight position in technology stocks and an emphasis on industrial resources. Additionally, UnitedHealth, Ameren, Occidental Petroleum, Hewlett Packard and Golden West were among the fund's notable contributors for the year.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: In this environment, research-based stock selection will be critical to generating a premium. We remain confident in our analysts' ability to uncover attractive investment opportunities.

     There are many positive indicators for a market recovery. Gross domestic product is growing and productivity in the manufacturing sector has accelerated sharply, driving down costs. Consumer purchasing power is up significantly because wage growth is far outpacing inflation. Corporate profits have begun to rebound from depressed levels and businesses have already cut back on their capital spending and inventories, which we believe sets the stage for a period of replenishment and investment.

     History has a way of putting periods like this in perspective. The most important lesson reinforced of late is that market leadership alternates between growth and value styles of investing. This style blend can produce an attractive portfolio with a price-to-earnings ratio lower than the market thanks to its value holdings and an earnings growth potential above the market thanks to its growth holdings.

1 The Russell 1000 Index measures the total return performance of the 1,000 largest companies in the Russell 3000 Index.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


  Date     Growth + Value Series    Russell 1000 Index 1      S&P 500 Index 2
-------    ---------------------    --------------------      ---------------
10/29/01       $10,000.00                $10,000.00             $10,000.00
12/31/01       $10,703.10                $10,700.80             $10,677.00
12/31/02        $8,020.38                 $8,383.78              $8,317.38


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                       FROM
                                                                     INCEPTION
                                                                    10/29/01 TO
                                                          1 YEAR      12/31/02
-------------------------------------------------------------------------------
  Growth + Value Series                                   (25.06)%     (17.15)%
-------------------------------------------------------------------------------
  Russell 1000 Index 1                                    (21.65)%     (13.96)%
-------------------------------------------------------------------------------
  S&P 500 Index 2                                         (22.10)%     (14.54)%
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/29/01 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 1000 Index measures the total return performance of the 1,000 largest companies in the Russell 3000 Index.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES       VALUE
                                                        -------    ----------
COMMON STOCKS--95.1%
BANKS--8.3%
  Bank of America Corp. .............................     1,400    $   97,398
  FleetBoston Financial Corp. .......................     2,000        48,600
  Golden West Financial Corp. .......................     1,000        71,810
  National City Corp. ...............................     1,500        40,980
  Wachovia Corp. ....................................     1,900        69,236
  Washington Mutual, Inc. ...........................     2,700        93,231
                                                                   ----------
                                                                      421,255
                                                                   ----------
BIOTECHNOLOGY--1.6%
  Amgen, Inc. (b) ...................................     1,700        82,178
                                                                   ----------
BREWERS--0.7%
  Anheuser-Busch Cos., Inc. .........................       700        33,880
                                                                   ----------
BROADCASTING & CABLE TV--1.9%
  Comcast Corp. Class A (b) .........................     4,300        97,137
                                                                   ----------
COMPUTER HARDWARE--3.2%
  Dell Computer Corp. (b) ...........................     2,000        53,480
  Hewlett-Packard Co. ...............................     6,300       109,368
                                                                   ----------
                                                                      162,848
                                                                   ----------
CONSUMER FINANCE--2.9%
  MBNA Corp. ........................................     7,750       147,405
                                                                   ----------
DEPARTMENT STORES--4.3%
  Federated Department Stores, Inc. (b) .............     1,300        37,388
  Kohl's Corp. (b) ..................................     2,700       151,065
  Sears, Roebuck and Co. ............................     1,200        28,740
                                                                   ----------
                                                                      217,193
                                                                   ----------
DISTRIBUTORS--1.3%
  Genuine Parts Co. .................................     2,200        67,760
                                                                   ----------
DIVERSIFIED CHEMICALS--2.3%
  Dow Chemical Co. (The) ............................     2,100        62,370
  Du Pont (E.I.) de Nemours & Co. ...................     1,300        55,120
                                                                   ----------
                                                                      117,490
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--9.3%
  Citigroup, Inc. ...................................     4,800       168,912
  Freddie Mac .......................................     2,525       149,101
  Goldman Sachs Group, Inc. (The) ...................       975        66,398
  Lehman Brothers Holdings, Inc. ....................     1,000        53,290
  Morgan Stanley ....................................       800        31,936
                                                                   ----------
                                                                      469,637
                                                                   ----------
DRUG RETAIL--2.0%
  Walgreen Co. ......................................     3,400        99,246
                                                                   ----------
ELECTRIC UTILITIES--3.8%
  American Electric Power Co., Inc. .................     2,800        76,524
  Cinergy Corp. .....................................       800        26,976
  Constellation Energy Group, Inc. ..................     1,500        41,730
  PPL Corp. .........................................     1,400        48,552
                                                                   ----------
                                                                      193,782
                                                                   ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
  Cooper Industries Ltd. Class A ....................       600        21,870
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
  Solectron Corp. (b) ...............................     7,100        25,205
  Tech Data Corp. (b) ...............................       300         8,088
                                                                   ----------
                                                                       33,293
                                                                   ----------


                                                        SHARES       VALUE
                                                        -------    ----------
GAS UTILITIES--1.0%
  Sempra Energy .....................................     2,100    $   49,665
                                                                   ----------
GENERAL MERCHANDISE STORES--1.4%
  Wal-Mart Stores, Inc. .............................     1,400        70,714
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.9%
  Cardinal Health, Inc. .............................     1,600        94,704
                                                                   ----------
HEALTH CARE EQUIPMENT--0.7%
  Medtronic, Inc. ...................................       800        36,480
                                                                   ----------
HOME FURNISHINGS--0.7%
  Leggett & Platt, Inc. .............................     1,600        35,904
                                                                   ----------
HOME IMPROVEMENT RETAIL--2.4%
  Lowe's Cos., Inc. .................................     3,300       123,750
                                                                   ----------
HOMEBUILDING--0.8%
  Centex Corp. ......................................       800        40,160
                                                                   ----------
HOUSEHOLD APPLIANCES--0.9%
  Whirlpool Corp. ...................................       900        46,998
                                                                   ----------
HOUSEHOLD PRODUCTS--0.8%
  Procter & Gamble Co. (The) ........................       500        42,970
                                                                   ----------
INDUSTRIAL CONGLOMERATES--2.4%
  General Electric Co. ..............................     5,100       124,185
                                                                   ----------
INDUSTRIAL MACHINERY--0.6%
  Eaton Corp. .......................................       400        31,244
                                                                   ----------
INTEGRATED OIL & GAS--3.8%
  ConocoPhillips ....................................     2,520       121,943
  Occidental Petroleum Corp. ........................     2,400        68,280
                                                                   ----------
                                                                      190,223
                                                                   ----------
INTEGRATED TELECOMMUNICATION SERVICES--1.6%
  BellSouth Corp. ...................................     1,000        25,870
  Qwest Communications International, Inc. (b) ......    11,100        55,500
                                                                   ----------
                                                                       81,370
                                                                   ----------
LIFE & HEALTH INSURANCE--1.3%
  MetLife, Inc. .....................................     2,500        67,600
                                                                   ----------
MANAGED HEALTH CARE--2.9%
  CIGNA Corp. .......................................       500        20,560
  UnitedHealth Group, Inc. ..........................     1,500       125,250
                                                                   ----------
                                                                      145,810
                                                                   ----------
MOVIES & ENTERTAINMENT--2.4%
  Viacom, Inc. Class B (b) ..........................     3,000       122,280
                                                                   ----------
MULTI-LINE INSURANCE--2.5%
  American International Group, Inc. ................     2,200       127,270
                                                                   ----------
NETWORKING EQUIPMENT--0.7%
  Cisco Systems, Inc. (b) ...........................     2,700        35,370
                                                                   ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.7%
  Valero Energy Corp. ...............................     1,000        36,940
                                                                   ----------
PAPER PACKAGING--0.6%
  Smurfit-Stone Container Corp. (b) .................     2,000        30,782
                                                                   ----------
PAPER PRODUCTS--2.6%
  Georgia-Pacific Corp. .............................     2,200        35,552
  International Paper Co. ...........................       800        27,976
  MeadWestvaco Corp. ................................     2,700        66,717
                                                                   ----------
                                                                      130,245
                                                                   ----------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


                                                        SHARES       VALUE
                                                        -------    ----------
PHARMACEUTICALS--7.6%
  Johnson & Johnson .................................     1,300    $   69,823
  Pfizer, Inc. ......................................     7,500       229,275
  Pharmacia Corp. ...................................     2,100        87,780
                                                                   ----------
                                                                      386,878
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--3.3%
  Allstate Corp. (The) ..............................     1,700        62,883
  Chubb Corp. (The) .................................     1,200        62,640
  Travelers Property Casualty Corp. Class A (b) .....     3,000        43,950
                                                                   ----------
                                                                      169,473
                                                                   ----------
RAILROADS--2.3%
  Burlington Northern Santa Fe Corp. ................     4,400       114,444
                                                                   ----------
SEMICONDUCTORS--2.0%
  Intel Corp. .......................................     6,515       101,439
                                                                   ----------
SYSTEMS SOFTWARE--2.7%
  Microsoft Corp. (b) ...............................     2,600       134,420
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--1.1%
  Corning, Inc. (b) .................................     6,200        20,522
  Tellabs, Inc. (b) .................................     4,800        34,896
                                                                   ----------
                                                                       55,418
                                                                   ----------
TOBACCO--0.7%
  Philip Morris Cos., Inc. ..........................       850        34,450
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $5,422,168) ................................     4,826,160
                                                                   ----------
FOREIGN COMMON STOCKS--3.0%
AUTO PARTS & EQUIPMENT--1.0%
  Magna International, Inc. Class A (Canada) ........       900        50,535
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--2.0%
  Nokia Oyj ADR (Finland) ...........................     5,000        77,500
  Nortel Networks Corp. (Canada) (b) ................    14,600        23,506
                                                                   ----------
                                                                      101,006
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $170,481) ..................................       151,541
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--98.1%
  (Identified cost $5,592,649) ................................     4,977,701
                                                                   ----------


                                                        SHARES       VALUE
                                                        -------    ----------
SHORT-TERM OBLIGATIONS--4.5%
MONEY MARKET MUTUAL FUNDS--4.5%
  SSgA Money Market Fund (1.11% seven day
    effective yield) ................................   229,107    $  229,107
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $229,107) ..................................       229,107
                                                                   ----------
TOTAL INVESTMENTS--102.6%
  (Identified cost $5,821,756) ................................     5,206,808(a)
  Other assets and liabilities, net--(2.6)% ...................      (130,364)
                                                                   ----------
NET ASSETS--100.0% ............................................    $5,076,444
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $188,551 and gross depreciation of $803,511 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $5,821,768.

(b) Non-income producing.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $5,821,756)        $5,206,808
Receivables
  Receivable from adviser .................................            17,381
  Dividends and interest ..................................             8,945
  Fund shares sold ........................................               665
Prepaid expenses ..........................................                65
                                                                   ----------
    Total assets ..........................................         5,233,864
                                                                   ----------
LIABILITIES
Payables
  Investment securities purchased .........................            96,620
  Fund shares repurchased .................................             2,603
  Professional fee ........................................            25,163
  Printing fee ............................................            15,508
  Financial agent fee .....................................             3,543
  Trustees' fee ...........................................             2,031
Accrued expenses ..........................................            11,952
                                                                   ----------
    Total liabilities .....................................           157,420
                                                                   ----------
NET ASSETS ................................................        $5,076,444
                                                                   ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........        $6,235,932
  Undistributed net investment income .....................                12
  Accumulated net realized loss ...........................          (544,552)
  Net unrealized depreciation .............................          (614,948)
                                                                   ----------
NET ASSETS ................................................        $5,076,444
                                                                   ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................           636,686
                                                                   ==========
Net asset value and offering price per share ..............             $7.97
                                                                        =====
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ..............................................................   $    70,535
                                                                             -----------
  Interest ...............................................................         2,975
  Foreign taxes withheld .................................................          (368)
                                                                             -----------
    Total investment income ..............................................        73,142
                                                                             -----------
EXPENSES
  Financial agent fee ....................................................        45,074
  Investment advisory fee ................................................        38,471
  Professional ...........................................................        33,231
  Printing ...............................................................        27,848
  Custodian ..............................................................        13,517
  Trustees ...............................................................         6,616
  Miscellaneous ..........................................................         5,627
                                                                             -----------
    Total expenses .......................................................       170,384
    Less expenses borne by investment adviser ............................      (121,286)
                                                                             -----------
    Net expenses .........................................................        49,098
                                                                             -----------
NET INVESTMENT INCOME ....................................................        24,044
                                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ........................................      (543,609)
  Net change in unrealized appreciation (depreciation) on investments ....      (797,607)
                                                                             -----------

NET LOSS ON INVESTMENTS ..................................................    (1,341,216)
                                                                             -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................   $(1,317,172)
                                                                             ===========

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 FROM INCEPTION
                                                                                   YEAR ENDED      10/29/01 TO
                                                                                    12/31/02        12/31/01
                                                                                  -----------      ----------
FROM OPERATIONS
  Net investment income (loss) .................................................  $    24,044      $    4,057
  Net realized gain (loss) .....................................................     (543,609)           (943)
  Net change in unrealized appreciation (depreciation) .........................     (797,607)        182,659
                                                                                  -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................   (1,317,172)        185,773
                                                                                  -----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................      (24,032)         (4,117)
                                                                                  -----------      ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................      (24,032)         (4,117)
                                                                                  -----------      ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (400,415 and 346,666 shares, respectively) .....    3,666,149       3,524,549
  Net asset value of shares issued from reinvestment of distributions
    (3,028 and 384 shares, respectively) .......................................       24,032           4,117
  Cost of shares repurchased (113,479 and 328 shares, respectively) ............     (979,382)         (3,473)
                                                                                  -----------      ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................    2,710,799       3,525,193
                                                                                  -----------      ----------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................    1,369,595       3,706,849
NET ASSETS
    Beginning of period ........................................................    3,706,849              --
                                                                                  -----------      ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $12 AND $0,
    RESPECTIVELY) ..............................................................  $ 5,076,444      $3,706,849
                                                                                  ===========      ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM INCEPTION
                                                     YEAR ENDED     10/29/01 TO
                                                      12/31/02       12/31/01
                                                     ----------    -------------
Net asset value, beginning of period ...............   $10.69        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................     0.04          0.01
  Net realized and unrealized gain (loss) ..........    (2.72)         0.69
                                                       ------        ------
    TOTAL FROM INVESTMENT OPERATIONS ...............    (2.68)         0.70
                                                       ------        ------
LESS DISTRIBUTIONS

  Dividends from net investment income .............    (0.04)        (0.01)
                                                       ------        ------
    TOTAL DISTRIBUTIONS ............................    (0.04)        (0.01)
                                                       ------        ------
CHANGE IN NET ASSET VALUE ..........................    (2.72)         0.69
                                                       ------        ------
NET ASSET VALUE, END OF PERIOD .....................   $ 7.97        $10.69
                                                       ======        ======
Total return .......................................   (25.06)%        7.03%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ............   $5,076        $3,707
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ............................     1.08%         1.05%(2)
  Net investment income ............................     0.53%         0.80%(2)
Portfolio turnover .................................       25%            1%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.76% and 7.93% for the periods ended December 31, 2002 and 2001, respectively.

(2) Annualized.

(3) Not annualized.

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The investment objective of the fund is to match the total return performance of the Dow Jones Industrial Average. 1


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: The fund was down 15.50% for the year compared to a decrease of -14.67% for the Dow Jones Industrial Average and a negative return of 22.10% for the S&P 500 Index 2 as equities declined for the third consecutive year, something that has not occurred in the broad market in over 60 years. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Equities declined soon after the beginning of the first quarter with the decline continuing through mid-February. A rally then started, as the prospects for renewed economic growth rose. The equity rally lasted into March before faltering during the last two weeks of the first quarter. In the aftermath of the Enron collapse, a credit crunch impacted many companies associated with aggressive accounting practices, including some of the information technology and telecommunications leaders of the late 1990s.

     During the second quarter, equities generally declined to levels not seen since lows reached last September after the terrorist attacks on the U.S. The second quarter decline continued almost unabated with only a slight bounce in early May. Equity markets were severely impacted by the growing scandal over corporate accounting practices and continuing credit concerns. Ongoing threats of terrorism, geopolitical instability and questions about the reliability of corporate earnings reports also hung over the markets.

     By the third quarter equity markets had to endure the one-year anniversary of the September 11th attacks, the threat of war with Iraq, and lowered earnings forecasts from high-profile companies in multiple industries. After bottoming in early October, U.S. equities rebounded sharply in the fourth quarter yet even with the powerful rally, the debate continued about whether a true bottom had been reached. Uncertainty about the strength of the economic recovery acted as an overhang along with growing expectations of imminent hostilities with Iraq. After three years of declines, general expectations at the end of the year were that most of the excesses of the 1990s had been erased, but that any sustained rally would require evidence of continued economic recovery and a dramatic absence of additional corporate scandals.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A:  As  index   managers,   we  merely  seek  to  match  the   performance   and
characteristics of the benchmark. The performance of the fund is primarily the result of the performance of the Dow Jones Industrial Average.


Q: WHAT IS YOUR OUTLOOK FOR U.S. EQUITIES INTO 2003?

A: As managers of an index fund, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the benchmark, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

1 The Dow Jones Industrial Average is a commonly used measure of large-cap stock performance.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                         PHOENIX-DEUTSCHE DOW 30 SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

  Date    Dow 30 Series     Dow Jones Industrial Average 1    S&P 500 Index 2
--------  -------------     ------------------------------    ---------------

12/15/99    $10,000.00                 $10,000.00                $10,000.00
12/31/99    $10,251.90                 $10,250.10                $10,400.00
12/29/00     $9,681.75                  $9,772.97                 $9,444.51
12/31/01     $9,102.63                  $9,243.77                 $8,322.99
12/31/02     $7,691.80                  $7,888.13                 $6,483.57


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                     12/15/99 TO
                                                           1 YEAR     12/31/02
--------------------------------------------------------------------------------
  Dow 30 Series                                           (15.50)%      (8.25)%
--------------------------------------------------------------------------------
  Dow Jones Industrial Average 1                          (14.67)%      (7.49)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                         (22.10)%     (13.26)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


1 The Dow Jones Industrial Average is a commonly used measure of large-cap stock performance.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                         PHOENIX-DEUTSCHE DOW 30 SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES       VALUE
                                                       --------    ----------
COMMON STOCKS--96.9%
AEROSPACE & DEFENSE--9.5%
  Boeing Co. (The) ..................................    15,977    $  527,081
  Honeywell International, Inc. .....................    15,977       383,448
  United Technologies Corp. .........................    15,977       989,616
                                                                   ----------
                                                                    1,900,145
                                                                   ----------
ALUMINUM--1.8%
  Alcoa, Inc. .......................................    15,977       363,956
                                                                   ----------
AUTOMOBILE MANUFACTURERS--2.9%
  General Motors Corp. ..............................    15,977       588,912
                                                                   ----------
COMPUTER HARDWARE--7.6%
  Hewlett-Packard Co. ...............................    15,977       277,361
  International Business Machines Corp. .............    15,977     1,238,217
                                                                   ----------
                                                                    1,515,578
                                                                   ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.6%
  Caterpillar, Inc. .................................    15,977       730,468
                                                                   ----------
DIVERSIFIED CHEMICALS--3.4%
  Du Pont (E.I.) de Nemours & Co. ...................    15,977       677,425
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--7.5%
  American Express Co. ..............................    15,977       564,787
  Citigroup, Inc. ...................................    15,977       562,231
  J.P. Morgan Chase & Co. ...........................    15,977       383,448
                                                                   ----------
                                                                    1,510,466
                                                                   ----------
GENERAL MERCHANDISE STORES--4.0%
  Wal-Mart Stores, Inc. .............................    15,977       806,998
                                                                   ----------
HOME IMPROVEMENT RETAIL--1.9%
  Home Depot, Inc. (The) ............................    15,977       382,809
                                                                   ----------
HOUSEHOLD PRODUCTS--6.9%
  Procter & Gamble Co. (The) ........................    15,977     1,373,063
                                                                   ----------
INDUSTRIAL CONGLOMERATES--11.8%
  3M Co. ............................................    15,977     1,969,964
  General Electric Co. ..............................    15,977       389,040
                                                                   ----------
                                                                    2,359,004
                                                                   ----------
INTEGRATED OIL & GAS--2.8%
  Exxon Mobil Corp. .................................    15,977       558,236
                                                                   ----------
INTEGRATED TELECOMMUNICATION SERVICES--4.2%
  AT&T Corp. ........................................    15,977       417,160
  SBC Communications, Inc. ..........................    15,977       433,136
                                                                   ----------
                                                                      850,296
                                                                   ----------
MOVIES & ENTERTAINMENT--1.3%
  Walt Disney Co. (The) .............................    15,977       260,585
                                                                   ----------
PAPER PRODUCTS--2.8%
  International Paper Co. ...........................    15,977       558,716
                                                                   ----------
PHARMACEUTICALS--8.8%
  Johnson & Johnson .................................    15,977       858,125
  Merck & Co., Inc. .................................    15,977       904,458
                                                                   ----------
                                                                    1,762,583
                                                                   ----------


                                                        SHARES       VALUE
                                                       --------    ----------
PHOTOGRAPHIC PRODUCTS--2.8%
  Eastman Kodak Co. .................................    15,977   $   559,834
                                                                  -----------
RESTAURANTS--1.3%
  McDonald's Corp. ..................................    15,977       256,910
                                                                  -----------
SEMICONDUCTORS--1.2%
  Intel Corp. .......................................    15,977       248,762
                                                                  -----------
SOFT DRINKS--3.5%
  Coca-Cola Co. (The) ...............................    15,977       700,112
                                                                  -----------
SYSTEMS SOFTWARE--4.1%
  Microsoft Corp. (b) ...............................    15,977       826,011
                                                                  -----------
TOBACCO--3.2%
  Philip Morris Cos., Inc. ..........................    15,977       647,547
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $23,831,861) ...............................    19,438,416
                                                                  -----------
EXCHANGE TRADED FUNDS--2.5%
  DIAMONDS Trust, Series I ..........................     5,995       500,812
                                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $540,404) ..................................       500,812
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--99.4%
  (Identified cost $24,372,265) ...............................    19,939,228
                                                                  -----------

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)
                                               --------   -----
SHORT-TERM OBLIGATIONS--2.6%
U.S. TREASURY BILLS--0.2%
  U.S. Treasury Bill 1.11%, 3/20/03 (c) .......    AAA   $   40        39,902
                                                                  -----------
REPURCHASE AGREEMENTS--2.4%
  State Street Bank & Trust Co., repurchase
   agreement 0.05% dated 12/31/02, due
   1/2/03, repurchase $493,001 collateralized
   by u.s. treasury bond 8.75%, 5/15/20,
   market value $508,255. .....................             493       493,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $532,904) ..................................       532,902
                                                                  -----------
TOTAL INVESTMENTS--102.0%
  (Identified cost $24,905,169) ...............................    20,472,130(a)
  Other assets and liabilities, net--(2.0)%                          (402,269)
                                                                  -----------
NET ASSETS--100.0% ............................................   $20,069,861
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $857,215 and gross depreciation of $5,635,641 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $25,250,556.

(b) Non-income producing.

(c) All or a portion segregated as collateral for futures contracts.

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $24,905,169) ...................      $20,472,130
Cash ...........................................................................               54
Receivables
  Investment securities sold ...................................................          100,333
  Dividends and interest .......................................................           30,059
  Fund shares sold .............................................................           23,177
  Receivable from adviser ......................................................           13,909
  Variation margin for future contracts ........................................              960
Prepaid expenses ...............................................................              293
                                                                                      -----------
    Total assets ...............................................................       20,640,915
                                                                                      -----------
LIABILITIES
Payables
  Investment securities purchased ..............................................          299,633
  Fund shares repurchased ......................................................          198,439
  Professional fee .............................................................           41,281
  Financial agent fee ..........................................................            4,566
  Trustees' fee ................................................................            2,031
Accrued expenses ...............................................................           25,104
                                                                                      -----------
    Total liabilities ..........................................................          571,054
                                                                                      -----------
NET ASSETS .....................................................................      $20,069,861
                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................      $25,748,237
  Undistributed net investment income ..........................................           46,395
  Accumulated net realized loss ................................................       (1,285,572)
  Net unrealized depreciation ..................................................       (4,439,199)
                                                                                      -----------
NET ASSETS .....................................................................      $20,069,861
                                                                                      ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        2,783,426
                                                                                      ===========
Net asset value and offering price per share ...................................            $7.21
                                                                                            =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ...............................................................     $   442,989
  Interest ................................................................           1,721
                                                                                -----------
  Total investment income .................................................         444,710
                                                                                -----------
EXPENSES
  Investment advisory fee .................................................          77,198
  Financial agent fee .....................................................          59,500
  Professional ............................................................          44,615
  Printing ................................................................          29,116
  Custodian ...............................................................          15,731
  Trustees ................................................................           4,620
  Miscellaneous ...........................................................          14,820
                                                                                -----------
    Total expenses ........................................................         245,600
    Less expenses borne by investment adviser .............................        (117,401)
    Custodian fees paid indirectly ........................................             (19)
                                                                                -----------
    Net expenses ..........................................................         128,180
                                                                                -----------
NET INVESTMENT INCOME .....................................................         316,530
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities .........................................      (1,125,851)
  Net realized loss on futures contracts ..................................         (72,204)
  Net change in unrealized appreciation (depreciation) on investments .....      (2,818,565)
  Net change in unrealized appreciation (depreciation) on futures .........          (6,160)
                                                                                -----------
NET LOSS ON INVESTMENTS ...................................................      (4,022,780)
                                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................     $(3,706,250)
                                                                                ===========

                        See Notes to Financial Statements

                         PHOENIX-DEUTSCHE DOW 30 SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED        YEAR ENDED
                                                                                                       12/31/02          12/31/01
                                                                                                     ------------      -------------
FROM OPERATIONS
  Net investment income (loss) .................................................................     $    316,530      $    247,310
  Net realized gain (loss) .....................................................................       (1,198,055)           36,511
  Net change in unrealized appreciation (depreciation) .........................................       (2,824,725)       (1,225,559)
                                                                                                     ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................       (3,706,250)         (941,738)
                                                                                                     ------------      ------------
ROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................................         (277,525)         (243,894)
  Net realized short-term gains ................................................................          (20,714)         (187,932)
  Net realized long-term gains .................................................................          (21,852)         (115,333)
                                                                                                     ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................         (320,091)         (547,159)
                                                                                                     ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,385,447 and 1,551,688 shares, respectively) .................       11,099,442        13,567,385
  Net asset value of shares issued from reinvestment of distributions (42,786 and 60,901 shares,
    respectively) ..............................................................................          320,091           547,159
  Cost of shares repurchased (1,377,314 and 518,675 shares, respectively) ......................      (11,007,664)       (4,444,227)
                                                                                                     ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................          411,869         9,670,317
                                                                                                     ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................................       (3,614,472)        8,181,420
NET ASSETS
  Beginning of period ..........................................................................      23,684,333         15,502,913
                                                                                                     ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $46,395 AND $7,390,
    RESPECTIVELY) ..............................................................................     $ 20,069,861      $ 23,684,333
                                                                                                     ============      ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                       YEAR ENDED DECEMBER 31,       FROM INCEPTION
                                                  ---------------------------------     12/15/99 TO
                                                     2002        2001         2000       12/31/99
                                                    ------      ------       ------  --------------
Net asset value, beginning of period ...........    $ 8.67      $ 9.46       $10.24       $10.00
INCOME FROM INVESTMENT OPERATIONS (4)
  Net investment income (loss) .................      0.11        0.11(6)      0.08         0.01
  Net realized and unrealized gain (loss) ......     (1.45)      (0.66)       (0.65)        0.24
                                                    ------      ------       ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ...........     (1.34)      (0.55)       (0.57)        0.25
                                                    ------      ------       ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........     (0.10)      (0.10)       (0.08)       (0.01)
  Distributions from net realized gains ........     (0.02)      (0.14)       (0.13)          --
                                                    ------      ------       ------       ------
    TOTAL DISTRIBUTIONS ........................     (0.12)      (0.24)       (0.21)       (0.01)
                                                    ------      ------       ------       ------
CHANGE IN NET ASSET VALUE ......................     (1.46)      (0.79)       (0.78)        0.24
                                                    ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD .................    $ 7.21      $ 8.67       $ 9.46       $10.24
                                                    ======      ======       ======       ======
Total return ...................................    (15.50)%     (5.98)%      (5.56)%       2.52%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..........   $20,070     $23,684      $15,503       $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) .......................      0.58%(5)    0.50%(5)      0.50%        0.50%(1)
  Net investment income ........................      1.44%       1.29%        1.08%        2.75%(1)
Portfolio turnover .............................        40%         38%          93%           1%(2)

(1) Annualized.

(2) Not annualized.

(3) If the  investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average  net assets  would have been  1.11%,  1.12%,  1.60% and 7.81% for the periods ended December 31, 2002, 2001, 2000 and 1999, respectively.

(4) Per share income from investment operations may vary from  anticipated  results  depending on the timing of share purchases and redemptions.

(5) The ratio of operating expenses to average net assets  excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(6) Computed using average shares outstanding.

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The investment objective of the fund is to match the total return performance of the NASDAQ 100 Index. 1


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: The fund was down 37.58% for the year compared to a decline of 37.58% for the NASDAQ 100 Index and a negative return of 22.10% for the S&P 500 Index 2 as equities declined for the third consecutive year, something that has not occurred in the broad market in over 60 years. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Equities declined soon after the beginning of the first quarter with the decline continuing through mid-February. A rally then started, as the prospects for renewed economic growth rose. The equity rally lasted into March before faltering during the last two weeks of the first quarter. In the aftermath of the Enron collapse, a credit crunch impacted many companies associated with aggressive accounting practices, including some of the information technology and telecommunications leaders of the late 1990s.

     During the second quarter, equities generally declined to levels not seen since lows reached last September after the terrorist attacks on the U.S. The second quarter decline continued almost unabated with only a slight bounce in early May. Equity markets were severely impacted by the growing scandal over corporate accounting practices and continuing credit concerns. Ongoing threats of terrorism, geopolitical instability and questions about the reliability of corporate earnings reports also hung over the markets.

     By the third quarter equity markets had to endure the one-year anniversary of the September 11th attacks, the threat of war with Iraq, and lowered earnings forecasts from high-profile companies in multiple industries. After bottoming in early October, U.S. equities rebounded sharply in the fourth quarter yet even with the powerful rally, the debate continued about whether a true bottom had been reached. Uncertainty about the strength of the economic recovery acted as an overhang along with growing expectations of imminent hostilities with Iraq. After three years of declines, general expectations at the end of the year were that most of the excesses of the 1990s had been erased, but that any sustained rally would require evidence of continued economic recovery and a dramatic absence of additional corporate scandals.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A: As  index   managers,   we   merely  seek  to  match  the   performance   and
characteristics of the benchmark. The performance of the fund is primarily the result of the performance of the NASDAQ 100 Index.


Q: WHAT IS YOUR OUTLOOK FOR U.S. EQUITIES INTO 2003?

A: As managers of an index fund, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the benchmark, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

 Date     NASDAQ-100 Index(R)   Series NASDAQ-100 Index 1       S&P 500 Index 2
-------   -------------------   -------------------------       ---------------
 8/15/00       $10,000.00               $10,000.00                 $10,000.00
12/29/00       $6,322.15                $6,290.47                  $8,930.35
12/31/01       $4,233.04                $4,236.41                  $7,869.88
12/31/02       $2,642.40                $2,644.27                  $6,130.61



  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                      8/15/00 TO
                                                         1 YEAR       12/31/02
--------------------------------------------------------------------------------
  NASDAQ-100 Index(R) Series                             (37.58)%      (42.86)%
--------------------------------------------------------------------------------
  NASDAQ 100 Index 1                                     (37.58)%      (42.84)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                        (22.10)%      (18.60)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/15/00
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The  NASDAQ  100  Index  measures   technology-oriented   stock  total  return
  performance.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                         SHARES      VALUE
                                                         ------    ----------
COMMON STOCKS--93.6%
ADVERTISING--0.5%
  Lamar Advertising Co. (b) .........................       834    $   28,064
  TMP Worldwide, Inc. (b) ...........................     1,219        13,787
                                                                   ----------
                                                                       41,851
                                                                   ----------
AIR FREIGHT & COURIERS--0.8%
  Expeditors International of Washington, Inc. ......     1,045        34,119
  Robinson (C.H.) Worldwide, Inc. ...................       854        26,645
                                                                   ----------
                                                                       60,764
                                                                   ----------
APPAREL RETAIL--0.4%
  Ross Stores, Inc. .................................       782        33,149
                                                                   ----------
APPLICATION SOFTWARE--5.7%
  BEA Systems, Inc. (b) .............................     3,883        44,538
  Citrix Systems, Inc. (b) ..........................     2,078        25,601
  Compuware Corp. (b) ...............................     2,384        11,443
  Electronic Arts, Inc. (b) .........................     1,457        72,515
  Intuit, Inc. (b) ..................................     2,644       124,057
  Mercury Interactive Corp. (b) .....................       920        27,278
  PeopleSoft, Inc. (b) ..............................     4,523        82,771
  Siebel Systems, Inc. (b) ..........................     5,805        43,421
  Synopsys, Inc. (b) ................................       694        32,028
                                                                   ----------
                                                                      463,652
                                                                   ----------
AUTO PARTS & EQUIPMENT--0.3%
  Gentex Corp. (b) ..................................       810        25,628
                                                                   ----------
BIOTECHNOLOGY--10.4%
  Amgen, Inc. (b) ...................................     6,135       296,566
  Biogen, Inc. (b) ..................................     1,873        75,032
  Cephalon, Inc. (b) ................................       517        25,161
  Chiron Corp. (b) ..................................     2,691       101,182
  Genzyme Corp. (b) .................................     2,751        81,347
  Gilead Sciences, Inc. (b) .........................     1,981        67,354
  Human Genome Sciences, Inc. (b) ...................     1,310        11,541
  ICOS Corp. (b) ....................................       616        14,421
  IDEC Pharmaceuticals Corp. (b) ....................     1,701        56,422
  Invitrogen Corp. (b) ..............................       495        15,489
  MedImmune, Inc. (b) ...............................     2,747        74,636
  Millennium Pharmaceuticals, Inc. (b) ..............     3,227        25,622
                                                                   ----------
                                                                      844,773
                                                                   ----------
BROADCASTING & CABLE TV--3.9%
  Comcast Corp. Class A (b) .........................     9,706       228,771
  EchoStar Communications Corp. Class A (b) .........     2,559        56,963
  PanAmSat Corp. (b) ................................     2,067        30,261
                                                                   ----------
                                                                      315,995
                                                                   ----------
CATALOG RETAIL--1.3%
  USA Interactive (b) ...............................     4,488       102,865
                                                                   ----------
COMPUTER & ELECTRONICS RETAIL--0.5%
  CDW Computer Centers, Inc. (b) ....................       893        39,158
                                                                   ----------
COMPUTER HARDWARE--4.7%
  Apple Computer, Inc. (b) ..........................     5,119        73,355
  Dell Computer Corp. (b) ...........................     9,744       260,555
  Sun Microsystems, Inc. (b) ........................    13,857        43,095
                                                                   ----------
                                                                      377,005
                                                                   ----------
COMPUTER STORAGE & PERIPHERALS--0.4%
  Network Appliance, Inc. (b) .......................     3,604        36,040
                                                                   ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.8%
  PACCAR, Inc. ......................................     1,328        61,261
                                                                   ----------


                                                         SHARES      VALUE
                                                         ------    ----------
DATA PROCESSING SERVICES--2.3%
  Fiserv, Inc. (b) ..................................     2,448    $   83,110
  Paychex, Inc. .....................................     3,649       101,807
                                                                   ----------
                                                                      184,917
                                                                   ----------
DIVERSIFIED COMMERCIAL SERVICES--2.2%
  Apollo Group, Inc. Class A (b) ....................     1,804        79,376
  Cintas Corp. ......................................     2,088        95,526
                                                                   ----------
                                                                      174,902
                                                                   ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
  American Power Conversion Corp. (b) ...............     2,016        30,542
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
  Molex, Inc. .......................................     1,002        23,086
  Sanmina-SCI Corp. (b) .............................     5,767        25,894
                                                                   ----------
                                                                       48,980
                                                                   ----------
FOOD RETAIL--0.4%
  Whole Foods Market, Inc. (b) ......................       579        30,531
                                                                   ----------
GENERAL MERCHANDISE STORES--1.2%
  Costco Wholesale Corp. (b) ........................     2,455        68,887
  Dollar Tree Stores, Inc. (b) ......................     1,123        27,592
                                                                   ----------
                                                                       96,479
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.4%
  Express Scripts, Inc. Class A (b) .................       711        34,156
  Lincare Holdings, Inc. (b) ........................     1,043        32,980
  Patterson Dental Co. (b) ..........................       669        29,262
  Schein (Henry), Inc. (b) ..........................       419        18,855
                                                                   ----------
                                                                      115,253
                                                                   ----------
HEALTH CARE EQUIPMENT--1.6%
  Biomet, Inc. ......................................     3,578       102,545
  DENTSPLY International, Inc. ......................       769        28,607
                                                                   ----------
                                                                      131,152
                                                                   ----------
INTERNET RETAIL--2.6%
  Amazon.Com, Inc. (b) ..............................     2,590        48,925
  eBay, Inc. (b) ....................................     2,355       159,716
                                                                   ----------
                                                                      208,641
                                                                   ----------
INTERNET SOFTWARE & SERVICES--0.8%
  VeriSign, Inc. (b) ................................     2,288        18,350
  Yahoo!, Inc. (b) ..................................     2,905        47,497
                                                                   ----------
                                                                       65,847
                                                                   ----------
MANAGED HEALTH CARE--0.3%
  First Health Group Corp. (b) ......................     1,077        26,225
                                                                   ----------
MOVIES & ENTERTAINMENT--0.4%
  Pixar, Inc. (b) ...................................       529        28,032
                                                                   ----------
NETWORKING EQUIPMENT--4.6%
  Brocade Communications Systems, Inc. (b) ..........     2,437        10,089
  Cisco Systems, Inc. (b) ...........................    26,400       345,840
  Juniper Networks, Inc. (b) ........................     2,501        17,007
                                                                   ----------
                                                                      372,936
                                                                   ----------
OIL & GAS DRILLING--0.3%
  Patterson-UTI Energy, Inc. (b) ....................       836        25,222
                                                                   ----------
PAPER PACKAGING--0.5%
  Smurfit-Stone Container Corp. (b) .................     2,453        37,754
                                                                   ----------
RESTAURANTS--1.4%
  Starbucks Corp. (b) ...............................     5,522       112,538
                                                                   ----------

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES


                                                         SHARES      VALUE
                                                         ------    ----------
SEMICONDUCTOR EQUIPMENT--3.0%
  Applied Materials, Inc. (b) .......................     8,750    $  114,013
  KLA-Tencor Corp. (b) ..............................     2,339        82,730
  Novellus Systems, Inc. (b) ........................     1,550        43,524
                                                                   ----------
                                                                      240,267
                                                                   ----------
SEMICONDUCTORS--11.5%
  Altera Corp. (b) ..................................     5,503        67,852
  Broadcom Corp. Class A (b) ........................     1,903        28,659
  Intel Corp. .......................................    23,726       369,414
  Linear Technology Corp. ...........................     4,265       109,696
  Maxim Integrated Products, Inc. ...................     4,591       151,687
  Microchip Technology, Inc. ........................     1,727        42,225
  NVIDIA Corp. (b) ..................................     1,743        20,062
  QLogic Corp. (b) ..................................       975        33,647
  RF Micro Devices, Inc. (b) ........................     1,969        14,433
  Xilinx, Inc. (b) ..................................     4,574        94,224
                                                                   ----------
                                                                      931,899
                                                                   ----------
SPECIALTY CHEMICALS--0.4%
  Sigma-Aldrich Corp. ...............................       704        34,285
                                                                   ----------
SPECIALTY STORES--2.7%
  Bed Bath & Beyond, Inc. (b) .......................     4,024       138,949
  PETsMART, Inc. (b) ................................     1,396        23,913
  Staples, Inc. (b) .................................     3,233        59,164
                                                                   ----------
                                                                      222,026
                                                                   ----------
SYSTEMS SOFTWARE--17.4%
  Adobe Systems, Inc. ...............................     2,368        58,729
  Microsoft Corp. (b) ...............................    18,819       972,942
  Oracle Corp. (b) ..................................    22,755       245,754
  Symantec Corp. (b) ................................     1,522        61,656
  VERITAS Software Corp. (b) ........................     4,303        67,213
                                                                   ----------
                                                                    1,406,294
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--5.9%
  ADC Telecommunications, Inc. (b) ..................    10,209        21,337
  CIENA Corp. (b) ...................................     5,241        26,939
  Comverse Technology, Inc. (b) .....................     1,992        19,960
  JDS Uniphase Corp. (b) ............................    15,306        37,806
  QUALCOMM, Inc. (b) ................................     9,684       352,401
  Tellabs, Inc. (b) .................................     2,402        17,462
                                                                   ----------
                                                                      475,905
                                                                   ----------
TRADING COMPANIES & DISTRIBUTORS--0.3%
  Fastenal Co. ......................................       742        27,743
                                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
  Nextel Communications, Inc. Class A (b) ...........    12,216       141,095
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $11,203,924) ...............................     7,571,606
                                                                   ----------


                                                         SHARES      VALUE
                                                         ------    ----------
FOREIGN COMMON STOCKS--2.3%
AIRLINES--0.3%
  Ryanair Holdings plc ADR (Ireland) (b) ............       621    $   24,318
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
  Flextronics International Ltd. (Singapore) (b) ....     5,742        47,027
                                                                   ----------
PHARMACEUTICALS--0.9%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ..     1,860        71,815
                                                                   ----------
SYSTEMS SOFTWARE--0.4%
  Check Point Software Technologies Ltd. (Israel) (b)     2,453        31,815
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--0.1%
  Telefonaktiebolaget LM Ericsson ADR (Sweden) (b) ..     1,412         9,519
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $379,599) ..................................       184,494
                                                                   ----------
EXCHANGE TRADED FUNDS--2.2%
  Nasdaq-100 Shares (b) .............................     7,201       175,489
                                                                   ----------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $185,584) ..................................       175,489
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--98.1%
  (Identified cost $11,769,107) ...............................     7,931,589
                                                                  -----------


                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)
                                               ---------  -----
SHORT-TERM OBLIGATIONS--4.3%
U.S. TREASURY BILLS--0.5%
  U.S. Treasury Bill 1.05%, 3/20/03 (c) .......    AAA    $  20        19,954
  U.S. Treasury Bill 1.16%, 3/20/03 (c) .......    AAA       20        19,949
                                                                   ----------
                                                                       39,903
                                                                   ----------
REPURCHASE AGREEMENTS--3.8%
  State Street Bank & Trust Co.,repurchase
    agreement, 0.05%, dated 12/31/02, due
    1/2/03, repurchase price $312,001,
    collateralized by U.S. Treasury bond
    8.75%, 5/15/20, market value $321,397 .....             312       312,000
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $351,904) ..................................       351,903
                                                                   ----------
TOTAL INVESTMENTS--102.4%
  (Identified cost $12,121,011) ...............................     8,283,492(a)
  Other assets and liabilities, net--(2.4)% ...................      (193,732)
                                                                   ----------
NET ASSETS--100.0% ............................................    $8,089,760
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $273,316 and gross depreciation of $7,278,636 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $15,288,812.

(b) Non-income producing.

(c) All or a portion segregated as collateral for futures contracts.

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $12,121,011) ...................      $ 8,283,492
Cash ...........................................................................              356
Receivables
  Receivable from adviser ......................................................           43,474
  Investment securities sold ...................................................           27,045
  Fund shares sold .............................................................           15,098
  Dividends and interest .......................................................            1,103
Prepaid expenses ...............................................................              104
                                                                                      -----------
    Total assets ...............................................................        8,370,672
                                                                                      -----------
LIABILITIES
Payables
  Investment securities purchased ..............................................          201,422
  Fund shares repurchased ......................................................            1,405
  Professional fee .............................................................           37,103
  Printing fee .................................................................           17,560
  Financial agent fee ..........................................................            3,759
  Trustees' fee ................................................................            2,031
  Variation margin for future contracts ........................................            1,080
Accrued expenses ...............................................................           16,552
                                                                                      -----------
    Total liabilities ..........................................................          280,912
                                                                                      -----------
NET ASSETS .....................................................................      $ 8,089,760
                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................      $17,559,830
  Accumulated net realized loss ................................................       (5,623,273)
  Net unrealized depreciation ..................................................       (3,846,797)
                                                                                      -----------
NET ASSETS .....................................................................      $ 8,089,760
                                                                                      ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        3,061,523
                                                                                      ===========
Net asset value and offering price per share ...................................            $2.64
                                                                                            =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................      $     7,124
  Interest .....................................................................            1,317
  Foreign taxes withheld .......................................................              (16)
                                                                                      -----------
    Total investment income ....................................................            8,425
                                                                                      -----------
EXPENSES
  Investment advisory fee ......................................................           28,297
  Financial agent fee ..........................................................           48,018
  Professional .................................................................           38,572
  Custodian ....................................................................           36,036
  Printing .....................................................................           33,763
  Trustees .....................................................................            4,619
  Miscellaneous ................................................................           30,387
                                                                                      -----------
    Total expenses .............................................................          219,692
    Less expenses borne by investment adviser ..................................         (172,651)
    Custodian fees paid indirectly .............................................              (52)
                                                                                      -----------
    Net expenses ...............................................................           46,989
                                                                                      -----------
NET INVESTMENT LOSS ............................................................          (38,564)
                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................       (2,884,466)
  Net realized loss on futures contracts .......................................          (70,025)
  Net change in unrealized appreciation (depreciation) on investments ..........         (995,085)
  Net change in unrealized appreciation (depreciation) on futures ..............           (6,078)
                                                                                      -----------
NET LOSS ON INVESTMENTS ........................................................       (3,955,654)
                                                                                      -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $(3,994,218)
                                                                                      ===========

                        See Notes to Financial Statements

                   PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED    YEAR ENDED
                                                                                                   12/31/02      12/31/01
                                                                                                  -----------   -----------
FROM OPERATIONS
  Net investment income (loss) ................................................................   $   (38,564)  $   (28,138)
  Net realized gain (loss) ....................................................................    (2,954,491)   (2,415,397)
  Net change in unrealized appreciation (depreciation) ........................................    (1,001,163)     (447,931)
                                                                                                  -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................    (3,994,218)   (2,891,466)
                                                                                                  ===========   ===========
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,042,949 and 2,226,105 shares, respectively) ................     6,451,751    10,796,048
  Cost of shares repurchased (1,180,124 and 899,721 shares, respectively) .....................    (3,674,943)   (4,112,309)
                                                                                                  -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................................     2,776,808     6,683,739
                                                                                                  -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................................    (1,217,410)    3,792,273
NET ASSETS
  Beginning of period .........................................................................     9,307,170     5,514,897
                                                                                                  -----------   -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY) ....   $ 8,089,760   $ 9,307,170
                                                                                                  ===========   ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             YEAR ENDED
                                                             DECEMBER 31,       FROM INCEPTION
                                                         -------------------      8/15/00 TO
                                                          2002         2001        12/31/00
                                                         ------       ------    --------------
Net asset value, beginning of period ..............      $ 4.23       $ 6.32        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................       (0.01)(5)    (0.02)(5)     (0.01)
  Net realized and unrealized gain (loss) .........       (1.58)       (2.07)        (3.67)
                                                         ------       ------        ------
    TOTAL FROM INVESTMENT OPERATIONS ..............       (1.59)       (2.09)        (3.68)
                                                         ------       ------        ------
CHANGE IN NET ASSET VALUE .........................       (1.59)       (2.09)        (3.68)
                                                         ------       ------        ------
NET ASSET VALUE, END OF PERIOD ....................      $ 2.64       $ 4.23        $ 6.32
                                                         ======       ======        ======
Total return ......................................      (37.58)%     (33.04)%      (36.78)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............      $8,090       $9,307        $5,515
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ..........................        0.58%(4)     0.50%(4)      0.50%(1)
  Net investment income (loss) ....................       (0.48)%      (0.40)%       (0.30)%(1)
Portfolio turnover ................................          42%          91%           50%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment  advisor  had not  waived  fees and  reimbursed  expenses,  the  ratio of operating  expenses  to average net assets  would have been 2.72%,  2.35% and 3.93% for the periods ended December 31, 2002, 2001 and 2000, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets
    for custodian   fees; if expense  offsets were included,  the ratio would not  significantly differ.

(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking investment in a diversified portfolio of real estate investment trusts and real estate operating companies. The fund's objective is to emphasize appreciation and current yield equally. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills, and liquidity risks similar to those associated with small-company investing.


Q: HOW DID THE FUND PERFORM FOR THE PAST FISCAL YEAR?

A: The fund did quite well against its benchmark and peers, outperforming both by over 800 basis points on a net basis. This performance exceeded our expectations of upper single digit performance for the year. Last year we noted the sector return would be driven by the dividend yield and indeed it was. Over the long-term, approximately two-thirds of the performance in the NAREIT Total Return Equity Index 1 has been derived from income. We expect that to continue in the future.

     As noted in the following table the Fund ended the period with a one-year, three-year, and five-year track record in the top one percent as measured by Lipper, Inc.

                                                                                               PHOENIX EDGE
                                                                                               REAL ESTATE
                                           REAL ESTATE         NAREIT          LIPPER PEER    SERIES LIPPER
                                           SECURITIES       TOTAL RETURN         GROUP*        PEER GROUP*
  PERIODS ENDED DECEMBER 31, 2002            SERIES         EQUITY INDEX 1       AVERAGE        PERCENTILE
------------------------------------------------------------------------------------------------------------
  One Year Performance                       12.08%              3.81%           0.27%           1.00%
------------------------------------------------------------------------------------------------------------
  Three Year Annualized Performance          16.05%             14.33%           9.92%           1.00%
------------------------------------------------------------------------------------------------------------
  Five Year Annualized Performance            5.23%              3.30%           2.38%           1.00%
------------------------------------------------------------------------------------------------------------

* Lipper Variable Products -- Real Estate. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future performance.

Q: WHAT FACTORS CONTRIBUTED TO YOUR STRONG ONE-YEAR AND LONG-TERM PERFORMANCE?

A: Diversification and longer lease duration were themes we identified in last year's outlook and continued to be themes we maintained throughout 2002. We also indicated we were reallocating capital to regional malls and shopping centers from office and apartments. Both of these retail sectors offer longer lease duration, rely on the strength of the consumer as opposed to the corporate customer, and have an opportunity to capitalize on more interest expense savings. All of these themes were sound and were rewarded this past year.

     Consistency is the key to long-term superior performance. The same team has been managing the fund for over five years and has maintained the same philosophy, style, process and discipline throughout this time.


Q: WHAT IS YOUR OUTLOOK FOR THE REIT MARKET?

A: Over the long-term, approximately two-thirds of the performance in the NAREIT Total Return Equity Index has been derived from income. We expect that to continue in the future. The NAREIT Total Return Equity Index dividend yield at December 31, 2002 was 7.05%. We anticipate once again this yield combined with relatively flat earnings growth in 2003 will lead us to upper single-digit performance.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

As always the additional benefit of REITs in a diversified investment portfolio is risk reduction, as measured by a low correlation with other investment classes and a lower standard deviation.

The NAREIT Equity Index has outperformed the S&P 500 Index, Russell 2000 Index and Nasdaq for one-, three-, five- and 10-year periods while maintaining a lower standard deviation. As noted, we have outperformed the benchmark since inception.

                                                                                              STANDARD
                                          ONE YEAR     THREE YEAR    FIVE YEAR    TEN YEAR    DEVIATION
-------------------------------------------------------------------------------------------------------
  NAREIT Total Return Equity Index 1        3.81%        14.33%        3.30%       10.53%      12.31%
-------------------------------------------------------------------------------------------------------
  S&P 500 Index 2                         (22.10%)      (14.57%)      (0.56%)       9.37%      15.46%
-------------------------------------------------------------------------------------------------------
  Russell 2000 Index 3                    (20.48%)       (7.54%)      (1.36%)       7.16%      19.07%
-------------------------------------------------------------------------------------------------------
  Nasdaq Composite 4                      (31.53%)      (31.03%)      (3.19%)       7.03%      28.49%
-------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Real Estate             NAREIT Total
  Date        Securities Series    Return Equity Index 1    S&P 500 Index 2

 5/1/95          $10,000.00              $10,000.00            $10,000.00
12/29/95         $11,779.20              $11,548.00            $12,184.40
12/31/96         $15,677.20              $15,618.30            $15,016.90
12/31/97         $19,133.70              $18,787.20            $20,028.90
12/31/98         $15,078.60              $15,499.00            $25,788.60
12/31/99         $15,798.70              $14,783.50            $31,239.00
12/29/00         $20,660.90              $18,680.20            $28,369.00
12/31/01         $22,028.10              $21,282.80            $25,000.20
12/31/02         $24,689.50              $22,094.30            $19,475.10


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                         FROM
                                                                       INCEPTION
                                                                       5/1/95 TO
                                                 1 YEAR     5 YEAR      12/31/02
--------------------------------------------------------------------------------
  Real Estate Securities Series                  12.08%      5.23%       12.50%
--------------------------------------------------------------------------------
  NAREIT Total Return Equity Index 1              3.81%      3.30%       10.87%
--------------------------------------------------------------------------------
  S&P 500 Index 2                               (22.10)%    (0.56)%       9.07%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 5/1/95
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The National  Association  of Real Estate  Investment  Trusts  (NAREIT)  Total
  Return Equity Index measures the total return performance of real estate investment trusts.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Russell 2000 Index measures the total return performance of the 2,000 smallest companies in the Russell 3000 Index.

4 The Nasdaq Composite is a broad-based capitalization weighted index of all NASDAQ National Markets and Small Cap stocks.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES     VALUE
                                                       --------  -----------
COMMON STOCKS--95.6%
REAL ESTATE INVESTMENT TRUSTS--95.6%
DIVERSIFIED--8.6%
  Colonial Properties Trust .........................    43,984  $ 1,492,817
  iStar Financial, Inc. .............................    58,663    1,645,497
  Vornado Realty Trust ..............................    62,777    2,335,304
                                                                 -----------
                                                                   5,473,618
                                                                 -----------
HEALTH CARE--5.4%
  Health Care Property Investors, Inc. ..............    39,623    1,517,561
  Health Care REIT, Inc. ............................    11,503      311,156
  Healthcare Realty Trust, Inc. .....................    53,628    1,568,619
                                                                 -----------
                                                                   3,397,336
                                                                 -----------
INDUSTRIAL/OFFICE--25.1%
INDUSTRIAL--10.2%
  CenterPoint Properties Corp. ......................    54,534    3,116,618
  Keystone Property Trust ...........................    15,000      254,550
  ProLogis Trust ....................................   122,463    3,079,945
                                                                 -----------
                                                                   6,451,113
                                                                 -----------
MIXED--2.2%
  Duke Realty Corp. .................................    24,981      635,767
  Reckson Associates Realty Corp. ...................    29,704      625,269
  Reckson Associates Realty Corp. Class B ...........     6,500      145,600
                                                                 -----------
                                                                   1,406,636
                                                                 -----------
OFFICE--12.7%
  Alexandria Real Estate Equities, Inc. .............    29,358    1,250,651
  Boston Properties, Inc. ...........................    64,017    2,359,667
  Corporate Office Properties Trust .................   107,606    1,509,712
  Equity Office Properties Trust ....................    23,271      581,309
  SL Green Realty Corp. .............................    74,402    2,351,103
                                                                 -----------
                                                                   8,052,442
                                                                 -----------
TOTAL INDUSTRIAL/OFFICE .......................................   15,910,191
                                                                 -----------
LODGING/RESORTS--2.9%
  Hospitality Properties Trust ......................    51,212    1,802,662
                                                                 -----------
RESIDENTIAL--12.7%
APARTMENTS--12.7%
  Apartment Investment & Management Co. Class A .....    18,018      675,315
  Archstone-Smith Trust .............................    26,088      614,111
  Camden Property Trust .............................    30,311    1,000,263
  Equity Residential ................................    37,398      919,243
  Essex Property Trust, Inc. ........................    26,073    1,325,812
  Home Properties of New York, Inc. .................    18,759      646,248
  Town and Country Trust ............................    29,676      626,164
  United Dominion Realty Trust, Inc. ................   138,840    2,271,422
                                                                 -----------
TOTAL RESIDENTIAL .............................................    8,078,578
                                                                 -----------


                                                        SHARES     VALUE
                                                        -------  -----------
RETAIL--38.1%
FREE STANDING--2.4%
  Realty Income Corp. ...............................    43,553  $ 1,524,355
                                                                 -----------
REGIONAL MALLS--17.9%
  CBL & Associates Properties, Inc. .................    71,444    2,861,332
  General Growth Properties, Inc. ...................    61,648    3,205,696
  Macerich Co. (The) ................................    78,911    2,426,513
  Simon Property Group, Inc. ........................    84,912    2,892,952
                                                                 -----------
                                                                  11,386,493
                                                                 -----------
SHOPPING CENTERS--17.8%
  Chelsea Property Group, Inc. ......................    89,826    2,992,104
  Developers Diversified Realty Corp. ...............   119,793    2,634,248
  Pan Pacific Retail Properties, Inc. ...............    69,738    2,547,529
  Tanger Factory Outlet Centers, Inc. ...............    20,989      650,659
  Weingarten Realty Investors .......................    66,877    2,465,087
                                                                 -----------
                                                                  11,289,627
                                                                 -----------
TOTAL RETAIL ..................................................   24,200,475
                                                                 -----------
SELF STORAGE--2.8%
  Public Storage, Inc. ..............................    20,667      667,751
  Shurgard Storage Centers, Inc. ....................    35,968    1,127,237
                                                                 -----------
                                                                   1,794,988
                                                                 -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $54,990,457) ...............................   60,657,848
                                                                 -----------
REAL ESTATE OPERATING COMPANIES--0.0%
DIVERSIFIED--0.0%
  Vornado Operating, Inc. (b) .......................     3,110        1,524
                                                                 -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $24,880) ...................................        1,524
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--95.6%
  (Identified cost $55,015,337) ...............................   60,659,372
                                                                 -----------
                                              STANDARD
                                              & POOR'S    PAR
                                               RATING    VALUE
                                             (UNAUDITED) (000)
                                              --------  -------
SHORT-TERM OBLIGATIONS--5.4%
COMMERCIAL PAPER--5.4%
  Corporate Asset Funding Co. 1.25%, 1/2/03 ..  A-1+     $1,425     1,424,951
  Schering Corp. 1.32%, 1/13/03 ..............  A-1+      1,995     1,994,122
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,419,073) ................................     3,419,073
                                                                  -----------
TOTAL INVESTMENTS--101.0%
  (Identified cost $58,434,410) ...............................    64,078,445(a)
  Other assets and liabilities, net--(1.0)%                          (626,054)
                                                                  -----------
NET ASSETS--100.0% ............................................   $63,452,391
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,495,083 and gross depreciation of $857,819 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $58,441,181.

(b) Non income producing.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $58,434,410) ...................   $64,078,445
Cash ...........................................................................         2,471
Receivables
  Dividends and interest .......................................................       277,459
  Fund shares sold .............................................................        52,381
Prepaid expenses ...............................................................           774
                                                                                   -----------
    Total assets ...............................................................    64,411,530
                                                                                   -----------
LIABILITIES
Payables
  Investment securities purchased ..............................................       538,427
  Fund shares repurchased ......................................................       302,096
  Investment advisory fee ......................................................        35,025
  Financial agent fee ..........................................................         7,109
  Trustees' fee ................................................................         2,031
Accrued expenses ...............................................................        74,451
                                                                                   -----------
    Total liabilities ..........................................................       959,139
                                                                                   -----------
NET ASSETS .....................................................................   $63,452,391
                                                                                   ===========

NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................   $57,265,579
  Undistributed net investment income ..........................................       193,564
  Accumulated net realized gain ................................................       349,213
  Net unrealized appreciation ..................................................     5,644,035
                                                                                   -----------
NET ASSETS .....................................................................   $63,452,391
                                                                                   ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization     3,765,958
                                                                                   ===========
Net asset value and offering price per share ...................................        $16.85
                                                                                        ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................    $2,573,840
  Interest .....................................................................        41,591
                                                                                    ----------
    Total investment income ....................................................     2,615,431
                                                                                    ----------
EXPENSES
  Investment advisory fee ......................................................       388,431
  Financial agent fee ..........................................................        83,632
  Printing .....................................................................        43,018
  Professional .................................................................        42,824
  Custodian ....................................................................         9,935
  Trustees .....................................................................         4,620
  Miscellaneous ................................................................         6,906
                                                                                    ----------
    Total expenses .............................................................       579,366
    Less expenses borne by investment adviser ..................................       (16,833)
    Custodian fees paid indirectly .............................................           (77)
                                                                                    ----------
    Net expenses ...............................................................       562,456
                                                                                    ----------
NET INVESTMENT INCOME ..........................................................     2,052,975
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..............................................     1,545,677
  Net change in unrealized appreciation (depreciation) on investments ..........     1,444,444
                                                                                    ----------
NET GAIN ON INVESTMENTS ........................................................     2,990,121
                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $5,043,096
                                                                                    ==========

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


STATEMENT OF CHANGES IN NET ASSETS


                                                                                   YEAR ENDED   YEAR ENDED
                                                                                    12/31/02     12/31/01
                                                                                  -----------  ------------
FROM OPERATIONS
  Net investment income (loss) .................................................  $ 2,052,975  $  1,567,084
  Net realized gain (loss) .....................................................    1,545,677     2,031,162
  Net change in unrealized appreciation (depreciation) .........................    1,444,444    (1,112,927)
                                                                                  -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................    5,043,096     2,485,319
                                                                                  -----------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................................................   (2,051,903)   (1,533,702)
  Net realized long-term gains .................................................     (349,550)           --
                                                                                  -----------  ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................   (2,401,453)   (1,533,702)
                                                                                  -----------  ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,653,627 and 1,026,938 shares, respectively) .   44,246,123    15,777,923
  Net asset value of shares issued from reinvestment of distributions
    (141,035 and 100,085 shares, respectively) .................................    2,401,453     1,533,702
  Cost of shares repurchased (1,672,433 and 754,210 shares, respectively) ......  (27,342,947)  (11,571,856)
                                                                                  -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................   19,304,629     5,739,769
                                                                                  -----------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS ........................................   21,946,272     6,691,386
NET ASSETS
  Beginning of period ..........................................................   41,506,119    34,814,733
                                                                                  -----------  ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $193,564 AND
    $181,071, RESPECTIVELY) ....................................................  $63,452,391  $ 41,506,119
                                                                                  ===========  ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------
                                                      2002     2001       2000      1999      1998
                                                    ------     ------    ------    ------    ------
Net asset value, beginning of period ..........     $15.70     $15.33    $12.21    $12.28    $16.38
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................       0.63(3)    0.62      0.63      0.65      0.78
  Net realized and unrealized gain (loss) .....       1.26       0.37      3.07     (0.09)    (4.20)
                                                    ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ..........       1.89       0.99      3.70      0.56     (3.42)
                                                    ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........      (0.65)     (0.62)    (0.58)    (0.63)    (0.65)
  Distributions from net realized gains .......      (0.09)        --        --        --     (0.02)
  Tax return of capital .......................         --         --        --        --     (0.01)
                                                    ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS .......................      (0.74)     (0.62)    (0.58)    (0.63)    (0.68)
                                                    ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE .....................       1.15       0.37      3.12     (0.07)    (4.10)
                                                    ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ................     $16.85     $15.70    $15.33    $12.21    $12.28
                                                    ======     ======    ======    ======    ======
Total return ..................................      12.08%      6.62%    30.78%     4.78%   (21.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .........    $63,452    $41,506   $34,815   $27,350   $36,408
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .......................       1.09%(2)   1.00%(2)  1.00%     1.00%     1.00%
  Net investment income .......................       3.96%      4.21%     4.63%     5.06%     5.07%
  Portfolio turnover ..........................         27%        37%       26%       28%       18%

(1) If the  investment  adviser had not waived fees and  reimbursed  expenses,  the ratio of operating expenses  to average  net assets  would have been  1.12%,  1.16%,  1.32%,  1.31% and 1.01% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(2) The ratio of operating  expenses to average net assets  excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) Per share income from investment  operations may vary from  anticipated  results  depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund's investment objective is long-term capital appreciation.


Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended December 31, 2002, the fund returned -24.81% compared with a loss of 23.59% for the S&P 500/Barra Growth Index 2 and a decline of 22.10% for the broad-based S&P 500 Index. 1 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: WHAT FACTORS AFFECTED PERFORMANCE LAST YEAR?

A: Strength in consumer spending last year led to better relative returns for the consumer stocks in the portfolio. Specifically, our overweight position in media stocks benefited from the stronger-than-expected rebound in advertising spending. Additionally, our retail stocks performed well as retail sales remained positive. In particular, Lowe's performed well as many consumers who refinanced mortgages reinvested some of the proceeds back into their homes through various home improvement projects. Stocks that hurt performance the most last year included Household International, Automatic Data Processing, Sun Microsystems and Pfizer. With the exception of Pfizer, these stocks have since been sold (Automatic Data Processing sold early '03). Generally speaking, Technology was our poorest performing group along with financials (principally Household).


Q: WHAT IS YOUR NEAR-TERM OUTLOOK FOR THE MARKET?

A: We expect corporate profit growth to accelerate in 2003, and we believe we may see a moderate jump in capital spending as well. Such a jump would be in response to interest rate cuts made by the Federal Reserve last year and proposed changes in the tax code. Additionally, we believe the consumer remains in solid shape as real wages rise, employment remains stable and refinancing trends remain positive. With this backdrop, we believe the equity markets will perform well as confidence in the long-term growth of corporate profits increases.

     We project that S&P corporate profits will grow in the 7-10% range for the next few years, which is back in line with historic inflation-adjusted levels. The high growth of the late 1990s was the aberration -- and, as we have found out, was not entirely real. We believe the companies in your portfolios will grow at a much faster rate, probably in the 11-14% range when all is said and done. As far as the market goes, we do believe we are through the downturn. As we have always said, in the long run, the market follows earnings. Over the past couple of quarters, earnings have turned positive and now are accelerating. Moreover, many of the heavy clouds of worry have lifted, albeit only moderately so far. So our outlook is pretty optimistic. We are not forecasting a return to the boom years, but we do believe we are through the worst and are back on track to deliver a steadier stream of growth going forward.


1 The S&P 500 Index is a measure of stock market total return performance.

2 The S&P 500/Barra Growth Index measures total return performance of companies with lower book-to-price ratios and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


  Date    Capital Growth Series   S&P 500 Index 1  S&P 500/Barra Growth Index 2
--------  ---------------------   ---------------  ----------------------------

12/31/92        $10,000.00           $10,000.00           $10,000.00
12/31/93        $11,969.40           $10,167.60           $11,000.00
12/30/94        $12,146.40           $10,486.60           $11,145.50
12/29/95        $15,893.10           $14,485.30           $15,325.90
12/31/96        $17,892.30           $17,956.80           $18,888.90
12/31/97        $21,662.80           $24,517.60           $25,193.10
12/31/98        $28,164.30           $34,852.50           $32,437.80
12/31/99        $36,521.40           $44,698.70           $39,293.50
12/29/00        $30,030.20           $34,829.80           $35,683.60
12/31/01        $19,648.00           $30,394.80           $31,446.20
12/31/02        $14,773.40           $23,225.80           $24,496.50


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                1 YEAR      5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  Capital Growth Series                         (24.81)%    (7.37)%        3.98%
-------------------------------------------------------------------------------
  S&P 500 Index 1                               (22.10)%    (0.56)%        9.37%
-------------------------------------------------------------------------------
  S&P 500/Barra Growth Index 2                  (23.59)%    (1.08)%        8.79%
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/92. Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P 500 Index is a measure of stock market total return performance.

2 The S&P 500/Barra Growth Index measures total return performance of companies with lower book-to-price ratios and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES      VALUE
                                                       --------  ------------
COMMON STOCKS--95.9%
AIR FREIGHT & COURIERS--2.5%
  United Parcel Service, Inc. Class B ...............   226,100  $ 14,262,388
                                                                 ------------
APPLICATION SOFTWARE--1.0%
  Intuit, Inc. (b) ..................................   119,000     5,583,480
                                                                 ------------
BANKS--1.8%
  Wells Fargo & Co. .................................   216,000    10,123,920
                                                                 ------------
BIOTECHNOLOGY--5.9%
  Amgen, Inc. (b) ...................................   503,600    24,344,024
  Genentech, Inc. (b) ...............................   280,290     9,294,416
                                                                 ------------
                                                                   33,638,440
                                                                 ------------
BROADCASTING & CABLE TV--1.4%
  Univision Communications, Inc. Class A (b) ........   332,450     8,145,025
                                                                 ------------
COMPUTER HARDWARE--1.1%
  Dell Computer Corp. (b) ...........................   228,000     6,096,720
                                                                 ------------
CONSUMER FINANCE--2.0%
  MBNA Corp. ........................................   601,500    11,440,530
                                                                 ------------
DATA PROCESSING SERVICES--3.5%
  Automatic Data Processing, Inc. ...................   515,500    20,233,375
                                                                 ------------
DEPARTMENT STORES--2.3%
  Kohl's Corp. (b) ..................................   231,000    12,924,450
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--15.1%
  American Express Co. ..............................   720,310    25,462,959
  Freddie Mac .......................................   355,900    21,015,895
  SLM Corp. .........................................   223,800    23,243,868
  State Street Corp. ................................   418,000    16,302,000
                                                                 ------------
                                                                   86,024,722
                                                                 ------------
DRUG RETAIL--1.5%
  Walgreen Co. ......................................   297,700     8,689,863
                                                                 ------------
FOOD DISTRIBUTORS--2.7%
  Sysco Corp. .......................................   519,000    15,461,010
                                                                 ------------
GENERAL MERCHANDISE STORES--4.1%
  Costco Wholesale Corp. (b) ........................   277,900     7,797,874
  Wal-Mart Stores, Inc. .............................   313,250    15,822,258
                                                                 ------------
                                                                   23,620,132
                                                                 ------------
HEALTH CARE EQUIPMENT--5.4%
  Medtronic, Inc. ...................................   671,920    30,639,552
                                                                 ------------
HOME IMPROVEMENT RETAIL--3.4%
  Lowe's Cos., Inc. .................................   512,900    19,233,750
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--2.0%
  Carnival Corp. ....................................   469,000    11,701,550
                                                                 ------------
HOUSEHOLD PRODUCTS--3.0%
  Colgate-Palmolive Co. .............................   331,900    17,401,517
                                                                 ------------
MOTORCYCLE MANUFACTURERS--2.1%
  Harley-Davidson, Inc. .............................   254,000    11,734,800
                                                                 ------------


                                                        SHARES      VALUE
                                                       --------  ------------
MOVIES & ENTERTAINMENT--6.1%
  Fox Entertainment Group, Inc. Class A (b) .........   676,300  $ 17,536,459
  Viacom, Inc. Class B (b) ..........................   425,079    17,326,220
                                                                 ------------
                                                                   34,862,679
                                                                 ------------
NETWORKING EQUIPMENT--3.3%
  Cisco Systems, Inc. (b) ........................... 1,429,520    18,726,712
                                                                 ------------
PHARMACEUTICALS--9.7%
  Johnson & Johnson .................................   405,520    21,780,479
  Pfizer, Inc. ...................................... 1,095,807    33,498,820
                                                                 ------------
                                                                   55,279,299
                                                                 ------------
RESTAURANTS--0.9%
  Starbucks Corp. (b) ...............................   252,000     5,135,760
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--1.1%
  Applied Materials, Inc. (b) .......................   505,000     6,580,150
                                                                 ------------
SEMICONDUCTORS--3.4%
  Intel Corp. .......................................   889,030    13,842,197
  Texas Instruments, Inc. ...........................   370,620     5,563,006
                                                                 ------------
                                                                   19,405,203
                                                                 ------------
SOFT DRINKS--3.7%
  PepsiCo, Inc. .....................................   496,000    20,941,120
                                                                 ------------
SYSTEMS SOFTWARE--6.9%
  Microsoft Corp. (b) ...............................   383,000    19,801,100
  Oracle Corp. (b) .................................. 1,837,270    19,842,516
                                                                 ------------
                                                                   39,643,616
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $575,051,993) ..............................   547,529,763
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--95.9%
  (Identified cost $575,051,993) ..............................   547,529,763
                                                                 ------------

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)
                                               --------- -------
SHORT-TERM OBLIGATIONS--0.6%
MEDIUM TERM NOTES--0.6%
  Merrill Lynch & Co., Inc.
    1.59%, 1/21/03 (c) ..........................  A+    $3,000     3,000,204
  General Electric Capital Corp.
    7.50%, 6/5/03 ...............................  AAA      400       410,007
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,410,358) ................................     3,410,211
                                                                 ------------
TOTAL INVESTMENTS--96.5%
  (Identified cost $578,462,351) ..............................   550,939,974(a)
  Other assets and liabilities, net--3.5% .....................    20,136,070
                                                                 ------------
NET ASSETS--100.0% ............................................  $571,076,044
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $43,017,234 and gross depreciation of $70,564,592 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $578,487,332.

(b) Non-income producing.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002



ASSETS
Investment securities at value (Identified cost $578,462,351) ..................     $ 550,939,974
Receivables
  Investment securities sold ...................................................        21,457,819
  Dividends and interest .......................................................           488,951
  Fund shares sold .............................................................           361,216
Prepaid expenses ...............................................................             9,435
                                                                                     -------------
    Total assets ...............................................................       573,257,395
                                                                                     -------------
LIABILITIES
Payables
  Cash overdraft ...............................................................            82,786
  Fund shares repurchased ......................................................         1,480,841
  Investment advisory fee ......................................................           333,602
  Printing fee .................................................................           173,450
  Financial agent fee ..........................................................            29,934
  Trustees' fee ................................................................             2,031
Accrued expenses ...............................................................            78,707
                                                                                     -------------
    Total liabilities ..........................................................         2,181,351
                                                                                     -------------
NET ASSETS .....................................................................     $ 571,076,044
                                                                                     =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................     $ 976,341,726
  Undistributed net investment income ..........................................           576,571
  Accumulated net realized loss ................................................      (378,319,876)
  Net unrealized depreciation ..................................................       (27,522,377)
                                                                                     -------------
NET ASSETS .....................................................................     $ 571,076,044
                                                                                     =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        52,705,942
                                                                                     =============
Net asset value and offering price per share ...................................            $10.84
                                                                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................      $  5,489,670
  Interest .....................................................................           514,284
  Foreign taxes withheld .......................................................              (443)
                                                                                     -------------
    Total investment income ....................................................         6,003,511
                                                                                     -------------
EXPENSES
  Investment advisory fee ......................................................         4,709,924
  Financial agent fee ..........................................................           386,460
  Printing .....................................................................           134,982
  Custodian ....................................................................           120,004
  Professional .................................................................            39,202
  Trustees .....................................................................             5,586
  Miscellaneous ................................................................            31,427
                                                                                     -------------
    Total expenses .............................................................         5,427,585
    Custodian fees paid indirectly .............................................              (645)
                                                                                     -------------
    Net expenses ...............................................................         5,426,940
                                                                                     -------------
NET INVESTMENT INCOME ..........................................................           576,571
                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................       (72,968,748)
  Net change in unrealized appreciation (depreciation) on investments ..........      (149,660,502)
                                                                                     -------------
NET LOSS ON INVESTMENTS ........................................................      (222,629,250)
                                                                                     -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $(222,052,679)
                                                                                     =============

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


STATEMENT OF CHANGES IN NET ASSET


                                                                                                YEAR ENDED      YEAR ENDED
                                                                                                 12/31/02        12/31/01
                                                                                              -------------   -------------
FROM OPERATIONS
  Net investment income (loss) ..........................................................     $     576,571  $      131,872
  Net realized gain (loss) ..............................................................       (72,968,748)   (231,402,697)
  Net change in unrealized appreciation (depreciation) ..................................      (149,660,502)   (332,528,295)
                                                                                              -------------  --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................      (222,052,679)   (563,799,120)
                                                                                              -------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .................................................................                --        (716,525)
  Net realized long-term gains ..........................................................                --     (24,334,683)
                                                                                              -------------  --------------
DECREASE IN NET ASSETS FROM DISTRIBUTION TO SHAREHOLDERS ................................                --     (25,051,208)
                                                                                              -------------  --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (6,094,031 and 7,384,942 shares, respectively) ..........        74,997,170     123,103,730
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (2,949,789 shares) (See Note 10) ....................................................        39,773,479              --
  Net asset value of shares issued from reinvestment of distributions
    (0 and 1,481,978 shares, respectively) ..............................................                --      25,051,208
  Cost of shares repurchased (21,400,063 and 18,495,629 shares, respectively) ...........      (259,210,763)   (301,771,867)
                                                                                              -------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................      (144,440,114)   (153,616,929)
                                                                                              -------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS .................................................      (366,492,793)   (742,467,257)
NET ASSETS
  Beginning of period ...................................................................       937,568,837   1,680,036,094
                                                                                              -------------  --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $576,571 AND $0,
    RESPECTIVELY) .......................................................................     $ 571,076,044  $  937,568,837
                                                                                              =============  ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                         2002       2001(2)        2000         1999        1998
                                                        ------      ------        ------       ------      ------
Net asset value, beginning of period ................   $14.41      $22.49        $28.57       $23.93      $19.16
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................     0.01          --(1)         --(1)      0.03        0.03
  Net realized and unrealized gain (loss) ...........    (3.58)      (7.72)        (4.91)        6.97        5.65
                                                        ------      ------        ------       ------      ------
    Total from investment operations ................    (3.57)      (7.72)        (4.91)        7.00        5.68
                                                        ------      ------        ------       ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............       --       (0.01)           --(1)     (0.06)      (0.03)
  Distributions from net realized gains .............       --       (0.35)        (1.17)       (2.31)      (0.88)
                                                        ------      ------        ------       ------      ------
    TOTAL DISTRIBUTIONS .............................       --       (0.36)        (1.17)       (2.37)      (0.91)
                                                        ------      ------        ------       ------      ------
  Capital contribution from Adviser .................       --          --            --         0.01          --
                                                        ------      ------        ------       ------      ------
CHANGE IN NET ASSET VALUE ...........................    (3.57)      (8.08)        (6.08)        4.64        4.77
                                                        ------      ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD ......................   $10.84      $14.41        $22.49       $28.57      $23.93
                                                        ======      ======        ======       ======      ======
Total return ........................................  (24.81)%     (34.57)%      (17.77)%      29.67%      30.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............... $571,076    $937,569    $1,680,036   $2,269,090  $1,876,296
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ................................     0.75%(3)    0.72%(3)      0.68%        0.68%       0.69%
  Net investment income .............................     0.08%       0.01%         0.03%        0.11%       0.15%
Portfolio turnover ..................................      115%         58%           82%         106%        102%

(1) Amount is less than $0.01.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term growth of capital. Investors should note that the fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat. Investors should note that the risks of investing in small-company and mid-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: COULD YOU PROVIDE A BRIEF RECAP OF THE MARKET OVER THE LAST 12 MONTHS?

A: Although we entered 2002 with an optimistic outlook for both the economy and the stock market, things did not turn out as anticipated. While the economy did rebound and corporate earnings began to grow again, both were at levels below expectations. Rather than focus on a strengthening economy and improving corporate earnings, investors seemed more concerned about corporate scandals and the potential for a war in Iraq. As such, the market experienced a very broad and steep decline for the third year in a row.


Q: HOW HAS THE FUND REACTED IN THAT MARKET ENVIRONMENT?

A: The fund was unfortunately affected by the market decline, falling 28.80% for the year compared to a loss of 30.26% for the Russell 2000 Growth Index, 1 and a decline of 22.10% for the S&P 500 Index. 2 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: WHAT WERE SOME OF THE FACTORS THAT HELPED AS WELL AS DETRACTED FROM PERFORMANCE RESULTS?

A: One area that hurt the fund's performance was financial service companies. Metris, a credit card company, had difficulty collecting from customers as layoffs and unemployment plagued the economy. Stilwell Financial, a money manager, saw asset levels decline and outflows accelerate as investors lost confidence in the stock market.

     Technology was another sector that experienced poor performance as corporations continued to reduce their capital expenditure budgets in light of an uncertain economy and geopolitical situation. As such, software companies like VeriSign and Peregrine underperformed.

     One bright spot for the fund was our holdings in the consumer discretionary area. Whole Food Markets had an excellent year as the company continued to expand its new store base and older stores performed exceptionally well. In addition, a new holding for the fund, Overture Services, which provides pay for performance searches on the Internet, helped overall performance.


Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: We believe that most of the bad news in the marketplace is behind us. Corporate scandals have led to more regulation and oversight, which will improve financial transparency. Valuations are more attractive than they have been for some time and interest rates and inflation remain low. More importantly, we continue to find companies that we believe have excellent growth prospects. Finally, although the geopolitical situation remains tenuous, we do not believe that we will have a protracted war in Iraq. Moreover, we believe last year's market declines more than discounted this possibility. As a result, it appears to us that the stock market may have bottomed in October 2002.


Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED GIVEN THIS OUTLOOK?

A: The fund is positioned for an economic recovery. Many of the companies in the portfolio currently have cyclically depressed earnings, which we expect will reverse and grow in a recovery. As such, we expect the portfolio to perform well in this environment.

     In addition, as prices have declined, we have taken the opportunity to reposition the portfolio into areas such as biotechnology, which, despite not being economically sensitive, saw large and, to us, inappropriate price drops due to investor risk aversion and pessimism. With an improving economy, we expect investors to assume more risk and focus on areas like biotechnology where innovation continues to create value.

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Small & Mid-Cap        Russell 2000
  Date          Growth Series         Growth Index 1        S&P 500 Index 2
--------       ---------------        --------------        ---------------

 8/15/00         $10,000.00            $10,000.00              $10,000.00
12/29/00          $8,482.21             $8,299.45               $8,930.35
12/31/01          $6,216.06             $7,533.56               $7,869.88
12/31/02          $4,425.56             $5,253.76               $6,130.61


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                      8/15/00 TO
                                                           1 YEAR      12/31/02
--------------------------------------------------------------------------------
Small & Mid-Cap Growth Series                             (28.80)%      (29.02)%
--------------------------------------------------------------------------------
Russell 2000 Growth Index 1                               (30.26)%      (23.71)%
--------------------------------------------------------------------------------
S&P 500 Index 2                                           (22.10)%      (18.60)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/15/00
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 2000 Growth Index measures the total return performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                        SHARES      VALUE
                                                       --------  -----------
COMMON STOCKS--92.2%
AEROSPACE & DEFENSE--0.9%
  Alliant Techsystems, Inc. (b) .....................     1,600  $     99,760
                                                                 ------------
AIR FREIGHT & COURIERS--2.9%
  Expeditors International of Washington, Inc. ......     6,770       221,040
  Pacer International, Inc. (b) .....................     7,100        94,430
                                                                 ------------
                                                                      315,470
                                                                 ------------
APPAREL RETAIL--1.1%
  Mother's Work, Inc. (b) ...........................     3,300       116,259
                                                                 ------------
APPLICATION SOFTWARE--4.8%
  BEA Systems, Inc. (b) .............................    19,660       225,500
  Edwards (J.D.) & Co. (b) ..........................    19,000       214,320
  Verisity Ltd. (b) .................................     4,400        83,864
                                                                 ------------
                                                                      523,684
                                                                 ------------
BIOTECHNOLOGY--8.5%
  Abgenix, Inc. (b) .................................     7,700        56,749
  Affymetrix, Inc. (b) ..............................     2,830        64,779
  CuraGen Corp. (b) .................................     4,305        20,018
  ICOS Corp. (b) ....................................     3,500        81,935
  IDEC Pharmaceuticals Corp. (b) ....................    11,485       380,957
  La Jolla Pharmaceutical Co. (b) ...................     1,500         9,750
  MedImmune, Inc. (b) ...............................     8,612       233,988
  Myriad Genetics, Inc. (b) .........................       145         2,117
  Tanox, Inc. (b) ...................................     9,300        84,165
                                                                 ------------
                                                                      934,458
                                                                 ------------
COMPUTER & ELECTRONICS RETAIL--0.6%
  Good Guys, Inc. (b) ...............................    35,190        65,102
                                                                 ------------
CONSUMER FINANCE--3.1%
  Federal Agricultural Mortgage Corp. Class C (b) ...    10,935       335,048
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--6.0%
  Corporate Executive Board Co. (The) (b) ...........    10,310       329,095
  Tetra Tech, Inc. (b) ..............................    27,062       330,157
                                                                 ------------
                                                                      659,252
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--6.0%
  Gabelli Asset Management, Inc. Class A (b) ........    13,975       419,809
  Stilwell Financial, Inc. ..........................    18,470       241,403
                                                                 ------------
                                                                      661,212
                                                                 ------------
FOOD RETAIL--2.5%
  Whole Foods Market, Inc. (b) ......................     5,298       279,364
                                                                 ------------
GENERAL MERCHANDISE STORES--1.1%
  99 Cents Only Stores (b) ..........................     4,600       123,556
                                                                 ------------
HEALTH CARE DISTRIBUTORS & SERVICES--4.5%
  Advisory Board Co. (The) (b) ......................     4,915       146,958
  Medical Staffing Network Holdings, Inc. (b) .......     1,650        26,400
  Omnicare, Inc. ....................................    13,625       324,684
                                                                 ------------
                                                                      498,042
                                                                 ------------
HEALTH CARE EQUIPMENT--2.7%
  Cyberonics, Inc (b) ...............................     3,100        57,040
  HealtheTech, Inc. (b) .............................     4,100        25,625
  Inhale Therapeutic Systems, Inc. (b) ..............    17,570       141,966
  SonoSite, Inc. (b) ................................     5,150        67,310
                                                                 ------------
                                                                      291,941
                                                                 ------------


                                                        SHARES      VALUE
                                                       --------  -----------
INTERNET SOFTWARE & SERVICES--4.9%
  Overture Services, Inc. (b) .......................    15,300  $    417,843
  United Online, Inc. (b) ...........................     7,500       119,558
                                                                 ------------
                                                                      537,401
                                                                 ------------
IT CONSULTING & SERVICES--1.1%
  ManTech International Corp. Class A (b) ...........     6,100       116,327
                                                                 ------------
LEISURE PRODUCTS--2.3%
  MarineMax, Inc. (b) ...............................     6,600        77,946
  Marvel Enterprises, Inc. (b) ......................     9,800        88,004
  Polaris Industries, Inc. ..........................     1,400        82,040
                                                                 ------------
                                                                      247,990
                                                                 ------------
NETWORKING EQUIPMENT--1.8%
  Black Box Corp. ...................................     4,300       192,640
                                                                 ------------
OIL & GAS DRILLING--1.3%
  Grey Wolf, Inc. (b) ...............................    36,270       144,717
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--4.3%
  Evergreen Resources, Inc. (b) .....................     5,600       251,160
  Ultra Petroleum Corp. (b) .........................    22,200       219,780
                                                                 ------------
                                                                      470,940
                                                                 ------------
PHARMACEUTICALS--8.5%
  InterMune, Inc. (b) ...............................     1,200        30,612
  K-V Pharmaceutical Co. Class A (b) ................     4,100        95,120
  Medicines Co. (The) (b) ...........................    16,810       269,296
  NPS Pharmaceuticals, Inc. (b) .....................     9,245       232,697
  Sepracor, Inc. (b) ................................    31,800       307,506
                                                                 ------------
                                                                      935,231
                                                                 ------------
RESTAURANTS--5.0%
  Buca, Inc. (b) ....................................    11,300        94,016
  Cheesecake Factory, Inc. (The) (b) ................    10,087       364,645
  Red Robin Gourmet Burgers, Inc. (b) ...............     6,900        87,906
                                                                 ------------
                                                                      546,567
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--5.5%
  Axcelis Technologies, Inc. (b) ....................    17,100        95,914
  Cymer, Inc. (b) ...................................     9,880       318,630
  Rudolph Technologies, Inc. (b) ....................     9,625       184,415
                                                                 ------------
                                                                      598,959
                                                                 ------------
SEMICONDUCTORS--5.8%
  Integrated Circuit Systems, Inc. (b) ..............    11,800       215,350
  Intersil Corp. Class A (b) ........................    16,051       223,751
  Micrel, Inc. (b) ..................................    14,155       127,112
  Semtech Corp. (b) .................................     6,100        66,612
                                                                 ------------
                                                                      632,825
                                                                 ------------
SPECIALTY STORES--3.9%
  Advance Auto Parts, Inc. (b) ......................     1,570        76,773
  Cost Plus, Inc. (b) ...............................    12,400       355,508
                                                                 ------------
                                                                      432,281
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT--1.8%
  Advanced Fibre Communications, Inc. (b) ...........    12,000       200,160
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS--1.3%
  Fastenal Co. ......................................     3,920       146,569
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $11,369,994) ...............................    10,105,755
                                                                 ------------

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


                                                        SHARES      VALUE
                                                       --------  -----------
FOREIGN COMMON STOCKS--6.1%
APPLICATION SOFTWARE--2.6%
  Precise Software Solutions Ltd. (Israel) (b) ......    16,995   $   280,587
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES--2.4%
  Stewart (W.P.) & Co. Ltd. (Bermuda) ...............    14,800       265,216
                                                                  -----------
SEMICONDUCTORS--1.1%
  O2Micro International Ltd. (Cayman Islands) (b) ...    12,300       119,913
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $742,824) ..................................       665,716
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--98.3%
  (Identified cost $12,112,818) ...............................    10,771,471
                                                                  -----------

                                           STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (UNAUDITED)     (000)     VALUE
                                          -----------     -----   -----------

SHORT-TERM OBLIGATIONS--10.3%
COMMERCIAL PAPER--10.3%
  Corporate Asset Funding Co.
    1.25%, 1/2/03 ......................     A-1+        $  475   $   474,983
  McDonald's Corp. 1.33%, 1/3/03 .......     A-1            315       314,977
  ABSC Capital Corp. 1.50%, 1/21/03 ....     A-1            335       334,721
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,124,681) ................................     1,124,681
                                                                  -----------
TOTAL INVESTMENTS--108.6%
  (Identified cost $13,237,499) ...............................    11,896,152(a)
  Other assets and liabilities, net--(8.6)% ...................      (937,109)
                                                                  -----------
NET ASSETS--100.0% ............................................   $10,959,043
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,188,427 and gross depreciation of $2,584,458 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $13,292,183.

(b) Non-income producing.

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $13,237,499) ...................   $11,896,152
Cash ...........................................................................         3,320
Receivables
  Investment securities sold ...................................................        91,080
  Receivable from adviser ......................................................        11,015
  Fund shares sold .............................................................         7,521
  Dividends and interest .......................................................           195
Prepaid expenses ...............................................................           148
                                                                                   -----------
    Total assets ...............................................................    12,009,431
                                                                                   -----------
LIABILITIES
Payables
  Investment securities purchased ..............................................       887,696
  Fund shares repurchased ......................................................        96,371
  Financial agent fee ..........................................................         3,914
  Trustees' fee ................................................................         2,031
Accrued expenses ...............................................................        60,376
                                                                                   -----------
    Total liabilities ..........................................................     1,050,388
                                                                                   -----------
NET ASSETS .....................................................................   $10,959,043
                                                                                   ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................   $19,001,301
  Accumulated net realized loss ................................................    (6,700,911)
  Net unrealized depreciation ..................................................    (1,341,347)
                                                                                   -----------
NET ASSETS .....................................................................   $10,959,043
                                                                                   ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization     2,477,349
                                                                                   ===========
Net asset value and offering price per share ...................................         $4.42
                                                                                         =====

STATEMENT OF OPERATIONS
  YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ....................................................................   $    16,091
  Interest .....................................................................        10,896
                                                                                   -----------
    Total investment income ....................................................        26,987
                                                                                   -----------
EXPENSES
  Investment advisory fee ......................................................       101,322
  Financial agent fee ..........................................................        50,647
  Professional .................................................................        38,872
  Printing .....................................................................        30,318
  Custodian ....................................................................        18,574
  Trustees .....................................................................         4,620
  Miscellaneous ................................................................         6,092
                                                                                   -----------
    Total expenses .............................................................       250,445
    Less expenses borne by investment adviser ..................................      (111,897)
    Custodian fees paid indirectly .............................................           (13)
                                                                                   -----------
    Net expenses ...............................................................       138,535
                                                                                   -----------
NET INVESTMENT LOSS ............................................................      (111,548)
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................    (4,130,418)
  Net change in unrealized appreciation (depreciation) on investments ..........        62,238
                                                                                   -----------
NET LOSS ON INVESTMENTS ........................................................    (4,068,180)
                                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $(4,179,728)
                                                                                   ===========

                        See Notes to Financial Statements

                 PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED    YEAR ENDED
                                                                                                12/31/02      12/31/01
                                                                                              ------------  -----------
FROM OPERATIONS
  Net investment income (loss) ........................................................       $  (111,548)  $   (57,227)
  Net realized gain (loss) ............................................................        (4,130,418)   (2,105,477)
  Net change in unrealized appreciation (depreciation) ................................            62,238      (577,313)
                                                                                              -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................        (4,179,728)   (2,740,017)
                                                                                              -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................................                --        (5,041)
                                                                                              -----------   -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........................                --        (5,041)
                                                                                              -----------   -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,423,821 and 2,084,130 shares, respectively) ........         7,265,575    13,577,158
  Net asset value of shares issued from reinvestment of distributions
    (0 and 708 shares, respectively) ..................................................                --         5,041
  Cost of shares repurchased (1,113,474 and 774,877 shares, respectively) .............        (5,591,337)   (4,642,204)
                                                                                              -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................         1,674,238     8,939,995
                                                                                              -----------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................        (2,505,490)    6,194,937
NET ASSETS
  Beginning of period .................................................................        13,464,533     7,269,596
                                                                                              -----------   -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)    $10,959,043   $13,464,533
                                                                                              ===========   ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            YEAR ENDED
                                                            DECEMBER 31,     FROM INCEPTION
                                                         -----------------       8/15/00 TO
                                                          2002       2001       12/31/00
                                                         ------     ------    -------------
Net asset value, beginning of period ................    $ 6.21     $ 8.48       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................     (0.05)(6)  (0.04)(6)     0.01
  Net realized and unrealized gain (loss) ...........     (1.74)     (2.23)       (1.53)
                                                         ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ................     (1.79)     (2.27)       (1.52)
                                                         ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............        --         --(4)        --
                                                         ------     ------       ------
    TOTAL DISTRIBUTIONS .............................        --         --           --
                                                         ------     ------       ------
CHANGE IN NET ASSET VALUE ...........................     (1.79)     (2.27)       (1.52)
                                                         ------     ------       ------
NET ASSET VALUE, END OF PERIOD ......................    $ 4.42     $ 6.21       $ 8.48
                                                         ======     ======       ======
Total return ........................................    (28.80)%   (26.72)%     (15.18)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............   $10,959    $13,465       $7,270
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ............................      1.23%(5)   1.15%(5)     1.15%(1)
  Net investment income (loss) ......................     (0.99)%    (0.55)%       0.21%(1)
Portfolio turnover ..................................        65%        31%          21%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.22%, 2.13% and 3.93% for the periods ended December 31, 2002, 2001 and 2000, respectively.

(4) Amount is less than $0.01.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(6) Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


  Date   Money Market Series 1      IBC Report First Tier 2
-------  ---------------------      -----------------------

1/31/02         1.61%                          1.35%
2/28/02         1.51%                          1.24%
3/31/02         1.49%                          1.20%
4/30/02         1.56%                          1.20%
5/31/02         1.54%                          1.17%
6/30/02         1.49%                          1.15%
7/31/02         1.43%                          1.11%
8/31/02         1.33%                          1.08%
9/30/02         1.34%                          1.06%
10/31/02        1.36%                          1.03%
11/30/02        1.19%                          0.89%
12/31/02        1.09%                          0.76%

1 This chart  illustrates  the period from January 1, 2002 to December 31, 2002.
  The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $10.00 per share.

2 Average  monthly  yield of First Tier Money  Market Funds as reported by IBC's
  Money Market Insight.

                       PHOENIX-GOODWIN MONEY MARKET SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


 FACE
 VALUE                                                                                    INTEREST      MATURITY
 (000)      DESCRIPTION                                                                     RATE          DATE           VALUE
------      -----------                                                                   --------      --------     -----------
FEDERAL AGENCY SECURITIES--17.5%
$2,500      FHLB (c),(d) ..............................................................     2.00%         1/3/03     $ 2,500,000
 2,500      FHLB (c),(d) ..............................................................     1.86         1/17/03       2,500,000
 2,500      FHLB (c),(d) ..............................................................     2.05         1/22/03       2,500,000
 2,500      FHLB (c),(d) ..............................................................     1.75          2/6/03       2,500,000
 2,500      FHLB (c),(d) ..............................................................     1.58         2/13/03       2,500,000
 3,365      Freddie Mac Discount Note .................................................     1.27         2/14/03       3,359,777
 3,500      Fannie Mae (c),(d) ........................................................     1.75         2/15/03       3,500,000
 2,500      FHLB (c),(d) ..............................................................     1.60         2/25/03       2,500,000
 1,750      Freddie Mac (c) ...........................................................     4.75         3/15/03       1,760,826
 2,500      FHLB (c),(d) ..............................................................     1.60         3/17/03       2,500,000
 2,500      FHLB (c),(d) ..............................................................     1.70          4/7/03       2,500,000
 2,500      FHLB (c),(d) ..............................................................     1.80         4/11/03       2,500,000
 5,000      Fannie Mae (c) ............................................................     5.75         4/15/03       5,057,133
 2,500      FHLB (c),(d) ..............................................................     2.00         4/25/03       2,500,000
 2,500      FHLB (c),(d) ..............................................................     1.50         5/20/03       2,500,000
 3,500      Freddie Mac (c) ...........................................................     6.38        11/15/03       3,647,457
                                                                                                                     -----------
TOTAL FEDERAL AGENCY SECURITIES ................................................................................      44,825,193
                                                                                                                     -----------
                                                                                                          RESET
                                                                                                          DATE
                                                                                                         -------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--2.6%
   109      SBA (Final Maturity 1/25/21) ..............................................     1.75          1/1/03         108,565
   642      SBA (Final Maturity 10/25/22) .............................................     2.25          1/1/03         641,623
 1,912      SBA (Final Maturity 11/25/21) .............................................     2.38          1/1/03       1,910,923
   944      SBA (Final Maturity 2/25/23) ..............................................     2.25          1/1/03         943,939
   495      SBA (FINAL MATURITY 2/25/23) ..............................................     2.25          1/1/03         494,983
 1,123      SBA (Final Maturity 3/25/24) ..............................................     1.63          1/1/03       1,123,380
   164      SBA (Final Maturity 5/25/21) ..............................................     2.25          1/1/03         164,265
 1,376      SBA (Final Maturity 9/25/23) ..............................................     2.13          1/1/03       1,375,946
                                                                                                                     -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                                                                              6,763,624
                                                                                                                     -----------
                                                                             STANDARD
                                                                             & POOR'S
                                                                              RATING                     MATURITY
                                                                            (UNAUDITED)                    DATE
                                                                            -----------                  --------
COMMERCIAL PAPER--57.2%
 3,520      Corporate Asset Funding Co. .................................       A-1+        1.25          1/2/03       3,519,878
 2,000      Preferred Receivables Funding Corp. .........................       A-1         1.40          1/3/03       1,999,844
 3,640      Receivables Capital Corp. ...................................       A-1+        1.40          1/3/03       3,639,717
 3,725      UBS Finance (DE) LLC ........................................       A-1+        1.27          1/7/03       3,724,212
 2,900      UBS Finance (DE) LLC ........................................       A-1+        1.33          1/7/03       2,899,357
 2,500      Govco, Inc. .................................................       A-1+        1.70          1/8/03       2,499,174
 4,500      ABSC Capital Corp.                                                  A-1         1.40          1/9/03       4,498,600
 2,800      Koch Industries, Inc. .......................................       A-1+        1.33          1/9/03       2,799,172
 5,000      Cargill, Inc. ...............................................       A-1         1.34         1/10/03       4,998,325
 2,875      Schering-Plough Corp. .......................................       A-1+        1.32         1/13/03       2,873,735
   735      Govco, Inc. .................................................       A-1+        1.35         1/14/03         734,642
 1,510      Special Purpose Accounts Receivable Cooperative Corp. .......       A-1         1.40         1/17/03       1,509,060
 1,545      ABSC Capital Corp. ..........................................       A-1         1.50         1/21/03       1,543,712
 2,500      Special Purpose Accounts Receivable Cooperative Corp. .......       A-1         1.80         1/21/03       2,497,500
 2,075      Sysco Corp. .................................................       A-1+        1.34         1/21/03       2,073,455
 3,500      Koch Industries, Inc. .......................................       A-1+        1.30         1/22/03       3,497,346
 3,500      Special Purpose Accounts Receivable Cooperative Corp. .......       A-1         1.40         1/22/03       3,497,142
 2,500      ABSC Capital Corp. ..........................................       A-1         1.50         1/23/03       2,497,708
 4,500      Private Export Funding Corp. ................................       A-1+        1.78         1/23/03       4,495,105
 1,495      Enterprise Funding Corp. ....................................       A-1+        1.35         1/24/03       1,493,711
   600      Executive Jet, Inc. .........................................       A-1+        1.35         1/27/03         599,415
 3,500      Wisconsin Electric Power Co. ................................       A-1         1.33         1/27/03       3,496,638
 3,455      Executive Jet, Inc. .........................................       A-1+        1.32         1/29/03       3,451,453
 1,000      Wisconsin Energy Corp. ......................................       A-1         1.32         1/29/03         998,973
 8,200      Wisconsin Electric Power Co. ................................       A-1         1.31         1/30/03       8,191,347
 2,470      Harley-Davidson Funding Corp. ...............................       A-1         1.31         1/31/03       2,467,304

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

                                                                             STANDARD
 FACE                                                                        & POOR'S
 VALUE                                                                        RATING      INTEREST      MATURITY
 (000)      DESCRIPTION                                                     (UNAUDITED)     RATE          DATE          VALUE
------      -----------                                                     -----------   --------      --------    ------------
COMMERCIAL PAPER--CONTINUED
$3,500      CXC, Inc. ...................................................       A-1+        1.33%         2/3/03   $  3,495,733
 2,500      Cargill, Inc. ...............................................       A-1         1.32          2/6/03      2,496,700
 4,500      Cargill, Inc. ...............................................       A-1         1.31          2/7/03      4,493,941
 1,980      Pfizer, Inc. ................................................       A-1+        1.31          2/7/03      1,977,334
 1,365      Preferred Receivables Funding Corp. .........................       A-1         1.38          2/7/03      1,363,064
 2,500      Receivables Capital Corp. ...................................       A-1+        1.35          2/7/03      2,496,531
 2,102      ABN AMRO Holding Corp. NV ...................................       A-1+        1.30         2/10/03      2,098,964
 2,440      Govco, Inc. .................................................       A-1+        1.32         2/10/03      2,436,421
 2,671      BellSouth Corp. .............................................       A-1         1.28         2/11/03      2,667,106
 2,275      Executive Jet, Inc. .........................................       A-1+        1.33         2/12/03      2,271,470
 2,500      Kraft Foods, Inc. ...........................................       A-1         1.30         2/13/03      2,496,118
 3,155      Executive Jet, Inc. .........................................       A-1+        1.33         2/14/03      3,149,871
 2,000      Govco, Inc. .................................................       A-1+        1.30         2/18/03      1,996,533
 3,505      Pfizer Inc. .................................................       A-1+        1.30         2/18/03      3,498,925
 5,000      CIT Group, Inc. .............................................       A-1         1.47         2/19/03      4,989,996
 2,500      Executive Jet, Inc. .........................................       A-1+        1.33         2/19/03      2,495,474
 2,655      Enterprise Funding Corp. ....................................       A-1+        1.34         2/20/03      2,650,059
 4,521      CIT Group, Inc. .............................................       A-1         1.40         2/21/03      4,512,033
 3,000      CIT Group, Inc. .............................................       A-1         1.80         2/28/03      2,991,300
 2,500      Golden Peanut Co. LLC .......................................       A-1         1.31         2/28/03      2,494,724
 2,350      UBS Finance (DE) LLC ........................................       A-1+        1.30          3/4/03      2,344,739
 1,915      UBS Finance (DE) LLC ........................................       A-1+        1.30          3/6/03      1,910,574
 3,500      ABSC Capital Corp. ..........................................       A-1         1.36         3/10/03      3,491,009
 2,500      Archer Daniels Midland ......................................       A-1         1.34         3/18/03      2,492,928
 2,500      Private Export Funding Corp. ................................       A-1+        1.74         4/23/03      2,486,467
                                                                                                                   ------------
TOTAL COMMERCIAL PAPER .........................................................................................    146,294,539
                                                                                                                   ------------
MEDIUM TERM NOTES(c)--22.1%
 3,500      Beta Finance, Inc. (b),(e) ..................................       AAA         1.84         1/15/03      3,499,986
 2,152      CitiFinancial ...............................................       AA-         5.88         1/15/03      2,154,754
 2,125      Heller Financial GE, Inc. ...................................       AAA         6.40         1/15/03      2,127,817
 2,000      Salomon Smith Barney Holdings ...............................       AA-         6.13         1/15/03      2,003,085
 2,000      Goldman Sachs Group Inc. (b) ................................       A+          2.03         1/17/03      2,000,575
 3,500      Merrill Lynch & Co., Inc. (b) ...............................       AA-         1.60         1/21/03      3,500,270
 1,500      Associates Corp.of North America ............................       AA-         6.88          2/1/03      1,505,568
 2,625      Bank of America Corp. .......................................       A          10.00          2/1/03      2,641,282
 2,150      General Electric Capital Corp. ..............................       AAA         7.00          2/3/03      2,159,339
 3,255      Pitney Bowes Credit Corp. ...................................       AA          8.80         2/15/03      3,279,522
 2,500      Merrill Lynch & Co., Inc. (b) ...............................       AA-         1.42          3/5/03      2,500,000
 1,500      Du Pont (E.I.) de Nemours & Co. (b) .........................       AA-         6.00          3/6/03      1,509,179
   500      Associates Corp. of North America ...........................       AA-         6.69          4/1/03        505,852
   500      Associates Corp. of North America ...........................       AA-         6.77         4/10/03        506,752
 2,500      Wal Mart Stores, Inc. .......................................       AA          4.63         4/15/03      2,515,392
 1,993      BellSouth Corp. (b),(e) .....................................       AA-         4.11         4/26/03      2,006,572
 2,500      Merrill Lynch & Co., Inc. (b) ...............................       AA-         1.42          5/2/03      2,500,000
 2,921      BellSouth Corp. .............................................       AA          6.25         5/15/03      2,959,613
   240      General Electric Capital Corp. ..............................       AAA         5.88         5/19/03        242,769
 4,400      General Electric Capital Corp. (b) ..........................       AAA         1.42         5/28/03      4,400,500
 2,595      Bank of America Corp. .......................................       A           6.88          6/1/03      2,644,673
 2,915      Bank of America Corp. .......................................       A           6.20         8/15/03      2,998,141
 3,747      Bank of America Corp. .......................................       A           6.50         8/15/03      3,862,764
   400      Associates Corp. of North America ...........................       AA-         6.29         8/19/03        409,536
 1,913      Associates Corp. of North America ...........................       AA-         5.75         11/1/03      1,977,429
                                                                                                                   ------------
TOTAL MEDIUM TERM NOTES ........................................................................................     56,411,370
                                                                                                                   ------------
TOTAL INVESTMENTS--99.4%
  (Identified cost $254,294,726) ...............................................................................    254,294,726(a)
Other assets and liabilities, net--0.6% ........................................................................      1,463,983
                                                                                                                   ------------
NET ASSETS--100.0% .............................................................................................   $255,758,709
                                                                                                                   ============

(a) Federal Income Tax Information: At December 31, 2002, the aggregate cost of securities was the same for book and tax purposes.

(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c) The interest rate shown is the coupon rate.

(d) Callable. The maturity date shown is the call date.

(e) Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $5,506,558 or 2.15% of net assets.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $254,294,726) ..................   $254,294,726
Receivables
  Fund shares sold .............................................................      2,025,357
  Interest .....................................................................      1,120,288
  Investment securities sold ...................................................        458,203
Prepaid expenses ...............................................................          3,414
                                                                                   ------------
    Total assets ...............................................................    257,901,988
                                                                                   ------------
LIABILITIES
Payables
  Cash overdraft ...............................................................            440
  Fund shares repurchased ......................................................      1,873,010
  Printing fee .................................................................        122,582
  Investment advisory fee ......................................................         84,139
  Financial agent fee ..........................................................         18,663
  Trustees' fee ................................................................          2,031
Accrued expenses ...............................................................         42,414
                                                                                   ------------
    Total liabilities ..........................................................      2,143,279
                                                                                   ------------
NET ASSETS .....................................................................   $255,758,709
                                                                                   ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................   $255,758,709
                                                                                   ------------
NET ASSETS .....................................................................   $255,758,709
                                                                                   ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization     25,575,904
                                                                                   ============
Net asset value and offering price per share ...................................         $10.00
                                                                                         ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002



INVESTMENT INCOME
  Interest .....................................................................     $4,916,076
                                                                                     ----------
    Total investment income ....................................................      4,916,076
                                                                                     ----------
EXPENSES
  Investment advisory fee ......................................................        994,837
  Financial agent fee ..........................................................        229,675
  Printing .....................................................................         74,336
  Custodian ....................................................................         48,668
  Professional .................................................................         42,558
  Trustees .....................................................................          4,620
  Miscellaneous ................................................................         10,882
                                                                                     ----------
    Total expenses .............................................................      1,405,576
    Custodian fees paid indirectly .............................................         (3,397)
                                                                                     ----------
    Net expenses ...............................................................      1,402,179
                                                                                     ==========
NET INVESTMENT INCOME ..........................................................     $3,513,897
                                                                                     ==========

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED      YEAR ENDED
                                                                                                 12/31/02        12/31/01
                                                                                              -------------  --------------
FROM OPERATIONS
  Net investment income (loss) .......................................................        $   3,513,897  $    7,565,972
  Net realized gain (loss) ...........................................................                   --             898
                                                                                              -------------  --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................            3,513,897       7,566,870
                                                                                              -------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..............................................................           (3,513,897)     (7,565,972)
  Net realized short-term gains ......................................................                   --            (898)
                                                                                              -------------  --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........................           (3,513,897)     (7,566,870)
                                                                                              -------------  --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (68,436,483 and 101,934,992 shares, respectively) ....          684,364,835   1,019,349,924
  Net asset value of shares issued from reinvestment of distributions
    (351,390 and 756,687 shares, respectively) .......................................            3,513,897       7,566,870
  Cost of shares repurchased (69,274,867 and 94,625,616 shares, respectively) ........         (692,748,766)   (946,256,175)
                                                                                              -------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................           (4,870,034)     80,660,619
                                                                                              -------------  --------------
  NET INCREASE (DECREASE) IN NET ASSETS ..............................................           (4,870,034)     80,660,619
NET ASSETS
  Beginning of period ................................................................          260,628,743     179,968,124
                                                                                              -------------  --------------
  END OF PERIOD ......................................................................        $ 255,758,709  $  260,628,743
                                                                                              =============  ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------------------------------------
                                                                       2002         2001        2000       1999       1998
                                                                      ------       ------      ------     ------     ------
Net asset value, beginning of period ..........................       $10.00       $10.00      $10.00     $10.00     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ................................         0.14         0.38        0.59       0.47       0.50
  Net realized gain ...........................................           --           --(3)       --         --         --
                                                                      ------       ------      ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ..........................         0.14         0.38        0.59       0.47       0.50
                                                                      ------       ------      ------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................        (0.14)       (0.38)      (0.59)     (0.47)     (0.50)
  Distributions from net realized gains .......................           --           --(3)       --         --         --
                                                                      ------       ------      ------     ------     ------
    TOTAL DISTRIBUTIONS .......................................        (0.14)       (0.38)      (0.59)     (0.47)     (0.50)
                                                                      ------       ------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD ................................       $10.00       $10.00      $10.00     $10.00     $10.00
                                                                      ======       ======      ======     ======     ======
Total return ..................................................         1.42%        3.82%       6.03%      4.82%      5.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .........................     $255,759     $260,629    $179,968   $235,584   $196,811
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ......................................         0.56%(2)     0.55%(2)    0.55%      0.55%      0.55%
  Net investment income .......................................         1.41%        3.63%       5.83%      4.73%      4.99%

(1) If the investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.

(2) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees; if expense offsets were included, the ratio would not significantly differ.

(3) Amount is less than $0.01.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund's investment objective is total return. The fund is appropriate for investors with a moderate risk tolerance profile who are seeking to maximize current income consistent with preservation of capital by investing in a broadly diversified bond fund. The fund's duration is market neutral, that is, approximately equal to the benchmark index, the Lehman Brothers Aggregate Bond Index. 1

     Investors should note that the fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The fund may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: The fund returned 10.00% compared with a return of 10.26% for the Lehman Brothers Aggregate Bond Index. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: COULD YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET ENVIRONMENT?

A: As the new year began, bond investors benefited from a benign inflation environment and indications that the economy was beginning to recover. Investors were hopeful that a strengthening economy would improve corporate profits leading to higher bond prices in the spread sectors of the market, particularly high yield securities. Then in March, the Israeli-Palestinian conflict spurred a 30% increase in crude oil futures, and the Federal Reserve adjusted its risk outlook from a policy favoring economic weakness to one of balancing weakness and inflation in the economy.

     The bond market was also strong during the second quarter as the stock market approached the lows set after the terrorist attacks in September 2001. The steady drumbeat of CEO resignations and SEC investigations, along with turmoil in the Middle East and the ongoing war against terrorism in Afghanistan and other parts of the world weighed heavily on investors' minds. Against this backdrop, the economy continued to show strength in manufacturing and consumer spending. Interest rates declined across the yield curve, with the largest declines in the intermediate-term sector. Expectations shifted from the belief the Federal Reserve would raise interest rates during the summer to the possibility that it might not raise rates until the end of 2002. Treasuries benefited from the flight to quality despite weakness in the U.S. dollar, as investors' appetite for risk faded. High yield and emerging markets bonds were the worst performing sectors for the quarter giving back strong gains registered in the first quarter.

     In the third quarter, the fixed income market continued to benefit from the downturn in the stock market and the uncertain economic and geopolitical outlook, as the S&P 500 Index 2 posted its largest quarterly loss since the fourth quarter of 1987. Within the fixed income market, quality was the place to be. As a result, Treasuries were the best performing sector for the quarter. Commercial mortgage-backed securities (CMBS) continued their impressive performance, and were the best performing domestic bond sector year-to-date. High yield and emerging markets bonds were the worst performing sectors for the quarter and year-to-date.

     However, at the end of the year, spread product was the place to be--a complete reversal of previous quarters as the stock market rally in October and November and historically wide spreads led investors to temporarily overlook fears of credit risk. Emerging markets and high yield were the best performing sectors for the quarter, while U.S. Treasuries were the worst.


Q: WHAT FACTORS HELPED OR HURT PERFORMANCE?

A: First-quarter performance benefited from the portfolio's exposure to high yield bonds and emerging market debt. Also contributing to performance was an underweight in both the U.S. Treasury and U.S. corporate bond sectors, which exhibited weakness relative to structured products (mortgage-backed securities and asset-backed securities), which are generally more defensive in a rising or perceived rising interest rate environment given their sensitivity to prepayments.

     Our position in the high yield sector detracted the most from performance for the second quarter. The sector had one of its worst months ever in June. The declines were primarily due to the collapse of WorldCom and problems at other companies such as Adelphia Communications and Qwest. While our position in WorldCom hurt performance, we avoided other problems by selling our positions in Qwest and Adelphia before large price declines and avoided many other troubled companies such as Kmart and Ames. It has been a very difficult year for high yield bonds with defaults and rating downgrades running at the highest level since 1990. An overweight position in commercial mortgage-backed securities added to performance relative to

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


the  benchmark.   Performance  also  benefited  from  our  position  in  taxable municipals as spreads continued to tighten, leading to price appreciation.

     As with the second quarter, our position in the high yield sector impaired performance going into the second half of the year. The sector was again the worst performing domestic bond sector. According to a study by Fitch, 40% of all high yield bonds issued between the beginning of 1997 and the end of 1999 had defaulted as of the end of June. Additionally, our typical underweight position in U.S. Treasuries also detracted from performance. U.S. Treasuries were the best performing sector for the quarter, returning 7.40%. The gains were especially strong in long-term maturity sectors as Treasuries continued to benefit from the flight to quality and the need for longer duration securities. On a positive note, our overweight position in high quality commercial mortgage-backed securities continued to add to performance. Another positive was our exposure to both taxable and tax-exempt municipal bonds, which both performed well.

     In the fourth quarter, our position in the emerging markets and high yield sectors were the primary cause of our outperformance relative to our benchmark. Each of these sectors performed well as the stock market rally renewed investors' appetite for risk and spread product. Some specific names in the investment-grade corporate sector also helped performance but our overall underweighting in the sector detracted from our return.


Q: WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

A: We believe U.S. Treasuries could swing from being the best performing sector in 2002 to one of the worst performing areas in 2003 and that high yield may be turning the corner. Although we are seeing only a modest decline in defaults and continuing net downgrades, it appears that the worst of the credit cycle is behind us. We also think investment-grade corporates will perform well in 2003. We continue to emphasize diversification by sector and within sectors, particularly within high yield and investment-grade corporates.

     We do not believe the potential tax change regarding dividends will have a major negative impact on municipal bonds. Commercial mortgage-backed securities and taxable municipal bonds are trading at relatively tight spreads, and we do not anticipate the excellent performance that we saw in 2002 to continue into 2003.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Multi-Sector Fixed           Lehman Brothers
  Date               Income Series          Aggregate Bond Index 1
--------          ------------------        ----------------------

12/31/92             $10,000.00                   $10,000.00
12/31/93             $11,589.80                   $10,975.10
12/31/94             $10,955.40                   $10,655.00
12/30/95             $13,534.10                   $12,623.90
12/29/96             $15,214.80                   $13,082.20
12/31/97             $16,877.70                   $14,345.00
12/31/98             $16,199.90                   $15,591.10
12/31/99             $17,083.90                   $15,462.50
12/31/00             $18,189.60                   $17,260.20
12/29/01             $19,296.90                   $18,717.50
12/31/02             $21,226.20                   $20,638.10

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                              1 YEAR        5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Multi-Sector Fixed Income Series              10.00%         4.69%         7.82%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index 1        10.26%         7.55%         7.51%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/92. Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Lehman Brothers Aggregate Bond Index is an unmanaged commonly used measure of broad bond market total return performance.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                             MOODY'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  -------  ------------

U.S. GOVERNMENT SECURITIES--0.6%
U.S. TREASURY NOTES--0.6%
  U.S. Treasury Notes 4.375%, 8/15/12 ....     Aaa      $ 1,000  $  1,045,273
                                                                 ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $1,054,460) ................................     1,045,273
                                                                 ------------
AGENCY MORTGAGE-BACKED SECURITIES--9.1%
  GNMA 8%, 9/15/06 .......................     AAA            2         2,144
  GNMA 8%, 10/15/06 ......................     Aaa           47        49,872
  GNMA 6.50%, '23-'32 ....................     Aaa       15,408    16,184,480
                                                                 ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $15,505,740) ...............................    16,236,496
                                                                 ------------
AGENCY NON MORTGAGE-BACKED SECURITIES--1.7%
  Fannie Mae 4.375%, 9/15/12 .............     Aaa        3,000     3,008,292
                                                                 ------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $2,985,568) ................................     3,008,292
                                                                 ------------
MUNICIPAL BONDS--13.0%
CALIFORNIA--1.6%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.50%,
    10/1/19 ..............................     Aaa          750       830,895
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 ..............................     Aaa        1,750     1,921,763
                                                                 ------------
                                                                    2,752,658
                                                                 ------------
CONNECTICUT--2.0%
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 6.91%,
    9/1/12 ...............................     Aaa        1,100     1,253,758
  Mashantucket Western Pequot Tribe
    Revenue Taxable Series A 144A 6.57%,
    9/1/13 (b) ...........................     Aaa        2,140     2,375,657
                                                                 ------------
                                                                    3,629,415
                                                                 ------------
FLORIDA--2.1%
  Tampa Solid Waste System Revenue
    Taxable Series A 6.46%, 10/1/09 ......     Aaa        2,250     2,303,775
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 .......     Aaa        1,310     1,426,092
                                                                 ------------
                                                                    3,729,867
                                                                 ------------
ILLINOIS--3.1%
  Chicago Water Revenue 5%, 11/1/31 ......     Aaa        3,500     3,522,680
  Illinois Educational Facilities Authority -
    Loyola University Revenue Taxable
    Series C 7.12%, 7/1/11 ...............     Aaa        1,330     1,570,211
  Metropolitan Pier & Exposition Authority
    McCormick Place Expansion Revenue
    Series A 5%, 12/15/28 ................     Aaa          500       504,630
                                                                 ------------
                                                                    5,597,521
                                                                 ------------
MASSACHUSETTS--0.9%
  Massachusetts Port Authority Revenue
    Taxable Series C 6.35%, 7/1/06 .......     Aa         1,500     1,653,645
                                                                 ------------
NEW JERSEY--1.2%
  New Jersey Economic Development
    Authority Pension Funding Revenue
    Series A 7.425%, 2/15/29 .............     Aaa        1,750     2,161,863
                                                                 ------------


                                             MOODY'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  -------  ------------
SOUTH DAKOTA--0.6%
  Educational Enhancement Funding Corp. ..
    Taxable Series A 6.72%, 6/1/25 .......     Aa       $ 1,000  $  1,003,530
                                                                 ------------
TEXAS--1.5%
  Frisco Independent School District 5.125%,
    8/15/30 ..............................     Aaa        1,000     1,020,390
  Texas State University System Revenue
    Taxable 6.16%, 3/15/06 ...............     Aaa        1,495     1,640,553
                                                                 ------------
                                                                    2,660,943
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $21,596,736) ...............................    23,189,442
                                                                 ------------
ASSET-BACKED SECURITIES--2.1%
  Arc Net Interest Margin Trust 02-9A, A
    7.75%, 12/27/32 ......................     Baa          968       959,503
  Litigation Settlement Monetized Fee Trust
    02-5A, A 144A 6%, 10/25/10 (b) .......     Aa           834       807,299
  Pass-Through Amortizing Credit Card Trust
    02-1A, A4FX 8.721%, 6/18/12 ..........     Baa          831       843,524
  Prudential Holdings LLC Series FSA 144A
    7.245%, 12/18/23 (b) .................     Aaa        1,000     1,146,046
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $3,612,882) ................................     3,756,372
                                                                 ------------
CORPORATE BONDS--29.2%
AIRLINES--2.7%
  America West Airlines, Inc. 00-G 8.057%,
    7/2/20 ...............................     Aaa        1,139     1,204,370
  Continental Airlines, Inc. 01-1 6.703%,
    6/15/21 ..............................     Baa        1,397     1,212,990
  Northwest Airlines Corp. 00-1 8.072%,
    10/1/19 ..............................     Aaa          984     1,065,212
  US Airways Group, Inc. 98-1 Pass-Through
    Trust 6.85%, 1/30/18 .................     Baa        1,592     1,254,331
                                                                 ------------
                                                                    4,736,903
                                                                 ------------
AUTO PARTS & EQUIPMENT--0.9%
  Collins & Aikman Products 11.50%,
    4/15/06 ..............................     B          1,000       845,000
  Collins & Aikman Products 10.75%,
    12/31/11 .............................     B            875       826,875
                                                                 ------------
                                                                    1,671,875
                                                                 ------------
BROADCASTING & CABLE TV--1.5%
  Comcast Cable Communications, Inc. .....
    6.75%, 1/30/11 .......................     Baa        1,000     1,040,485
  Cox Communications, Inc. 7.125%,
    10/1/12 ..............................     Baa          500       555,367
  Insight Communications Co., Inc. 0%,
    2/15/11 (d) ..........................     Caa          600       333,750
  USA Interactive 144A 7%, 1/15/13 (b) ...     Baa          750       775,518
                                                                 ------------
                                                                    2,705,120
                                                                 ------------
BUILDING PRODUCTS--0.6%
  American Standard Co. 7.375%, 2/1/08 ...     Ba         1,000     1,050,000
                                                                 ------------
CASINOS & GAMING--1.4%
  Hollywood Casino Corp. 11.25%, 5/1/07 ..     B          1,000     1,085,000
  MGM Mirage, Inc. 8.50%, 9/15/10 ........     Ba           800       884,000
  Mohegan Tribal Gaming Authority 8.125%,
    1/1/06 ...............................     Ba           560       592,200
                                                                 ------------
                                                                    2,561,200
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                             MOODY'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)       VALUE
                                           -----------  -------  ------------
CONSUMER FINANCE--1.2%
  Ford Motor Credit Corp. 7.25%, 10/25/11      A        $   875  $    850,216
  General Motors Acceptance Corp. 6.875%,
    9/15/11 ..............................     A            500       498,630
  Household Finance Corp. 6.75%, 5/15/11 .     A            750       799,642
                                                                 ------------
                                                                    2,148,488
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--4.4%
  BNP U.S. Funding LLC 144A 7.738%,
    12/31/49 (b),(d) .....................     A          1,500     1,706,255
  Erac USA Finance Co. 144A 7.35%,
    6/15/08 (b) ..........................     Baa        1,000     1,125,200
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 ..........................     Aaa        1,750     1,889,431
  Janus Capital Group, Inc. 7.75%, 6/15/09     Baa        1,000     1,054,600
  Pemex Project Funding Master Trust
    9.125%, 10/13/10 .....................     Baa        1,000     1,145,000
  TIAA Global Markets 144A 4.125%,
    11/15/07 (b) .........................     Aaa          850       871,845
                                                                 ------------
                                                                    7,792,331
                                                                 ------------
ENVIRONMENTAL SERVICES--0.6%
  Allied Waste Industries 7.40%, 9/15/35 .     Ba           750       600,000
  Allied Waste North America Series B
    7.875%, 1/1/09 .......................     Ba           500       495,000
                                                                 ------------
                                                                    1,095,000
                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.3%
  Terra Industries, Inc. Series B 10.50%,
    6/15/05 ..............................     Caa          515       468,650
                                                                 ------------
FOOD DISTRIBUTORS--0.1%
  Fleming Cos., Inc. Series D 10.625%,
    7/31/07 ..............................     B            300       196,500
                                                                 ------------
GAS UTILITIES--0.6%
  Amerigas Partners/Eagle Finance Series B
    8.875%, 5/20/11 ......................     Ba         1,000     1,045,000
                                                                 ------------
HEALTH CARE DISTRIBUTORS & SERVICES--0.6%
  AmerisourceBergen Corp. 8.125%, 9/1/08 .     Ba         1,000     1,070,000
                                                                 ------------
HEALTH CARE FACILITIES--1.4%
  HCA, Inc. 6.30%, 10/1/12 ...............     Ba           900       907,687
  Service Corp. Intl. 6%, 12/15/05 .......     B          1,000       945,000
  Tenet Healthcare Corp. 6.375%, 12/1/11 .     Baa          750       675,000
                                                                 ------------
                                                                    2,527,687
                                                                 ------------
HOMEBUILDING--1.1%
  Ryland Group, Inc. (The) 8%, 8/15/06 ...     Ba         1,000     1,035,000
  WCI Communities, Inc. 9.125%, 5/1/12 ...     B          1,000       905,000
                                                                 ------------
                                                                    1,940,000
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--0.6%
  Park Place Entertainment Corp. 7%,
    7/15/04 ..............................     Ba         1,000     1,011,658
                                                                 ------------
INTEGRATED OIL & GAS--0.6%
  Motiva Enterprises LLC 144A 5.20%,
    9/15/12 (b) ..........................     A          1,000     1,008,700
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.0%
  Sprint Capital Corp. 7.625%, 1/30/11 ...     Baa        1,000       950,000
  Sprint Capital Corp. 8.375%, 3/15/12 ...     Baa        1,000       995,000
  Verizon Global Funding Corp. 7.25%,
    12/1/10 ..............................     A          1,000     1,136,532
  Verizon Global Funding Corp. 6.875%,
    6/15/12 ..............................     A            500       557,653
                                                                 ------------
                                                                    3,639,185
                                                                 ------------


                                             MOODY'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)      VALUE
                                           -----------  -------  -----------
LEISURE FACILITIES--0.2%
  Bally Total Fitness Holding Corp. Series D
    9.875%, 10/15/07 .....................     B        $   425  $    371,875
                                                                 ------------
METAL & GLASS CONTAINERS--0.7%
  Ball Corp. 144A 6.875%, 12/15/12 (b) ...     Ba         1,250     1,262,500
                                                                 ------------
OIL & GAS DRILLING--0.6%
  Transocean, Inc. 6.75%, 4/15/05 ........     Baa        1,000     1,080,512
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--2.9%
  Andarko Petroleum Corp. 5%, 10/1/12 ....     Baa        1,250     1,265,267
  Chesapeake Energy Corp. 8.375%, 11/1/08      B          1,500     1,560,000
  Magnum Hunter Resources, Inc. 9.60%,
    3/15/12 ..............................     B          1,045     1,115,538
  Pioneer Natural Resource Co. 7.50%,
    4/15/12 ..............................     Ba         1,200     1,300,171
                                                                 ------------
                                                                    5,240,976
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
  Valero Energy Corp. 6.875%, 4/15/12 ....     Baa          750       781,056
                                                                 ------------
PACKAGED FOODS & MEATS--0.3%
  Del Monte Corp. 144A 8.625%, 12/15/12 (b)    B            550       563,750
                                                                 ------------
PAPER PACKAGING--0.6%
  Smurfit-Stone Container Corp. 144A 8.25%,
    10/1/12 (b) ..........................     B          1,000     1,025,000
                                                                 ------------
PUBLISHING & PRINTING--0.9%
  Dex Media East LLC 144A 12.125%,
    11/15/12 (b) .........................     B            500       556,250
  Reed Elsevier Capital 6.75%, 8/1/11 ....     A          1,000     1,128,648
                                                                 ------------
                                                                    1,684,898
                                                                 ------------
SPECIALTY STORES--1.2%
  Autonation, Inc. 9%, 8/1/08 ............     Ba         1,000     1,015,000
  Hollywood Entertainment 9.625%, 3/15/11      B          1,025     1,050,625
                                                                 ------------
                                                                    2,065,625
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
  AT&T Wireless Services, Inc. 7.35%, 3/1/06   Baa        1,500     1,515,000
                                                                 ------------
TOTAL CORPORATE BONDS
  (Identified cost $50,521,986) ...............................    52,259,489
                                                                 ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--13 9%
  Bank of America Mortgage Securities 99-7,
    A24 6.50%, 7/25/29 ...................     AAA(c)     2,000     2,056,343
  Commercial Resecuritization Trust 01-ABC2,
    A1 7.17%, 2/21/08 ....................     Aaa        1,750     1,935,937
  CS First Boston Mortgage Securities Corp.
    97-1R, 1M4 7.387%, 2/28/22 (d) .......     Baa          726       727,398
  First Chicago/Lennar Trust 97-CHL1, D
    7.999%, 5/29/08 (d) ..................     BB(c)      1,000     1,016,094
  GMAC Commercial Mortgage Securities, Inc.
    97-C2, A3 6.566%, 11/15/07 ...........     Aaa        1,000     1,101,190
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    9/15/09 ..............................     Aaa        2,100     2,457,906
  Morgan Stanley Capital I 98-W F2, C 6.77%,
    7/15/30 ..............................     AA(c)      1,700     1,934,634
  Mortgage Capital Funding, Inc. 98-MC2, B
    6.549%, 5/18/08 ......................     Aa         2,500     2,799,219
  Norwest Asset Securities Corp. 99-5, B3
    6.25%, 3/25/14 .......................     AA(c)      1,296     1,340,300
  Norwest Asset Securities Corp. 99-10, B3
    6.25%, 4/25/14 .......................     AA(c)        746       766,477
  Norwest Asset Securities Corp. 97-7, B1
    7%, 5/25/27 ..........................     Aaa        1,493     1,495,822
  Paine Webber Mortgage Acceptance Corp. .
    00-1, M 7.75%, 9/25/30 ...............     AA(c)      1,254     1,251,725

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                             MOODY'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)      VALUE
                                           -----------  -------  ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Residential Funding Mortgage Securities I
    94-S7, M3 6.50%, 3/25/24 .............     Baa      $ 2,353  $  2,430,762
  Securitized Asset Sales, Inc. 95-6, B3 7%,
    12/25/10 .............................     Aa           670       680,559
  Structured Asset Securities Corp. 00-C2, L
    3.17%, 3/20/03 (d) ...................     AAA(c)       708       708,457
  Summit Mortgage Trust 00-1, B3 6.124%,
    12/28/12 (d) .........................     A(c)       1,115     1,144,185
  Vanderbilt Mortgage Finance 02-C A4
    6.57%, 8/7/24 ........................     Aaa        1,000     1,018,520
                                                                 ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $23,030,463) ...............................    24,865,528
                                                                 ------------
FOREIGN GOVERNMENT SECURITIES--21.4%
BRAZIL--2.8%
  Federal Republic of Brazil C Bond 8%,
    4/15/14 ..............................     B          7,696     5,098,807
                                                                 ------------
BULGARIA--0.9%
  Republic of Bulgaria 144A 8.25%,
    1/15/15 (b) ..........................     B          1,246     1,365,927
  Republic of Bulgaria RegS 8.25%,
    1/15/15 ..............................     BB(c)        254       278,448
                                                                 ------------
                                                                    1,644,375
                                                                 ------------
COLOMBIA--1.7%
  Republic of Colombia 10%, 1/23/12 ......     Ba         2,000     2,025,000
  Republic of Colombia 11.75%, 2/25/20 ...     Ba         1,000     1,075,000
                                                                 ------------
                                                                    3,100,000
                                                                 ------------
EL SALVADOR--0.6%
  Republic of El Salvador 144A 8.50%,
    7/25/11 (b) ..........................     Baa        1,000     1,075,000
                                                                 ------------
JAMAICA--0.5%
  Government of Jamaica 10.625%, 6/20/17 .     Ba           850       867,000
                                                                 ------------
MEXICO--1.8%
  United Mexican States 7.50%, 1/14/12 ...     Baa        3,000     3,213,750
                                                                 ------------
NORWAY--1.1%
  Norway T-Bill Series SS75 0%, 3/19/03 ..     Aa        14,000(k)  1,995,800
                                                                 ------------
PANAMA--1.2%
  Republic of Panama 8.25%, 4/22/08 ......     Ba         1,000     1,040,000
  Republic of Panama 9.625%, 2/8/11 ......     Ba         1,000     1,095,000
                                                                 ------------
                                                                    2,135,000
                                                                 ------------
PERU--0.6%
  Republic of Peru 9.125%, 1/15/08 .......     Ba         1,000     1,012,500
                                                                 ------------
PHILIPPINES--0.6%
  Republic of the Philippines 9.875%,
    1/15/19 ..............................     Ba         1,000       992,500
                                                                 ------------
POLAND--0.6%
  Government of Poland Series 1003 12%,
    10/12/03 .............................     A(c)       4,000(h)  1,092,705
                                                                 ------------
RUSSIA--4.0%
  Russian Federation RegS 5%, 3/31/30 (d)      Ba         9,000     7,166,250
                                                                 ------------
SOUTH AFRICA--2.3%
  Republic of South Africa Series R 150 12%,
    2/28/05 ..............................     A         10,000(f)  1,186,815
  Republic of South Africa Series R153 13%,
    8/31/10 ..............................     A         10,000(f)  1,301,126
  Republic of South Africa 7.375%, 4/25/12     Baa        1,500     1,631,250
                                                                 ------------
                                                                    4,119,191
                                                                 ------------


                                             MOODY'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)      VALUE
                                           -----------  -------  ------------
TURKEY--0.6%
  Republic of Turkey 11.50%, 1/23/12 .....     B        $ 1,000  $  1,025,000
                                                                 -----------
UKRAINE--1.6%
Government of Ukraine Regs 11%, 3/15/07 ..     B          2,730     2,811,900
                                                                 ------------
VENEZUELA--0.3%
  Republic of Venezuela DCB Series DL
    2.875%, 12/18/07 (d) .................     B            595       459,067
                                                                 ------------
VIETNAM--0.2%
  Socialist Republic of Vietnam 4%,
    3/14/16 (d) ..........................     BB(c)        500       425,000
                                                                 ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $35,556,006) ...............................    38,233,845
                                                                 ------------
FOREIGN CORPORATE BONDS--4.8%
CANADA--1.0%
  Rogers Cable, Inc. 7.875%, 5/1/12 ......     Baa        1,000       990,044
  Tembec Industries, Inc. 7.75%, 3/15/12 .     Ba           750       731,250
                                                                 ------------
                                                                    1,721,294
                                                                 ------------
IRELAND--0.5%
  Clondalkin Industries plc 10.625%, 1/15/10   B            750(g)    853,909
                                                                 ------------
MALAYSIA--0.8%
  Petronas Capital Ltd. 144A 7%, 5/22/12 (b)   Baa        1,250     1,376,562
                                                                 ------------
MEXICO--0.6%
  Grupo Transportacion Ferroviaria Mexicana
    SA de CV 11.75%, 6/15/09 (d) .........     B          1,100     1,080,750
                                                                 ------------
NETHERLANDS--1.4%
  Deutsche Telekom International Finance DT
    8.50%, 6/15/10 (d) ...................     Baa        1,000     1,151,734
  Deutsche Telekom International Finance DT
    8.75%, 6/15/30 (d) ...................     Baa        1,000     1,155,151
  Kazkommerts International BV RegS
    10.125%, 5/8/07 ......................     Baa          250       268,438
                                                                 ------------
                                                                    2,575,323
                                                                 ------------
RUSSIA--0.3%
  Tyumen Oil 144A 11%, 11/6/07 (b) .......     Ba           500       515,625
                                                                 ------------
UNITED KINGDOM--0.2%
  Xerox Capital Europe plc 5.875%, 5/15/04     B            500       480,000
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $8,230,402) ................................     8,603,463
                                                                 ------------
CREDIT LINKED NOTES--0.5%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
  STEERS Credit Linked Trust 2001,
    Series SLR-2 Repackaged Selectron
    Corp. 0%, 5/20/03 (d),(i) ............     NR         1,000       985,000

TOTAL CREDIT LINKED NOTES
  (Identified cost $1,000,000) ................................       985,000
                                                                 ------------
LOAN PARTICIPATIONS--0.5%
BROADCASTING & CABLE TV--0.5%
  United Pan-Europe Communications
    7.30%, 3/31/09 (d) ...................     B          1,500       960,000
                                                                 ------------
TOTAL LOAN PARTICIPATIONS
  (Identified cost $1,147,794) ................................       960,000
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                                        SHARES      VALUE
                                                        -------  ------------
COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
  AT&T Latin America Corp. Class A (e) ..............    64,050  $     13,451
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $281,820) ..................................        13,451
                                                                 ------------
WARRANTS--0.0%
WIRELESS TELECOMMUNICATION SERVICES--0.0%
  Leap Wireless International, Inc. 144A
    Warrants (b),(e) ................................     1,500             0
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT--0.0%
  Loral Space & Communications, Inc.
    Warrants (e),(i),(j) ............................     1,000             0
                                                                 ------------
TOTAL WARRANTS
  (Identified cost $7,500) ....................................             0
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--96.8%
(Identified cost $164,531,357) ................................   173,156,651
                                                                 ------------


                                             MOODY'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)      VALUE
                                           -----------  -------  ------------
SHORT-TERM OBLIGATIONS--0.8%
COMMERCIAL PAPER--0.8%
  Corporate Asset Funding Co. 1.25%,
    1/2/03 ...............................     A-1+     $ 1,525  $  1,524,947
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,524,947) ................................     1,524,947
                                                                 ------------
TOTAL INVESTMENTS--97.6%
  (Identified cost $166,056,304) ..............................   174,681,598(a)
  Other assets and liabilities, net--2.4% .....................     4,308,689
                                                                 ------------
NET ASSETS--100.0% ............................................  $178,990,287
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,998,932 and gross depreciation of $1,339,671 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $166,022,337.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $17,557,134 or 9.8% of net assets.

(c) As rated by Standard & Poor's or Fitch.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect. (e) Non-income producing.

(f) Par value represents South African Rand.

(g) Par value represents Euro.

(h) Par value represents Polish Zloty.

(i) Illiquid. At December 31, 2002, these securities amounted to $985,000 or 0.6% of net assets.

(j) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2002, this security, which is included in illiquid securities above, amounted to a value of $0 or 0% of net assets.

(k) Par value represents Norwegian Krone.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $166,056,304) ...........................................      $174,681,598
Cash ....................................................................................................         2,158,484
Receivables
  Interest and dividends ................................................................................         3,765,499
  Fund shares sold ......................................................................................           124,856
Prepaid expenses ........................................................................................             2,428
                                                                                                               ------------
    Total assets ........................................................................................       180,732,865
                                                                                                               ------------
LIABILITIES
Payables
  Investment securities purchased .......................................................................         1,180,557
  Fund shares repurchased ...............................................................................           376,431
  Investment advisory fee ...............................................................................            75,705
  Financial agent fee ...................................................................................            15,307
  Trustees' fee .........................................................................................             2,032
Accrued expenses ........................................................................................            92,546
                                                                                                               ------------
    Total liabilities ...................................................................................         1,742,578
                                                                                                               ------------
NET ASSETS ..............................................................................................      $178,990,287
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................      $204,516,306
  Undistributed net investment income ...................................................................         1,160,487
  Accumulated net realized loss .........................................................................       (35,338,244)
  Net unrealized appreciation ...........................................................................         8,651,738
                                                                                                               ------------
NET ASSETS ..............................................................................................      $178,990,287
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................        20,441,554
                                                                                                               ============
Net asset value and offering price per share ............................................................             $8.76
                                                                                                                      =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Interest .................................................................................................    $13,539,168
  Dividends ................................................................................................         13,876
                                                                                                                -----------
  Total investment income ..................................................................................     13,553,044
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................        875,428
  Financial agent fee ......................................................................................        185,084
  Professional .............................................................................................         45,388
  Printing .................................................................................................         43,096
  Custodian ................................................................................................         41,052
  Trustees .................................................................................................          4,619
  Miscellaneous ............................................................................................         19,271
                                                                                                                -----------
    Total expenses .........................................................................................      1,213,938
    Custodian fees paid indirectly                                                                                   (3,490)
                                                                                                                -----------
    Net expenses ...........................................................................................      1,210,448
                                                                                                                -----------
NET INVESTMENT INCOME ......................................................................................     12,342,596
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................................................................     (6,410,950)
  Net realized loss on foreign currency transactions .......................................................        (32,533)
  Net change in unrealized appreciation (depreciation) on investments ......................................     10,788,126
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions         21,473
                                                                                                                -----------
NET GAIN ON INVESTMENTS ....................................................................................      4,366,116
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $16,708,712
                                                                                                                ===========

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


STATEMENT OF CHANGES IN NET ASSETS


                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/02        12/31/01
                                                                                                ------------   ------------
FROM OPERATIONS
  Net investment income (loss) .........................................................        $ 12,342,596   $ 13,525,541
  Net realized gain (loss) .............................................................          (6,443,483)    (5,676,289)
  Net change in unrealized appreciation (depreciation) .................................          10,809,599      1,870,045
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................          16,708,712      9,719,297
                                                                                                ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ................................................................         (12,522,750)   (13,336,322)
                                                                                                ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............................         (12,522,750)   (13,336,322)
                                                                                                ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,747,814 and 4,560,206 shares, respectively) .........          49,403,636     40,237,530
  Net asset value of shares issued from reinvestment of distributions
  (1,471,035 and 1,546,724 shares, respectively) .......................................          12,522,750     13,336,322
  Cost of shares repurchased (6,328,421 and 4,859,933 shares, respectively) ............         (54,351,251)   (42,828,727)
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................           7,575,135     10,745,125
                                                                                                ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ................................................          11,761,097      7,128,100
NET ASSETS
  Beginning of period ..................................................................         167,229,190    160,101,090
                                                                                                ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,160,486 AND
    $1,325,991, RESPECTIVELY) ..........................................................        $178,990,287   $167,229,190
                                                                                                ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                         YEAR ENDED DECEMBER 31,
                                                                            -----------------------------------------------
                                                                             2002      2001(4)    2000      1999      1998
                                                                            ------     -------   ------    ------    ------
Net asset value, beginning of period ....................................   $ 8.55     $ 8.75    $ 8.92    $ 9.18    $10.38
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........................................     0.61       0.72(3)   0.75      0.73      0.77
  Net realized and unrealized gain (loss) ...............................     0.22      (0.21)    (0.19)    (0.24)    (1.17)
                                                                            ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ....................................     0.83       0.51      0.56      0.49     (0.40)
                                                                            ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................    (0.62)     (0.71)    (0.73)    (0.75)    (0.74)
  Distributions from net realized gains .................................       --         --        --        --     (0.06)
                                                                            ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS .................................................    (0.62)     (0.71)    (0.73)    (0.75)    (0.80)
                                                                            ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ...............................................     0.21      (0.20)    (0.17)    (0.26)    (1.20)
                                                                            ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ..........................................   $ 8.76     $ 8.55    $ 8.75    $ 8.92    $ 9.18
                                                                            ======     ======    ======    ======    ======
Total return ............................................................    10.00%      6.09%     6.47%     5.46%    (4.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................................... $178,990   $167,229  $160,101  $172,836  $187,363
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ................................................     0.69%(2)   0.65%(2)  0.65%     0.65%     0.64%
  Net investment income .................................................     7.05%      8.14%     8.45%     7.79%     7.61%
Portfolio turnover ......................................................      168%       188%      148%      125%      160%

(1) If the investment  adviser had not waived fees and reimbursed  expenses,  the ratio of operating  expenses to average net assets would have been 0.71%, 0.69% and 0.71% for the periods ended December 31, 2001, 2000 and 1999, respectively.

(2) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees;  if expense offsets were included, the ratio would not significantly differ.

(3) Computed using average shares outstanding.

(4) As required,  effective  January 1, 2001,  the Fund has adopted the  provisions of AICPA Audit and  Accounting  Guide for
    Investment  Companies and began amortizing  premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%.  There was no effect to net  investment  income per share and net realized and unrealized  gain (loss) per share.  Per share ratios and  supplemental  data for prior  periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE INVESTMENT OBJECTIVE?

A: The fund's investment objective is long-term capital appreciation.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: The fund returned -21.93% for the year compared with a return of -15.52% for the Russell 1000 Value Index 1 and -22.10% for the S&P 500 Index. 2 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: PLEASE PROVIDE US WITH YOUR PERSPECTIVE ON THE PERFORMANCE OF THE EQUITY MARKETS IN 2002.

A: The market decline in 2002 was the third consecutive down year for the market--an event not seen since the depression era of 1939-1941. The returns of the S&P 500 Index, of growth indexes, of value indexes, of large-cap stocks and of small-cap stocks were all worse than in 2001. It was truly a year where there was nowhere to hide in the stock market.

     Although there are multiple factors, we believe one very important factor was the magnitude of corporate malfeasance in the telecommunications and energy industries that we believe caught rating agencies off guard. This caused the agencies to become what we believe was overly cautious about all companies. As a result, corporate bond yields rose and had the effect of raising borrowing costs when the economy really needed lower borrowing costs. Investment spending that we would expect to see at the beginning of a recovery was put off. Additionally, the fear of further negative corporate surprises kept valuations lower than we believe they would normally have been in this interest rate environment.


Q: WHAT FACTORS ADDED TO OR DETRACTED FROM PERFORMANCE?

A: The fund underperformed the benchmark for the quarter due to an underweighted position in the information technology and telecommunication services sectors. These were the two best performing areas after being among the worst sectors for much of 2002. We took advantage of the rally in October and November to take profits in some of our positions. We were also underweight in materials, which was the third best performing sector for the quarter.

     Individual  stocks  rather than sector  weighting  contributed  the most to
performance.   The  top  performing  names  included   Verizon   Communications,
Halliburton, Citigroup, UST, and Diebold.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We have maintained our underweighting in the information technology and telecommunications sectors because valuations remain high, in our opinion, relative to earnings prospects due to overcapacity. We will take advantage of opportunities as they arise but await clear signs of a recovery in sales momentum before significantly increasing our commitment to technology overall.

     As many of the macroeconomic data points have alluded to, inflation is benign and productivity is high at this point in the economic cycle. Companies that have the ability to grow their customer bases, retain good talent, and raise prices should do well in this type of slowly recovering economy.

     As a result, our stock selection has focused on companies that have strong balance sheets, monopolistic characteristics, and reasonable valuations. In addition, dividend yield will play an increasing role because it can provide the portfolio downside protection with the ability to outperform the overall market.

1 The Russell 1000 Value Index measures the total return performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

  Date    Value Equity Series   Russell 1000 Value Index 1     S&P 500 Index 2
--------  -------------------   --------------------------     ---------------
  3/2/98       $10,000.00                  $10,000.00             $10,000.00
12/31/98       $11,079.20                  $10,965.50             $11,895.30
12/31/99       $13,774.80                  $11,771.30             $14,409.40
12/29/00       $18,205.20                  $12,596.90             $13,085.60
12/31/01       $14,935.30                  $11,892.80             $11,531.70
12/31/02       $11,659.70                  $10,046.60             $8,983.13


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                                            1 YEAR      12/31/02
--------------------------------------------------------------------------------
Value Equity Series                                      (21.93)%       3.23%
--------------------------------------------------------------------------------
Russell 1000 Value Index 1                                 (15.52)%       0.10%
--------------------------------------------------------------------------------
S&P 500 Index 2                                            (22.10)%      (2.19)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 1000 Value Index measures the total return performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                        SHARES      VALUE
                                                        -------  -----------
COMMON STOCKS--96.9%
AEROSPACE & DEFENSE--9.2%
  Boeing Co. (The) ..................................    32,600  $ 1,075,474
  General Dynamics Corp. ............................    19,000    1,508,030
  Honeywell International, Inc. .....................    74,200    1,780,800
  L-3 Communications Holdings, Inc. (b) .............    28,300    1,270,953
  Raytheon Co. ......................................    21,000      645,750
  United Technologies Corp. .........................     5,000      309,700
                                                                 -----------
                                                                   6,590,707
                                                                 -----------
ALUMINUM--0.7%
  Alcoa, Inc. .......................................    21,000      478,380
                                                                 -----------
BANKS--13.1%
  Bank of America Corp. .............................    24,600    1,711,422
  Bank One Corp. ....................................    38,900    1,421,795
  Compass Bancshares, Inc. ..........................    15,200      475,304
  Cullen/Frost Bankers, Inc. ........................    37,900    1,239,330
  Popular, Inc. .....................................    32,000    1,081,600
  U.S. Bancorp ......................................    63,400    1,345,348
  Union Planters Corp. ..............................    18,400      517,776
  Washington Mutual, Inc. ...........................     7,000      241,710
  Wells Fargo & Co. .................................    29,500    1,382,665
                                                                 -----------
                                                                   9,416,950
                                                                 -----------
BROADCASTING & CABLE TV--1.1%
  Comcast Corp. Class A (b) .........................    36,400      822,276
                                                                 -----------
COMMODITY CHEMICALS--0.7%
  Lyondell Chemical Co. .............................    37,000      467,680
                                                                 -----------
COMPUTER & ELECTRONICS RETAIL--0.9%
  Circuit City Stores Inc. ..........................    85,300      632,926
                                                                 -----------
COMPUTER HARDWARE--0.2%
  International Business Machines Corp. .............     1,800      139,500
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.4%
  Caterpillar, Inc. .................................     5,500      251,460
                                                                 -----------
DIVERSIFIED CHEMICALS--2.1%
  Dow Chemical Co. (The) ............................    50,000    1,485,000
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--1.3%
  Cendant Corp. (b) .................................    88,000      922,240
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES--7.4%
  Citigroup, Inc. ...................................    19,300      679,167
  Freddie Mac .......................................    24,500    1,446,725
  J.P. Morgan Chase & Co. ...........................    63,000    1,512,000
  Lehman Brothers Holdings, Inc. ....................    11,000      586,190
  Merrill Lynch & Co., Inc. .........................    28,500    1,081,575
                                                                 -----------
                                                                   5,305,657
                                                                 -----------
DRUG RETAIL--0.6%
  CVS Corp. .........................................    17,000      424,490
                                                                 -----------
ELECTRIC UTILITIES--3.3%
  Dominion Resources, Inc. ..........................    33,200    1,822,680
  Hawaiian Electric Industries, Inc. ................    13,000      571,740
                                                                 -----------
                                                                   2,394,420
                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.4%
Diebold, Inc. .......................................    41,800    1,722,996
                                                                 -----------
GAS UTILITIES--2.5%
  NiSource, Inc. ....................................    89,800    1,796,000
                                                                 -----------
HOUSEHOLD PRODUCTS--0.4%
  Procter & Gamble Co. (The) ........................     3,200      275,008
                                                                 -----------


                                                        SHARES      VALUE
                                                        -------  -----------
INDUSTRIAL CONGLOMERATES--1.3%
  Tyco International Ltd. ...........................    52,700  $   900,116
                                                                 -----------
INTEGRATED OIL & GAS--2.3%
  ChevronTexaco Corp. ...............................     7,000      465,360
  Exxon Mobil Corp. .................................    33,100    1,156,514
                                                                 -----------
                                                                   1,621,874
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.0%
  Qwest Communications International, Inc. (b) ......   134,700      673,500
  Verizon Communications, Inc. ......................    37,600    1,457,000
                                                                 -----------
                                                                   2,130,500
                                                                 -----------
LIFE & HEALTH INSURANCE--4.5%
  MetLife, Inc. .....................................    61,000    1,649,440
  UnumProvident Corp. ...............................    91,100    1,597,894
                                                                 -----------
                                                                   3,247,334
                                                                 -----------
MOVIES & ENTERTAINMENT--4.3%
  AOL Time Warner, Inc. (b) .........................   108,800    1,425,280
  Viacom, Inc. Class B (b) ..........................    41,400    1,687,464
                                                                 -----------
                                                                   3,112,744
                                                                 -----------
MULTI-LINE INSURANCE--1.3%
  American International Group, Inc. ................    16,300      942,955
                                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER--2.2%
  Duke Energy Corp. .................................    49,000      957,460
  El Paso Corp. .....................................    85,000      591,600
                                                                 -----------
                                                                   1,549,060
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--1.9%
  Halliburton Co. ...................................    71,600    1,339,636
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--4.3%
  Anadarko Petroleum Corp. ..........................    26,900    1,288,510
  Apache Corp. ......................................    12,600      718,074
  Kerr-McGee Corp. ..................................    24,900    1,103,070
                                                                 -----------
                                                                   3,109,654
                                                                 -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.1%
  Valero Energy Corp. ...............................    22,000      812,680
                                                                 -----------
PACKAGED FOODS & MEATS--1.2%
  Kraft Foods, Inc. Class A .........................    23,000      895,390
                                                                 -----------
PAPER PRODUCTS--1.1%
  International Paper Co. ...........................    22,000      769,340
                                                                 -----------
PHARMACEUTICALS--6.7%
  Bristol-Myers Squibb Co. ..........................    68,900    1,595,035
  Mylan Laboratories, Inc. ..........................    50,100    1,748,490
  Schering-Plough Corp. .............................    38,600      856,920
  Wyeth .............................................    16,100      602,140
                                                                 -----------
                                                                   4,802,585
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--3.3%
  Allstate Corp. (The) ..............................    37,400    1,383,426
  AMBAC Financial Group, Inc. .......................    17,600      989,824
                                                                 -----------
                                                                   2,373,250
                                                                 -----------
PUBLISHING & PRINTING--4.7%
  Gannett Co., Inc. .................................    21,000    1,507,800
  Knight-Ridder, Inc. ...............................    30,000    1,897,500
                                                                 -----------
                                                                   3,405,300
                                                                 -----------
RAILROADS--1.3%
  Union Pacific Corp. ...............................    16,000      957,920
                                                                 -----------

                        See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES


                                                        SHARES      VALUE
                                                        -------  -----------
REITS--0.7%
  iStar Financial, Inc. .............................    18,000  $   504,900
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT--1.1%
  Harris Corp. ......................................    31,000      815,300
                                                                 -----------
TOBACCO--4.3%
  Philip Morris Cos., Inc. ..........................    23,000      932,190
  UST, Inc. .........................................    63,900    2,136,177
                                                                 -----------
                                                                   3,068,367
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $69,801,118) ...............................   69,484,595
                                                                 -----------
FOREIGN COMMON STOCKS--1.0%
GOLD--0.3%
  Barrick Gold Corp. (Canada) .......................    12,700      195,707
                                                                 -----------
OIL & GAS DRILLING--0.7%
  Nabors Industries Ltd. (Barbados) (b) .............    14,500      511,416
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $748,032) ..................................      707,123
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--97.9%
  (Identified cost $70,549,150) ...............................   70,191,718
                                                                 -----------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)      VALUE
                                           -----------  -------  -----------
SHORT-TERM OBLIGATIONS--3.1%
COMMERCIAL PAPER--3.1%
  Emerson Electric Co. 1.25%, 1/2/03 .....     A-1      $ 2,215  $ 2,214,923
                                                                 -----------
  TOTAL SHORT-TERM OBLIGATIONS
    (Identified cost $2,214,923) ..............................    2,214,923
                                                                 -----------
TOTAL INVESTMENTS--101.0%
  (Identified cost $72,764,073) ...............................   72,406,641(a)
  Other assets and liabilities, net--(1.0)% ...................     (722,700)
                                                                 -----------
NET ASSETS--100.0% ............................................  $71,683,941
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,742,128 and gross depreciation of $4,602,310 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $74,266,823.

(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $72,764,073) ...................     $ 72,406,641
Cash ...........................................................................            1,580
Receivables
  Dividends and interest .......................................................          121,673
  Fund shares sold .............................................................          114,070
Prepaid expenses ...............................................................            1,178
                                                                                     ------------
    Total assets ...............................................................       72,645,142
                                                                                     ------------
LIABILITIES
Payables
  Investment securities purchased ..............................................          722,379
  Fund shares repurchased ......................................................          116,706
  Investment advisory fee ......................................................           32,315
  Financial agent fee ..........................................................            8,090
  Trustees' fee ................................................................            2,484
Accrued expenses ...............................................................           79,227
                                                                                     ------------
    Total liabilities ..........................................................          961,201
                                                                                     ------------
NET ASSETS .....................................................................     $ 71,683,941
                                                                                     ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................     $ 98,316,995
  Undistributed net investment income ..........................................          160,575
  Accumulated net realized loss ................................................      (26,436,197)
  Net unrealized depreciation ..................................................         (357,432)
                                                                                     ------------
NET ASSETS .....................................................................     $ 71,683,941
                                                                                     ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        7,471,173
                                                                                     ============
Net asset value and offering price per share ...................................            $9.59
                                                                                            =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................     $  1,500,046
  Interest .....................................................................           32,627
  Foreign taxes withheld .......................................................           (1,631)
                                                                                     ------------
    Total investment income ....................................................        1,531,042
                                                                                     ------------
EXPENSES
  Investment advisory fee ......................................................          567,493
  Financial agent fee ..........................................................          108,223
  Printing .....................................................................           61,657
  Professional .................................................................           43,393
  Custodian ....................................................................           26,337
  Trustees .....................................................................            5,072
  Miscellaneous ................................................................            7,786
                                                                                     ------------
    Total expenses .............................................................          819,961
    Less expense borne by investment adviser ...................................          (64,154)
    Custodian fees paid indirectly .............................................              (88)
                                                                                     ------------
    Net expenses ...............................................................          755,719
                                                                                     ------------
NET INVESTMENT INCOME ..........................................................          775,323
                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................      (20,068,721)
  Net change in unrealized appreciation (depreciation) on investments ..........       (1,155,654)
                                                                                     ------------
NET LOSS ON INVESTMENTS ........................................................      (21,224,375)
                                                                                     ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $(20,449,052)
                                                                                     ============

                        See Notes to Financial Statements

                      PHOENIX-HOLLISTER VALUE EQUITY SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED     YEAR ENDED
                                                                                                   12/31/02       12/31/01
                                                                                                 ------------   -----------
FROM OPERATIONS
  Net investment income (loss) ............................................................      $    775,323   $   736,897
  Net realized gain (loss) ................................................................       (20,068,721)   (6,316,439)
  Net change in unrealized appreciation (depreciation) ....................................        (1,155,654)   (6,361,675)
                                                                                                 ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................       (20,449,052)  (11,941,217)
                                                                                                 ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................          (743,518)     (600,943)
  Net realized short-term gains ...........................................................                --      (440,505)
                                                                                                 ------------   -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................          (743,518)   (1,041,448)
                                                                                                 ------------   -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,089,891 and 5,154,942 shares, respectively) ............        35,035,084    68,982,484
  Net asset value of shares issued from reinvestment of distributions (72,891
    and 80,045 shares respectively) .......................................................           743,518     1,041,448
  Cost of shares repurchased (2,472,636 and 1,418,021 shares, respectively) ...............       (27,061,219)  (18,342,907)
                                                                                                 ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................         8,717,383    51,681,025
                                                                                                 ------------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................       (12,475,187)   38,698,360
NET ASSETS
  Beginning of period .....................................................................        84,159,128    45,460,768
                                                                                                 ------------   -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $160,575 AND
    $136,855, RESPECTIVELY) ...............................................................      $ 71,683,941   $84,159,128
                                                                                                 ============   ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                                     FROM
                                                                                 YEAR ENDED DECEMBER 31,           INCEPTION
                                                                          ------------------------------------     3/2/98 TO
                                                                           2002       2001      2000      1999     12/31/98
                                                                          ------     ------    ------    ------    ---------
Net asset value, beginning of period ...............................      $12.41     $15.34    $12.91    $11.03      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................................        0.10       0.11      0.07      0.04        0.05
  Net realized and unrealized gain (loss) ..........................       (2.82)     (2.86)     3.98      2.63        1.03
                                                                          ------     ------    ------    ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ...............................       (2.72)     (2.75)     4.05      2.67        1.08
                                                                          ------     ------    ------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............................       (0.10)     (0.09)    (0.08)    (0.04)      (0.05)
  Distributions from net realized gains ............................          --      (0.09)    (1.54)    (0.75)         --
                                                                          ------     ------    ------    ------      ------
    TOTAL DISTRIBUTIONS ............................................       (0.10)     (0.18)    (1.62)    (0.79)      (0.05)
                                                                          ------     ------    ------    ------      ------
CHANGE IN NET ASSET VALUE ..........................................       (2.82)     (2.93)     2.43      1.88        1.03
                                                                          ------     ------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD .....................................      $ 9.59     $12.41    $15.34    $12.91      $11.03
                                                                          ======     ======    ======    ======      ======
Total return .......................................................      (21.93)%   (17.96)%   32.16%    24.33%      10.79%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..............................     $71,684    $84,159   $45,461   $17,470      $9,533
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ...........................................        0.93%(4)   0.85%(4)  0.85%     0.85%       0.85%(1)
  Net investment income ............................................        0.96%      1.11%     0.79%     0.41%       0.85%(1)
Portfolio turnover .................................................         210%       245%      166%      168%         77%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%,  1.00%,  1.33%,  2.03% and 2.46% for the periods ended December 31, 2002,  2001, 2000, 1999 and 1998, respectively.

(4) The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES



A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks to provide a high total return from a portfolio of selected equity securities.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: During the fiscal year ended December 31, 2002, the fund declined 23.68%. This compares to a fall of 22.10% from the fund's benchmark, the S&P 500 Index. 1


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: With the close of 2002, both the S&P 500 Index and the Dow Jones Industrial Average 3 recorded their third consecutive yearly declines, which had not been matched in 61 years. The beaten-up and beaten-down NASDAQ Composite Index 2 also continued to decline, by 31.5%, during 2002, thereby continuing a string of major losses that began with the bursting of the Internet bubble in March 2000.

     The U.S. economy up one day and down the next, with positive indicators driving the equity markets one day, and negative indicators pressuring them the next, is in the process of creating very wide swings and extreme volatility. For much of the year, investors were badly bruised by numerous corporate accounting scandals, unwelcome debt-related revelations by major corporations, earnings downgrades and notable bankruptcies.

     Even so, there were some positives. Historically low interest rates, care of a generous monetary policy by the Fed, enabled millions of our people to realize the "American Dream" of homeownership, a dream many thought would never come to pass. We also continued to enjoy very low inflation and a net gain in the average wage.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUNDS PERFORMANCE THIS YEAR?

A: For the year, performance was enhanced by effective stock selection within the semiconductor, network technology and utilities sectors. This outperformance, however, was outweighed by difficulties in the industrial cyclical, telecommunications and media sectors. At the stock-specific level, overweight positions, relative to the benchmark, in Ambac Financial and DTE Energy, along with avoiding WorldCom, were the positions that most positively contributed to performance. However, overweight positions in Tyco, Sprint-PCS and Cigna detracted from portfolio results.


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Looking ahead, we are highly confident in the fund's prospects. We are also committed to a valuation-based approach, which we believe should produce strong relative results as investors begin to abandon their present focus on short-term results, in favor of those companies that possess longer-term earnings power and strong fundamentals.

1 The S&P 500 Index is a measure of stock market total return performance.

2 The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market and is provided for general comparative purposes.

3 The Dow Jones Industrial Average is a commonly used measure of large-cap performance.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH

                      Research Enhanced
                         Index Series            S&P 500 Index 1
                      -----------------          ---------------

7/15/97                   $10,000.00               $10,000.00
12/31/97                  $10,582.60               $10,566.50
12/31/98                  $13,934.80               $13,605.10
12/31/99                  $16,563.20               $16,480.60
12/29/00                  $14,663.30               $14,966.50
12/31/01                  $12,918.30               $13,189.20
12/31/02                   $9,858.72               $10,274.30


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                       FROM
                                                                     INCEPTION
                                                                    7/15/97 TO
                                             1 YEAR      5 YEARS     12/31/02
--------------------------------------------------------------------------------
  Research Enhanced Index Series             (23.68)%    (1.41)%      (0.26)%
--------------------------------------------------------------------------------
  S&P 500 Index 1                            (22.10)%    (0.56)%       0.50%
--------------------------------------------------------------------------------


This chart  assumes  an  initial  gross  investment  of $10,000  made on 7/15/97
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P 500 Index is a measure of stock market total return performance.

2 The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market and is provided for general comparative purposes.

3 The Dow Jones Industrial Average is a commonly used measure of large-cap performance.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                          STANDARD
                                          & POOR'S         PAR
                                           RATING         VALUE
                                        (UNAUDITED)       (000)      VALUE
                                        -----------      ------   -----------
U.S. GOVERNMENT SECURITIES--0.2%
U.S. TREASURY NOTES--0.2%
  U.S. Treasury Note 4.75%, 1/31/03 (c)      AAA          $ 175   $   175,492
                                                                  -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $175,435) ..................................       175,492
                                                                  -----------

                                                       SHARES
                                                      --------
COMMON STOCKS--99.0%
ADVERTISING--0.0%
  Interpublic Group of Cos., Inc. (The) .............       900        12,672
  Omnicom Group, Inc. ...............................       200        12,920
                                                                  -----------
                                                                       25,592
                                                                  -----------
AEROSPACE & DEFENSE--2.0%
  Boeing Co. (The) ..................................     8,300       273,817
  General Dynamics Corp. ............................     1,900       150,803
  Honeywell International, Inc. .....................     9,200       220,800
  Lockheed Martin Corp. .............................     5,200       300,300
  Northrop Grumman Corp. ............................     1,700       164,900
  Raytheon Co. ......................................       300         9,225
  United Technologies Corp. .........................     8,700       538,878
                                                                  -----------
                                                                    1,658,723
                                                                  -----------
AGRICULTURAL PRODUCTS--0.1%
  Archer-Daniels-Midland Co. ........................     5,600        69,440
                                                                  -----------
AIR FREIGHT & COURIERS--1.0%
  FedEx Corp. .......................................     2,500       135,550
  United Parcel Service, Inc. Class B ...............    10,900       687,572
                                                                  -----------
                                                                      823,122
                                                                  -----------
ALUMINUM--0.6%
  Alcoa, Inc. .......................................    21,700       494,326
                                                                  -----------
APPAREL RETAIL--0.6%
  Abercrombie & Fitch Co. Class A (b) ...............     7,600       155,496
  Gap, Inc. (The) ...................................    10,100       156,752
  TJX Cos., Inc. (The) ..............................     8,200       160,064
                                                                  -----------
                                                                      472,312
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
  Jones Apparel Group, Inc. (b) .....................     6,400       226,816
                                                                  -----------
APPLICATION SOFTWARE--0.2%
  Electronic Arts, Inc. (b) .........................     2,100       104,517
  PeopleSoft, Inc. (b) ..............................     2,000        36,600
  Rational Software Corp. (b) .......................     3,500        36,365
  Siebel Systems, Inc. (b) ..........................       500         3,740
                                                                  -----------
                                                                      181,222
                                                                  -----------
AUTO PARTS & EQUIPMENT--0.3%
  Dana Corp. ........................................       100         1,176
  Delphi Corp. ......................................     7,400        59,570
  Johnson Controls, Inc. ............................     1,600       128,272
  Lear Corp. (b) ....................................     2,900        96,512
                                                                  -----------
                                                                      285,530
                                                                  -----------
AUTOMOBILE MANUFACTURERS--0.6%
  Ford Motor Co. ....................................    24,700       229,710
  General Motors Corp. ..............................     8,300       305,938
                                                                  -----------
                                                                      535,648
                                                                  -----------

                                                        SHARES       VALUE
                                                       --------   -----------
BANKS--6.6%
  Bank of America Corp. .............................     8,700  $    605,259
  Bank One Corp. ....................................    16,800       614,040
  Banknorth Group, Inc. .............................     1,100        24,860
  City National Corp. ...............................       400        17,596
  Comerica, Inc. ....................................       200         8,648
  Compass Bancshares, Inc. ..........................     1,000        31,270
  FirstMerit Corp. ..................................       700        15,162
  FleetBoston Financial Corp. .......................    22,700       551,610
  Golden West Financial Corp. .......................     1,600       114,896
  GreenPoint Financial Corp. ........................     3,700       167,166
  Hibernia Corp. Class A ............................     2,600        50,076
  Marshall & Ilsley Corp. ...........................     4,800       131,424
  Mellon Financial Corp. ............................     7,200       187,992
  National Commerce Financial Corp. .................       300         7,155
  North Fork Bancorp., Inc. .........................     1,600        53,984
  Northern Trust Corp. ..............................     2,600        91,130
  PNC Financial Services Group, Inc. ................     7,600       318,440
  SouthTrust Corp. ..................................     6,200       154,070
  SunTrust Banks, Inc. ..............................     7,200       409,824
  TCF Financial Corp. ...............................     1,300        56,797
  U.S. Bancorp ......................................    39,600       840,312
  Wachovia Corp. ....................................     2,000        72,880
  Washington Mutual, Inc. ...........................    16,200       559,386
  Wells Fargo & Co. .................................     8,600       403,082
                                                                  -----------
                                                                    5,487,059
                                                                  -----------
BIOTECHNOLOGY--1.3%
  Amgen, Inc. (b) ...................................    16,700       807,278
  Gilead Sciences, Inc. (b) .........................     1,400        47,600
  Human Genome Sciences, Inc. (b) ...................     4,500        39,645
  MedImmune, Inc. (b) ...............................     5,800       157,586
  Vertex Pharmaceuticals, Inc. (b) ..................     1,600        25,360
                                                                  -----------
                                                                    1,077,469
                                                                  -----------
BREWERS--0.1%
  Anheuser-Busch Cos., Inc. .........................     2,200       106,480
                                                                  -----------
BROADCASTING & CABLE TV--1.0%
  Clear Channel Communications, Inc. (b) ............     4,000       149,160
  Comcast Corp. Class A (b) .........................    12,600       296,982
  Comcast Corp. Class A (b) .........................    13,000       293,670
  Liberty Media Corp. Class A (b) ...................    10,100        90,294
                                                                  -----------
                                                                      830,106
                                                                  -----------
BUILDING PRODUCTS--0.3%
  American Standard Cos., Inc. (b) ..................       100         7,114
  Masco Corp. .......................................    11,600       244,180
                                                                  -----------
                                                                      251,294
                                                                  -----------
CASINOS & GAMING--0.2%
  Harrah's Entertainment, Inc. (b) ..................     4,100       162,360
  Park Place Entertainment Corp. (b) ................     3,600        30,240
                                                                  -----------
                                                                      192,600
                                                                  -----------
COMMODITY CHEMICALS--0.0%
  Lyondell Chemical Co. .............................     2,000        25,280
                                                                  -----------
COMPUTER HARDWARE--3.8%
  Dell Computer Corp. (b) ...........................    30,600       818,244
  Hewlett-Packard Co. ...............................    43,100       748,216
  International Business Machines Corp. (c) .........    18,300     1,418,250
  NCR Corp. (b) .....................................     7,300       173,302
                                                                  -----------
                                                                    3,158,012
                                                                  -----------

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                       --------   -----------
COMPUTER STORAGE & PERIPHERALS--0.2%
  Lexmark International, Inc. (b) ...................     1,400   $    84,700
  Network Appliance, Inc. (b) .......................     4,600        46,000
                                                                  -----------
                                                                      130,700
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.2%
  Caterpillar, Inc. .................................     1,300        59,436
  Deere & Co. .......................................     1,500        68,775
  PACCAR, Inc. ......................................     1,500        69,195
                                                                  -----------
                                                                      197,406
                                                                  -----------
CONSUMER FINANCE--1.4%
  AmeriCredit Corp. (b) .............................     4,200        32,508
  Capital One Financial Corp. .......................    10,400       309,088
  Countrywide Financial Corp. .......................     8,800       454,520
  Household International, Inc. .....................     6,500       180,765
  MBNA Corp. ........................................    10,600       201,612
                                                                  -----------
                                                                    1,178,493
                                                                  -----------
DATA PROCESSING SERVICES--0.9%
  Automatic Data Processing, Inc. ...................    13,000       510,250
  First Data Corp. ..................................     5,600       198,296
  Paychex, Inc. .....................................     2,400        66,960
                                                                  -----------
                                                                      775,506
                                                                  -----------
DEPARTMENT STORES--1.0%
  Federated Department Stores, Inc. (b) .............     7,100       204,196
  Kohl's Corp. (b) ..................................     8,700       486,765
  May Department Stores Co. (The) ...................     1,400        32,172
  Sears, Roebuck and Co. ............................     3,300        79,035
                                                                  -----------
                                                                      802,168
                                                                  -----------
DIVERSIFIED CHEMICALS--0.8%
  Dow Chemical Co. (The) ............................     7,100       210,870
  Du Pont (E.I.) de Nemours & Co. ...................       800        33,920
  Eastman Chemical Co. ..............................     3,500       128,695
  PPG Industries, Inc. ..............................     5,400       270,810
                                                                  -----------
                                                                      644,295
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.3%
  Cendant Corp. (b) .................................    17,400       182,352
  Cintas Corp. ......................................     1,700        77,775
                                                                  -----------
                                                                      260,127
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES--7.0%
  American Express Co. ..............................     9,400       332,290
  CIT Group, Inc. (b) ...............................     8,000       156,800
  Citigroup, Inc. (c) ...............................    63,400     2,231,046
  E*TRADE Group, Inc. (b) ...........................    14,300        69,498
  Edwards (A.G.), Inc. ..............................       700        23,072
  Fannie Mae ........................................    11,300       726,929
  Freddie Mac .......................................    11,500       679,075
  Goldman Sachs Group, Inc. (The) ...................     5,200       354,120
  Legg Mason, Inc. ..................................     2,000        97,080
  Merrill Lynch & Co., Inc. .........................     6,300       239,085
  Moody's Corp. .....................................       500        20,645
  Morgan Stanley ....................................    11,200       447,104
  Schwab (Charles) Corp. (The) ......................    34,470       374,000
  State Street Corp. ................................       800        31,200
                                                                  -----------
                                                                    5,781,944
                                                                  -----------
DRUG RETAIL--0.7%
  CVS Corp. .........................................    13,800       344,586
  Walgreen Co. ......................................     8,700       253,953
                                                                  -----------
                                                                      598,539
                                                                  -----------

                                                        SHARES       VALUE
                                                       --------   -----------
ELECTRIC UTILITIES--2.7%
  Ameren Corp. ......................................     3,200   $   133,024
  American Electric Power Co., Inc. .................     4,600       125,718
  Centerpoint Energy, Inc. ..........................    10,300        87,550
  Consolidated Edison, Inc. .........................     3,000       128,460
  Constellation Energy Group, Inc. ..................     5,200       144,664
  Dominion Resources, Inc. ..........................     3,800       208,620
  DTE Energy Co. ....................................     4,900       227,360
  Edison International (b) ..........................     6,000        71,100
  Exelon Corp. ......................................       900        47,493
  FirstEnergy Corp. .................................     2,600        85,722
  Pepco Holdings, Inc. ..............................     6,600       127,974
  PG&E Corp. (b) ....................................    17,200       239,080
  Pinnacle West Capital Corp. .......................     3,700       126,133
  PPL Corp. .........................................       700        24,276
  Progress Energy, Inc. .............................     4,300       186,405
  Public Service Enterprise Group, Inc. .............     3,000        96,300
  Xcel Energy, Inc. .................................    16,300       179,300
                                                                  -----------
                                                                    2,239,179
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
  Cooper Industries Ltd. Class A ....................     1,700        61,965
  Emerson Electric Co. ..............................     2,600       132,210
  Rockwell Automation, Inc. .........................     4,200        86,982
                                                                  -----------
                                                                      281,157
                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
  Agilent Technologies, Inc. (b) ....................     2,800        50,288
                                                                  -----------
ENVIRONMENTAL SERVICES--0.4%
  Waste Management, Inc. ............................    13,200       302,544
                                                                  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.2%
  Monsanto Co. ......................................     7,500       144,375
                                                                  -----------
FOOD DISTRIBUTORS--0.3%
  Sysco Corp. .......................................     7,100       211,509
                                                                  -----------
FOOTWEAR--0.2%
  NIKE, Inc. Class B ................................     4,100       182,327
                                                                  -----------
FOREST PRODUCTS--0.1%
  Weyerhaeuser Co. ..................................     2,100       103,341
                                                                  -----------
GENERAL MERCHANDISE STORES--2.9%
  Costco Wholesale Corp. (b) ........................       100         2,806
  Family Dollar Stores, Inc. ........................       500        15,605
  Target Corp. ......................................    14,000       420,000
  Wal-Mart Stores, Inc. (c) .........................    39,600     2,000,196
                                                                  -----------
                                                                    2,438,607
                                                                  -----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
  Cardinal Health, Inc. .............................     4,400       260,436
  McKesson Corp. ....................................     2,300        62,169
                                                                  -----------
                                                                      322,605
                                                                  -----------
HEALTH CARE EQUIPMENT--2.0%
  Bard (C.R.), Inc. .................................       800        46,400
  Baxter International, Inc. ........................     8,600       240,800
  Becton, Dickinson and Co. .........................     7,100       217,899
  Biomet, Inc. ......................................     1,800        51,588
  Boston Scientific Corp. (b) .......................     3,400       144,568
  Guidant Corp. (b) .................................     3,500       107,975
  Medtronic, Inc. ...................................     9,800       446,880
  St. Jude Medical, Inc. (b) ........................     5,500       218,460
  Stryker Corp. .....................................     1,600       107,392
  Zimmer Holdings, Inc. (b) .........................     1,000        41,520
                                                                  -----------
                                                                    1,623,482
                                                                  -----------

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                       --------   -----------
HEALTH CARE FACILITIES--0.6%
  HCA, Inc. .........................................     9,000   $   373,500
  Tenet Healthcare Corp. (b) ........................     6,600       108,240
                                                                  -----------
                                                                      481,740
                                                                  -----------
HOME IMPROVEMENT RETAIL--1.4%
  Home Depot, Inc. (The) ............................    30,900       740,364
  Lowe's Cos., Inc. .................................    10,900       408,750
                                                                  -----------
                                                                    1,149,114
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--0.6%
  Carnival Corp. ....................................    14,200       354,290
  Marriott International, Inc. Class A ..............     3,200       105,184
                                                                  -----------
                                                                      459,474
                                                                  -----------
HOUSEHOLD APPLIANCES--0.1%
  Black & Decker Corp. (The) ........................     2,800       120,092
                                                                  -----------
HOUSEHOLD PRODUCTS--2.4%
  Colgate-Palmolive Co. .............................     4,600       241,178
  Kimberly-Clark Corp. ..............................     5,300       251,591
  Procter & Gamble Co. (The) ........................    17,900     1,538,326
                                                                  -----------
                                                                    2,031,095
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.1%
  Fortune Brands, Inc. ..............................     1,600        74,416
                                                                  -----------
INDUSTRIAL CONGLOMERATES--4.4%
  3M Co. ............................................     3,100       382,230
  General Electric Co. (c) ..........................   108,300     2,637,105
  Tyco International Ltd. ...........................    35,800       611,464
                                                                  -----------
                                                                    3,630,799
                                                                  -----------
INDUSTRIAL GASES--0.5%
  Air Products and Chemicals, Inc. ..................     5,700       243,675
  Praxair, Inc. .....................................     2,300       132,871
                                                                  -----------
                                                                      376,546
                                                                  -----------
INDUSTRIAL MACHINERY--0.6%
  Danaher Corp. .....................................     2,000       131,400
  Dover Corp. .......................................     2,500        72,900
  Eaton Corp. .......................................       400        31,244
  Ingersoll-Rand Co. Class A ........................     4,900       210,994
  ITT Industries, Inc. ..............................       700        42,483
  SPX Corp. (b) .....................................       500        18,725
                                                                  -----------
                                                                      507,746
                                                                  -----------
INSURANCE BROKERS--0.2%
  Aon Corp. .........................................     8,200       154,898
                                                                  -----------
INTEGRATED OIL & GAS--4.4%
  ChevronTexaco Corp. ...............................    12,800       850,944
  ConocoPhillips ....................................    13,200       638,748
  Exxon Mobil Corp. .................................    61,000     2,131,340
                                                                  -----------
                                                                    3,621,032
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.6%
  ALLTEL Corp. ......................................     1,400        71,400
  AT&T Corp. ........................................     7,780       203,136
  BellSouth Corp. ...................................    16,000       413,920
  Qwest Communications International, Inc. (b) ......    11,800        59,000
  SBC Communications, Inc. ..........................    35,300       956,983
  Sprint Corp. (FON Group) ..........................    10,600       153,488
  Verizon Communications, Inc. ......................    30,000     1,162,500
                                                                  -----------
                                                                    3,020,427
                                                                  -----------

                                                        SHARES       VALUE
                                                       --------   -----------
INTERNET RETAIL--0.4%
  eBay, Inc. (b) ....................................     4,700   $   318,754
                                                                  -----------
INTERNET SOFTWARE & SERVICES--0.0%
  Yahoo!, Inc. (b) ..................................     1,700        27,795
                                                                  -----------
IT CONSULTING & SERVICES--0.2%
  BearingPoint, Inc. ................................     3,000        20,700
  Computer Sciences Corp. (b) .......................     2,700        93,015
  Electronic Data Systems Corp. .....................     1,300        23,959
                                                                  -----------
                                                                      137,674
                                                                  -----------
LEISURE PRODUCTS--0.2%
  Hasbro, Inc. ......................................     5,500        63,525
  Mattel, Inc. ......................................     6,800       130,220
                                                                  -----------
                                                                      193,745
                                                                  -----------
LIFE & HEALTH INSURANCE--0.9%
  AFLAC, Inc. .......................................     2,200        66,264
  Jefferson-Pilot Corp. .............................     1,100        41,921
  John Hancock Financial Services, Inc. .............     2,500        69,750
  MetLife, Inc. .....................................    10,100       273,104
  Protective Life Corp. .............................     1,000        27,520
  Prudential Financial, Inc. ........................       600        19,044
  Torchmark Corp. ...................................     3,300       120,549
  UnumProvident Corp. ...............................     6,900       121,026
                                                                  -----------
                                                                      739,178
                                                                  -----------
MANAGED HEALTH CARE--0.8%
  Aetna, Inc. .......................................     6,500       267,280
  CIGNA Corp. .......................................     3,800       156,256
  UnitedHealth Group, Inc. ..........................       500        41,750
  WellPoint Health Networks, Inc. (b) ...............     3,400       241,944
                                                                  -----------
                                                                      707,230
                                                                  -----------
MOTORCYCLE MANUFACTURERS--0.2%
  Harley-Davidson, Inc. .............................     4,200       194,040
                                                                  -----------
MOVIES & ENTERTAINMENT--2.2%
  AOL Time Warner, Inc. (b) .........................    46,000       602,600
  Fox Entertainment Group, Inc. Class A (b) .........     2,000        51,860
  Viacom, Inc. Class B (b) ..........................    21,900       892,644
  Walt Disney Co. (The) .............................    16,200       264,222
                                                                  -----------
                                                                    1,811,326
                                                                  -----------
MULTI-LINE INSURANCE--1.6%
  American International Group, Inc. ................    22,100     1,278,485
  Hartford Financial Services Group, Inc. (The) .....     1,700        77,231
                                                                  -----------
                                                                    1,355,716
                                                                  -----------
MULTI-UTILITIES--0.1%
  El Paso Corp. .....................................     8,600        59,856
                                                                  -----------
NETWORKING EQUIPMENT--1.4%
  Cisco Systems, Inc. (b)(c) ........................    85,200     1,116,120
  Juniper Networks, Inc. (b) ........................     1,200         8,160
                                                                  -----------
                                                                    1,124,280
                                                                  -----------
OFFICE SERVICES & SUPPLIES--0.0%
  Pitney Bowes, Inc. ................................     1,200        39,192
                                                                  -----------
OIL & GAS DRILLING--0.6%
  Diamond Offshore Drilling, Inc. ...................     2,100        45,885
  ENSCO International, Inc. .........................     3,900       114,855
  Rowan Cos., Inc. ..................................     8,400       190,680
  Transocean, Inc. ..................................     5,100       118,320
                                                                  -----------
                                                                      469,740
                                                                  -----------

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                       --------   -----------
OIL & GAS EQUIPMENT & SERVICES--0.4%
  Baker Hughes, Inc. ................................     5,900   $   189,921
  Cooper Cameron Corp. (b) ..........................     3,200       159,424
                                                                  -----------
                                                                      349,345
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
  Anadarko Petroleum Corp. ..........................     8,400       402,360
  Devon Energy Corp. ................................     3,200       146,880
                                                                  -----------
                                                                      549,240
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.1%
  Valero Energy Corp. ...............................     1,600        59,104
                                                                  -----------
PACKAGED FOODS & MEATS--1.2%
  Del Monte Foods Co. (b) ...........................     3,260        25,103
  General Mills, Inc. ...............................       900        42,255
  Heinz (H.J.) Co. ..................................     7,000       230,090
  Hershey Foods Corp. ...............................     1,600       107,904
  Kellogg Co. .......................................     7,600       260,452
  Kraft Foods, Inc. Class A .........................     7,900       307,547
                                                                  -----------
                                                                      973,351
                                                                  -----------
PAPER PACKAGING--0.2%
  Smurfit-Stone Container Corp. (b) .................     2,200        33,860
  Temple-Inland, Inc. ...............................     3,500       156,835
                                                                  -----------
                                                                      190,695
                                                                  -----------
PAPER PRODUCTS--0.1%
  Bowater, Inc. .....................................       900        37,755
  Georgia-Pacific Corp. .............................       800        12,928
                                                                  -----------
                                                                       50,683
                                                                  -----------
PERSONAL PRODUCTS--0.7%
  Gillette Co. (The) ................................    19,700       598,092
                                                                  -----------
PHARMACEUTICALS--9.9%
  Abbott Laboratories ...............................    22,100       884,000
  Allergan, Inc. ....................................       100         5,762
  Bristol-Myers Squibb Co. ..........................    22,200       513,930
  Forest Laboratories, Inc. (b) .....................     3,000       294,660
  Johnson & Johnson .................................    26,700     1,434,057
  Lilly (Eli) & Co. .................................    10,600       673,100
  Merck & Co., Inc. .................................    17,600       996,336
  Pfizer, Inc. (c) ..................................    58,400     1,785,288
  Pharmacia Corp. ...................................    19,200       802,560
  Schering-Plough Corp. .............................    15,000       333,000
  Watson Pharmaceuticals, Inc. (b) ..................     1,300        36,751
  Wyeth .............................................    12,600       471,240
                                                                  -----------
                                                                    8,230,684
                                                                  -----------
PHOTOGRAPHIC PRODUCTS--0.1%
  Eastman Kodak Co. .................................     2,800        98,112
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--2.0%
  Allstate Corp. (The) ..............................    13,700       506,763
  AMBAC Financial Group, Inc. .......................     4,500       253,080
  MBIA, Inc. ........................................     5,100       223,686
  St. Paul Cos., Inc. (The) .........................     3,200       108,960
  Travelers Property Casualty Corp. Class A (b) .....    34,000       498,100
  Travelers Property Casualty Corp. Class B (b) .....     5,000        73,250
                                                                  -----------
                                                                    1,663,839
                                                                  -----------
PUBLISHING & PRINTING--1.0%
  Gannett Co., Inc. .................................     4,400       315,920
  Knight-Ridder, Inc. ...............................       500        31,625
  McGraw-Hill Cos., Inc. (The) ......................     1,700       102,748
  Tribune Co. .......................................     7,500       340,950
                                                                  -----------
                                                                      791,243
                                                                  -----------

                                                        SHARES       VALUE
                                                       --------   -----------
RAILROADS--0.5%
  Burlington Northern Santa Fe Corp. ................     5,600   $   145,656
  CSX Corp. .........................................     3,200        90,592
  Norfolk Southern Corp. ............................     1,600        31,984
  Union Pacific Corp. ...............................     2,600       155,662
                                                                  -----------
                                                                      423,894
                                                                  -----------
RESTAURANTS--0.5%
  McDonald's Corp. ..................................     3,400   $    54,672
  Wendy's International, Inc. .......................     3,000        81,210
  Yum! Brands, Inc. (b) .............................    11,200       271,264
                                                                  -----------
                                                                      407,146
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--0.3%
  Applied Materials, Inc. (b) .......................    14,900       194,147
  Teradyne, Inc. (b) ................................     1,300        16,913
                                                                  -----------
                                                                      211,060
                                                                  -----------
SEMICONDUCTORS--2.7%
  Altera Corp. (b) ..................................    20,200       249,066
  Analog Devices, Inc. (b) ..........................     4,100        97,867
  Applied Micro Circuits Corp. (b) ..................     4,100        15,129
  Broadcom Corp. Class A (b) ........................       300         4,518
  Intel Corp. (c) ...................................    71,700     1,116,369
  Intersil Corp. Class A (b) ........................     5,400        75,276
  Linear Technology Corp. ...........................     4,800       123,456
  Maxim Integrated Products, Inc. ...................     4,300       142,072
  Micron Technology, Inc. (b) .......................     7,100        69,154
  National Semiconductor Corp. (b) ..................     1,300        19,513
  QLogic Corp. (b) ..................................       400        13,804
  Texas Instruments, Inc. ...........................    10,300       154,603
  Xilinx, Inc. (b) ..................................     7,300       150,380
                                                                  -----------
                                                                    2,231,207
                                                                  -----------
SOFT DRINKS--2.5%
  Coca-Cola Co. (The) ...............................    33,900     1,485,498
  PepsiCo, Inc. .....................................    14,200       599,524
                                                                  -----------
                                                                    2,085,022
                                                                  -----------
SPECIALTY CHEMICALS--0.1%
  Rohm & Haas Co. ...................................     2,300        74,704
                                                                  -----------
SPECIALTY STORES--0.2%
  Bed Bath & Beyond, Inc. (b) .......................     5,000       172,650
  Pier 1 Imports, Inc. ..............................       900        17,037
                                                                  -----------
                                                                      189,687
                                                                  -----------
STEEL--0.1%
  United States Steel Corp. .........................     5,100        66,912
                                                                  -----------
SYSTEMS SOFTWARE--4.5%
  Microsoft Corp. (b),(c) ...........................    62,000     3,205,400
  Oracle Corp. (b) ..................................    49,500       534,600
  Symantec Corp. (b) ................................       400        16,204
  VERITAS Software Corp. (b) ........................     1,200        18,744
                                                                  -----------
                                                                    3,774,948
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT--0.7%
  CIENA Corp. (b) ...................................       100           514
  Corning, Inc. (b) .................................       200           662
  JDS Uniphase Corp. (b) ............................     4,800        11,856
  Lucent Technologies, Inc. (b) .....................    61,900        77,994
  Motorola, Inc. ....................................    37,400       323,510
  QUALCOMM, Inc. (b) ................................     5,200       189,228
  Tellabs, Inc. (b) .................................     1,600        11,632
                                                                  -----------
                                                                      615,396
                                                                  -----------

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                       --------   -----------
TOBACCO--1.3%
  Philip Morris Cos., Inc. (c) ......................    26,000   $ 1,053,780
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--0.1%
  Grainger (W.W.), Inc. .............................     1,200        61,860
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
  AT&T Wireless Services, Inc. (b) ..................    50,400       284,760
  Sprint Corp. (PCS Group) (b) ......................    26,700       116,946
                                                                  -----------
                                                                      401,706
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $99,246,508) ...............................    82,127,238
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--99.2%
  (Identified cost $99,421,943) ...............................    82,302,730
                                                                  -----------


                                     STANDARD
                                     & POOR'S           PAR
                                      RATING           VALUE
                                    (UNAUDITED)        (000)
                                    -----------      ---------
SHORT-TERM OBLIGATIONS--1.0%
COMMERCIAL PAPER--1.0%
  Corporate Asset Funding Co.
    1.25%, 1/2/03 ...................   A-1+            $845          844,971
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $844,971) ...............................          844,971
                                                                  -----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $100,266,914) ...........................       83,147,701(a)
  Other assets and liabilities, net--(0.2)% ................         (169,619)
                                                                  -----------
NET ASSETS--100.0% .........................................      $82,978,082
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,791,171 and gross depreciation of $22,600,469 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $101,956,999.

(b) Non-income producing.

(c) All or a portion segregated as collateral for futures contracts.

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $100,266,914) .......    $ 83,147,701
Cash ................................................................           1,952
Receivables
  Dividends and interest ............................................         138,187
  Investment securities sold ........................................          51,174
  Fund shares sold ..................................................          37,583
  Variation margin for futures contracts ............................           1,778
Prepaid expenses ....................................................           1,283
                                                                         ------------
    Total assets ....................................................      83,379,658
                                                                         ------------
LIABILITIES
Payables
  Fund shares repurchased ...........................................         245,604
  Investment securities purchased ...................................          46,209
  Printing fee ......................................................          33,434
  Professional fee ..................................................          31,013
  Investment advisory fee ...........................................          18,713
  Financial agent fee ...............................................           9,063
  Trustees' fee .....................................................           2,031
Accrued expenses ....................................................          15,509
                                                                         ------------
    Total liabilities ...............................................         401,576
                                                                         ------------
NET ASSETS ..........................................................    $ 82,978,082
                                                                         ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..................    $124,113,429
  Undistributed net investment income ...............................          99,343
  Accumulated net realized loss .....................................     (24,091,339)
  Net unrealized depreciation .......................................     (17,143,351)
                                                                         ------------
NET ASSETS ..........................................................    $ 82,978,082
                                                                         ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...........................................      10,151,822
                                                                         ============
Net asset value and offering price per share ........................           $8.17
                                                                                =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends .........................................................    $  1,442,743
  Interest ..........................................................          17,885
  Foreign taxes withheld ............................................          (3,946)
                                                                         ------------
    Total investment income .........................................       1,456,682
                                                                         ------------
EXPENSES
  Investment advisory fee ...........................................         424,579
  Financial agent fee ...............................................         119,051
  Custodian .........................................................          49,835
  Printing ..........................................................          44,698
  Professional ......................................................          42,757
  Trustees ..........................................................           4,620
  Miscellaneous .....................................................           7,950
                                                                         ------------
    Total expenses ..................................................         693,490
    Less expenses borne by investment adviser .......................         (97,642)
    Custodian fees paid indirectly ..................................             (32)
                                                                         ------------
    Net expenses ....................................................         595,816
                                                                         ------------
NET INVESTMENT INCOME ...............................................         860,866
                                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...................................     (14,179,875)
  Net realized loss on futures contracts ............................        (320,105)
  Net change in unrealized appreciation (depreciation) on investments     (12,344,865)
  Net change in unrealized appreciation (depreciation) on futures ...         (26,938)
                                                                         ------------
NET LOSS ON INVESTMENTS .............................................     (26,871,783)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................    $(26,010,917)
                                                                         ============

                        See Notes to Financial Statements

               PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED       YEAR ENDED
                                                                                     12/31/02         12/31/01
                                                                                  ------------      ------------
FROM OPERATIONS
  Net investment income (loss) ...............................................    $    860,866      $    849,371
  Net realized gain (loss) ...................................................     (14,499,980)       (8,870,974)
  Net change in unrealized appreciation (depreciation) .......................     (12,371,803)       (6,133,720)
                                                                                  ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................     (26,010,917)      (14,155,323)
                                                                                  ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ......................................................        (865,183)         (761,382)
  Net realized long-term gains ...............................................              --          (676,397)
                                                                                  ------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................        (865,183)       (1,437,779)
                                                                                  ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,390,402 and 3,167,536 shares, respectively)      31,856,784        35,461,521
  Net asset value of shares issued from reinvestment of distributions
    (97,959 and 129,170 shares, respectively) ................................         865,183         1,437,779
  Cost of shares repurchased (3,092,001 and 2,833,213 shares, respectively) ..     (28,361,225)      (31,437,657)
                                                                                  ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................       4,360,742         5,461,643
                                                                                  ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................     (22,515,358)      (10,131,459)
NET ASSETS
  Beginning of period ........................................................     105,493,440       115,624,899
                                                                                  ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $99,343 AND $103,661, RESPECTIVELY) ...................................    $ 82,978,082      $105,493,440
                                                                                  ============      ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                            YEAR ENDED DECEMBER 31,
                                                                               -----------------------------------------------
                                                                                2002      2001(3)    2000      1999      1998
                                                                               ------     ------    ------    ------    ------
Net asset value, beginning of period ..................................        $10.81     $12.44    $14.64    $13.08    $10.49
Income from investment operations

  Net investment income (loss) ........................................          0.08       0.09      0.11      0.12      0.12
  Net realized and unrealized gain (loss) .............................         (2.63)     (1.57)    (1.75)     2.33      3.19
                                                                               ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ..................................         (2.55)     (1.48)    (1.64)     2.45      3.31
                                                                               ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................................         (0.09)     (0.08)    (0.11)    (0.12)    (0.12)
  Distributions from net realized gains ...............................            --      (0.07)    (0.45)    (0.77)    (0.60)
                                                                               ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ...............................................         (0.09)     (0.15)    (0.56)    (0.89)    (0.72)
                                                                               ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE .............................................         (2.64)     (1.63)    (2.20)     1.56      2.59
                                                                               ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ........................................        $ 8.17     $10.81    $12.44    $14.64    $13.08
                                                                               ======     ======    ======    ======    ======
Total return ..........................................................        (23.68)%   (11.90)%  (11.47)%   18.86%    31.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................................       $82,978   $105,493  $115,625  $131,860   $69,522
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (1) ..............................................          0.63%(2)   0.55%(2)  0.55%     0.55%     0.55%
  Net investment income ...............................................          0.91%      0.80%     0.80%     0.95%     1.08%
Portfolio turnover ....................................................            44%        40%       63%       45%       45%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.73%, 0.70%, 0.69%, 0.75% and 0.82% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund emphasizes maximum total return for shareholders consistent with preservation of capital by actively managing a portfolio of income-producing securities.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: For the fiscal year ended December 31, 2002, the fund gained 10.62%, slightly lagging the Lehman Brothers Government/Credit Bond Index, 1 which returned 11.04%. The fund did outperform the Lehman Brothers Aggregate Bond Index 2 which returned a gain of 10.26%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: Financial markets remained volatile in 2002 as optimism ceded to a more tepid outlook for economic growth and company earnings. Despite the fourth quarter resurgence in stock prices, fixed-income securities remained an attractive haven for investors concerned with equity market turbulence, economic uncertainty and heightened global tensions. Although the Federal Reserve lowered interest rates by 50 basis points in November, it signaled that further rate cuts were unlikely in the near term. Meanwhile, corporate bonds rallied as investors sought better returns and greater upside beyond the Treasury market, with high-yield securities benefiting most from the subsequent tightening in spreads. Late in the period, retailers reported lackluster Christmas sales and geopolitical tensions increased. As a result, investors again sought the safety of the Treasury market, driving short-dated government yields to record lows.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A: Our results benefited from our continued emphasis on companies with stable, U.S.-based cash flows. One standout, Waste Management, celebrated an 87% year-over-year gain in third quarter profits, aided by rigorous cost-cutting. Moreover, the nation's leading disposal company took advantage of lower interest rates to restructure its financing, issuing $400 million in unsecured notes in November and using the proceeds to repay more expensive debt.

     The largest cable provider in the U.S., Cox Communications, continues to generate double-digit revenue growth and improving cash flows while many cable providers flounder. By bundling advanced video, voice and broadband data services, the company has been able to withstand the market inroads of satellite television providers while also taking away business from other cable operators.

     Meanwhile, the global economic slowdown caught up with consumer products manufacturer Dial, which had reported solid earnings growth and guidance earlier in the year. The bonds traded lower after the company was forced to sell its Argentinean division at a loss as it tried to limit its exposure to political and economic unrest in South America.

     Treasury bond holdings also weighed on our results as investors pursued higher returns in other areas of the fixed-income market. Indeed, with yields at more than 40-year lows, the Treasury market's upside potential may be limited. Consequently, we began trimming our Treasury weighting in the final three months of the year, allocating more resources to corporate debt securities.


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: While near-term economic and geopolitical risks favor the stable fixed-income market, we believe that longer-term trends also remain constructive. Any economic resurgence will be modest, making it difficult for many companies to achieve the kind of high-octane earnings growth investors came to expect in the late 1990's. Corporations have learned that solid balance sheets, disciplined growth strategies and stable, predictable revenues ensure the most staying power. Meanwhile, investors have found the stock market volatility to be less than palatable. With money market yields at historic lows, the steady but competitive returns generally offered by the bond market are even more appealing. In sum, we may be approaching a golden era for the bond market as more investors take advantage of the ongoing trend of corporate de-leveraging and credit improvement. We are confident that our flexible, research-driven approach will capitalize on this environment, providing investors with healthy income and stable but competitive returns.

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH

                                           Lehman Brothers       Lehman Brothers
                        Flexible          Government/Credit         Aggregate
                     Income Series           Bond Index 1          Bond Index 2
                     -------------        -----------------      ---------------
12/15/99               $10,000.00            $10,000.00            $10,000.00
12/31/99               $10,002.40             $9,941.50             $9,952.50
12/29/00               $10,645.20            $11,119.50            $11,109.60
12/31/01               $11,415.70            $12,064.90            $12,047.60
12/31/02               $12,627.60            $13,396.50            $13,283.80

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                    FROM
                                                                  INCEPTION
                                                                 12/15/99 TO
                                                       1 YEAR     12/31/02
------------------------------------------------------------------------------
  Flexible Income Series                                10.62%       7.96%
------------------------------------------------------------------------------
  Lehman Brothers Government/Credit Bond Index 1        11.04%      10.07%
------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 2                10.26%       9.77%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


1 The Lehman Brothers Government Bond /Credit Index measures government and corporate broad bond market total-return performance.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)      VALUE
                                              ----------- ------  -----------
U.S. GOVERNMENT SECURITIES--19.2%
U.S. TREASURY BONDS--5.6%
  U.S. Treasury Bond 7.25%, 5/15/16 .............  AAA    $  425  $   544,199
  U.S. Treasury Bond 7.25%, 8/15/22 .............  AAA       395      514,071
  U.S. Treasury Bond 6.25%, 8/15/23 .............  AAA       720      845,888
  U.S. Treasury Bond 6.25%, 5/15/30 .............  AAA       205      245,319
  U.S. Treasury Bond 5.375%, 2/15/31 ............  AAA       253      275,810
                                                                  -----------
                                                                    2,425,287
                                                                  -----------
U.S. TREASURY ISSUES--1.8%
  U.S. Treasury Inflation-Indexed Securities
    3%, 7/15/12 .................................  AAA       710      760,740
                                                                  -----------
U.S. TREASURY NOTES--11.8%
  U.S. Treasury Note 2%, 11/30/04 ...............  AAA       135      136,118
  U.S. Treasury Note 5.75%, 11/15/05 ............  AAA       610      674,312
  U.S. Treasury Note 3.50%, 11/15/06 ............  AAA     1,104    1,148,850
  U.S. Treasury Note 4.375%, 5/15/07 ............  AAA       849      911,680
  U.S. Treasury Note 3%, 11/15/07 ...............  AAA       315      318,790
  U.S. Treasury Note 4.75%, 11/15/08 ............  AAA       567      618,916
  U.S. Treasury Note 6%, 8/15/09 ................  AAA        14       16,277
  U.S. Treasury Note 4%, 11/15/12 ...............  AAA     1,290    1,308,242
                                                                  -----------
                                                                    5,133,185
                                                                  -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $8,030,632) .................................    8,319,212
                                                                  -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--14.3%
  Fannie Mae 3.875%, 3/15/05 ....................  AAA     1,325    1,384,259
  Fannie Mae 4.375%, 10/15/06 ...................  AAA        65       68,970
  Fannie Mae 3.25%, 11/15/07 ....................  AAA        50       50,379
  Fannie Mae 5.25%, 1/15/09 .....................  AAA       546      597,361
  Fannie Mae 6.25%, 2/1/11 (f) ..................  AA-       800      895,273
  Fannie Mae 6%, 5/15/11 ........................  AAA       485      548,226
  Fannie Mae 6.625%, 11/15/30 ...................  AAA       990    1,161,426
  Freddie Mac 5.25%, 1/15/06 ....................  AAA       790      858,220
  Freddie Mac 5.875%, 3/21/11 ...................  AAA       600      658,015
                                                                  -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $5,879,364) .................................    6,222,129
                                                                  -----------
CORPORATE BONDS--54.1%
AEROSPACE & DEFENSE--0.5%
  Raytheon Co. 6.50%, 7/15/05 ...................  BBB-      200      215,715
                                                                  -----------
APPAREL RETAIL--0.1%
  Limited Brands, Inc. 6.125%, 12/1/12 ..........  BBB+       25       26,316
                                                                  -----------
AUTOMOBILE MANUFACTURERS--0.9%
  Ford Motor Credit Corp. 5.75%, 2/23/04 ........  BBB       400      406,307
                                                                  -----------
BANKS--1.8%
  Mellon Funding Corp. 5%, 12/1/14 ..............  A         150      152,459
  Sovereign Bankcorp, Inc. 8.625%, 3/15/04 ......  BBB-      583      611,518
                                                                  -----------
                                                                      763,977
                                                                  -----------
BREWERS--1.3%
  Anheuser-Busch Cos., Inc. 5.95%, 1/15/33 ......  A+        100      104,761
  Coors (Adolph) Co. 6.375%, 5/15/12 ............  BBB+      410      458,193
                                                                  -----------
                                                                      562,954
                                                                  -----------

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)      VALUE
                                              ----------- ------  -----------
BROADCASTING & CABLE TV--2.9%
  Clear Channel Communications, Inc. 6%,
    11/1/06 .....................................  BBB-   $   21  $    22,277
  Comcast Corp. 6.375%, 1/30/06 .................  BBB       300      313,887
  Cox Communications, Inc. 6.875%, 6/15/05 ......  BBB       300      323,314
  Cox Communications, Inc. 7.125%, 10/1/12 ......  BBB        20       22,215
  Echostar DBS Corp. 9.125%, 1/15/09 ............  B+        205      216,787
  TCI Communications, Inc. 6.375%, 5/1/03 .......  BBB        90       90,006
  USA Interactive 144A 7%, 1/15/13 (b) ..........  BBB-      250      258,506
                                                                  -----------
                                                                    1,246,992
                                                                  -----------
CASINOS & GAMING--0.4%
  Hard Rock Hotel, Inc. Series B 9.25%, 4/1/05 ..  B-        150      152,250
                                                                  -----------
COMPUTER HARDWARE--1.6%
  Apple Computer, Inc. 6.50%, 2/15/04 ...........  BB        288      295,200
  International Business Machines Corp. .........
    4.25%, 9/15/09 ..............................  A+        125      127,633
  International Business Machines Corp. .........
    4.75%, 11/29/12 .............................  A+        125      125,484
  International Business Machines Corp.
    5.875%, 11/29/32 ............................  A+        150      148,425
                                                                  -----------
                                                                      696,742
                                                                  -----------
CONSUMER FINANCE--2.0%
  Countrywide Financial Corp. 3.50%,
    12/19/05 ....................................  A         360      363,193
  General Motors Acceptance Corp. 6.125%,
    8/28/07 .....................................  BBB       125      126,484
  General Motors Acceptance Corp. 6.875%,
    8/28/12 .....................................  BBB        75       73,931
  General Motors Acceptance Corp. Series MTN
    5.36%, 7/27/04 ..............................  BBB       250      255,454
  Household Finance 6.375%, 11/27/12 ............  A-         50       52,197
                                                                  -----------
                                                                      871,259
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.8%
  ARAMARK Services, Inc. 7%, 5/1/07 .............  BBB-      145      153,646
  ARAMARK Services, Inc. 6.375%, 2/15/08 ........  BBB-      110      113,889
  Cintas Corp. 6%, 6/1/12 .......................  A          75       82,757
                                                                  -----------
                                                                      350,292
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES--3.3%
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 .................................  AAA       120      129,561
  Goldman Sachs Group, Inc. (The) 5.50%,
    11/15/14 ....................................  A+        125      125,994
  Health Care Property Investors, Inc. 6.45%,
    6/25/12 .....................................  BBB+      150      151,113
  John Deere Capital Corp. 4.125%, 7/15/05 ......  A-         80       82,785
  Lehman Brothers Holdings, Inc. Series MTNG
    5.875%, 11/15/17 ............................  A          75       76,675
  National Rural Utilities Cooperative Finance
    Corp. 5.75%, 8/28/09 ........................  A         250      266,905
  Pemex Master Trust 144A 8.625%, 2/1/22 (b) ....  BBB-      100      105,500
  PHH Corp. 8.125%, 2/3/03 ......................  BBB+      250      250,625
  SLM Corp. Series MTN 5.125%, 8/27/12 ..........  A         125      128,202
  SLM Corp. Series MTN 5.05%, 11/14/14 ..........  A         125      125,852
                                                                  -----------
                                                                    1,443,212
                                                                  -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)      VALUE
                                              ----------- ------  -----------
DRUG RETAIL--0.4%
  CVS Corp. 144A 3.875%, 11/1/07 (b) ............  A      $  175  $   177,648
                                                                  -----------
ELECTRIC UTILITIES--2.6%
  AmerenEnergy Generating Co. 7.95%, 6/1/32 .....  BBB+       90       99,500
  Cinergy Corp. 6.25%, 9/1/04 ...................  BBB       180      186,155
  Dominion Resources, Inc. 5.125%, 12/15/09 .....  BBB+      100      101,313
  Public Service Co. of Colorado 6.875%,
    7/15/09 .....................................  BBB-       25       24,312
  Public Service Co. of Colorado 144A 7.875%,
    10/1/12 (b) .................................  BBB+      250      279,074
  Southwestern Public Service Co. 5.125%,
    11/1/06 .....................................  BBB       425      417,787
                                                                  -----------
                                                                    1,108,141
                                                                  -----------
ENVIRONMENTAL SERVICES--2.8%
  Republic Service, Inc. 6.75%, 8/15/11 .........  BBB       250      273,334
  Waste Management, Inc. 7%, 10/1/04 ............  BBB       500      523,458
  Waste Management, Inc. 7.375%, 8/1/10 .........  BBB       380      415,773
                                                                  -----------
                                                                    1,212,565
                                                                  -----------
FOOD DISTRIBUTORS--0.1%
  Sysco International Corp. 6.10%, 6/1/12 .......  AA-        40       44,926
                                                                  -----------
FOOD RETAIL--2.5%
  Kroger Co. 7.375%, 3/1/05 .....................  BBB-      155      168,249
  Kroger Co. 7.45%, 3/1/08 ......................  BBB-      310      352,355
  Kroger Co. 7.50%, 4/1/31 ......................  BBB-       55       61,522
  Safeway, Inc. 6.15%, 3/1/06 ...................  BBB       205      222,023
  Safeway, Inc. 6.50%, 3/1/11 ...................  BBB        75       81,648
  Winn-Dixie Stores, Inc. 8.875%, 4/1/08 ........  BB+       200      205,500
                                                                  -----------
                                                                    1,091,297
                                                                  -----------
FOREST PRODUCTS--0.3%
  Weyerhaeuser Co. 5.25%, 12/15/09 ..............  BBB       150      151,673
                                                                  -----------
GAS UTILITIES--0.8%
  Kinder Morgan, Inc 6.50%, 9/1/12 ..............  BBB       200      209,014
  Southwest Gas Corp. 7.625%, 5/15/12 ...........  BBB-      140      150,706
                                                                  -----------
                                                                      359,720
                                                                  -----------
GENERAL MERCHANDISE STORES--0.7%
  Wal-Mart Stores, Inc. 6.875%, 8/10/09 .........  AA        250      294,492
                                                                  -----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.1%
  Quest Diagnostic, Inc. 6.75%, 7/12/06 .........  BBB-      250      272,411
  Quest Diagnostic, Inc. 7.50%, 7/12/11 .........  BBB-      195      222,946
                                                                  -----------
                                                                      495,357
                                                                  -----------
HEALTH CARE FACILITIES--2.1%
HCA, Inc. 6.91%, 6/15/05 ........................  BBB-      355      373,018
  HCA, Inc. 7%, 7/1/07 ..........................  BBB-      115      122,220
  HCA, Inc. 6.95%, 5/1/12 .......................  BBB-      135      142,265
  HCA, Inc. 6.30%, 10/1/12 ......................  BBB-       50       50,427
  Service Corp. Intl. 6%, 12/15/05 ..............  BB-        75       70,875
  Vanguard Health Systems 9.75%, 8/1/11 .........  B-         75       72,000
  Vicar Operating, Inc. 9.875%, 12/1/09 .........  B-         60       65,100
                                                                  -----------
                                                                      895,905
                                                                  -----------
HEALTH CARE SUPPLIES--0.4%
  Bausch & Lomb, Inc. 6.95%, 11/15/07 ...........  BBB-      150      152,545
                                                                  -----------
HOMEBUILDING--0.2%
  Toll Brothers, Inc. 144A 6.875%, 11/15/12 (b) .  BBB-       75       77,238
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--0.9%
  Starwood Hotels and Resorts 6.75%,
    11/15/05 ....................................  BBB-       50       50,000
  TCI Communications, Inc. 7.875%, 8/1/13 .......  BBB       300      329,235
                                                                  -----------
                                                                      379,235
                                                                  -----------
                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)      VALUE
                                              ----------- ------  -----------
HOUSEHOLD PRODUCTS--1.9%
  Dial Corp. (The) 7%, 8/15/06 ..................  BBB-   $  280  $   308,910
  Dial Corp. (The) 6.50%, 9/15/08 ...............  BBB-      300      325,118
  Procter and Gamble Co. 4.75%, 6/15/07 .........  AA-       195      209,081
                                                                  -----------
                                                                      843,109
                                                                  -----------
INDUSTRIAL CONGLOMERATES--1.1%
  General Electric Capital Corp. Series MTNA
    4.25%, 1/28/05 ..............................  AAA       285      297,671
  Tyco International Group SA 6.375%,
    10/15/11 ....................................  BBB-      200      187,000
                                                                  -----------
                                                                      484,671
                                                                  -----------
INDUSTRIAL MACHINERY--0.4%
  Kennametal, Inc. 7.20%, 6/15/12 ...............  BBB       150      159,161
                                                                  -----------
INSURANCE BROKERS--0.4%
  AON Corp. 6.20%, 1/15/07 (h) ..................  A-        100      103,439
  Marsh & McLennan 6.25%, 3/15/12 ...............  AA-        70       77,433
                                                                  -----------
                                                                      180,872
                                                                  -----------
INTEGRATED OIL & GAS--2.2%
  ChevronTexaco Capital Co. 3.50%, 9/17/07 ......  AA        260      264,667
  Conoco Funding Co. 5.45%, 10/15/06 ............  A-        340      368,764
  Conoco Funding Co. 6.35%, 10/15/11 ............  A-        155      173,085
  Occidental Petroleum Corp. 5.875%,
    1/15/07 .....................................  BBB       130      140,541
                                                                  -----------
                                                                      947,057
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--1.1%
  Sprint Capital Corp. 5.875%, 5/1/04 ...........  BBB-      200      198,000
  Sprint Capital Corp. 8.375%, 3/15/12 ..........  BBB-      110      109,450
  Verizon Global Funding Corp. 6.875%,
    6/15/12 .....................................  A+        150      167,296
                                                                  -----------
                                                                      474,746
                                                                  -----------
LEISURE FACILITIES--0.4%
  Bally Total Fitness Holding Corp. Series D
    9.875%, 10/15/07 ............................  B-        190      166,250
                                                                  -----------
LIFE & HEALTH INSURANCE--0.7%
  StanCorp Financial Group, Inc. 6.875%,
    10/1/12 .....................................  BBB+      300      307,325
                                                                  -----------
MANAGED HEALTH CARE--1.6%
  UnitedHealth Group, Inc. 7.50%, 11/15/05 ......  A          70       78,963
  UnitedHealth Group, Inc. 5.20%, 1/17/07 .......  A         130      137,587
  WellPoint Health Networks, Inc. 6.375%,
    6/15/06 .....................................  A-        455      496,363
                                                                  -----------
                                                                      712,913
                                                                  -----------
METAL & GLASS CONTAINERS--1.7%
  Ball Corp. 144A 6.875%, 12/15/12 (b) ..........  BB         75       75,750
  Owens Illinois, Inc. 7.85%, 5/15/04 ...........  B+        400      397,000
  Owens-Brockway Glass Container, Inc.
    8.875%, 2/15/09 .............................  BB        140      144,900
  Owens-Brockway Glass Container, Inc. 144A
    8.75%, 11/15/12 (b) .........................  BB        100      102,000
                                                                  -----------
                                                                      719,650
                                                                  -----------
MOVIES & ENTERTAINMENT--2.2%
  AMC Entertainment, Inc. 9.875%, 2/1/12 ........  CCC+       65       64,350
  AOL Time Warner, Inc. 5.625%, 5/1/05 ..........  BBB+      250      255,647
  AOL Time Warner, Inc. 6.875%, 5/1/12 ..........  BBB+      125      132,013
  Time Warner, Inc. 7.25%, 10/15/17 .............  BBB+      220      228,563
  Viacom, Inc. 6.40%, 1/30/06 ...................  A-        125      138,003
  Viacom, Inc. 5.625%, 8/15/12 ..................  A-        125      133,603
                                                                  -----------
                                                                      952,179
                                                                  -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)      VALUE
                                              ----------- ------  -----------
MULTI-LINE INSURANCE--0.2%
  CNA Financial Corp. 6.60%, 12/15/08 .........    BBB-     25    $    24,306
  Farmers Insurance Exchange 144A 8.50%,
    8/1/04 (b) ................................    BBB+     50         49,566
                                                                  -----------
                                                                       73,872
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.6%
  Magnum Hunter Resources, Inc. 9.60%,
    3/15/12 ...................................    B+       60         64,050
  Pemex Project Funding Master Trust Series 144A
    7.375%, 12/15/14 (b) ......................    BBB-    200        205,000
                                                                  -----------
                                                                      269,050
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.2%
  Teppco Partners LP 7.625%, 2/15/12 ..........    BBB     100        108,851
                                                                  -----------
PACKAGED FOODS & MEATS--2.9%
  Del Monte Corp. 9.25%, 5/15/11 ..............    B        30         31,387
  Del Monte Corp. 144A 8.625%, 12/15/12 (b) ...    B        25         25,625
  General Mills, Inc. 3.875%, 11/30/07 ........    BBB+    175        176,745
  General Mills, Inc. 5.125%, 2/15/07 .........    BBB+    125        132,804
  General Mills, Inc. 6%, 2/15/12 .............    BBB+     75         81,573
  Hormel Foods Corp. 6.625%, 6/1/11 ...........    A       150        171,188
  Kellogg Co. Series B 6%, 4/1/06 .............    BBB     225        243,885
  Kellogg Co. Series B 6.60%, 4/1/11 ..........    BBB     200        225,249
  Sara Lee Corp. 6.125%, 11/1/32 ..............    A+       75         78,982
  Unilever Capital Corp. 5.90%, 11/15/32 ......    A+      100        102,293
                                                                  -----------
                                                                    1,269,731
                                                                  -----------
PAPER PRODUCTS--0.2%
  International Paper Co. 144A 5.85%,
    10/30/12 (b) ..............................    BBB      75         78,528
                                                                  -----------
PERSONAL PRODUCTS--0.3%
  Gillette Co. 4.125%, 8/30/07 ................    AA-     125        129,512
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--0.2%
  Progressive Corp. 6.25%, 12/1/32 ............    A+       75         76,948
                                                                  -----------
PUBLISHING & PRINTING--2.3%
  Belo Corp. 7.125%, 6/1/07 ...................    BBB-    165        180,189
  Belo Corp. 8%, 11/1/08 ......................    BBB-     75         85,867
  Dex Media East LLC 144A 9.875%,
    11/15/09 (b) ..............................    B        25         26,875
  Dex Media East LLC 144A 12.125%,
    11/15/12 (b) ..............................    B        90        100,125
  Gannett Co., Inc. 4.95%, 4/1/05 .............    A       265        280,449
  Hollinger International Publishing 144A 9%,
    12/15/10 (b) ..............................    B        25         25,344
  News America Holdings, Inc. 8.50%,
    2/15/05 ...................................    BBB-     35         37,845
  News America Holdings, Inc. 6.625%,
    1/9/08 ....................................    BBB-    250        267,946
                                                                  -----------
                                                                    1,004,640
                                                                  -----------
RAILROADS--0.2%
  CSX Corp 4.875%, 11/1/09 ....................    BBB      95         97,878
                                                                  -----------
REITS--0.4%
  Health Care REIT, Inc. 8%, 9/12/12 ..........    BBB-    175        178,865
                                                                  -----------
RESTAURANTS--0.5%
  Wendy's International, Inc. 6.20%, 6/15/14 ..  BBB+      160        177,602
  Yum! Brands, Inc. 7.70%, 7/1/12 .............    BB       25         26,125
                                                                  -----------
                                                                      203,727
                                                                  -----------

                                               STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                              (UNAUDITED) (000)      VALUE
                                              ----------- ------  -----------
SOFT DRINKS--1.2%
  Coca Cola Enterprises, Inc. 6.125%, 8/15/11 .    A    $  105    $   116,035
  Coca Cola Enterprises, Inc. 7.125%, 8/1/17 ..    A       133        159,988
  Coca-Cola Enterprises, Inc. 4.375%, 9/15/09 .    A       250        257,536
                                                                  -----------
                                                                      533,559
                                                                  -----------
SPECIALTY STORES--0.5%
  Autozone, Inc. 5.875%, 10/15/12 .............    BBB+    200        206,665
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
  Nextel Communications, Inc. 9.375%,
    11/15/09 ..................................    B       100         91,000
                                                                  -----------
TOTAL CORPORATE BONDS
  (Identified cost $22,262,356) ..............................     23,447,517
                                                                  -----------
FOREIGN GOVERNMENT SECURITIES--3.2%
GERMANY--2.8%
Bundesobligation Series 140 4.50%, 8/17/07 ....    AAA     175(g)     192,095
Deutsche Bundesrepublik 5%, 7/4/12 ............    AAA     900(g)   1,002,337
                                                                  -----------
                                                                    1,194,432
                                                                  -----------
MEXICO--0.4%
  United Mexican States 7.50%, 1/14/12 ........    BBB-    110        117,837
  United Mexican States 8%, 9/24/22 ...........    BBB-     75         77,625
                                                                  -----------
                                                                      195,462
                                                                  -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $1,309,774) ...............................      1,389,894
                                                                  -----------
FOREIGN CORPORATE BONDS--2.0%
CANADA--0.2%
  Corus Entertainment, Inc. 8.75%, 3/1/12 .....    B+       90         95,737
                                                                  -----------
LUXEMBOURG--0.2%
  Tyco International Group SA 6.375%,
    6/15/05 ...................................    BBB-    100         97,000
                                                                  -----------
UNITED KINGDOM--1.6%
  British Sky Broadcasting plc 7.30%,
    10/15/06 ..................................    BB+     250        260,256
  British Sky Broadcasting plc 6.875%,
    2/23/09 ...................................    BB+     400        409,612
                                                                  -----------
                                                                      669,868
                                                                  -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $833,886) .................................        862,605
                                                                  -----------
CONVERTIBLE BONDS--2.7%
COMPUTER STORAGE & PERIPHERALS--0.0%
  Candescent Technologies Corp. Cv. 144A
    8%, 5/1/03 (b),(c),(d),(e) ................    NR       50          4,250
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.7%
  Verizon Global Funding Corp. 144A 4.25%,
    9/15/05 (b) ...............................    A+    1,100      1,152,250
                                                                  -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $1,154,433) ...............................      1,156,500
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--95.5%
  (Identified cost $39,470,445) ..............................     41,397,857
                                                                  -----------

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)        VALUE
                                           -----------  ------    -----------
SHORT-TERM OBLIGATIONS--4.1%
FEDERAL AGENCY SECURITIES--0.7%
  Freddie Mac 0.75%, 1/2/03 ..................          $  300    $   299,994
                                                                  -----------
COMMERCIAL PAPER--3.4%
  General Electric Capital Corp.
    1.25%, 1/2/03 ............................  A-1+     1,500      1,499,948
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,799,942) ...............................      1,799,942
                                                                  -----------
TOTAL INVESTMENTS--99.6%
  (Identified cost $41,270,387) ..............................     43,197,799(a)
  Other assets and liabilities, net--0.4%.....................        157,837
                                                                  -----------
NET ASSETS--100.0% ...........................................    $43,355,636
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,997,866 and gross depreciation of $110,568 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $41,310,501.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $2,743,279 or 6.3% of net assets.

(c) Security in default.

(d) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2002, this security amounted to $4,250 or 0.01% of net assets.

(e) Non income producing.

(f) All or a portion segregated as collateral for forward contracts or long settlements.

(g) Par value represents Euro. (h) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $41,270,387) ....  $43,197,799
Cash ............................................................       66,985
Receivables
  Interest ......................................................      597,859
  Fund shares sold ..............................................       87,844
Prepaid expenses ................................................          446
                                                                   -----------
    Total assets ................................................   43,950,933
                                                                   -----------
LIABILITIES
Net unrealized depreciation on forward foreign currency contracts       54,179
Payables
  Fund shares repurchased .......................................      302,141
  Investment securities purchased ...............................      163,926
  Professional fee ..............................................       39,981
  Financial agent fee ...........................................        5,963
  Investment advisory fee .......................................        2,616
  Trustees' fee .................................................        2,031
Accrued expenses ................................................       24,460
                                                                   -----------
    Total liabilities ...........................................      595,297
                                                                   -----------
NET ASSETS ......................................................  $43,355,636
                                                                   ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..............  $41,496,710
  Undistributed net investment income ...........................       11,503
  Accumulated net realized loss .................................      (26,174)
  Net unrealized appreciation ...................................    1,873,597
                                                                   -----------
NET ASSETS ......................................................  $43,355,636
                                                                   ===========
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization ........................................    4,013,371
                                                                   ===========
Net asset value and offering price per share ....................       $10.80
                                                                        ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Interest ......................................................   $1,924,363
                                                                    ----------
    Total investment income .....................................    1,924,363
                                                                    ----------
EXPENSES
  Investment advisory fee .......................................      270,335
  Financial agent fee ...........................................       69,036
  Professional ..................................................       42,745
  Printing ......................................................       31,331
  Custodian .....................................................       23,953
  Trustees ......................................................        4,620
  Miscellaneous .................................................       10,069
                                                                    ----------
    Total expenses ..............................................      452,089
    Less expenses borne by investment adviser ...................     (101,719)
    Custodian fees paid indirectly ..............................         (420)
                                                                    ----------
    Net expenses ................................................      349,950
                                                                    ----------
NET INVESTMENT INCOME ...........................................    1,574,413
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...............................      183,552
  Net change in unrealized  appreciation (depreciation)
    on investments ..............................................    1,822,750
  Net change in unrealized  appreciation (depreciation) on
    forward currency and forward currency transactions ..........      (53,815)
                                                                    ----------
NET GAIN ON INVESTMENTS .........................................    1,952,487
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $3,526,900
                                                                    ==========

                        See Notes to Financial Statements

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED      YEAR ENDED
                                                                                    12/31/02        12/31/01
                                                                                  -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ...............................................    $ 1,574,413      $ 1,035,171
  Net realized gain (loss) ...................................................        183,552          313,577
  Net change in unrealized appreciation (depreciation) .......................      1,768,935         (154,312)
                                                                                  -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................      3,526,900        1,194,436
                                                                                  -----------      -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ......................................................     (1,583,110)      (1,025,894)
  Net realized short-term gains ..............................................        (81,351)        (125,681)
  Net realized long-term gains ...............................................        (58,966)         (69,856)
                                                                                  -----------      -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................     (1,723,427)      (1,221,431)
                                                                                  -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,773,686 and 1,804,732 shares, respectively)     29,137,626       18,830,362
  Net asset value of shares issued from reinvestment of distributions
    (163,467 and 119,019 shares, respectively) ...............................      1,723,427        1,221,431
  Cost of shares repurchased (1,538,829 and 552,536 shares, respectively) ....    (16,097,335)      (5,782,897)
                                                                                  -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................     14,763,718       14,268,896
                                                                                  -----------      -----------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................     16,567,191       14,241,901
NET ASSETS
  Beginning of period ........................................................     26,788,445       12,546,544
                                                                                  -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $11,503 AND $16,381, RESPECTIVELY) .......................................    $43,355,636      $26,788,445
                                                                                  ===========      ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     YEAR ENDED DECEMBER 31,    FROM INCEPTION
                                                                                  ----------------------------    12/15/99 TO
                                                                                   2002      2001(7)     2000      12/31/99
                                                                                  ------     ------     ------  --------------
Net asset value, beginning of period ........................................     $10.24     $10.09     $ 9.98       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................................       0.47       0.55(6)    0.53         0.02
  Net realized and unrealized gain (loss) ...................................       0.60       0.17       0.10        (0.02)
                                                                                  ------     ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ........................................       1.07       0.72       0.63           --
                                                                                  ------     ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................................      (0.47)     (0.49)     (0.52)       (0.02)
  Distributions from net realized gains .....................................      (0.04)     (0.08)        --           --
                                                                                  ------     ------     ------       ------
    TOTAL DISTRIBUTIONS .....................................................      (0.51)     (0.57)     (0.52)       (0.02)
                                                                                  ------     ------     ------       ------
CHANGE IN NET ASSET VALUE ...................................................       0.56       0.15       0.11        (0.02)
                                                                                  ------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD ..............................................     $10.80     $10.24     $10.09       $ 9.98
                                                                                  ======     ======     ======       ======
Total return ................................................................      10.62%      7.24%      6.43%        0.02%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .......................................    $43,356    $26,788    $12,547       $5,232
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .....................................................       1.04%(5)   0.95%(5)   1.00%(4)     0.95%(1)
  Net investment income .....................................................       4.66%      5.31%      6.63%        4.81%(1)
Portfolio turnover ..........................................................        254%       305%       227%           0%(2)


(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.34%, 1.51%, 2.47% and 8.18% for the periods ended December 31, 2002, 2001, 2000 and 1999, respectively.

(4) For the year ended December 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.95%.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.

(6) Computed using average shares outstanding.

(7) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.41% to 5.31%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks growth of capital by investing primarily in common stocks of small to large companies that exhibit strong growth prospects. Generally, the fund emphasizes issuers of larger, more well-established companies.


Q: HOW DID THE PORTFOLIO PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: For the fiscal year ended December 31, 2002, the fund declined 28.84%, lagging its benchmark, the S&P 500 Index, 1 which declined 22.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: An increasingly positive macroeconomic picture at the start of 2002 led investors to hope that an economic turnaround would materialize in the year. However, significant levels of excess capacity in a range of industries as well as already-robust consumer spending suggested a recovery would be slow going. With economic weakness persisting, the Federal Reserve cut the short-term lending rate by 50 basis points in the fourth quarter, citing anemic corporate spending and a potential war with Iraq for its decision.

     Meanwhile, the markets remained volatile as investors were often quick to abandon any company with even a hint of balance sheet or cash flow issues. Though a rally developed during the fourth quarter, investors became more cautious in December with news of lackluster holiday sales and rising unemployment contributing to the decline. Consequently, the major market indices logged their third straight year of losses.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A: In this challenging environment, we have been focusing on positioning the portfolio for an eventual economic turnaround by looking for companies with stable industry fundamentals, transparent business models and favorable growth prospects.

     Fitting this mold is SLM Corp., which has benefited from strong industry fundamentals, namely low interest rates. SLM, commonly known as Sallie Mae, is the nation's leading provider of higher education funding and manages more than $72 billion in student loans for more than seven million borrowers. We like the company's near- to mid-term outlook for its low-capital business structure, low interest rate risk, low marginal competition risk, and likely increase in business.

     Anheuser-Busch, the world's largest brewer, was also a positive contributor to the portfolio's performance. The company reported steady improvement in terms of volume and revenue through 2001 and the first three quarters of 2002, citing strong growth in its U.S. and foreign beer businesses as well as a favorable pricing environment.

     One of the year's detractors was leading home-improvement retailer Home Depot, which announced that holiday sales and earnings would fall below its previous expectations and that sales may be sluggish into the next fiscal year. The company blamed its lower sales on a challenging retail environment and disruptions caused by a store-remodeling program.

     Software giant Microsoft was another drag on performance. Although the company delivered a positive earnings surprise for the third quarter--driven by the switch to a subscription-based business model for its software and services--it suffered along with the weak PC market. On the legal front, in November a federal judge approved the company's antitrust settlement with the U.S. Department of Justice, bringing Microsoft one step closer to resolving antitrust concerns about its Windows operating system.


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: With three years of declining stock prices and corporate restructuring behind us, 2003 should provide a more benign investment environment than we have seen in some time. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, we foresee selective pockets of strength rather than a significant across-the-board rally. Nonetheless, we believe this landscape should play to our stock-picking strengths.

                           PHOENIX-JANUS GROWTH SERIES


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH


                   Growth Series       S&P 500 Index 1
                   -------------       ---------------
12/15/99             $10,000.00          $10,000.00
12/31/99             $10,599.90          $10,400.00
12/29/00              $9,415.93           $9,444.51
12/31/01              $7,171.17           $8,322.99
12/31/02              $5,103.07           $6,483.57


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           FROM
                                                         INCEPTION
                                                        12/15/99 TO
                                             1 YEAR      12/31/02
--------------------------------------------------------------------------------
  Growth Series                              (28.84)%     (19.81)%
--------------------------------------------------------------------------------
  S&P 500 Index 1                            (22.01)%     (13.26)%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P 500 Index is a measure of stock market total return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

                           PHOENIX-JANUS GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                          SHARES     VALUE
                                                         -------  -----------
COMMON STOCKS--94.0%
AEROSPACE & DEFENSE--2.1%
  General Dynamics Corp. .........................         9,190  $   729,410
  Honeywell International, Inc. ..................        18,410      441,840
                                                                  -----------
                                                                    1,171,250
                                                                  -----------
APPAREL RETAIL--1.1%
  TJX Cos., Inc. (The) ...........................        30,850      602,192
                                                                  -----------
APPLICATION SOFTWARE--1.6%
  Electronic Arts, Inc. (b) ......................        18,205      906,063
                                                                  -----------
BANKS--2.1%
  Bank of New York Co., Inc. (The) ...............        48,400    1,159,664
                                                                  -----------
BIOTECHNOLOGY--4.8%
  Amgen, Inc. (b) ................................        16,605      802,686
  Genentech, Inc. (b) ............................        56,965    1,888,959
                                                                  -----------
                                                                    2,691,645
                                                                  -----------
BREWERS--3.7%
  Anheuser-Busch Cos., Inc. ......................        43,190    2,090,396
                                                                  -----------
BROADCASTING & CABLE TV--7.2%
  Cablevision Systems New York Group Class A (b) .        90,596    1,516,577
  Liberty Media Corp. Class A (b) ................       282,171    2,522,609
                                                                  -----------
                                                                    4,039,186
                                                                  -----------
CASINOS & GAMING--2.4%
  MGM MIRAGE (b) .................................        41,340    1,362,980
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.0%
  Lexmark International, Inc. (b) ................         9,625      582,312
                                                                  -----------
DATA PROCESSING SERVICES--2.8%
  Automatic Data Processing, Inc. ................        39,275    1,541,544
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES--15.3%
  Citigroup, Inc. ................................        18,934      666,287
  Fannie Mae .....................................        35,690    2,295,938
  Moody's Corp. ..................................        12,430      513,235
  Morgan Stanley .................................        41,000    1,636,720
  Schwab (Charles) Corp. (The) ...................       100,150    1,086,628
  SLM Corp. ......................................        23,055    2,394,492
                                                                  -----------
                                                                    8,593,300
                                                                  -----------
GENERAL MERCHANDISE STORES--1.0%
  Costco Wholesale Corp. (b) .....................        20,840      584,770
                                                                  -----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.1%
  McKesson Corp. .................................        23,245      628,312
                                                                  -----------
HOME IMPROVEMENT RETAIL--1.8%
  Home Depot, Inc. (The) .........................        42,765    1,024,649
                                                                  -----------
HOUSEHOLD PRODUCTS--1.8%
  Colgate-Palmolive Co. ..........................        19,260    1,009,802
                                                                  -----------
INDUSTRIAL CONGLOMERATES--2.4%
  General Electric Co. ...........................        55,530    1,352,155
                                                                  -----------

                                                          SHARES     VALUE
                                                         -------  -----------
INSURANCE BROKERS--1.6%
  Marsh & McLennan Cos., Inc. ....................        19,055  $   880,532
                                                                  -----------
MANAGED HEALTH CARE--3.5%
  WellPoint Health Networks, Inc. (b) ............        27,250    1,939,110
                                                                  -----------
MOTORCYCLE MANUFACTURERS--0.7%
  Harley-Davidson, Inc. ..........................         9,010      416,262
                                                                  -----------
MOVIES & ENTERTAINMENT--7.7%
  AOL Time Warner, Inc. (b) ......................        81,065    1,061,952
  Metro-Goldwyn-Mayer, Inc. (b) ..................        47,250      614,250
  Viacom, Inc. Class B (b) .......................        64,370    2,623,721
                                                                  -----------
                                                                    4,299,923
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--3.1%
  Anadarko Petroleum Corp. .......................        36,625    1,754,338
                                                                  -----------
PHARMACEUTICALS--8.3%
  Johnson & Johnson ..............................        31,975    1,717,377
  Pfizer, Inc. ...................................        85,178    2,603,892
  Wyeth ..........................................         8,345      312,103
                                                                  -----------
                                                                    4,633,372
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--2.7%
  Allstate Corp. (The) ...........................        41,140    1,521,769
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--2.0%
  Applied Materials, Inc. (b) ....................        86,265    1,124,033
                                                                  -----------
SEMICONDUCTORS--2.2%
  Linear Technology Corp. ........................        32,110      825,869
  Texas Instruments, Inc. ........................        27,195      408,197
                                                                  -----------
                                                                    1,234,066
                                                                  -----------
SPECIALTY STORES--1.5%
Weight Watchers International, Inc. (b) ..........        18,835      865,845
                                                                  -----------
SYSTEMS SOFTWARE--7.1%
  Microsoft Corp. (b) ............................        62,825    3,248,053
  Oracle Corp. (b) ...............................        68,265      737,262
                                                                  -----------
                                                                    3,985,315
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT--0.8%
  QUALCOMM, Inc. (b) .............................        11,575      421,214
                                                                  -----------
CATALOG RETAIL--0.6%
  USA Interactive (b) ............................        13,995      320,765
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $68,495,150) ................................   52,736,764
                                                                  -----------
FOREIGN COMMON STOCKS--3.7%
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
  Flextronics International Ltd. (Singapore) (b) .       101,680      832,759
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT--2.2%
  Nokia Oyj ADR (Finland) ........................        81,145    1,257,748
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,850,775) .................................    2,090,507
                                                                  -----------

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

                                                STANDARD
                                                 & POOR'S   PAR
                                                 RATING    VALUE
                                              (UNAUDITED)  (000)    VALUE
                                              ----------  ------  -----------
AGENCY MORTGAGE-BACKED SECURITIES--0.1%
  FNMA 4.75%, 11/14/03 ........................    AAA    $   65  $    66,923
                                                                  -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $65,169) ....................................       66,923
                                                                  -----------
CORPORATE BONDS--0.2%
BREWERS--0.1%
  Anheuser Busch 6%, 4/15/11 ..................    A+         15       16,648
                                                                  -----------
COMMODITY CHEMICALS--0.1%
  Lyondell Chemical, Inc. Series A 9.625%,
    5/1/07 ....................................    BB         66       63,690
                                                                  -----------
TOTAL CORPORATE BONDS
  (Identified cost $81,778) ....................................       80,338
                                                                  -----------
CONVERTIBLE BONDS--0.2%
BROADCASTING & CABLE TV--0.2%
  Clear Channel Communications, Inc. Cv.
    2.625%, 4/1/03 ............................    BBB-       98       97,265
                                                                  -----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $99,722) ....................................       97,265
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--98.2%
  (Identified cost $73,592,594) ................................   55,071,797
                                                                  -----------
SHORT-TERM OBLIGATIONS--2.1%
COMMERCIAL PAPER--2.1%
  General Electric Company 1.25%, 1/2/03 ......    A-1+    1,200    1,199,958
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,199,958) .................................    1,199,958
                                                                  -----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $74,792,552) ................................   56,271,755(a)
  Other assets and liabilities, net--(0.3)% ....................     (175,711)
                                                                  -----------
NET ASSETS--100.0% .............................................  $56,096,044
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,331,933 and gross depreciation of $20,653,428 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $75,593,250.

(b) Non-income producing.

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $74,792,552) .............................    $ 56,271,755
Cash .....................................................................................          36,889
Receivables
  Fund shares sold .......................................................................          61,273
  Dividends and interest .................................................................          32,296
Prepaid expenses .........................................................................             951
                                                                                              ------------
    Total assets .........................................................................      56,403,164
                                                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased ................................................................         153,319
  Investment advisory fee ................................................................          71,340
  Professional fee .......................................................................          39,731
  Printing fee ...........................................................................          25,378
  Financial agent fee ....................................................................           7,305
  Trustees' fee ..........................................................................           2,031
Accrued expenses .........................................................................           8,016
                                                                                              ------------
    Total liabilities ....................................................................         307,120
                                                                                              ------------
NET ASSETS ...............................................................................    $ 56,096,044
                                                                                              ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .......................................    $115,669,012
  Accumulated net realized loss ..........................................................     (41,052,237)
  Net unrealized depreciation ............................................................     (18,520,731)
                                                                                              ------------
NET ASSETS ...............................................................................    $ 56,096,044
                                                                                              ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .........      11,005,197
                                                                                              ============
Net asset value and offering price per share .............................................           $5.10
                                                                                                     =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ..............................................................................    $    586,695
  Interest ...............................................................................          37,498
  Foreign taxes withheld .................................................................          (4,784)
                                                                                              ------------
    Total investment income ..............................................................         619,409
                                                                                              ------------
EXPENSES
  Investment advisory fee ................................................................         578,245
Financial agent fee ......................................................................          97,055
  Professional ...........................................................................          38,780
  Trustees ...............................................................................           5,586
  Miscellaneous ..........................................................................          12,350
                                                                                              ------------
    Total expenses .......................................................................         732,016
                                                                                              ------------
NET INVESTMENT LOSS ......................................................................        (112,607)
                                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ........................................................     (15,442,290)
  Net change in unrealized appreciation (depreciation)
    on investments .......................................................................      (8,944,474)
  Net change in unrealized appreciation (depreciation) on foreign currency
   and foreign currency transactions .....................................................              66
                                                                                              ------------
NET LOSS ON INVESTMENTS ..................................................................     (24,386,698)
                                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................    $(24,499,305)
                                                                                              ============

                        See Notes to Financial Statements

                           PHOENIX-JANUS GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED       YEAR ENDED
                                                                                              12/31/02         12/31/01
                                                                                            ------------     ------------
FROM OPERATIONS
  Net investment income (loss) .........................................................    $   (112,607)    $   (177,090)
  Net realized gain (loss) .............................................................     (15,442,290)     (19,633,207)
  Net change in unrealized appreciation (depreciation) .................................      (8,944,408          (53,121)
                                                                                            ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................     (24,499,305)     (19,863,418)
                                                                                            ------------     ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,634,199 and 5,787,397 shares, respectively) .........      20,650,808       46,048,090
  Net asset value of shares issued in  conjunction  with
  Plan of Reorganization (3,141,426 and 0 shares, respectively) (See Note 10) ..........      22,032,065               --
  Cost of shares repurchased (5,367,448 and 3,580,790 shares, respectively) ............     (30,830,569)     (26,949,606)
                                                                                            ------------     ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................      11,852,304       19,098,484
                                                                                            ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS ................................................     (12,647,001)        (764,934)
NET ASSETS
  Beginning of period ..................................................................      68,743,045       69,507,979
                                                                                            ------------     ------------
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)    $ 56,096,044     $ 68,743,045
                                                                                            ============     ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    YEAR ENDED DECEMBER 31,      FROM INCEPTION
                                                                                  ----------------------------     12/15/99 TO
                                                                                   2002       2001       2000        2/31/99
                                                                                  ------     ------     ------   --------------
Net asset value, beginning of period ....................................         $ 7.16     $ 9.41     $10.60       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........................................          (0.01)(5)  (0.02)(5)   0.01         0.01
  Net realized and unrealized gain (loss) ...............................          (2.05)     (2.23)     (1.19)        0.59
                                                                                  ------     ------     ------       ------
TOTAL FROM INVESTMENT OPERATIONS ........................................          (2.06)     (2.25)     (1.18)        0.60
                                                                                  ------     ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................................             --         --      (0.01)          --
                                                                                  ------     ------     ------       ------
    TOTAL DISTRIBUTIONS .................................................             --         --      (0.01)          --
                                                                                  ------     ------     ------       ------
CHANGE IN NET ASSET VALUE ...............................................          (2.06)     (2.25)     (1.19)        0.60
                                                                                  ------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD ..........................................         $ 5.10     $ 7.16     $ 9.41       $10.60
                                                                                  ======     ======     ======       ======
Total return ............................................................         (28.84)%   (23.84)%   (11.17)%       6.00%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...................................        $56,096    $68,743    $69,508       $3,275
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ................................................           1.08%      1.00%(4)   1.00%        1.00%(1)
  Net investment income (loss) ..........................................          (0.17)%    (0.26)%     0.15%        1.61%(1)
Portfolio turnover ......................................................             62%        35%        16%           0%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.19%, 1.24% and 17.29% for the periods ended December 31, 2001, 2000 and 1999, respectively.

(4) For the period ended December 31, 2001 the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would not significantly differ.

(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX-KAYNE LARGE-CAP CORE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE INVESTMENT OBJECTIVE?

A: The investment objective is to achieve long-term capital appreciation with dividend income as a secondary consideration.


Q: DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STRATEGY.

A: Our fund's investment philosophy and fund strategy are to:

    o Own high-quality companies distinguished by increasing dividends;
    o Focus exclusively on profitable large-cap companies, selling at a discount, with consistent earnings and rising free cash flow that supports rising dividend payments to shareholders;
    o Invest only in companies with a bond credit rating of A to AAA or with no debt.


Q: HOW DID THE FUND PERFORM DURING THIS REPORTING PERIOD?

A: Since the fund's inception on August 12, 2002, the fund returned -3.45% compared with a return of -1.94% for the S&P 500 Index 1 for the same time period. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: DESCRIBE THE MARKET ENVIRONMENT DURING THIS PERIOD.

A: Since the fund's inception in mid-August, the market across the board began turning in good performance. In the fourth quarter of 2002, the time period that most affected the fund, the benchmark S&P 500 Index (+8.44%), the Dow Jones Industrial Average 2 (+10.59%), and the NASDAQ Composite Index 3 (+14.07%) produced solid positive returns, with every economic sector in the S&P 500 Index increasing. The best-performing sectors during the quarter were telecommunications services (+37.24%), information technology (+22.32%), and materials (+12.83%). The worst performing sectors were consumer staples (+1.15%), consumer discretionary (+1.97%), and utilities (+4.89%).


Q: WHAT FACTORS HELPED OR HURT PERFORMANCE?

A: The sectors that contributed the most to relative return were health care and energy, while consumer staples and financials detracted from return. From a quality perspective, the below-investment grade companies performed strongly in the final months of the year. The fund had a zero weighting in this group. However, for the entire fourth quarter, quality effects were not decisive in explaining return differentials.

     For the rest of the year, quality was a clear factor in returns; higher quality companies significantly outperformed lower quality companies. The fund benefited from the consistent overweighting of high-quality companies and from stock selection within this group.


Q: WHAT IS YOUR OUTLOOK?

A: We believe that equity returns over the next several years will return to moderate long-term averages. A cash return component in the form of dividends may play a larger role in the total return equation. Dividend tax-law changes advanced by the Administration support this view. Currently 28 of the 29 companies in the portfolio pay increasing cash dividends to shareholders and 100% of the companies have credit quality profiles of A to AAA.

                       PHOENIX-KAYNE LARGE-CAP CORE SERIES


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH


                    Large-Cap Core Series    S&P 500 Index 1
                    ---------------------    ---------------
8/12/02                  $10,000.00            $10,000.00
12/31/02                  $9,654.87             $9,806.45


Average Total Returns for Period Ending 12/31/02

                                                                         FROM
                                                                       INCEPTION
                                                                      8/12/02 TO
                                                                       12/31/02
--------------------------------------------------------------------------------
  Large-Cap Core Series                                                 (3.45)%
--------------------------------------------------------------------------------
  S&P 500 Index 1                                                       (1.94)%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 8/12/02. Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

1 The S&P 500 Index is a measure of stock market total return performance.

2 The Dow Jones Industrial Average is a commonly used measure of large-cap stock performance and is provided for general comparative purposes.

3 The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                       PHOENIX-KAYNE LARGE-CAP CORE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES       VALUE
                                                        ------     ----------
COMMON STOCKS--97.1%
BANKS--8.4%
  Fifth Third Bancorp ................................     680         39,814
  Golden West Financial Corp. ........................     515         36,982
  Wells Fargo & Co. ..................................   1,305         61,166
                                                                   ----------
                                                                      137,962
                                                                   ----------
COMPUTER HARDWARE--2.7%
  International Business Machines Corp. ..............     580         44,950
                                                                   ----------
DATA PROCESSING SERVICES--4.5%
  Automatic Data Processing, Inc. ....................   1,880         73,790
                                                                   ----------
DIVERSIFIED CHEMICALS--2.7%
  Du Pont (E.I.) de Nemours & Co. ....................   1,050         44,520
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--9.3%
  American Express Co. ...............................     850         30,047
  Citigroup, Inc. ....................................   1,135         39,941
  Fannie Mae .........................................     485         31,200
  State Street Corp. .................................   1,345         52,455
                                                                   ----------
                                                                      153,643
                                                                   ----------
GENERAL MERCHANDISE STORES--2.8%
  Wal-Mart Stores, Inc. ..............................     905         45,712
                                                                   ----------
HEALTH CARE EQUIPMENT--2.6%
  Medtronic, Inc. ....................................     925         42,180
                                                                   ----------
HOME IMPROVEMENT RETAIL--4.7%
  Home Depot, Inc. (The) .............................   3,240         77,630
                                                                   ----------
HOUSEHOLD PRODUCTS--4.5%
  Procter & Gamble Co. (The) .........................     860         73,908
                                                                   ----------
INDUSTRIAL CONGLOMERATES--4.8%
  General Electric Co. ...............................   3,225         78,529
                                                                   ----------
INDUSTRIAL MACHINERY--2.1%
  Illinois Tool Works, Inc. ..........................     535         34,700
                                                                   ----------
INSURANCE BROKERS--2.9%
  Marsh & McLennan Cos., Inc. ........................   1,020         47,134
                                                                   ----------
INTEGRATED OIL & GAS--5.1%
Exxon Mobil Corp. ....................................   2,390         83,507
                                                                   ----------
INTEGRATED TELECOMMUNICATION SERVICES--3.9%
  SBC Communications, Inc. ...........................   2,390         64,793
                                                                   ----------
MULTI-LINE INSURANCE--3.0%
  American International Group, Inc. .................     865         50,040
                                                                   ----------
PACKAGED FOODS & MEATS--2.5%
  Wrigley (Wm.) Jr. Co. ..............................     760         41,709
                                                                   ----------
PHARMACEUTICALS--14.4%
  Johnson & Johnson ..................................   1,355         72,777
  Lilly (Eli) & Co. ..................................     665         42,228
  Merck & Co., Inc. ..................................     845         47,835
  Pfizer, Inc. .......................................   2,420         73,979
                                                                   ----------
                                                                      236,819
                                                                   ----------

                                                        SHARES       VALUE
                                                        ------     ----------
SEMICONDUCTORS--6.1%
  Intel Corp. ........................................   1,570     $   24,445
  Linear Technology Corp. ............................   2,945         75,745
                                                                   ----------
                                                                      100,190
                                                                   ----------
SOFT DRINKS--4.8%
  Coca-Cola Co. (The) ................................   1,785         78,219
                                                                   ----------
SYSTEMS SOFTWARE--5.3%
  Microsoft Corp. (b) ................................   1,680         86,856
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $1,627,375) ...............................      1,596,791
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--97.1%
  (Identified cost $1,627,375) ...............................      1,596,791
                                                                   ----------
SHORT-TERM OBLIGATIONS--2.7%
MONEY MARKET MUTUAL FUNDS--2.7%
  SSgA Money Market Fund (1.11% seven day
    effective yield) .................................  45,159         45,159
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $45,159) ..................................         45,159
                                                                   ----------
TOTAL INVESTMENTS--99.8%
  (Identified cost $1,672,534) ...............................      1,641,950(a)
  Other assets and liabilities, net--0.2% ....................          2,608
                                                                   ----------
NET ASSETS--100.0% ...........................................     $1,644,558
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $41,834 and gross depreciation of $76,893 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $1,677,009.

(b) Non-income producing.

                        See Notes to Financial Statements

                       PHOENIX-KAYNE LARGE-CAP CORE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $1,672,534) ....     $1,641,950
Receivables
  Investment securities sold ...................................         72,361
  Fund shares sold .............................................         19,662
  Receivable from adviser ......................................         17,591
  Dividends and interest .......................................          1,889
                                                                     ----------
    Total assets ...............................................      1,753,453
                                                                     ----------


LIABILITIES
Payables
  Cash overdraft ...............................................         69,447
  Professional fee .............................................         18,535
  Printing fee .................................................         13,481
  Financial agent fee ..........................................          3,296
  Trustees' fee ................................................          2,031
Accrued expenses ...............................................          2,105
                                                                     ----------
    Total liabilities ..........................................        108,895
                                                                     ----------
NET ASSETS .....................................................     $1,644,558
                                                                     ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............     $1,690,295
  Accumulated net realized loss ................................        (15,153)
  Net unrealized depreciation ..................................        (30,584)
                                                                     ----------
NET ASSETS .....................................................     $1,644,558
                                                                     ==========
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization ........................        170,653
                                                                     ==========
Net asset value and offering price per share ...................          $9.64
                                                                          =====


STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ....................................................       $  6,460
  Interest .....................................................            230
                                                                       --------
    Total investment income ....................................          6,690
                                                                       --------
EXPENSES
  Investment advisory fee ......................................          2,916
  Financial agent fee ..........................................         15,352
  Professional .................................................         19,038
  Printing .....................................................         13,545
  Custodian ....................................................          3,634
  Trustees .....................................................          3,448
  Miscellaneous ................................................          1,705
                                                                       --------
    Total expenses .............................................         59,638
    Less expenses borne by investment adviser ..................        (56,094)
    Custodian fees paid indirectly .............................             (3)
                                                                       --------
    Net expenses ...............................................          3,541
                                                                       --------
NET INVESTMENT INCOME ..........................................          3,149
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................        (15,153)
  Net change in unrealized appreciation (depreciation)
    on investments .............................................        (30,584)
                                                                       --------
NET LOSS ON INVESTMENTS ........................................        (45,737)
                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........       $(42,588)
                                                                       ========

                        See Notes to Financial Statements

                       PHOENIX-KAYNE LARGE-CAP CORE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FROM INCEPTION
                                                                         8/12/02 TO
                                                                          12/31/02
                                                                       --------------
FROM OPERATIONS
  Net investment income (loss) ......................................    $    3,149
  Net realized gain (loss) ..........................................       (15,153)
  Net change in unrealized appreciation (depreciation) ..............       (30,584)
                                                                         ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......       (42,588)
                                                                         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................................        (3,194)
                                                                         ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .........        (3,194)
                                                                         ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (181,833 shares) ....................     1,798,494
  Net asset value of shares issued from reinvestment of
    distributions (332 shares) ......................................         3,194
  Cost of shares repurchased (11,512 shares) ........................      (111,348)
                                                                         ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .........     1,690,340
                                                                         ----------
  NET INCREASE (DECREASE) IN NET ASSETS .............................     1,644,558
NET ASSETS
  Beginning of period ...............................................            --
                                                                         ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0)    $1,644,558
                                                                         ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              FROM INCEPTION
                                                                                8/12/02 TO
                                                                                 12/31/02
                                                                              --------------
Net asset value, beginning of period .........................................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...............................................      0.02
  Net realized and unrealized gain (loss) ....................................     (0.36)
                                                                                  ------
    TOTAL FROM INVESTMENT OPERATIONS .........................................     (0.34)
                                                                                  ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................     (0.02)
                                                                                  ------
    TOTAL DISTRIBUTIONS ......................................................     (0.02)
                                                                                  ------
CHANGE IN NET ASSET VALUE ....................................................     (0.36)
                                                                                  ------
NET ASSET VALUE, END OF PERIOD ...............................................    $ 9.64
                                                                                  ======
Total return .................................................................     (3.45)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ......................................    $1,645
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ......................................................      0.85%(2),(4)
  Net investment income ......................................................      0.76%(2)
Portfolio turnover ...........................................................        16%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 14.32% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE INVESTMENT OBJECTIVE?

A: The investment objective of the fund is to achieve long-term capital appreciation with dividend income as a secondary consideration. Investors should note that the risks of investing in small-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.

     Our objective is to construct portfolios with superior earnings growth at discount values in comparison to their respective benchmarks. We believe that these qualities, combined with quality, the third dimension of our portfolio differentiation, are the source of our superior long-term investment performance.


Q: DESCRIBE THE PORTFOLIO'S INVESTMENT PHILOSOPHY AND STRATEGY.

A: Our fund's investment philosophy and fund strategy are to:

          o Focus exclusively on high-quality, consistently growing, small-cap companies, selling at discount prices;
          o Invest in companies with:
               o Profitable businesses in slower growing industries,
               o A dominant competitive position with industry-leading profits,
               o Strong returns on capital,  but with an underleveraged  balance sheet,
               o Strong free cash flow;
          o Achieve small-cap value returns with no more risk than the S&P 500 Index.


Q: HOW DID THE PORTFOLIO PERFORM DURING THIS REPORTING PERIOD?

A: The fund returned 1.01% since its inception on August 12, 2002 versus a negative return of 2.32% for the Russell 2000 Value Index 1 and a negative return of 1.94% for the S&P 500 Index 2 for the same period. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: DESCRIBE THE MARKET ENVIRONMENT DURING THIS PERIOD.

A: In the fourth quarter, the time period that most affected our performance because of the fund's inception late in the year, investors became more confident of a sustained recovery, which resulted in gains for all major indexes. The S&P 500 Index rose 8.44%, the Russell Midcap Index 3 advanced 7.92%, and the Russell 2000 Index 4 6.16%.

     Technology was the best performing sector as investors rotated into more economically sensitive stocks. Energy was also a strong performing sector as oil prices spiked with the strike in Venezuela and the continued threat of war with Iraq. Consumer staples and health care, traditional defensive sectors, were the worst performing sectors.


Q: WHAT FACTORS HELPED OR HURT PERFORMANCE?

A: The fund outperformed its benchmark due to our stock selection in high-quality companies and good stock selection within the sectors. However, for the period, unprofitable companies produced the weakest returns, which led to our high-quality portfolio outperforming its benchmark for the period.


1 The Russell 2000 Value Index measures the total return performance of those Russell 2000 companies with lower-to price book ratios and lower forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Russell MidCap Index measures the total return performance of the 800 smallest companies in the Russell 1000 Index and is provided for general comparative purposes.

4 The Russell 2000 Index measures the total return performance of the 2,000 smallest companies in the Russell 3000 Index and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH



                Small-Cap Quality    Russell 2000
                  Value Series      Value Index 1    S&P 500 Index 2
                -----------------   -------------    ---------------
8/12/02            $10,000.00        $10,000.00        $10,000.00
12/31/02           $10,100.50         $9,768.32         $9,806.45


  AVERAGE TOTAL RETURNS FOR PERIOD ENDING 12/31/02

                                                     FROM
                                                   INCEPTION
                                                  8/12/02 TO
                                                   12/31/02
--------------------------------------------------------------------------------
  Small-Cap Quality Value Series                     1.01%
--------------------------------------------------------------------------------
  Russell 2000 Value Index 1                        (2.32)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                   (1.94)%
--------------------------------------------------------------------------------


This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 2000 Value Index measures the total return performance of those Russell 2000 companies with lower-to price book ratios and lower forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Russell MidCap Index measures the total return performance of the 800 smallest companies in the Russell 1000 Index and is provided for general comparative purposes.

4 The Russell 2000 Index measures the total return performance of the 2,000 smallest companies in the Russell 3000 Index and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                        SHARES        VALUE
                                                        ------     ----------
COMMON STOCKS--87.6%
APPLICATION SOFTWARE--4.2%
  Reynolds & Reynolds Co. (The) Class A ..............   1,445       $ 36,804
                                                                     --------
AUTO PARTS & EQUIPMENT--4.9%
  Federal Signal Corp. ...............................   2,195         42,627
                                                                     --------
BANKS--12.6%
  National Commerce Financial Corp. ..................   1,245         29,693
  Park National Corp. ................................     400         39,520
  Washington Federal, Inc. ...........................   1,630         40,506
                                                                     --------
                                                                      109,719
                                                                     --------
CONSTRUCTION & ENGINEERING--3.8%
  Insituform Technologies, Inc. (b) ..................   1,945         33,162
                                                                     --------
DISTRIBUTORS--3.6%
  Advanced Marketing Services, Inc. ..................   2,150         31,605
                                                                     --------
DIVERSIFIED COMMERCIAL SERVICES--8.1%
  ABM Industries, Inc. ...............................   2,640         40,920
  Equifax, Inc. ......................................   1,260         29,156
                                                                     --------
                                                                       70,076
                                                                     --------
DIVERSIFIED FINANCIAL SERVICES--5.8%
  American Capital Strategies Ltd. ...................   1,125         24,289
  MCG Capital Corp. ..................................   2,450         26,312
                                                                     --------
                                                                       50,601
                                                                     --------
ENVIRONMENTAL SERVICES--3.0%
  Landauer, Inc. .....................................     750         26,063
                                                                     --------
HEALTH CARE EQUIPMENT--7.4%
  Diagnostic Products Corp. ..........................   1,010         39,006
  Young Innovations, Inc. (b) ........................   1,100         25,597
                                                                     --------
                                                                       64,603
                                                                     --------
HOME FURNISHINGS--4.6%
  La-Z-Boy, Inc. .....................................   1,655         39,687
                                                                     --------
INDUSTRIAL CONGLOMERATES--4.6%
  Teleflex, Inc. .....................................     925         39,673
                                                                     --------
INDUSTRIAL MACHINERY--4.8%
  Clarcor, Inc. ......................................     525         16,942
  Lincoln Electric Holdings, Inc. ....................   1,050         24,307
                                                                     --------
                                                                       41,249
                                                                     --------
NETWORKING EQUIPMENT--3.9%
  Black Box Corp. ....................................     765         34,272
                                                                     --------
OIL & GAS EQUIPMENT & SERVICES--4.5%
  CARBO Ceramics, Inc. ...............................   1,165         39,261
                                                                     --------
SPECIALTY CHEMICALS--4.6%
  RPM International, Inc. ............................   2,610         39,880
                                                                     --------
TELECOMMUNICATIONS EQUIPMENT--2.9%
  Inter-Tel, Inc. ....................................   1,200         25,093
                                                                     --------
TRUCKING--4.3%
  Landstar System, Inc. (b) ..........................     635         37,059
                                                                     --------
TOTAL COMMON STOCKS
  (Identified cost $756,407) .................................        761,434
                                                                     --------

                                                        SHARES        VALUE
                                                        ------     ----------
FOREIGN COMMON STOCKS--8.6%
DIVERSIFIED FINANCIAL SERVICES--4.2%
  Stewart (W.P.) & Co. Ltd. (Bermuda) ................   2,020       $ 36,198
                                                                     --------
WATER UTILITIES--4.4%
  Consolidated Water Co. Ltd. (Cayman Islands) .......   2,600         38,324
                                                                     --------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $75,397) ..................................         74,522
                                                                     --------
TOTAL LONG-TERM INVESTMENTS--96.2%
  (Identified cost $831,804) .................................        835,956
                                                                     --------
SHORT-TERM OBLIGATIONS--3.9%
MONEY MARKET MUTUAL FUNDS--3.9%
  SSgA Money Market Fund (1.11% seven day
    effective yield) .................................  33,458         33,458
                                                                     --------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $33,458) ..................................         33,458
                                                                     --------
TOTAL INVESTMENTS--100.1%
  (Identified cost $865,262) .................................        869,414(a)
  Other assets and liabilities, net--(0.1)% ..................           (576)
                                                                     --------
NET ASSETS--100.0% ...........................................       $868,838
                                                                     ========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $41,188 and gross depreciation of $37,036 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $865,262.

(b) Non-income producing.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $865,262)    $869,414
Receivables
  Receivable from adviser ...............................      18,013
  Fund shares sold ......................................      16,254
  Dividends and interest ................................       3,378
                                                             --------
    Total assets ........................................     907,059
                                                             --------
LIABILITIES
Payables
  Fund shares repurchased ...............................          66
  Professional fee ......................................      18,534
  Printing fee ..........................................      13,481
  Financial agent fee ...................................       3,251
  Trustees' fee .........................................       2,013
Accrued expenses ........................................         876
                                                             --------
    Total liabilities ...................................      38,221
                                                             --------
NET ASSETS ..............................................    $868,838
                                                             ========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......    $862,220
  Accumulated net realized gain .........................       2,466
  Net unrealized appreciation ...........................       4,152
                                                             --------
NET ASSETS ..............................................    $868,838
                                                             ========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization ...............................      86,994
                                                             ========
Net asset value and offering price per share ............       $9.99
                                                                =====


STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ..........................................    $  8,448
  Interest ...........................................         139
                                                          --------
    Total investment income ..........................       8,587
                                                          --------
EXPENSES
  Investment advisory fee ............................       2,286
  Financial agent fee ................................      15,232
  Professional .......................................      19,038
  Printing ...........................................      13,545
  Trustees ...........................................       3,430
  Custodian ..........................................       2,093
  Miscellaneous ......................................       1,801
                                                          --------
    Total expenses ...................................      57,425
    Less expenses borne by investment adviser ........     (54,755)
    Custodian fees paid indirectly ...................          (3)
                                                          --------
    Net expenses .....................................       2,667
                                                          --------
NET INVESTMENT INCOME ................................       5,920
                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ....................       5,843
  Net change in unrealized appreciation (depreciation)
    on investments ...................................       4,152
                                                          --------
NET GAIN ON INVESTMENTS ..............................       9,995
                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .    $ 15,915
                                                          ========


                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                    FROM INCEPTION
                                                                      8/12/02 TO
                                                                       12/31/02
                                                                    --------------
FROM OPERATIONS
  Net investment income (loss) ....................................    $  5,920
  Net realized gain (loss) ........................................       5,843
  Net change in unrealized appreciation (depreciation) ............       4,152
                                                                       --------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....      15,915
                                                                       --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...........................................      (5,920)
  Net realized short-term gains ...................................      (3,377)
                                                                       --------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .......      (9,297)
                                                                       --------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (86,692 shares) ...................     859,237
  Net asset value of shares issued from reinvestment of
    distributions (940 shares) ....................................       9,297
  Cost of shares repurchased (638 shares) .........................      (6,314)
                                                                       --------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .......     862,220
                                                                       --------
  NET INCREASE (DECREASE) IN NET ASSETS ...........................     868,838
NET ASSETS
  Beginning of period .............................................          --
                                                                       --------
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0)    $868,838
                                                                       ========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            FROM INCEPTION
                                               8/12/02 TO
                                                12/31/02
                                            --------------
Net asset value, beginning of period .......    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .............      0.07
  Net realized and unrealized gain (loss) ..      0.03
                                                ------
    TOTAL FROM INVESTMENT OPERATIONS .......      0.10
                                                ------
LESS DISTRIBUTIONS
  Dividends from net investment income .....     (0.07)
  Distributions from net realized gains ....     (0.04)
                                                ------
    TOTAL DISTRIBUTIONS ....................     (0.11)
                                                ------
CHANGE IN NET ASSET VALUE ..................     (0.01)
                                                ------
NET ASSET VALUE, END OF PERIOD .............    $ 9.99
                                                ======
Total return ...............................      1.01%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ....    $  869
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ....................      1.05%(2),(4)
  Net investment income ....................      2.33%(2)
Portfolio turnover .........................         4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.60% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation. Investors should note that foreign investments pose added risk such as currency fluctuation, less public disclosure, as well as economic and political risks.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: Since inception on August 12, 2002, the fund returned -4.22%, outperforming the MSCI EAFE Index, 1 which declined 4.93% for the fiscal year ending December 31, 2002. During this period, the broad U.S. market, as represented by the S&P 500 Index 2 declined 1.94%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Confounding the expectations of most market participants, stocks declined for the third consecutive year in 2002 with the MSCI EAFE Index falling 15.66% and the S&P 500 Index falling 22.10%. The fund defended well in the decline, falling less than the overall market for the year, although unable to avoid weakness entirely.

     Concerns over terrorism, impending war, and fall-out from U.S. accounting scandals weighed heavily on the markets. Adding to market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. European markets suffered additional setbacks triggered by massive floods and the fact that insurers were forced to sell equities in an attempt to strengthen their balance sheets. The decline was very broad-based, both regionally and on a sector basis: European markets, buoyed by the rise in the euro, were down less in U.S. dollar terms than in local currency, while Japanese stocks outperformed but still fell nearly 13%. The technology and telecom sector continued to experience widespread selling, as there are still no tangible signs of an upturn in demand for their products. While no market sectors were completely spared, economically defensive sectors such as consumer staples did manage to outperform the market. The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid October. This fourth-quarter rally was led by those groups that were weakest earlier in the year (including technology and telecom stocks, as well as European insurers); however, the rebound began to fade during December. It remains unclear whether this is just another sharp but short-lived bear market rally or the beginning of a sustainable rise.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The fund's consumer staples holdings, whose earnings have been relatively unaffected by the economic doldrums, performed well. While this defensive sector has outperformed throughout this bear market, valuations remain attractive: the group's earnings have been resilient while in most other sectors earnings have declined dramatically. The fund's European energy holdings also performed well due to both their defensive characteristics and attractive valuations relative to their peers. However, our financial holdings slid in the wake of economic turmoil in Latin America, capital markets weakness, and claims arising from the World Trade Center attack and the German floods. These situations were addressed on a case-by-case basis and positions were sold if the company's long-term financial productivity was in doubt. Technology holdings also experienced weakness, as there has yet to be a significant rebound in demand for IT products. However, we feel our holdings are well positioned for an inevitable upturn, as companies will make investments to maintain their competitive position.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Identifying market bottoms has historically proven to be a failed strategy; nonetheless, we are hopeful that the worst of the bear market is behind us in light of the magnitude and duration of this decline. Fortunately, the market weakness has created many buying opportunities for disciplined investors, and we continue to seek to identify attractive relative value opportunities. During the year, we were able to buy companies with long histories of high financial productivity at very attractive valuations amid market volatility. Lazard will continue to focus on high-quality companies capable of generating strong returns for investors in a variety of economic environments.

               PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH


                   International Equity
                      Select Series       MSCI EAFE Index 1      S&P 500 Index 2
                   --------------------   -----------------      ---------------
8/12/02                $10,000.00            $10,000.00            $10,000.00
12/31/02                $9,577.80             $9,507.31             $9,806.45


  AVERAGE TOTAL RETURNS FOR PERIOD ENDING 12/31/02

                                                                  FROM
                                                               INCEPTION
                                                               8/12/02 TO
                                                                12/31/02
--------------------------------------------------------------------------------
  International Equity Select Series                             (4.22)%
--------------------------------------------------------------------------------
  MSCI EAFE Index 1                                              (4.93)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                                (1.94)%
--------------------------------------------------------------------------------


This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

1 The MSCI (Morgan Stanley Capital International) EAFE Index is a measure of foreign stock fund performance, which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 21 individual country indexes in Europe, Australia, New Zealand, and the Far East.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                       SHARES         VALUE
                                                       ------       ---------
FOREIGN COMMON STOCKS--89.8%
DENMARK--2.0%
  Danske Bank A/S ADR (Banks) ........................  3,400      $   56,199
                                                                   ----------
FINLAND--3.0%
  Nokia Oyj ADR (Telecommunications Equipment) .......  5,600          86,800
                                                                   ----------
FRANCE--11.7%
  Aventis SA ADR (Pharmaceuticals) ...................  1,550          83,994
  Axa ADR (Multi-line Insurance) .....................  5,900          79,355
  Societe Generale  ADR (Banks) ......................  7,570          88,173
  TotalFinaElf SA ADR (Integrated Oil & Gas) .........  1,200          85,800
                                                                   ----------
                                                                      337,322
                                                                   ----------
GERMANY--2.2%
  Deutsche Bank AG (Banks) ...........................    550          24,987
  Siemens AG ADR (Industrial Conglomerates) ..........    940          39,602
                                                                   ----------
                                                                       64,589
                                                                   ----------
IRELAND--3.0%
  Allied Irish Banks plc ADR (Banks) .................  3,200          86,016
                                                                   ----------
ITALY--5.7%
  Eni SpA ADR (Integrated Oil & Gas) .................  1,400         109,886
  Sanpaolo IMI SpA (Banks) ...........................  4,300          55,255
                                                                   ----------
                                                                      165,141
                                                                   ----------
JAPAN--6.5%
  Canon, Inc. ADR (Office Electronics) ...............  2,250          82,913
  Kao Corp. ADR (Household Products) .................    475         104,270
                                                                   ----------
                                                                      187,183
                                                                   ----------
NETHERLANDS--8.9%
  ABN Amro Holding NV ADR (Banks) ....................  5,300          85,754
  Heinekin NV (Brewers) ..............................  2,200          85,878
  Royal Dutch Petroleum Co. NY Registered Shares
    (Integrated Oil & Gas) ...........................  1,900          83,638
                                                                   ----------
                                                                      255,270
                                                                   ----------
SPAIN--2.9%
  Endesa SA ADR (Electric Utilities) .................  7,500          84,750
                                                                   ----------
SWITZERLAND--13.2%
  Compagnie Financiere Richemont AG (Housewares &
    Specialties) .....................................  2,100          39,185
  Nestle SA ADR (Packaged Foods and Meats) ...........  2,200         116,548
  Novartis AG ADR (Pharmaceuticals) ..................  3,150         115,699
  UBS AG (Banks) .....................................  2,300         110,676
                                                                   ----------
                                                                      382,108
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
UNITED KINGDOM--30.7%
  AstraZeneca plc ADR (Pharmaceuticals) ..............  2,250      $   78,952
  Barclays plc ADR (Banks) ...........................  3,500          86,450
  BP plc ADR (Integrated Oil & Gas) ..................  2,050          83,332
  Cadbury Schweppes plc ADR (Packaged Foods
    and Meats) .......................................  4,450         113,965
  Diageo plc ADR (Distillers & Vintners) .............  2,650         116,070
  Glaxo SmithKline plc ADR (Pharmaceuticals) .........  3,050         114,253
  HSBC Holdings plc (Banks) ..........................  2,000         109,960
  Tesco plc (Food Retail) ............................  6,650          62,308
  Unilever plc (Packaged Foods and Meats) ............  3,150         120,489
                                                                   ----------
                                                                      885,779
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,558,741) ..............................       2,591,157
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--89.8%
  (Identified cost $2,558,741) ..............................       2,591,157
                                                                   ----------
                                              STANDARD
                                               & POOR'S       PAR
                                                RATING       VALUE
                                             (UNAUDITED)     (000)
                                             -----------     -----
SHORT-TERM OBLIGATIONS--8.3%
U.S. TREASURY BILLS--8.3%
  U.S. Treasury Bill 1.08%, 2/6/03 ..........   AAA          $ 240   239,741
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $239,741) .....................................     239,741
                                                                   ----------
TOTAL INVESTMENTS--98.1%
  (Identified cost $2,798,482) ...................................  2,830,898(a)
  Other assets and liabilities, net--1.9% ........................     56,093
                                                                   ----------
NET ASSETS--100.0% ............................................... $2,886,991
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $77,253 and gross depreciation of $126,396 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $2,880,041.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Banks ..............................................................       27.1%
Brewers ............................................................        3.3
Distillers & Vintners ..............................................        4.5
Electric Utilities .................................................        3.3
Food Retail ........................................................        2.4
Household Products .................................................        4.0
Housewares & Specialties ...........................................        1.5
Industrial Conglomerates ...........................................        1.5
Integrated Oil & Gas ...............................................       14.0
Multi-line Insurance ...............................................        3.1
Office Electronics .................................................        3.2
Packaged Foods and Meats ...........................................       13.5
Pharmaceuticals ....................................................       15.2
Telecommunications Equipment .......................................        3.4
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $2,798,482) ...     $2,830,898
Cash ..........................................................          4,059
Receivables
  Investment securities sold ..................................         64,720
  Receivable from adviser .....................................         14,931
  Fund shares sold ............................................         11,121
  Dividends and interest ......................................          2,875
Prepaid expenses ..............................................              3
                                                                    ----------
    Total assets ..............................................      2,928,607
                                                                    ----------
LIABILITIES
Payables
  Investment securities purchased .............................            510
  Fund shares repurchased .....................................             29
  Professional fee ............................................         18,464
  Printing fee ................................................         13,545
  Financial agent fee .........................................          3,332
  Trustees' fee ...............................................          2,031
Accrued expenses ..............................................          3,705
                                                                    ----------
    Total liabilities .........................................         41,616
                                                                    ----------
NET ASSETS ....................................................     $2,886,991
                                                                    ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ............     $2,940,924
  Undistributed net investment income .........................          1,628
  Accumulated net realized loss ...............................        (87,977)
  Net unrealized appreciation .................................         32,416
                                                                    ----------
NET ASSETS ....................................................     $2,886,991
                                                                    ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................        301,439
                                                                    ==========
Net asset value and offering price per share ..................          $9.58
                                                                         =====

STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ....................................................       $  7,806
  Interest .....................................................          1,521
  Foreign taxes withheld .......................................         (1,158)
                                                                       --------
    Total investment income ....................................          8,169
                                                                       --------
EXPENSES
  Investment advisory fee ......................................          5,607
  Financial agent fee ..........................................         15,481
  Professional .................................................         18,967
  Printing .....................................................         13,545
  Custodian ....................................................          5,054
  Trustees .....................................................          3,448
  Miscellaneous ................................................          1,797
                                                                       --------
    Total expenses .............................................         63,899
    Less expenses borne by investment adviser ..................        (57,358)
                                                                       --------
    Net expenses ...............................................          6,541
                                                                       --------
NET INVESTMENT INCOME ..........................................          1,628
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................        (87,977)
  Net change in unrealized appreciation (depreciation)
    on investments .............................................         32,416
                                                                       --------
NET LOSS ON INVESTMENTS ........................................        (55,561)
                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........       $(53,933)
                                                                       ========

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FROM INCEPTION
                                                                             8/12/02 TO
                                                                              12/31/02
                                                                           --------------
FROM OPERATIONS
  Net investment income (loss) ..........................................    $     1,628
  Net realized gain (loss) ..............................................        (87,977)
  Net change in unrealized appreciation (depreciation) ..................         32,416
                                                                             -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........        (53,933)
                                                                             -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (425,410 shares) ........................      4,118,471
  Cost of shares repurchased (123,971 shares) ...........................     (1,177,547)
                                                                             -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............      2,940,924
                                                                             -----------
  NET INCREASE (DECREASE) IN NET ASSETS .................................      2,886,991
NET ASSETS
  Beginning of period ...................................................             --
                                                                             -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,628)    $ 2,886,991
                                                                             ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                              FROM INCEPTION
                                                8/12/02 TO
                                                 12/31/02
                                              --------------
Net asset value, beginning of period .........    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...............      0.01
  Net realized and unrealized gain (loss) ....     (0.43)
                                                  ------
    TOTAL FROM INVESTMENT OPERATIONS .........     (0.42)
                                                  ------
CHANGE IN NET ASSET VALUE ....................     (0.42)
                                                  ------
NET ASSET VALUE, END OF PERIOD ...............    $ 9.58
                                                  ======
Total return .................................     (4.22)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) $2,887
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ......................      1.05%(2)
  Net investment income ......................      0.26%(2)
Portfolio turnover ...........................        70%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 10.26% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM



Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation. Investors should note that the risks of investing in small-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: Since inception on August 12, 2002, the fund returned -2.12%, under performing the Russell 2000 Index, 1 which declined 0.78% for the same period. During this period, the broad U.S. market, as represented by the S&P 500 Index 2 declined 1.94%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Confounding the expectations of most market participants, small cap U.S. stocks declined in 2002, with the Russell 2000 Index falling about 20% but outperforming larger U.S. stocks. Concerns over terrorism, impending war, and fall-out from U.S. accounting scandals weighed heavily on the markets. Adding to market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. The technology and telecom sector continued to experience widespread selling, as there are still no tangible signs of an upturn in demand for their products. However, the decline was very broad-based; while the financial sector managed modest gains due to strength in regional banks and real estate investment trusts, every other sector in the Russell 2000 Index fell during the year. The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid-October. This fourth-quarter rally was led by those groups that were weakest earlier in the year (including technology and telecom stocks); however, the rebound began to fade during December. It remains unclear whether this is just another sharp but short-lived bear market rally or the beginning of a sustainable rise.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The portfolio generated strong returns in the consumer discretionary sector; this was particularly true among retail stocks, where our analysts were able to identify companies that were effectively turning around their operations. Harman International, a maker of audio and video components, has benefited from the increased use of digital technologies such as voice recognition and surround sound in luxury automobiles. Strong stock selection in the energy sector was driven by gains in St. Mary Land & Exploration, the natural gas and crude oil producer. The stock gained on better-than-expected pricing (realized commodity prices) and cost control (lower-than-expected exploration expenses and impairments). Returns in the consumer staples sector were hurt by a decline in Interstate Bakeries, the maker of Hostess Twinkies and Wonder Bread. Earnings were hurt by higher chocolate and wheat costs, as well as by slowing sales of impulse-driven snack foods.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Identifying market bottoms has historically proven to be a failed strategy; nonetheless, we are hopeful that the worst of the bear market is behind us in light of the magnitude and duration of this decline. The sharp swings in market sentiment during the year have created many buying opportunities for disciplined investors. Lazard will continue to leverage its global research platform to seek out attractive relative value opportunities amid the market volatility.

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH


                     Small-Cap
Date                Value Series     Russell 2000 Index 1  S&P 500 Index 2
----                ------------     --------------------  ---------------
8/12/02              $10,000.00          $10,000.00          $10,000.00
12/31/02              $9,788.27           $9,922.17           $9,806.45

  AVERAGE TOTAL RETURNS FOR PERIOD ENDING 12/31/02

                                                                 FROM
                                                               INCEPTION
                                                              8/12/02 TO
                                                               12/31/02
--------------------------------------------------------------------------------
  Small-Cap Value Series                                        (2.12)%
--------------------------------------------------------------------------------
  Russell 2000 Index 1                                          (0.78)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                               (1.94)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 2000 index measures the total return performance of the 2,000 smallest companies in the Russell 3000 index.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                       SHARES         VALUE
                                                       ------      ----------
COMMON STOCKS--92.8%
ADVERTISING--2.0%
  ADVO, Inc. (b) .....................................    900      $   29,547
  Donnelley (R.H.) Corp. (b) .........................  1,300          38,103
                                                                   ----------
                                                                       67,650
                                                                   ----------
AEROSPACE & DEFENSE--1.9%
  DRS Technologies, Inc. (b) .........................  1,500          46,995
  Moog, Inc. Class A (b) .............................    550          17,072
                                                                   ----------
                                                                       64,067
                                                                   ----------
AGRICULTURAL PRODUCTS--1.0%
  Delta & Pine Land Co. ..............................  1,600          32,656
                                                                   ----------
AIR FREIGHT & COURIERS--1.3%
  EGL, Inc. (b) ......................................  2,000          28,500
  Forward Air Corp. (b) ..............................    800          15,528
                                                                   ----------
                                                                       44,028
                                                                   ----------
APPAREL RETAIL--3.2%
  American Eagle Outfitters, Inc. (b) ................  2,500          34,450
  AnnTaylor Stores Corp. (b) .........................    980          20,012
  Christopher & Banks Corp. (b) ......................    850          17,637
  Genesco, Inc. (b) ..................................  1,200          22,356
  Wet Seal, Inc. (The) Class A (b) ...................  1,350          14,527
                                                                   ----------
                                                                      108,982
                                                                   ----------
APPLICATION SOFTWARE--1.5%
  Fair, Isaac & Co., Inc. ............................    300          12,810
  Mentor Graphics Corp. (b) ..........................  4,600          36,156
                                                                   ----------
                                                                       48,966
                                                                   ----------
AUTO PARTS & EQUIPMENT--1.3%
  American Axle & Manufacturing Holdings, Inc. (b) ...  1,800          42,156
                                                                   ----------
BANKS--11.1%
  Chittenden Corp. ...................................    800          20,384
  Community First Bankshares, Inc. ...................  1,100          29,106
  East- West Bancorp, Inc. ...........................    700          25,256
  First Community Bancorp ............................    500          16,465
  First Midwest Bancorp, Inc. ........................  1,750          46,743
  Hudson United Bancorp ..............................  1,200          37,320
  IndyMac Bancorp, Inc. (b) ..........................  1,500          27,735
  Irwin Financial Corp. ..............................    800          13,200
  New York Community Bancorp, Inc. ...................    800          23,104
  Provident Financial Group, Inc. ....................  1,000          26,030
  South Financial Group, Inc. (The) ..................  1,250          25,825
  Sterling Bancshares, Inc. ..........................  1,600          19,552
  United Bankshares, Inc. ............................  1,350          39,232
  W Holding Co., Inc. ................................  1,300          21,333
                                                                   ----------
                                                                      371,285
                                                                   ----------
BIOTECHNOLOGY--1.6%
  Albany Molecular Research, Inc. (b) ................    100           1,479
  Celgene Corp. (b) ..................................  1,400          30,058
  Invitrogen Corp. (b) ...............................    750          23,468
                                                                   ----------
                                                                       55,005
                                                                   ----------
BROADCASTING & CABLE TV--1.4%
  Liberty Corp. ......................................  1,200          46,560
                                                                   ----------
BUILDING PRODUCTS--0.8%
  York International Corp. ...........................  1,100          28,127
                                                                   ----------
CASINOS & GAMING--0.5%
  Argosy Gaming Co. (b) ..............................    800          15,144
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
CATALOG RETAIL--0.8%
  Insight Enterprises, Inc. (b) ......................  3,150      $   26,176
                                                                   ----------
COMMERCIAL PRINTING--0.5%
  Valassis Communications, Inc. (b) ..................    600          17,658
                                                                   ----------
COMMODITY CHEMICALS--1.1%
Spartech Corp. .......................................  1,850          38,165
                                                                   ----------
COMPUTER STORAGE & PERIPHERALS--2.1%
  Advanced Digital Information Corp. (b) .............  5,050          33,885
  Maxtor Corp. (b) ...................................  6,900          34,914
                                                                   ----------
                                                                       68,799
                                                                   ----------
CONSUMER ELECTRONICS--0.5%
  Harman International Industries, Inc. ..............    300          17,850
                                                                   ----------
CONSUMER FINANCE--0.8%
  Financial Federal Corp. (b) ........................  1,000          25,130
                                                                   ----------
DIVERSIFIED CHEMICALS--0.2%
  Olin Corp. .........................................    500           7,775
                                                                   ----------
DIVERSIFIED COMMERCIAL SERVICES--3.9%
  Gartner, Inc. Class A (b) ..........................  1,000           9,200
  Learning Tree International, Inc. (b) ..............  1,500          20,550
  Pittston Brink's Group .............................  1,600          29,568
  PRG-Schultz International, Inc. (b) ................  4,700          41,830
  Watson Wyatt & Co. Holdings (b) ....................  1,400          30,450
                                                                   ----------
                                                                      131,598
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--1.2%
  Investment Technology Group, Inc. (b) ..............  1,200          26,832
  James (Raymond) Financial, Inc. ....................    400          11,832
                                                                   ----------
                                                                       38,664
                                                                   ----------
ELECTRIC UTILITIES--0.6%
  DQE, Inc. ..........................................  1,400          21,336
                                                                   ----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.0%
  Ametek, Inc. .......................................    300          11,547
  Paxar Corp. (b) ....................................  1,600          23,600
                                                                   ----------
                                                                       35,147
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.8%
  Coherent, Inc. (b) .................................  1,350          26,933
  Plexus Corp. (b) ...................................  2,200          19,316
  Roper Industries, Inc. .............................    600          21,960
  Varian, Inc. (b) ...................................    900          25,821
                                                                   ----------
                                                                       94,030
                                                                   ----------
FOOTWEAR--1.1%
  Timberland Co. (The) Class A (b) ...................  1,000          35,610
                                                                   ----------
GAS UTILITIES--1.2%
  Kinder Morgan Management LLC (b) ...................  1,275          40,277
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--2.4%
  Andrx Corp. (b) ....................................  1,600          23,472
  Apria Healthcare Group, Inc. (b) ...................    700          15,568
  MIM Corp. (b) ......................................  3,600          20,880
  Owens & Minor, Inc. ................................  1,300          21,346
                                                                   ----------
                                                                       81,266
                                                                   ----------
HEALTH CARE EQUIPMENT--2.0%
  Hologic, Inc. (b) ..................................  1,200          14,652
  INAMED Corp. (b) ...................................  1,400          43,120
  Viasys Healthcare, Inc. (b) ........................    600           8,934
                                                                   ----------
                                                                       66,706
                                                                   ----------

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES


                                                       SHARES         VALUE
                                                       ------      ----------
HEALTH CARE FACILITIES--3.0%
  LifePoint Hospitals, Inc. (b) ......................  1,100      $   32,924
  Manor Care, Inc. (b) ...............................  2,200          40,942
  Province Healthcare Co. (b) ........................  2,600          25,298
                                                                   ----------
                                                                       99,164
                                                                   ----------
HEALTH CARE SUPPLIES--0.5%
  Ocular Sciences, Inc. (b) ..........................  1,150          17,848
                                                                   ----------
INDUSTRIAL MACHINERY--1.9%
  JLG Industries, Inc. ...............................  3,900          29,367
  Nordson Corp. ......................................  1,350          33,521
                                                                   ----------
                                                                       62,888
                                                                   ----------
IT CONSULTING & SERVICES--2.1%
  American Management Systems, Inc. (b) ..............  1,000          11,990
  Tier Technologies, Inc. Class B (b) ................  1,600          25,600
  Titan Corp. (The) (b) ..............................  3,200          33,280
                                                                   ----------
                                                                       70,870
                                                                   ----------
LEISURE PRODUCTS--2.0%
  Brunswick Corp. ....................................  1,900          37,734
  Oakley, Inc. (b) ...................................  3,000          30,810
                                                                   ----------
                                                                       68,544
                                                                   ----------
LIFE & HEALTH INSURANCE--0.5%
  AmerUs Group Co. ...................................    600          16,962
                                                                   ----------
METAL & GLASS CONTAINERS--0.6%
  Jarden Corp. (b) ...................................    900          21,483
                                                                   ----------
MULTI-LINE INSURANCE--1.5%
  HCC Insurance Holdings, Inc. .......................  1,000          24,600
  Horace Mann Educators Corp. ........................  1,700          26,061
                                                                   ----------
                                                                       50,661
                                                                   ----------
MULTI-UTILITIES & UNREGULATED POWER--1.0%
  Energen Corp. ......................................    600          17,460
  MDU Resources Group, Inc. ..........................    600          15,486
                                                                   ----------
                                                                       32,946
                                                                   ----------
NETWORKING EQUIPMENT--1.6%
  Avocent Corp. (b) ..................................  1,200          26,664
  Extreme Networks, Inc. (b) .........................  7,700          25,179
  Foundry Networks, Inc. (b) .........................    400           2,816
                                                                   ----------
                                                                       54,659
                                                                   ----------
OFFICE SERVICES & SUPPLIES--1.5%
  Miller (Herman), Inc. ..............................    800          14,720
  United Stationers, Inc. (b) ........................  1,220          35,137
                                                                   ----------
                                                                       49,857
                                                                   ----------
OIL & GAS DRILLING--0.9%
  Helmerich & Payne, Inc. ............................  1,100          30,701
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--2.5%
  CAL Dive International, Inc. (b) ...................  1,450          34,075
  Key Energy Services, Inc. (b) ......................  4,250          38,123
  Lone Star Technologies, Inc. (b) ...................    800          11,912
                                                                   ----------
                                                                       84,110
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--1.5%
  Newfield Exploration Co. (b) .......................    600          21,630
  St. Mary Land & Exploration Co. ....................  1,100          27,500
                                                                   ----------
                                                                       49,130
                                                                   ----------
PAPER PACKAGING--0.7%
  Packaging Corp. of America (b) .....................  1,300          23,712
                                                                   ----------
PHARMACEUTICALS--1.3%
  aaiPharma, Inc. (b) ................................  3,000          42,060
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
PROPERTY & CASUALTY INSURANCE--1.2%
  Berkley (W.R.) Corp. ...............................    350      $   13,864
  RLI Corp. ..........................................    300           8,370
  Triad Guaranty, Inc. (b) ...........................    450          16,587
                                                                   ----------
                                                                       38,821
                                                                   ----------
PUBLISHING & PRINTING--1.7%
  Journal Register Co. (b) ...........................  1,900          33,782
  Pulitzer, Inc. .....................................    550          24,723
                                                                   ----------
                                                                       58,505
                                                                   ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.7%
  Catellus Development Corp. (b) .....................  1,250          24,813
                                                                   ----------
REITS--6.3%
  Alexandria Real Estate Equities, Inc. ..............  1,050          44,730
  Camden Property Trust ..............................  1,100          36,300
  Capital Automotive Trust ...........................  1,250          29,625
  Healthcare Realty Trust, Inc. ......................    800          23,400
  Heritage Property Investment Trust .................  1,500          37,455
  Mills Corp. (The) ..................................  1,350          39,609
                                                                   ----------
                                                                      211,119
                                                                   ----------
RESTAURANTS--1.2%
  AFC Enterprises, Inc. (b) ..........................    800          16,808
  Sonic Corp. (b) ....................................  1,200          24,588
                                                                   ----------
                                                                       41,396
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--1.0%
  Axcelis Technologies, Inc. (b) .....................  3,700          20,753
  MKS Instruments, Inc. (b) ..........................    800          13,144
                                                                   ----------
                                                                       33,897
                                                                   ----------
SEMICONDUCTORS--1.5%
  Actel Corp. (b) ....................................  2,100          34,062
  Microsemi Corp. (b) ................................  2,700          16,443
                                                                   ----------
                                                                       50,505
                                                                   ----------
SOFT DRINKS--0.9%
  PepsiAmericas, Inc. ................................  2,300          30,889
                                                                   ----------
SPECIALTY STORES--1.1%
  Linens `n Things, Inc. (b) .........................  1,600          36,160
                                                                   ----------
STEEL--0.7%
  Allegheny Technologies, Inc. .......................  3,700          23,051
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--0.4%
  C-Cor.net Corp. (b) ................................  3,900          12,948
                                                                   ----------
TRUCKING--2.2%
  Swift Transportation Co., Inc. (b) .................  2,400          48,043
  USFreightways Corp. ................................    900          25,875
                                                                   ----------
                                                                       73,918
                                                                   ----------
DISTILLERS & VINTNERS--1.0%
  Mondavi (Robert) Corp. (The) Class A (b) ...........  1,100          34,100
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $3,133,707) ..............................       3,116,530
                                                                   ----------
FOREIGN COMMON STOCKS--3.8%
HOTELS, RESORTS & CRUISE LINES--1.0%
  Intrawest Corp. (Canada) ...........................  2,650          32,860
                                                                   ----------
OFFICE SERVICES & SUPPLIES--1.0%
  Moore Corp. Ltd. (Canada) (b) ......................  3,500          31,850
                                                                   ----------
REINSURANCE--0.6%
  Max Re Capital Ltd. (Bermuda) ......................  1,900          20,938
                                                                   ----------
CONSTRUCTION & ENGINEERING--0.6%
  Chicago Bridge & Iron Co. NV (Netherlands) .........    700          21,140
                                                                   ----------

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

                                                       SHARES         VALUE
                                                       ------      ----------
DIVERSIFIED FINANCIAL SERVICES--0.6%
  Stewart (W.P.) & Co. Ltd. (Bermuda) .........         1,200      $   21,504
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $139,219) ....................................     128,292
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--96.6%
  (Identified cost $3,272,926) ..................................   3,244,822
                                                                   ----------

                                               STANDARD
                                                & POOR'S     PAR
                                                 RATING     VALUE
                                              (UNAUDITED)   (000)
                                              -----------   -----
SHORT-TERM OBLIGATIONS--6.0%
U.S. TREASURY BILLS--6.0%
  U.S. Treasury Bill 1.08%, 2/6/03 ............    AAA       $ 35      34,962
  U.S. Treasury Bill 1.13%, 2/6/03 ............    AAA         25      24,972
  U.S. Treasury Bill 1.145%, 2/6/03 ...........    AAA         20      19,977
  U.S. Treasury Bill 1.15%, 2/6/03 ............    AAA         75      74,914
  U.S. Treasury Bill 1.16%, 2/6/03 ............    AAA         45      44,948
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $199,773) ....................................     199,773

TOTAL INVESTMENTS--102.6%
  (Identified cost $3,472,699) ..................................   3,444,595(a)
  Other assets and liabilities, net--(2.6)% .....................     (86,678)
                                                                   ----------
NET ASSETS--100.0% ..............................................  $3,357,917
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $180,922 and gross depreciation of $215,316 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $3,478,989.

(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $3,472,699)      $3,444,595
Cash ......................................................             631
Receivables
  Receivable from adviser .................................          22,719
  Dividends and interest ..................................           3,890
  Fund shares sold ........................................           2,850
Prepaid expenses ..........................................               9
                                                                 ----------
    Total assets ..........................................       3,474,694
                                                                 ----------
LIABILITIES
Payables
  Investment securities purchased .........................          75,667
  Fund shares repurchased .................................             437
  Professional fee ........................................          18,538
  Printing fee ............................................          13,481
  Financial agent fee .....................................           3,433
  Trustees' fee ...........................................           2,031
Accrued expenses ..........................................           3,190
                                                                 ----------
    Total liabilities .....................................         116,777
                                                                 ----------
NET ASSETS ................................................      $3,357,917
                                                                 ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........      $3,427,882
  Accumulated net realized loss ...........................         (41,861)
  Net unrealized depreciation .............................         (28,104)
                                                                 ----------
NET ASSETS ................................................      $3,357,917
                                                                 ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................         343,356
                                                                 ==========
Net asset value and offering price per share ..............           $9.78
                                                                      =====


STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ..........................................      $ 14,811
  Interest ...........................................         1,129
  Foreign taxes withheld .............................           (19)
                                                            --------
    Total investment income ..........................        15,921
                                                            --------
EXPENSES
  Investment advisory fee ............................        10,901
  Financial agent fee ................................        16,030
  Professional .......................................        19,042
  Printing ...........................................        13,545
  Custodian ..........................................         9,808
  Trustees ...........................................         3,448
  Miscellaneous ......................................         1,804
                                                            --------
    Total expenses ...................................        74,578
    Less expenses borne by investment adviser ........       (61,858)
                                                            --------
    Net expenses .....................................        12,720
                                                            --------
NET INVESTMENT INCOME ................................         3,201
                                                            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ....................       (41,950)
  Net change in unrealized appreciation (depreciation)
    on investments ...................................       (28,104)
                                                            --------
NET LOSS ON INVESTMENTS ..............................       (70,054)
                                                            --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .      $(66,853)
                                                            ========

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FROM INCEPTION
                                                                                        8/12/02 TO
                                                                                         12/31/02
                                                                                      --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................      $    3,201
  Net realized gain (loss) .......................................................         (41,950)
  Net change in unrealized appreciation (depreciation) ...........................         (28,104)
                                                                                        ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................         (66,853)
                                                                                        ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................          (2,911)
                                                                                        ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................          (2,911)
                                                                                        ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (344,996 shares) .................................       3,443,850
  Net asset value of shares issued from reinvestment of distributions (300 shares)           2,911
  Cost of shares repurchased (1,940 shares) ......................................         (19,080)
                                                                                        ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................       3,427,681
                                                                                        ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................       3,357,917
NET ASSETS
  Beginning of period ............................................................              --
                                                                                        ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0) ............      $3,357,917
                                                                                        ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                      FROM INCEPTION
                                                        8/12/02 TO
                                                         12/31/02
                                                      --------------
Net asset value, beginning of period ..................    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ........................      0.01
  Net realized and unrealized gain (loss) .............     (0.22)
                                                           ------
    TOTAL FROM INVESTMENT OPERATIONS ..................     (0.21)
                                                           ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................     (0.01)
                                                           ------
    TOTAL DISTRIBUTIONS ...............................     (0.01)
                                                           ------
CHANGE IN NET ASSET VALUE .............................     (0.22)
                                                           ------
NET ASSET VALUE, END OF PERIOD ........................    $ 9.78
                                                           ======
Total return ..........................................     (2.12)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)................    $3,358
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...............................      1.05%(2)
  Net investment income ...............................      0.26%(2)
Portfolio turnover ....................................        33%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 6.16% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: Since inception on August 12, 2002, the fund returned 0.50%, outperforming the Russell 3000 Index, 1 which declined 2.04% for the fiscal year ending December 31, 2002. During this period, the broad U.S. market, as represented by the S&P 500 Index 2 declined 1.94%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Confounding the expectations of most market participants, U.S. stocks declined for the third consecutive year in 2002, with the Russell 3000 Index falling over 20%. The Russell 2000 Index 3 and Russell MidCap Index 4 outperformed large cap stocks but still experienced weakness, falling over 20% and 16%, respectively. Concerns over terrorism, impending war, and fall-out from various accounting scandals weighed heavily on the markets. Adding to market anxiety were slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment. The technology and telecom sector continued to bear the brunt of the selling, as there are still no tangible signs of an upturn in demand for their products. However, unlike the first two years of the bear market (when certain sectors managed gains amid the overall weakness), the sell-off in 2002 was very broad-based. Not only did every sector in the Russell 3000 Index fall during the year, but only three groups fell less than 10%: the defensive consumer staples and energy sectors and process, which benefited from rising commodity prices. Even the utility and healthcare groups, which traditionally hold up well in times of economic weakness and declining markets, were not spared. In addition, while value indices performed somewhat better than the overall market, they still experienced double-digit declines.

     The general weakness during the year was punctuated by two sharp rallies, the second of which began in mid-October. This fourth-quarter rally was led by those groups that were weakest earlier in the year (specifically technology and telecom); however, the rebound began to fade during December. It remains unclear whether this is just another sharp but short-lived bear market rally or the beginning of a sustainable rise.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: Since inception, the portfolio defended well versus the broad U.S. market, partially due to strong stock selection in the consumer discretionary sector. Harman International, the manufacturer of high-quality audio products, rose on strong sales to automotive customers, particularly in Europe. Linens 'N Things, a seller of home accessories, also performed well as it strengthened its balance sheet with stronger cash flow and lower debt levels. Improving sales and margins point to a turnaround at this retailer. Technology holdings were weak as the anticipated rebound in demand for IT products has yet to materialize. However, our technology holdings in aggregate did decline less than those in the index due to our focus on companies with strong competitive positions and solid valuation support. Although the portfolio's overweight position in consumer staples helped defend against the market's decline, stock selection in the sector detracted from performance. Loews Corp. Carolina Group shares suffered as consumers, faced with increasing prices due to higher taxes, have opted for generic cigarettes. This has affected sales and has led to increased promotional spending. Continuing litigation risk has also weighed on shares.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Identifying market bottoms has historically proven to be a failed strategy; nonetheless, we are hopeful that the worst of the bear market is behind us in light of the magnitude and duration of this decline. The sharp swings in market sentiment during the year have created many buying opportunities for disciplined investors. Lazard will continue to leverage its global research platform to seek out attractive relative value opportunities amid the market volatility.

1 The Russell 3000 Index measures the total return performance of the 3,000 largest U.S. companies based on total market capitalization.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Russell 2000 Index measures the total return performance of the 2,000 smallest companies in the Russell 3000 Index and is provided for general comparative purposes.

4 The Russell MidCap Index measures the total return performance of the 800 smallest companies in the Russell 1000 Index and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH

                   U.S. Multi-Cap       Russell 3000           S&P 500
                       Series              Index 1             Index 2
                   --------------       ------------         ----------
8/12/02              $10,000.00          $10,000.00          $10,000.00
12/31/02             $10,050.30           $9,796.25           $9,806.45


  AVERAGE TOTAL RETURNS FOR PERIOD ENDING 12/31/02

                                                                 FROM
                                                               INCEPTION
                                                              8/12/02 TO
                                                               12/31/02
--------------------------------------------------------------------------------
  U.S. Multi-Cap Series                                          0.50%
--------------------------------------------------------------------------------
  Russell 3000 Index 1                                          (2.04)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                               (1.94)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 3000 Index measures the total return performance of the 3,000 largest U.S. companies based on total market capitalization.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Russell 2000 Index measures the total return performance of the 2,000 smallest companies in the Russell 3000 Index and is provided for general comparative purposes.

4 The Russell MidCap Index measures the total return performance of the 800 smallest companies in the Russell 1000 Index and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                       SHARES        VALUE
                                                       ------      ----------
COMMON STOCKS--93.6%
ADVERTISING--1.8%
  Donnelley (R.H.) Corp. (b) .........................  1,300      $   38,103
                                                                   ----------
AEROSPACE & DEFENSE--3.4%
  Rockwell Collins, Inc. .............................  1,500          34,890
  United Technologies Corp. ..........................    600          37,164
                                                                   ----------
                                                                       72,054
                                                                   ----------
APPAREL RETAIL--3.6%
  Gap, Inc. (The) ....................................  2,950          45,784
  TJX Cos., Inc. (The) ...............................  1,500          29,280
                                                                   ----------
                                                                       75,064
                                                                   ----------
BANKS--13.3%
  Bank of America Corp. ..............................    850          59,134
  Bank One Corp. .....................................  1,100          40,205
  Charter One Financial, Inc. ........................  1,360          39,073
  Golden West Financial Corp. ........................    650          46,676
  Northern Trust Corp. ...............................    950          33,298
  SouthTrust Corp. ...................................    800          19,880
  Wells Fargo & Co. ..................................    900          42,183
                                                                   ----------
                                                                      280,449
                                                                   ----------
BREWERS--1.0%
  Anheuser-Busch Cos., Inc. ..........................    450          21,780
                                                                   ----------
BROADCASTING & CABLE TV--0.9%
  Comcast Corp. Class A (b) ..........................    800          18,072
                                                                   ----------
CASINOS & GAMING--1.6%
  International Game Technology (b) ..................    450          34,164
                                                                   ----------
COMMERCIAL PRINTING--1.5%
  Valassis Communications, Inc. (b) ..................  1,100          32,373
                                                                   ----------
COMPUTER HARDWARE--2.4%
  International Business Machines Corp. ..............    650          50,375
                                                                   ----------
CONSUMER ELECTRONICS--1.5%
  Harman International Industries, Inc. ..............    550          32,725
                                                                   ----------
CONSUMER FINANCE--1.2%
  Student Loan Corp. (The) ...........................    250          24,450
                                                                   ----------
DATA PROCESSING SERVICES--1.5%
  First Data Corp. ...................................    900          31,869
                                                                   ----------
DIVERSIFIED COMMERCIAL SERVICES--2.3%
  ARAMARK Corp. Class B (b) ..........................  2,100          49,350
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--3.8%
  American Express Co. ...............................    400          14,140
  Citigroup, Inc. ....................................  1,850          65,101
                                                                   ----------
                                                                       79,241
                                                                   ----------
ELECTRIC UTILITIES--1.3%
  Entergy Corp. ......................................    600          27,354
                                                                   ----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
  Emerson Electric Co. ...............................    850          43,222
                                                                   ----------
FOOTWEAR--2.1%
  NIKE, Inc. Class B .................................  1,000          44,470
                                                                   ----------
GAS UTILITIES--1.3%
  NiSource, Inc. .....................................  1,400          28,000
                                                                   ----------

                                                       SHARES        VALUE
                                                       ------      ----------
GENERAL MERCHANDISE STORES--2.0%
  Target Corp. .......................................    700      $   21,000
  Wal-Mart Stores, Inc. ..............................    400          20,204
                                                                   ----------
                                                                       41,204
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--2.1%
  DaVita, Inc. (b) ...................................  1,800          44,406
                                                                   ----------
HEALTH CARE FACILITIES--1.7%
  HCA, Inc. ..........................................    850          35,275
                                                                   ----------
HOME IMPROVEMENT RETAIL--1.1%
  Home Depot, Inc. (The) .............................  1,000          23,960
                                                                   ----------
HOUSEHOLD PRODUCTS--1.2%
  Colgate-Palmolive Co. ..............................    500          26,215
                                                                   ----------
HOUSEWARES & SPECIALTIES--1.4%
  Newell Rubbermaid, Inc. ............................  1,000          30,330
                                                                   ----------
INDUSTRIAL CONGLOMERATES--1.4%
  General Electric Co. ...............................  1,200          29,220
                                                                   ----------
INSURANCE BROKERS--0.7%
  Marsh & McLennan Cos., Inc. ........................    300          13,863
                                                                   ----------
INTEGRATED OIL & GAS--3.1%
  ChevronTexaco Corp. ................................    450          29,916
  Exxon Mobil Corp. ..................................  1,000          34,940
                                                                   ----------
                                                                       64,856
                                                                   ----------
LEISURE PRODUCTS--2.4%
  Mattel, Inc. .......................................  2,600          49,790
                                                                   ----------
LIFE & HEALTH INSURANCE--1.7%
  MetLife, Inc. ......................................  1,350          36,504
                                                                   ----------
MANAGED HEALTH CARE--1.4%
  First Health Group Corp. (b) .......................  1,200          29,220
                                                                   ----------
MULTI-LINE INSURANCE--0.9%
  Hartford Financial Services Group, Inc. (The) ......    400          18,172
                                                                   ----------
OFFICE SERVICES & SUPPLIES--1.9%
  Pitney Bowes, Inc. .................................  1,200          39,192
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--1.5%
  Baker Hughes, Inc. .................................    500          16,095
  Key Energy Services, Inc. (b) ......................  1,750          15,698
                                                                   ----------
                                                                       31,793
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
  Burlington Resources, Inc. .........................    400          17,060
                                                                   ----------
PACKAGED FOODS & MEATS--3.1%
  Heinz (H.J.) Co. ...................................    600          19,722
  Kraft Foods, Inc. Class A ..........................  1,200          46,716
                                                                   ----------
                                                                       66,438
                                                                   ----------
PHARMACEUTICALS--4.9%
  Barr Laboratories, Inc. (b) ........................    600          39,054
  Pfizer, Inc. .......................................  1,400          42,798
  Wyeth ..............................................    600          22,440
                                                                   ----------
                                                                      104,292
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--0.5%
  Axcelis Technologies, Inc. (b) .....................  2,000          11,218
                                                                   ----------

                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

                                                       SHARES        VALUE
                                                       ------      ----------
SEMICONDUCTORS--3.0%
  Intel Corp. ........................................  2,000      $   31,140
  Texas Instruments, Inc. ............................  2,100          31,521
                                                                   ----------
                                                                       62,661
                                                                   ----------
SOFT DRINKS--2.2%
  PepsiCo, Inc. ......................................  1,100          46,442
                                                                   ----------
SYSTEMS SOFTWARE--6.7%
  BMC Software, Inc. (b) .............................  1,500          25,665
  Microsoft Corp. (b) ................................  1,300          67,210
  Oracle Corp. (b) ...................................  4,400          47,520
                                                                   ----------
                                                                      140,395
                                                                   ----------
TOBACCO--1.4%
  Philip Morris Cos., Inc. ...........................    750          30,398
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $1,935,113) ..............................       1,976,019
                                                                   ----------
FOREIGN COMMON STOCKS--3.5%
INTEGRATED OIL & GAS--1.3%
  Royal Dutch Petroleum Co. NY Registered Shares
    (Netherlands) ....................................    600          26,412
                                                                   ----------
IT CONSULTING & SERVICES--1.2%
  Accenture Ltd. Class A (Bermuda) (b) ...............  1,400          25,186
                                                                   ----------
PACKAGED FOODS AND MEATS--1.0%
  Unilever NV NY Registered Shares (Netherlands) .....    350          21,598
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $68,916) .................................          73,196
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--97.1%
  (Identified cost $2,004,029) ..............................       2,049,215
                                                                   ----------

                                             STANDARD
                                             & POOR'S     PAR
                                              RATING     VALUE
                                            (UNAUDITED)  (000)         VALUE
                                             --------    -----      ----------

SHORT-TERM OBLIGATIONS--4.7%
U.S. TREASURY BILLS--4.7%
  U.S. Treasury Bill 1.08%, 2/6/03 ............ AAA       $30      $   29,968
  U.S. Treasury Bill 1.11%, 2/6/03 ............ AAA        20          19,978
  U.S. Treasury Bill 1.175%, 2/6/03 ........... AAA        50          49,941
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $99,887) .................................          99,887
                                                                   ----------
TOTAL INVESTMENTS--101.8%
  (Identified cost $2,103,916) ..............................       2,149,102(a)
Other assets and liabilities, net--(1.8)% ...................         (38,394)
                                                                   ----------
NET ASSETS--100.0% ..........................................      $2,110,708
                                                                    ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $113,973 and gross depreciation of $71,210 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $2,106,339.

(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $2,103,916)      $2,149,102
Cash ......................................................           3,948
Receivables
  Receivable from adviser .................................          17,553
  Dividends and interest ..................................           2,160
Prepaid expenses ..........................................               6
                                                                 ----------
    Total assets ..........................................       2,172,769
                                                                 ----------
LIABILITIES
Payables
  Investment securities purchased .........................          22,281
  Fund shares repurchased .................................               6
  Professional fee ........................................          18,533
  Printing fee ............................................          13,481
  Financial agent fee .....................................           3,351
  Trustee fee .............................................           2,031
Accrued expenses ..........................................           2,378
                                                                 ----------
    Total liabilities .....................................          62,061
                                                                 ----------
NET ASSETS ................................................      $2,110,708
                                                                 ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........      $2,105,628
  Undistributed net investment income .....................              37
  Accumulated net realized loss ...........................         (40,143)
  Net unrealized appreciation .............................          45,186
                                                                 ----------
NET ASSETS ................................................      $2,110,708
                                                                 ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................         210,521
                                                                 ==========
Net asset value and offering price per share ..............          $10.03
                                                                     ======


STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ..........................................      $ 12,005
  Interest ...........................................           651
  Foreign taxes withheld .............................           (47)
                                                            --------
    Total investment income ..........................        12,609
                                                            --------
EXPENSES
  Investment advisory fee ............................         6,322
  Financial agent fee ................................        15,685
  Professional .......................................        19,038
  Printing ...........................................        13,545
  Custodian ..........................................         4,580
  Trustees ...........................................         3,448
  Miscellaneous ......................................         1,719
                                                            --------
    Total expenses ...................................        64,337
    Less expenses borne by investment adviser ........       (56,829)
                                                            --------
    Net expenses .....................................         7,508
                                                            --------
NET INVESTMENT INCOME ................................         5,101
                                                            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ....................       (40,143)
  Net change in unrealized appreciation (depreciation)
    on investments ...................................        45,186
                                                            --------
NET GAIN ON INVESTMENTS ..............................         5,043
                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .      $ 10,144
                                                            ========

                        See Notes to Financial Statements

                      PHOENIX-LAZARD U.S. MULTI-CAP SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FROM INCEPTION
                                                                            8/12/02 TO
                                                                             12/31/02
                                                                          --------------
FROM OPERATIONS
  Net investment income (loss) .......................................      $    5,101
  Net realized gain (loss) ...........................................         (40,143)
  Net change in unrealized appreciation (depreciation) ...............          45,186
                                                                            ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........          10,144
                                                                            ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..............................................          (5,063)
                                                                            ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........          (5,063)
                                                                            ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (212,212 shares) .....................       2,122,097
  Net asset value of shares issued from reinvestment
    of distributions (508 shares) ....................................           5,063
  Cost of shares repurchased (2,199 shares) ..........................         (21,533)
                                                                            ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........       2,105,627
                                                                            ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..............................       2,110,708
NET ASSETS
  Beginning of period ................................................              --
                                                                            ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $37)      $2,110,708
                                                                            ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            FROM INCEPTION
                                             8/12/02 TO
                                              12/31/02
                                            --------------
Net asset value, beginning of period ....      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........        0.02
  Net realized and unrealized gain (loss)        0.03
                                               ------
    TOTAL FROM INVESTMENT OPERATIONS ....        0.05
                                               ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..       (0.02)
                                               ------
    TOTAL DISTRIBUTIONS .................       (0.02)
                                               ------
CHANGE IN NET ASSET VALUE ...............        0.03
                                               ------
NET ASSET VALUE, END OF PERIOD ..........      $10.03
                                               ======
Total return ............................        0.50%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .      $2,111
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .................        0.95%(2)
  Net investment income .................        0.65%(2)
Portfolio turnover rate .................          29%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.14% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

                        See Notes to Financial Statement

                    PHOENIX-LORD ABBETT BOND DEBENTURE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund's investment objective is high current income and long-term capital appreciation to produce a high total return.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: The fund's inception is August 12, 2002. Since inception, the fund returned 6.36%, ahead of its benchmark, the Lehman Brothers Aggregate Bond Index, 2 which returned 3.22% and the Merrill Lynch High Yield Master II Index 1 which returned 5.30% during the period. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Both equity and fixed-income markets were volatile during the year, reflecting a host of concerns, including the strength of the U.S. economic recovery, corporate integrity issues and increasing geopolitical risks. As investor confidence in corporate accounting and governance practices diminished, corporate bonds declined along with equities; major credit agencies aggressively downgraded the credit rating of many companies, contributing to the volatility. Treasuries were generally the investment vehicle of choice for risk-averse investors and 10-year and 30-year Treasury yields dropped sharply over much of the year, reflecting the increased demand. As the new year approached, investors seemed more willing to take on risk to achieve higher returns, providing a boost to the corporate bond market, particularly high yield. Economic data remained mixed over the period but there were occasional indicators of growth and investor sentiment showed signs of improvement in the fourth quarter. In November, commercial and industrial loans outstanding increased, reflecting a greater willingness by banks to lend money to corporations--a signal that the long-awaited improvement in the credit cycle may have begun.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: In what was a very difficult year for corporate bonds, the fund benefited from select holdings in both high-yield and investment grade bonds. Cross-over bonds--bonds of formerly investment-grade companies that are currently out of favor--contributed substantially to performance. In the high-yield sector, bonds of companies in the food, healthcare, consumer products, business services and industrial sectors all contributed to performance. Absolute yields remained low in the Treasury market, a sector we avoided for much of the year as the Fed aggressively cut short-term interest rates. Also adding to performance for the period was the fund's holdings in the wireless or cellular phone business.

     In a strategic move designed to capture the improving value opportunities in the equity markets, we increased the equity sensitivity of the fund to as much as 23%, consisting of convertible and convertible preferred securities which would be expected to benefit in an improving economy.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Going forward, we expect corporate America to experience some profit improvement, although the pace of progress may be uneven. We also expect U.S. economic growth to be positive but modest with little inflationary risk throughout much of the new year, a favorable environment for high-yield bonds. Of course there are many factors that could temporarily alter the course of the markets, among them an increase in geopolitical risk. But the combination of monetary and, with the Republican-controlled Congress, additional fiscal stimulus should provide a foundation for improved performance in 2003.

1 The Merrill Lynch High Yield Master II Index measures total return performance for high-yield bonds.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged commonly used measure of broad bond market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                    PHOENIX-LORD ABBETT BOND DEBENTURE SERIES


                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPH

                                      Merrill Lynch
Date            Bond Debenture          High Yield          Lehman Brothers
                    Series          Master II Index 1  Aggregate Bond Index 2
                --------------      -----------------  ----------------------

8/12/02           $10,000.00            $10,000.00            $10,000.00
12/31/02          $10,636.40            $10,529.50            $10,322.40


  AVERAGE TOTAL RETURNS FOR PERIOD ENDING 12/31/02

                                                                    FROM
                                                                  INCEPTION
                                                                 8/12/02 TO
                                                                  12/31/02
--------------------------------------------------------------------------------
  Bond Debenture Series                                             6.36%
--------------------------------------------------------------------------------
  Merrill Lynch High Yield Master II Index 1                        5.30%
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 2                            3.22%
--------------------------------------------------------------------------------


This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Merrill Lynch High Yield Master II Index measures total return performance for high-yield bonds.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged commonly used measure of broad bond market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                    PHOENIX-LORD ABBETT BOND DEBENTURE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                              STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                             (UNAUDITED)  (000)       VALUE
                                             -----------  -----    ----------
AGENCY MORTGAGE-BACKED SECURITIES--2.8%
  FNCL 6%, 5/1/32 .............................  AAA       $ 93    $   96,368
                                                                   ----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $95,845) ...................................        96,368
                                                                   ----------
AGENCY NON MORTGAGE-BACKED SECURITIES--2.4%
  Freddie Mac 5.50%, 7/15/06 ..................  Aaa (b)     75        82,445
                                                                   ----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $80,480) ...................................        82,445
                                                                   ----------
CORPORATE BONDS--62.9%
ADVERTISING--0.6%
  Donnelley (R.R.) & Sons Co. 144A 8.875%,
    12/15/10 (c) ..............................  B+          20        21,500
                                                                   ----------
AGRICULTURAL PRODUCTS--0.7%
  Corn Products International, Inc. 8.45%,
  8/15/09 .....................................  BBB-        25        25,426
                                                                   ----------
ALUMINUM--0.7%
  Century Aluminum Co. 11.75%, 4/15/08 ........  BB-         25        24,375
                                                                   ----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.6%
  Levi Strauss & Co. 144A 12.25%, 12/15/12 (c)   BB-         20        19,700
                                                                   ----------
AUTO PARTS & EQUIPMENT--0.7%
  Dana Corp. 10.125%, 3/15/10 .................  BB          25        25,437
                                                                   ----------
BROADCASTING & CABLE TV--6.4%
  Albritton Communications Co. 144A 7.75%,
    12/15/12 (c) ..............................  B-          15        15,094
  Comcast Corp. 10.625%, 7/15/12 ..............  BBB-        25        27,906
  CSC Holdings, Inc. Series B 8.125%, 8/15/09 .  BB-         25        24,156
  Echostar DBS Corp. 9.125%, 1/15/09 ..........  B+          50        52,875
  Mediacom LLC Series B 8.50%, 4/15/08 ........  B+          50        45,250
  Sinclair Broadcast Group, Inc. 8.75%,
    12/15/11 ..................................  B           50        54,063
                                                                   ----------
                                                                      219,344
                                                                   ----------
BUILDING PRODUCTS--0.8%
  American Standard, Inc. 7.625%, 2/15/10 .....  BB+         25        26,625
                                                                   ----------
CASINOS & GAMING--6.2%
  Aztar Corp. 8.875%, 5/15/07 .................  B+          25        25,625
  Boyd Gaming Corp. 8.75%, 4/15/12 ............  B+          25        26,125
  Isle of Capri Casinos 9%, 3/15/12 ...........  B           25        26,125
  Mohegan Tribal Gaming Authority 8.75%,
    1/1/09 ....................................  BB-         50        52,750
  Park Place Entertainment Corp. 7.50%,
    9/1/09 ....................................  BBB-        25        25,751
  Turning Stone Casino Resort 9.125%,
    12/15/10 ..................................  B+          30        30,825
  Venetian Casino/Lv Sands 144A 11%,
    6/15/10 (c) ...............................  B-          25        26,250
                                                                   ----------
                                                                      213,451
                                                                   ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2 3%
  Cummins, Inc. 144A 9.50%, 12/1/10 (c) .......  BB+         25        26,750
  Oshkosh Truck Corp. 8.75%, 3/1/08 ...........  BB+         50        51,687
                                                                   ----------
                                                                       78,437
                                                                   ----------
CONSUMER FINANCE--1.4%
  Ford Motor Credit Corp. 7.25%, 10/25/11 .....  BBB         50        48,584
                                                                   ----------

                                              STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                             (UNAUDITED)  (000)       VALUE
                                             -----------  -----    ----------
DEPARTMENT STORES--2.1%
  Dillards, Inc. 6.30%, 2/15/08 ...............  BB+       $ 25    $   23,375
  Penney (J.C.) Co., Inc. Series MTNA 6.875%,
    10/15/15 ..................................  BBB-        25        21,375
  Saks, Inc. 9.875%, 10/1/11 ..................  BB          25        26,250
                                                                   ----------
                                                                       71,000
                                                                   ----------
DIVERSIFIED CHEMICALS--0.8%
  FMC Corp. 144A 10.25%, 11/1/09 (c) ..........  BB+         25        27,125
                                                                   ----------
DIVERSIFIED COMMERCIAL SERVICES--0.7%
  Iron Mountain, Inc. 8.75%, 9/30/09 ..........  B           25        25,906
                                                                   ----------
ELECTRIC UTILITIES--0.7%
  TXU Corp. Series J 6.375%, 6/15/06 ..........  BBB         25        22,875
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
  PerkinElmer, Inc. 144A 8.875%, 1/15/13 (c) ..  BB-         30        29,700
  Sanmina-SCI Corp. 144A 10.375%, 1/15/10 (c) .  BB-         50        50,750
                                                                   ----------
                                                                       80,450
                                                                   ----------
ENVIRONMENTAL SERVICES--0.7%
  ALLIED WASTE NORTH AMERICA SERIES B
    10%, 8/1/09 ...............................  B+          25        24,938
                                                                   ----------
FOOD RETAIL--1.4%
  Ingles Markets, Inc. 8.875%, 12/1/11 ........  B+          25        23,250
  Stater Brothers Holdings, Inc. 10.75%,
    8/15/06 ...................................  B-          25        25,500
                                                                   ----------
                                                                       48,750
                                                                   ----------
FOREST PRODUCTS--1.5%
  Weyerhaeuser Co. 6.125%, 3/15/07 ............  BBB         50        53,529
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.1%
  AdvancePCS, Inc. 8.50%, 4/1/08 ..............  BB          35        36,575
                                                                   ----------
HEALTH CARE FACILITIES--2.9%
  Extendicare Health Services, Inc. 144A
    9.50%, 7/1/10 (c) .........................  B-          25        24,375
  Hanger Orthopedic Group 10.375%, 2/15/09 ....  B-          25        26,000
  HEALTHSOUTH Corp. 8.375%, 10/1/11 ...........  BB          25        21,250
  Triad Hospitals, Inc. Series B 8.75%, 5/1/09   B-          25        26,906
                                                                   ----------
                                                                       98,531
                                                                   ----------
HOME FURNISHINGS--0.8%
  Interface, Inc. Series B 9.50%, 11/15/05 ....  B-          30        27,150
                                                                   ----------
HOMEBUILDING--0.7%
  Beazer Homes USA 8.375%, 4/15/12 ............  BB          25        25,875
                                                                   ----------
HOTELS, RESORTS & CRUISE LINES--0.8%
  Hilton Hotels Corp. 8.25%, 2/15/11 ..........  BBB-        25        26,151
                                                                   ----------
INDUSTRIAL GASES--0.8%
  Airgas, Inc. 9.125%, 10/1/11 ................  B+          25        27,125
                                                                   ----------
INTEGRATED TELECOMMUNICATION SERVICES--0.8%
  Block Communications, Inc. 9.25%, 4/15/09 ...  B-          25        25,938
                                                                   ----------
LEISURE FACILITIES--0.7%
  Six Flags, Inc. 9.50%, 2/1/09 ...............  B           25        24,250
                                                                   ----------
MANAGED HEALTH CARE--0.8%
  PacifiCare Health Systems, Inc. 10.75%,
    6/1/09 ....................................  B+          25        26,875
                                                                   ----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND DEBENTURE SERIES


                                              STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                             (UNAUDITED)  (000)       VALUE
                                             -----------  -----    ----------
METAL & GLASS CONTAINERS--2.3%
  Bway Corp. 144A 10%, 10/15/10 (c) ...........  B-        $ 40    $   41,700
  Owens-Brockway Glass Container, Inc. ........
    8.875%, 2/15/09 ...........................  BB          35        36,225
                                                                   ----------
                                                                       77,925
                                                                   ----------
MOVIES & ENTERTAINMENT--1.0%
  AOL Time Warner, Inc. 6.125%, 4/15/06 .......  BBB+        35        36,136
                                                                   ----------
OIL & GAS DRILLING--0.7%
  Parker Drilling Co. Series B 10.125%,
    11/15/09 ..................................  B+          25        25,875
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--0.7%
  Dresser, Inc. 9.375%, 4/15/11 ...............  B           25        25,250
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--2.3%
  Chesapeake Energy Corp. 8.375%, 11/1/08 .....  B+          25        26,000
  Magnum Hunter Resources, Inc. 9.60%,
    3/15/12 ...................................  B+          25        26,688
  Stone Energy Corp. 8.25%, 12/15/11 ..........  B+          25        26,125
                                                                   ----------
                                                                       78,813
                                                                   ----------
PACKAGED FOODS & MEATS--4.8%
  B&G Foods, Inc. Series D 9.625%, 8/1/07 .....  B-          25        25,844
  Dean Foods Co. 6.625%, 5/15/09 ..............  BB-         50        49,389
  Del Monte Corp. 144A 8.625%, 12/15/12 (c) ...  B           35        35,875
  Nestle Holding, Inc. Series WW 3%, 5/9/05 ...  AAA         50        55,592
                                                                   ----------
                                                                      166,700
                                                                   ----------
PAPER PACKAGING--1.5%
  Longview Fibre Co. 10%, 1/15/09 .............  B+          25        26,375
  Smurfit-Stone Container Corp. 144A 8.25%,
    10/1/12 (c) ...............................  B           25        25,625
                                                                   ----------
                                                                       52,000
                                                                   ----------
PAPER PRODUCTS--1.3%
  Buckeye Technologies, Inc. 8%, 10/15/10 .....  B+          25        20,313
  Georgia-Pacific Co. 9.50%, 12/1/11 ..........  BB+         25        24,625
                                                                   ----------
                                                                       44,938
                                                                   ----------
REITS--2.2%
  FelCor Lodging Trust, Inc. 9.50%, 9/15/08 ...  BB-         25        25,625
  Host Marriott Corp. Series G 9.25%, 10/1/07 .  BB-         50        50,750
                                                                   ----------
                                                                       76,375
                                                                   ----------
SPECIALTY CHEMICALS--1.2%
  Huntsman Corp. 10.125%, 7/1/09 ..............  B-          50        41,750
                                                                   ----------
SPECIALTY STORES--0.8%
  JohnsonDiversey, Inc. 144A 9.625%,
    5/15/12 (c) ...............................  B           25        26,438
                                                                   ----------
STEEL--0.7%
  AK Steel Corp. 144A 7.75%, 6/15/12 (c) ......  BB          25        25,313
                                                                   ----------
WATER UTILITIES--0.6%
  National Waterworks, Inc. 144A 10.50%,
    12/1/12 (c) ...............................  B           20        20,975
                                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES--2.8%
  Nextel Communications, Inc. 12%, 11/1/08 ....  B           25        24,750
  Nextel Communications, Inc. 9.50%, 2/1/11 ...  B           10         9,050
  Telecorp Pcs, Inc. 10.625%, 7/15/10 .........  BBB         58        62,640
                                                                   ----------
                                                                       96,440
                                                                   ----------
TOTAL CORPORATE BONDS
  (Identified cost $2,100,008) ................................     2,170,850
                                                                   ----------

                                              STANDARD
                                               & POOR'S    PAR
                                                RATING    VALUE
                                             (UNAUDITED)  (000)       VALUE
                                             -----------  -----    ----------
FOREIGN CORPORATE BONDS--4.4%
CANADA--3.6%
  Abitibi Consolidated, Inc. 8.55%, 8/1/10 ....  BBB-      $ 25    $   27,746
  Biovail Corp. 7.875%, 4/1/10 ................  BB-         50        50,250
  Rogers Wireless Inc. 9.625%, 5/1/11 .........  BB+         25        23,625
  Tembec Industries, Inc. 7.75%, 3/15/12 ......  BB+         25        24,375
                                                                   ----------
                                                                      125,996
                                                                   ----------
IRELAND--0.8%
  MDP Acquisitions plc 144A 9.625%,
    10/1/12 (c) ...............................  B           25        26,125
                                                                   ----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $139,606) ..................................       152,121
                                                                   ----------
CONVERTIBLE BONDS--14.0%
ADVERTISING--1.1%
  Interpublic Group of Cos., Inc. Cv. 1.87%,
    6/1/06 ....................................  BB+         50        38,125
                                                                   ----------
AEROSPACE & DEFENSE--1.6%
  L-3 Communications Holdings, Inc. Cv ........
    4.40%, 9/15/11 (d) ........................  BB-         50        56,312
                                                                   ----------
BROADCASTING & CABLE TV--1.4%
  Liberty Media Corp. Cv. 3.25%, 3/15/31 ......  BBB-        50        46,875
                                                                   ----------
DATA PROCESSING SERVICES--2.1%
  Bisys Group, Inc. (The) Cv. 4%, 3/15/06 .....  NA          35        32,856
  First Data Corp. Cv. 2%, 3/1/08 .............  A+          35        39,375
                                                                   ----------
                                                                       72,231
                                                                   ----------
HEALTH CARE FACILITIES--0.9%
  Universal Health Services, Inc. Cv. 0.426%,
    6/23/20 ...................................  BBB-        50        31,750
                                                                   ----------
INDUSTRIAL MACHINERY--1.0%
  Danaher Corp. Cv. 0%, 1/22/21 ...............  A+          50        33,563
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--1.7%
  Anadarko Petroleum Corp. Cv. 0%, 3/7/20 .....  BBB+        50        30,562
  Kerr-McGee Corp. Cv. 5.25%, 2/15/10 .........  BBB-        25        27,094
                                                                   ----------
                                                                       57,656
                                                                   ----------
PHARMACEUTICALS--2.9%
  Ivax Corp. Cv. 5.50%, 5/15/07 ...............  NA          25        22,344
  Teva Pharmaceutical Industries Ltd. Cv. 144A
    0.375%, 11/15/22 (c) ......................  BBB-        75        78,844
                                                                   ----------
                                                                      101,188
                                                                   ----------
SEMICONDUCTORS--1.3%
  RF Micro Devices, Inc. Cv. 3.75%, 8/15/05 ...  NR          50        43,500
                                                                   ----------
TOTAL CONVERTIBLE BONDS
  (Identified cost $476,130) ..................................       481,200
                                                                   ----------

                                                         SHARES
                                                        --------
CONVERTIBLE PREFERRED STOCKS--6.1%
ELECTRIC UTILITIES--1.6%
  Dominion Resources, Inc. Cv. Pfd. 9.50% ..............  1,000        54,190
                                                                   ----------
HEALTH CARE EQUIPMENT--0.6%
  Baxter International, Inc. Cv. Pfd. 7% ...............    400        20,040
                                                                   ----------
LIFE & HEALTH INSURANCE--1.2%
  Metlife Capital Trust I Cv. Pfd. 8% ..................    500        41,115
                                                                   ----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND DEBENTURE SERIES

                                                         SHARES       VALUE
                                                         ------    ----------
MANAGED HEALTH CARE--1.1%
  Anthem, Inc. Cv. Pfd 6% ..............................    500    $   38,840
                                                                   ----------
PAPER PACKAGING--0.9%
  Temple-Inland, Inc. Cv. Pfd. 7.50% ...................    700        31,773
                                                                   ----------
RAILROADS--0.7%
  Union Pacific Capital Trust Cv. Pfd. 6.25% ...........    500        25,625
                                                                   ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $209,580) ..................................       211,583
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--92.6%
  (Identified cost $3,101,649) ................................     3,194,567
                                                                   ----------

                                                           PAR
                                                          VALUE
                                                          (000)
                                                          -----
SHORT-TERM OBLIGATIONS--5.8%
FEDERAL AGENCY SECURITIES--5.8%
  Federal Home Loan Discount Note
    0.75%, 1/2/03 ......................................  $ 201       200,996
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $200,996) ..................................       200,996
                                                                   ----------
TOTAL INVESTMENTS--98.4%
  (Identified cost $3,302,645) ................................     3,395,563(a)
  Other assets and liabilities, net--1.6% .....................        55,348
                                                                   ----------
NET ASSETS--100.0% ............................................    $3,450,911
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $113,187 and gross depreciation of $20,269 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $3,302,645.

(b) As rated by Moody's or Fitch.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $522,139 or 15.13% of net assets.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND DEBENTURE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS

Investment securities at value (Identified cost $3,302,645)    $3,395,563
Cash ......................................................           362
Receivables
  Interest and dividends ..................................        54,950
  Fund shares sold ........................................        23,480
  Receivable from adviser .................................        19,019
Prepaid expenses ..........................................             6
                                                               ----------
    Total assets ..........................................     3,493,380
                                                               ----------
LIABILITIES
Payables
  Fund shares repurchased .................................           612
  Professional fee ........................................        20,006
  Printing fee ............................................        13,481
  Financial agent fee .....................................         3,409
  Trustees' fee ...........................................         2,031
Accrued expenses ..........................................         2,930
                                                               ----------
    Total liabilities .....................................        42,469
                                                               ----------
NET ASSETS ................................................    $3,450,911
                                                               ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........    $3,349,639
  Undistributed net investment income .....................           381
  Accumulated net realized gain ...........................         7,973
  Net unrealized appreciation .............................        92,918
                                                               ----------
NET ASSETS ................................................    $3,450,911
                                                               ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................       330,587
                                                               ==========
Net asset value and offering price per share ..............        $10.44
                                                                   ======

STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Interest ..........................................................    $ 63,138
  Dividends .........................................................       3,125
                                                                         --------
    Total investment income .........................................      66,263
                                                                         --------
EXPENSES
  Investment advisory fee ...........................................       7,344
  Financial agent fee ...............................................      15,824
  Professional ......................................................      20,510
  Printing ..........................................................      13,545
  Custodian .........................................................       3,997
  Trustees ..........................................................       3,448
  Miscellaneous .....................................................       4,221
                                                                         --------
    Total expenses ..................................................      68,889
    Less expenses borne by investment adviser .......................     (60,059)
    Custodian fees paid indirectly ..................................         (17)
                                                                         --------
    Net expenses ....................................................       8,813
                                                                         --------
NET INVESTMENT INCOME ...............................................      57,450
                                                                         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ...................................      13,144
  Net change in unrealized appreciation (depreciation) on investments      92,918
                                                                         --------
NET GAIN ON INVESTMENTS .............................................     106,062
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................    $163,512
                                                                         ========

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND DEBENTURE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FROM INCEPTION
                                                                           8/12/02 TO
                                                                            12/31/02
                                                                         --------------
FROM OPERATIONS
  Net investment income (loss) ........................................    $   57,450
  Net realized gain (loss) ............................................        13,144
  Net change in unrealized appreciation (depreciation) ................        92,918
                                                                           ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........       163,512
                                                                           ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................       (57,069)
  Net realized short-term gains .......................................        (5,171)
                                                                           ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........       (62,240)
                                                                           ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (343,906 shares) ......................     3,485,300
  Net asset value of shares issued from reinvestment of
    distributions (5,971 shares) ......................................        62,240
  Cost of shares repurchased (19,290 shares) ..........................      (197,901)
                                                                           ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........     3,349,639
                                                                           ----------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................     3,450,911
NET ASSETS
  Beginning of period .................................................            --
                                                                           ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $381)    $3,450,911
                                                                           ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                         FROM INCEPTION
                                           8/12/02 TO
                                            12/31/02
                                         --------------
Net asset value, beginning of period ....    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........      0.18
  Net realized and unrealized gain (loss)      0.46
                                             ------
    TOTAL FROM INVESTMENT OPERATIONS ....      0.64
                                             ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..     (0.18)
  Dividends from net realized gains .....     (0.02)
                                             ------
    TOTAL DISTRIBUTIONS .................     (0.20)
                                             ------
CHANGE IN NET ASSET VALUE ...............      0.44
                                             ------
NET ASSET VALUE, END OF PERIOD ..........    $10.44
                                             ======
Total return ............................      6.36%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .    $3,451

Ratio to average net assets of:
  Operating expenses(1) .................      0.90%(2),(4)
  Net investment income .................      5.87%(2)
Portfolio turnover rate .................        24%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 7.03% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM



Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund's investment objective is capital appreciation with income as a secondary consideration.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: The fund's inception is August 12, 2002. Since inception, the fund declined 0.76%, ahead of its benchmark, the S&P 500 Index, 2 which declined 1.94% and the S&P 500/Barra Value Index 1 which declined 0.90%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: During the first quarter of 2002, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. The second quarter, however, was marked by slower growth, greater market volatility and increased uncertainty. Real Gross Domestic Product growth in the second quarter showed a greater slowdown than expected, advancing by an annual rate of 1.3%. This slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending, and a widening foreign trade deficit. After gaining strength earlier in the year, the economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors.

     While the economy showed signs of deceleration in the fourth quarter, it avoided the double-dip recession that many had feared. As the quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy. This influx of encouraging trends sparked the equity markets, as major indices finally experienced sustained gains.

     In contrast, the business sector of the economy appeared to be overly cautious during the fourth quarter and business sentiment lagged consumer resolve. Concerns existed that corporate earnings will not improve as rapidly as anticipated, as economic growth would continue at a slower-than-expected pace. In addition, high oil prices and the threat of international conflict weighed on investor confidence and economic recovery.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The fund benefited from strong stock selection in the consumer discretionary sector. In particular, retail stocks (Staples, Gap) gained from positive earnings announcements and select media companies (Tribune, Clear Channel Communications) rebounded as the industry has begun to predict a cyclical revival in advertising sales. Several holdings in the industrial sector (Parker Hannifin, Eaton Corp.) added significant relative value, as reported third quarter earnings were in line with or exceeded analysts' expectations, due largely to successful cost-cutting initiatives. The fund also benefited from solid stock selection in the energy sector. Particularly, Baker Hughes gained on strong second quarter earnings, due in part to successful operations in the Eastern Hemisphere.

     Stock selection, combined with an underweight in the information technology sector hurt relative performance. Technology stock Motorola declined as the company issued an earnings warning as a result of weak telecom spending. Additionally, Teradyne and EMC Corp. were hurt by soft demand for chip equipment and computer hardware.


Q: WHAT IS YOUR CURRENT OUTLOOK?
A: While the end of 2002 has brought another down year in the equity market, we believe the groundwork is laid for a positive 2003. We expect the corporate profit cycle, which showed momentum in the latter part of 2002, to continue to increase, and we expect strong consumer spending to support the economic recovery. Subsequently, we will continue to maintain a cyclical bias in the fund--focusing on retail, transportation and basic material stocks.

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Large-Cap          S&P 500/          S&P 500
Date       Value Series   Barra Value Index 1    Index 2
----       ------------   -------------------  ----------
8/12/02     $10,000.00        $10,000.00       $10,000.00
12/31/02     $9,924.16         $9,909.78        $9,806.45


  AVERAGE TOTAL RETURNS FOR PERIOD ENDING 12/31/02

                                                                     FROM
                                                                   INCEPTION
                                                                  8/12/02 TO
                                                                   12/31/02
--------------------------------------------------------------------------------
  Large-Cap Value Series                                            (0.76)%
--------------------------------------------------------------------------------
  S&P 500/Barra Value Index 1                                       (0.90)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                                   (1.94)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P 500/Barra Value Index measures the total return performance of companies with lower book-to-price ratios.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                       SHARES         VALUE
                                                       ------      ----------
COMMON STOCKS--95.6%
AEROSPACE & DEFENSE--0.9%
  United Technologies Corp. ..........................    517      $   32,023
                                                                   ----------
AGRICULTURAL PRODUCTS--0.7%
  Archer-Daniels-Midland Co. .........................  1,974          24,478
                                                                   ----------
AIRLINES--2.3%
  AMR Corp. (b) ......................................  3,733          24,638
  Delta Air Lines, Inc. ..............................  1,345          16,274
  Southwest Airlines Co. .............................  2,983          41,464
                                                                   ----------
                                                                       82,376
                                                                   ----------
ALUMINUM--2.1%
  Alcoa, Inc. ........................................  3,299          75,151
                                                                   ----------
APPAREL RETAIL--2.3%
  Gap, Inc. (The) ....................................  2,186          33,927
  Limited Brands .....................................  3,602          50,176
                                                                   ----------
                                                                       84,103
                                                                   ----------
APPLICATION SOFTWARE--1.1%
  PeopleSoft, Inc. (b) ...............................  2,132          39,016
                                                                   ----------
BANKS--9.9%
  Bank of New York Co., Inc. (The) ...................  1,566          37,521
  Bank One Corp. .....................................  1,198          43,787
  FleetBoston Financial Corp. ........................  1,617          39,293
  Mellon Financial Corp. .............................  3,105          81,071
  U.S. Bancorp .......................................    736          15,618
  Wachovia Corp. .....................................  2,047          74,593
  Wells Fargo & Co. ..................................  1,508          70,680
                                                                   ----------
                                                                      362,563
                                                                   ----------
BROADCASTING & CABLE TV--2.1%
  Clear Channel Communications, Inc. (b) .............    967          36,059
  Comcast Corp. Class A (b) ..........................  1,769          39,962
                                                                   ----------
                                                                       76,021
                                                                   ----------
COMPUTER & ELECTRONICS RETAIL--0.1%
  RadioShack Corp. ...................................    206           3,860
                                                                   ----------
COMPUTER HARDWARE--2.2%
  Apple Computer, Inc. (b) ...........................  5,569          79,804
                                                                   ----------
COMPUTER STORAGE & PERIPHERALS--0.9%
  EMC Corp. (b) ......................................  5,583          34,280
                                                                   ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.5%
  Caterpillar, Inc. ..................................    568          25,969
  Deere & Co. ........................................  2,244         102,887
                                                                   ----------
                                                                      128,856
                                                                   ----------
CONSUMER FINANCE--0.7%
  MBNA Corp. .........................................  1,387          26,381
                                                                   ----------
DIVERSIFIED CHEMICALS--1.2%
  Du Pont (E.I.) de Nemours & Co. ....................  1,058          44,859
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--6.2%
  Citigroup, Inc. ....................................  2,800          98,532
  Goldman Sachs Group, Inc. (The) ....................    267          18,183
  J.P. Morgan Chase & Co. ............................  2,335          56,040
  Merrill Lynch & Co., Inc. ..........................  1,439          54,610
                                                                   ----------
                                                                      227,365
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
ELECTRIC UTILITIES--3.1%
  Dominion Resources, Inc. ...........................    640      $   35,136
  Progress Energy, Inc. ..............................  1,326          57,482
  Public Service Enterprise Group, Inc. ..............    680          21,828
                                                                   ----------
                                                                      114,446
                                                                   ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
  Emerson Electric Co. ...............................    359          18,255
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
  Agilent Technologies, Inc. (b) .....................  1,281          23,007
                                                                   ----------
ENVIRONMENTAL SERVICES--1.1%
  Waste Management, Inc. .............................  1,739          39,858
                                                                   ----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
  Monsanto Co. .......................................  1,018          19,596
                                                                   ----------
FOOD RETAIL--0.1%
  Safeway, Inc. (b) ..................................    134           3,130
                                                                   ----------
FOOTWEAR--1.7%
  NIKE, Inc. Class B .................................  1,418          63,058
                                                                   ----------
GENERAL MERCHANDISE STORES--2.5%
  Big Lots, Inc. (b) .................................    749           9,909
  Target Corp. .......................................  2,697          80,910
                                                                   ----------
                                                                       90,819
                                                                   ----------
GOLD--0.9%
  Newmont Mining Corp. ...............................  1,169          33,936
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.2%
  McKesson Corp. .....................................    297           8,028
                                                                   ----------
HOTELS, RESORTS & CRUISE LINES--0.7%
  Carnival Corp. .....................................  1,029          25,674
                                                                   ----------
HOUSEWARES & SPECIALTIES--0.5%
  Newell Rubbermaid, Inc. ............................    649          19,684
                                                                   ----------
INDUSTRIAL CONGLOMERATES--0.9%
  3M Co. .............................................    274          33,784
                                                                   ----------
INDUSTRIAL GASES--1.6%
  Praxair, Inc. ......................................    994          57,423
                                                                   ----------
INDUSTRIAL MACHINERY--3.2%
  Dover Corp. ........................................    824          24,028
  Eaton Corp. ........................................    106           8,280
  Illinois Tool Works, Inc. ..........................    828          53,704
  Parker-Hannifin Corp. ..............................    709          32,706
                                                                   ----------
                                                                      118,718
                                                                   ----------
INTEGRATED OIL & GAS--4.4%
  Exxon Mobil Corp. ..................................  4,607         160,969
                                                                   ----------
INTEGRATED TELECOMMUNICATION SERVICES--3.6%
  BellSouth Corp. ....................................  1,133          29,311
  SBC Communications, Inc. ...........................    917          24,860
  Verizon Communications, Inc. .......................  1,971          76,376
                                                                   ----------
                                                                      130,547
                                                                   ----------
MOVIES & ENTERTAINMENT--3.4%
  Viacom, Inc. Class B (b) ...........................  1,065          43,409
  Walt Disney Co. (The) ..............................  5,034          82,105
                                                                   ----------
                                                                      125,514
                                                                   ----------
MULTI-LINE INSURANCE--2.3%
  American International Group, Inc. .................  1,483          85,792
                                                                   ----------

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


                                                       SHARES         VALUE
                                                       ------      ----------
MULTI-UTILITIES--0.4%
  Duke Energy Corp. ..................................    820      $   16,023
                                                                   ----------
OFFICE ELECTRONICS--2.1%
  Xerox Corp. (b) ....................................  9,414          75,783
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--3.3%
  Baker Hughes, Inc. .................................  2,072          66,698
  Schlumberger Ltd. ..................................  1,287          54,170
                                                                   ----------
                                                                      120,868
                                                                   ----------
PACKAGED FOODS & MEATS--0.9%
  Kellogg Co. ........................................    900          30,843
                                                                   ----------
PAPER PRODUCTS--3.0%
  Bowater, Inc. ......................................    852          35,741
  International Paper Co. ............................  2,076          72,598
                                                                   ----------
                                                                      108,339
                                                                   ----------
PERSONAL PRODUCTS--2.0%
  Estee Lauder Cos., Inc. (The) Class A ..............    664          17,530
  Gillette Co. (The) .................................  1,771          53,767
                                                                   ----------
                                                                       71,297
                                                                   ----------
PHARMACEUTICALS--4.2%
  Bristol-Myers Squibb Co. ...........................    862          19,955
  Merck & Co., Inc. ..................................    369          20,889
  Pharmacia Corp. ....................................    175           7,315
  Schering-Plough Corp. ..............................  3,069          68,132
  Wyeth ..............................................  1,039          38,859
                                                                   ----------
                                                                      155,150
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--0.2%
  Travelers Property Casualty Corp. Class A (b) ......    509           7,457
                                                                   ----------
PUBLISHING & PRINTING--2.7%
  Gannett Co., Inc. ..................................    517          37,120
  Tribune Co. ........................................  1,343          61,053
                                                                   ----------
                                                                       98,173
                                                                   ----------
RAILROADS--2.3%
  CSX Corp. ..........................................  1,656          46,881
  Union Pacific Corp. ................................    647          38,736
                                                                   ----------
                                                                       85,617
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--0.9%
  Teradyne, Inc. (b) .................................  2,439          31,731
                                                                   ----------
SEMICONDUCTORS--0.5%
  Texas Instruments, Inc. ............................  1,201          18,027
                                                                   ----------
SOFT DRINKS--1.2%
  PepsiCo, Inc. ......................................  1,056          44,584
                                                                   ----------
SPECIALTY CHEMICALS--0.8%
  Rohm & Haas Co. ....................................    949          30,824
                                                                   ----------
SPECIALTY STORES--1.1%
  Staples, Inc. (b) ..................................  2,270          41,541
                                                                   ----------
SYSTEMS SOFTWARE--0.7%
  Adobe Systems, Inc. ................................    435          10,789
  BMC Software, Inc. (b) .............................    894          15,296
                                                                   ----------
                                                                       26,085
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--1.3%
  Motorola, Inc. .....................................  5,476          47,367
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $3,507,721) ..............................       3,503,083
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
FOREIGN COMMON STOCKS--2.1%
DISTILLERS & VINTNERS--0.2%
  Diageo plc ADR (United Kingdom) ....................    132      $    5,782
                                                                   ----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
  Potash Corp. of Saskatchewan, Inc. (Canada) ........    310          19,713
                                                                   ----------
INTEGRATED OIL & GAS--1.0%
  Total Fina Elf SA ADR (France) .....................    513          36,679
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--0.4%
  ACE Ltd. (Bermuda) .................................    459          13,467
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $75,051) .................................          75,641
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--97.7%
  (Identified cost $3,582,772) ..............................       3,578,724
                                                                   ----------
                                                         PAR
                                                        VALUE
                                                        (000)
                                                        -----
SHORT-TERM OBLIGATIONS--9.6%
FEDERAL AGENCY SECURITIES--9.6%
  FHLB Discount Note 0.75%, 1/2/03 ...................  $ 352         351,992
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $351,992) ................................         351,992
                                                                   ----------
TOTAL INVESTMENTS--107.3%
  (Identified cost $3,934,764) ..............................       3,930,716(a)
  Other assets and liabilities, net--(7.3)% .................        (266,043)
                                                                   ----------
NET ASSETS--100.0% ..........................................      $3,664,673
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $115,725 and gross depreciation of $122,017 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $3,937,008.

(b) Non-income producing.

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $3,934,764)     $3,930,716
Cash ......................................................            745
Receivables
  Receivable from adviser .................................         21,361
  Investment securities sold ..............................         16,218
  Fund shares sold ........................................         13,265
  Dividends and interest ..................................          3,801
Prepaid expenses ..........................................              3
                                                                ----------
    Total assets ..........................................      3,986,109
                                                                ----------
LIABILITIES
Payables
  Investment securities purchased .........................        282,428
  Fund shares repurchased .................................            171
  Professional fee ........................................         18,463
  Financial agent fee .....................................          3,370
  Trustees' fee ...........................................          2,031
Accrued expenses ..........................................         14,973
                                                                ----------
    Total liabilities .....................................        321,436
                                                                ----------
NET ASSETS ................................................     $3,664,673
                                                                ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........     $3,675,198
  Accumulated net realized loss ...........................         (6,477)
  Net unrealized depreciation .............................         (4,048)
                                                                ----------
NET ASSETS ................................................     $3,664,673
                                                                ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................        369,993
                                                                ==========
Net asset value and offering price per share ..............          $9.90
                                                                     =====

STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ..........................................     $ 12,725
  Interest ...........................................          883
  Foreign taxes withheld .............................          (18)
                                                           --------
    Total investment income ..........................       13,590
                                                           --------
EXPENSES
  Financial agent fee ................................       15,582
  Investment advisory fee ............................        5,500
  Professional .......................................       18,967
  Printing ...........................................       13,545
  Custodian ..........................................        9,182
  Trustees ...........................................        3,448
  Miscellaneous ......................................        1,705
                                                           --------
    Total expenses ...................................       67,929
    Less expenses borne by investment adviser ........      (61,326)
    Custodian fees paid indirectly ...................           (2)
                                                           --------
    Net expenses .....................................        6,601
                                                           --------
NET INVESTMENT INCOME ................................        6,989
                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ....................       (6,477)
  Net change in unrealized appreciation
    (depreciation) on investments ....................       (4,048)
                                                           --------
NET LOSS ON INVESTMENTS ..............................      (10,525)
                                                           --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .     $ (3,536)
                                                           ========

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FROM INCEPTION
                                                                                       8/12/02 TO
                                                                                        12/31/02
                                                                                     --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................     $    6,989
  Net realized gain (loss) .......................................................         (6,477)
  Net change in unrealized appreciation (depreciation) ...........................         (4,048)
                                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................         (3,536)
                                                                                       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................         (6,998)
                                                                                       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................         (6,998)
                                                                                       ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (373,908 shares) .................................      3,714,460
  Net asset value of shares issued from reinvestment of distributions (708 shares)          6,998
  Cost of shares repurchased (4,623 shares) ......................................        (46,251)
                                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................      3,675,207
                                                                                       ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................      3,664,673
NET ASSETS
  Beginning of period ............................................................             --
                                                                                       ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0) ............     $3,664,673
                                                                                       ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               FROM INCEPTION
                                                  8/12/02 TO
                                                   12/31/02
                                               --------------
Net asset value, beginning of period .........     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...............       0.02
  Net realized and unrealized gain (loss) ....      (0.10)
                                                   ------
    TOTAL FROM INVESTMENT OPERATIONS .........      (0.08)
                                                   ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......      (0.02)
                                                   ------
    TOTAL DISTRIBUTIONS ......................      (0.02)
                                                   ------
CHANGE IN NET ASSET VALUE ....................      (0.10)
                                                   ------
NET ASSET VALUE, END OF PERIOD ...............     $ 9.90
                                                   ======
Total return .................................      (0.76)%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) $3,665
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ......................       0.90%(2),(4)
  Net investment income ......................       0.95%(2)
Portfolio turnover ...........................         11%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.26% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund's investment objective is capital appreciation. Investors should note that the risks of investing in mid-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: The fund's inception is August 12, 2002. Since inception, the fund returned 0.04%, ahead of its benchmark, the S&P 500 Index, 2 which declined 1.94% and the S&P MidCap 400/Barra Value Index, 1 which declined 2.13%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: While the major broad indices including the S&P 500 Index had a considerably volatile year, our disciplined investment philosophy was able to provide stronger, less volatile performance. The latter part of the year experienced low expectations as a result of the downward economic revisions from earlier quarters. But, as the fourth quarter progressed, economic data began to reveal some positive news. Statistics have shown that consumer sentiment has possibly bottomed and continued low levels of interest rates and inflation helped to sustain consumer spending and housing demand throughout the fourth quarter, thereby supporting the economy. This influx of encouraging trends sparked the equity markets, as major indices finally experienced sustained gains.

     In relation to the S&P MidCap 400/Barra Value Index, the fund is overweight in the materials sector on a relative basis as we believe these companies will benefit from a rebounding economy. Similarly, the fund has a relative overweight position in the consumer cyclicals sector based on our team's belief that companies will face short-term difficulty, but are generally the names that will typically lead us out of recession. On the contrary, the fund remains underweight in technology, as we are not yet seeing necessary mix of attractive valuations and strong catalysts. Likewise, the fund holds a relative underweight position in financials. The fund owns no banks, as we believe their current levels of profitability will decline. The financials the fund owns are reinsurance stocks. We believe the current trend of rate increases will result in higher profitability for our companies.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: Since it's inception on August 12, 2002, the fund's relative outperformance can largely be attributed to superior stock selection in the health care sector, particularly its holdings in Boston Scientific Corporation. Also adding to fund value was stock selection in the financials sector. One of the reinsurance company holdings, PartnerRe, posted strong returns for the time period. The fund lost ground to the index on a relative basis due to stock selection in the materials sector. Holdings in Crompton Corporation experienced weak returns, detracting from fund performance. Tommy Hilfiger Corporation in the consumer discretionary sector also experienced poor performance, detracting from overall returns.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Our investment philosophy remains focused on bottom-up stock selection in attractively valued stocks that have defined catalysts that we believe can enhance earnings. Though widespread negativity remains, we continue to believe the roots of a recovery are in place and expect the economy to recover in the next twelve to twenty-four months. This pending economic revival and a continued weakening dollar should create a favorable atmosphere for mid-cap stocks. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Mid-Cap Value         S&P MidCap 400/
Date              Series           Barra Value Index 1     S&P 500 Index 2
----          -------------        -------------------     ---------------

8/12/02         $10,000.00             $10,000.00            $10,000.00
12/31/02        $10,004.00              $9,786.90             $9,806.45

Average Total Returns for Period Ending 12/31/02

                                                                   FROM
                                                                 INCEPTION
                                                                8/12/02 TO
                                                                 12/31/02
--------------------------------------------------------------------------------
  Mid-Cap Value Series                                             0.04%
--------------------------------------------------------------------------------
  S&P MidCap 400/Barra Value Index 1                              (2.13)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                                 (1.94)%
--------------------------------------------------------------------------------


This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P MidCap 400/Barra Value Index measures the total return performance of mid-size companies with higher book-to-price ratios.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                       SHARES         VALUE
                                                       ------      ----------
COMMON STOCKS--85.1%
AGRICULTURAL PRODUCTS--1.9%
  Archer-Daniels-Midland Co. .........................  3,400      $   42,160
                                                                   ----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.2%
  Tommy Hilfiger Corp. (b) ...........................  3,800          26,410
                                                                   ----------
AUTO PARTS & EQUIPMENT--1.7%
  Dana Corp. .........................................  3,300          38,808
                                                                   ----------
CASINOS & GAMING--1.5%
  Park Place Entertainment Corp. (b) .................  3,900          32,760
                                                                   ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.6%
  Cummins, Inc. ......................................    500          14,065
                                                                   ----------
DEPARTMENT STORES--2.0%
  Penney (J.C.) Co., Inc. ............................  1,900          43,719
                                                                   ----------
DISTRIBUTORS--2.5%
  Genuine Parts Co. ..................................  1,800          55,440
                                                                   ----------
DIVERSIFIED CHEMICALS--3.0%
  Eastman Chemical Co. ...............................  1,200          44,124
  Solutia, Inc. ......................................  6,100          22,143
                                                                   ----------
                                                                       66,267
                                                                   ----------
ELECTRIC UTILITIES--5.7%
  Ameren Corp. .......................................  1,100          45,727
  CMS Energy Corp. ...................................  4,200          39,648
  Northeast Utilities ................................  2,700          40,959
                                                                   ----------
                                                                      126,334
                                                                   ----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.5%
  Hubbell, Inc. Class B ..............................  1,600          56,224
                                                                   ----------
FERTILIZERS & AGRICULTURAL CHEMICALS--3.4%
  IMC Global, Inc. ...................................  4,200          44,814
  Monsanto Co. .......................................  1,600          30,800
                                                                   ----------
                                                                       75,614
                                                                   ----------
FOOD RETAIL--0.9%
  Albertson's, Inc. ..................................    900          20,034
                                                                   ----------
GAS UTILITIES--1.5%
  Southwest Gas Corp. ................................  1,400          32,830
                                                                   ----------
GENERAL MERCHANDISE STORES--2.1%
  Big Lots, Inc. (b) .................................  3,500          46,305
                                                                   ----------
HEALTH CARE EQUIPMENT--1.5%
  Boston Scientific Corp. (b) ........................    800          34,016
                                                                   ----------
HEALTH CARE SUPPLIES--1.5%
  Bausch & Lomb, Inc. ................................    900          32,400
                                                                   ----------
HOME FURNISHINGS--1.5%
  Leggett & Platt, Inc. ..............................  1,500          33,660
                                                                   ----------
HOUSEHOLD APPLIANCES--2.5%
  Snap-On, Inc. ......................................  2,000          56,220
                                                                   ----------
HOUSEWARES & SPECIALTIES--1.8%
  Newell Rubbermaid, Inc. ............................  1,300          39,429
                                                                   ----------
INDUSTRIAL MACHINERY--1.7%
  Timken Co. (The) ...................................  2,000          38,200
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
MANAGED HEALTH CARE--5.6%
  Aetna, Inc. ........................................    500      $   20,560
  Caremark Rx, Inc. (b) ..............................  3,100          50,375
  Health Net, Inc. (b) ...............................  2,000          52,800
                                                                   ----------
                                                                      123,735
                                                                   ----------
METAL & GLASS CONTAINERS--4.8%
  Ball Corp. .........................................  1,000          51,190
  Pactiv Corp. (b) ...................................  2,500          54,650
                                                                   ----------
                                                                      105,840
                                                                   ----------
OIL & GAS DRILLING--2.2%
  Pride International, Inc. (b) ......................  3,200          47,680
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--2.8%
  Halliburton Co. ....................................  3,300          61,743
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--4.3%
  EOG Resources, Inc. ................................  1,300          51,896
  Kerr-McGee Corp. ...................................  1,000          44,300
                                                                   ----------
                                                                       96,196
                                                                   ----------
PAPER PRODUCTS--3.7%
  Georgia-Pacific Corp. ..............................  3,200          51,712
  MeadWestvaco Corp. .................................  1,200          29,652
                                                                   ----------
                                                                       81,364
                                                                   ----------
PHARMACEUTICALS--2.0%
  Mylan Laboratories, Inc. ...........................  1,300          45,370
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--3.3%
  SAFECO Corp. .......................................  1,600          55,472
  St. Paul Cos., Inc. (The) ..........................    500          17,025
                                                                   ----------
                                                                       72,497
                                                                   ----------
REINSURANCE--0.6%
  Transatlantic Holdings, Inc. .......................    200          13,340
                                                                   ----------
REITS--3.2%
  Healthcare Realty Trust, Inc. ......................  1,300          38,025
  Host Marriott Corp. (b) ............................  3,700          32,745
                                                                   ----------
                                                                       70,770
                                                                   ----------
RESTAURANTS--2.3%
  CBRL Group, Inc. ...................................  1,600          48,208
  Jack in the Box, Inc. (b) ..........................    200           3,458
                                                                   ----------
                                                                       51,666
                                                                   ----------
SPECIALTY CHEMICALS--1.2%
  Crompton Corp. .....................................  4,400          26,180
                                                                   ----------
SPECIALTY STORES--5.4%
  Foot Locker, Inc. (b) ..............................  4,500          47,250
  Office Depot, Inc. (b) .............................  2,100          30,996
  Payless ShoeSource, Inc. (b) .......................    800          41,176
                                                                   ----------
                                                                      119,422
                                                                   ----------
SYSTEMS SOFTWARE--1.5%
  Sybase, Inc. (b) ...................................  2,500          33,500
                                                                   ----------
TRADING COMPANIES & DISTRIBUTORS--1.2%
  Grainger (W.W.), Inc. ..............................    500          25,775
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $1,862,071) ..............................       1,885,973
                                                                   ----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


                                                       SHARES         VALUE
                                                       ------      ----------
FOREIGN COMMON STOCKS--10.1%
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.1%
  CNH Global NV (Netherlands) ........................  6,500      $   24,700
                                                                   ----------
FERTILIZERS & AGRICULTURAL CHEMICALS--2.0%
  Potash Corp. of Saskatchewan, Inc. (Canada) ........    700          44,513
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--2.4%
  XL Capital Ltd. Class A (Bermuda) ..................    700          54,075
                                                                   ----------
REINSURANCE--4.6%
Everest Re Group Ltd. (Barbados) .....................    800          44,240
  PartnerRe Ltd. (Bermuda) ...........................  1,100          57,002
                                                                   ----------
                                                                      101,242
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $217,832) ................................         224,530
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--95.2%
  (Identified cost $2,079,903) ..............................       2,110,503
                                                                   ----------

                                                         PAR
                                                        VALUE
                                                        (000)         VALUE
                                                        -----      ----------
SHORT-TERM OBLIGATIONS--8.3%
FEDERAL AGENCY SECURITIES--8.3%
  FHLB Discount Note 0.75%, 1/2/03 ...................  $ 185      $  184,996

TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $184,996) ................................         184,996
                                                                   ----------
TOTAL INVESTMENTS--103.5%
  (Identified cost $2,264,899) ..............................       2,295,499(a)
  Other assets and liabilities, net--(3.5)% .................         (78,096)
                                                                   ----------
NET ASSETS--100.0% ..........................................      $2,217,403
                                                                   ==========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $107,391 and gross depreciation of $76,924 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $2,265,032.

(b) Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $2,264,899)          $2,295,499
Cash ......................................................               5,437
Receivables
  Fund shares sold ........................................              14,076
  Receivable from adviser .................................              13,034
  Dividends and interest ..................................               2,330
Prepaid expenses ..........................................                   3
                                                                     ----------
    Total assets ..........................................           2,330,379
                                                                     ----------
LIABILITIES
Payables
  Investment securities purchased .........................              79,111
  Fund shares repurchased .................................                 750
  Professional fee ........................................              15,830
  Printing fee ............................................               8,043
  Financial agent fee .....................................               3,316
  Trustees' fee ...........................................               2,031
Accrued expenses ..........................................               3,895
                                                                     ----------
    Total liabilities .....................................             112,976
                                                                     ----------
NET ASSETS ................................................          $2,217,403
                                                                     ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........          $2,199,612
  Undistributed net investment income .....................                 108
  Accumulated net realized loss ...........................             (12,917)
  Net unrealized appreciation .............................              30,600
                                                                     ----------
NET ASSETS ................................................          $2,217,403
                                                                     ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................             222,284
                                                                     ==========
Net asset value and offering price per share ..............               $9.98
                                                                          =====


STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ..........................................          $ 11,399
  Interest ...........................................               622
  Foreign taxes withheld .............................               (19)
                                                                --------
    Total investment income ..........................            12,002
                                                                --------
EXPENSES
  Investment advisory fee ............................             4,829
  Financial agent fee ................................            15,463
  Professional .......................................            18,530
  Printing ...........................................             8,107
  Custodian ..........................................             4,972
  Trustees ...........................................             3,448
  Miscellaneous ......................................             1,717
                                                                --------
    Total expenses ...................................            57,066
    Less expenses borne by investment adviser ........           (51,385)
    Custodian fees paid indirectly ...................                (1)
                                                                --------
    Net expenses .....................................             5,680
                                                                --------
NET INVESTMENT INCOME ................................             6,322
                                                                --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ....................           (12,917)
  Net change in unrealized appreciation (depreciation)
    on investments ...................................            30,600
                                                                --------
NET GAIN ON INVESTMENTS ..............................            17,683
                                                                --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .          $ 24,005
                                                                ========

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                          FROM INCEPTION
                                                                                            8/12/02 TO
                                                                                             12/31/02
                                                                                          --------------
FROM OPERATIONS
  Net investment income (loss) ...................................................          $    6,322
  Net realized gain (loss) .......................................................             (12,917)
  Net change in unrealized appreciation (depreciation) ...........................              30,600
                                                                                            ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................              24,005
                                                                                            ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................................................              (6,214)
                                                                                            ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................              (6,214)
                                                                                            ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (222,698 shares) .................................           2,203,588
  Net asset value of shares issued from reinvestment of distributions (629 shares)               6,214
  Cost of shares repurchased (1,043 shares) ......................................             (10,190)
                                                                                            ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................           2,199,612
                                                                                            ----------
  NET INCREASE (DECREASE) IN NET ASSETS ..........................................           2,217,403
NET ASSETS
  Beginning of period ............................................................                  --
                                                                                            ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $108) ..........          $2,217,403
                                                                                            ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               FROM INCEPTION
                                                 8/12/02 TO
                                                  12/31/02
                                               --------------
Net asset value, beginning of period ....          $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........            0.03
  Net realized and unrealized gain (loss)           (0.02)
                                                   ------
    TOTAL FROM INVESTMENT OPERATIONS ....            0.01
                                                   ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..           (0.03)
                                                   ------
    TOTAL DISTRIBUTIONS .................           (0.03)
                                                   ------
CHANGE IN NET ASSET VALUE ...............           (0.02)
                                                   ------
NET ASSET VALUE, END OF PERIOD ..........          $ 9.98
                                                   ======
Total return ............................            0.04%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .          $2,217
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .................            1.00%(2),(4)
  Net investment income .................            1.11%(2)
Portfolio turnover ......................               6%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 10.05% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term growth of capital and future income rather than current income.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: For the 12 months ended December 31, 2002, the fund provided a total return of -27.70%. This return compares with a return of -27.88% for the Russell 1000 Growth Index 1 and a return of -22.10% over the same period for the fund's benchmark, the S&P 500 Index. 2 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum due to continued economic weakness, a number of high-profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the final quarter of the period, largely as a result of moderately improving earnings news.

     The period as a whole was very difficult for growth stocks, with the Russell 1000 Growth Index losing over one-quarter of its value over the 12 months ended December 2002. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A: Several of our better-performing holdings were in the leisure and health care sectors. Firming demand for advertising in the latter part of the period bolstered leisure holdings such as Viacom and Clear Channel Communications. In the health care sector, a powerful new drug launch propelled Forest Labs. Managed care provider UnitedHealth Group also performed well while we held the stock, as price increases outstripped medical cost trends. Late in the period, we sold out of our position and took some profits.

     Although our health care holdings overall did well, we had some disappointments in the group. Intensifying competition in some of its key product areas kept Baxter International from hitting its growth targets. Late in the period we sold Baxter out of the portfolio. Holdings in biotechnology concerning Genzyme also hurt results, as that company spent much of the year working down excess inventories of its kidney drug Renagel.

     Tyco International, our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues--including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and improper management conduct--caused Tyco's stock to drop precipitously.


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: As of the end of December, we think we're likely to see a prolonged period of positive but anemic economic growth. The fundamental issue of surplus capacity, due to excessive capital spending in the late 1990s, continues to hold down prices and corporate profits. In that environment, we don't think any particular sectors will emerge as clear leaders, and we believe the opportunities will tend to be more stock-specific. That has led us to a portfolio of stocks that we feel is well diversified across industries as well as issuers.

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Investors Growth    Russell 1000
Date          Stock Series     Growth Index 1        S&P 500 Index 2
----        ----------------   --------------        ---------------

10/29/01       $10,000.00        $10,000.00             $10,000.00
12/31/01       $10,689.30        $10,758.40             $10,677.00
12/31/02        $7,728.20         $7,758.49              $8,317.38


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                 FROM
                                                               INCEPTION
                                                              10/29/01 TO
                                                    1 YEAR     12/31/02
--------------------------------------------------------------------------------
  Investors Growth Stock Series                    (27.70)%     (19.73)%
--------------------------------------------------------------------------------
  Russell 1000 Growth Index 1                      (27.88)%     (19.46)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                  (22.10)%     (14.54)%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 10/29/01 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

1 The Russell 1000 Growth Index measures the total return performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES        VALUE
                                                        ------     ----------
COMMON STOCKS--89.4%
AEROSPACE & DEFENSE--1.1%
  Lockheed Martin Corp. ..............................     310     $   17,902
  Northrop Grumman Corp. .............................     480         46,560
                                                                   ----------
                                                                       64,462
                                                                   ----------
AIR FREIGHT & COURIERS--0.8%
  United Parcel Service, Inc. Class B ................     700         44,156
                                                                   ----------
AIRLINES--0.1%
  Southwest Airlines Co. .............................     500          6,950
                                                                   ----------
APPAREL RETAIL--1.2%
  Gap, Inc. (The) ....................................   1,400         21,728
  TJX Cos., Inc. (The) ...............................   2,390         46,653
                                                                   ----------
                                                                       68,381
                                                                   ----------
APPLICATION SOFTWARE--1.6%
  BEA Systems, Inc. (b) ..............................     600          6,882
  Cadence Design Systems, Inc. (b) ...................     770          9,079
  Intuit, Inc. (b) ...................................     760         35,659
  PeopleSoft, Inc. (b) ...............................   2,060         37,698
                                                                   ----------
                                                                       89,318
                                                                   ----------
BIOTECHNOLOGY--3.1%
  Amgen, Inc. (b) ....................................   2,790        134,869
  Biogen, Inc. (b) ...................................     100          4,006
  Genentech, Inc. (b) ................................     300          9,948
  Genzyme Corp. (b) ..................................     900         26,613
                                                                   ----------
                                                                      175,436
                                                                   ----------
BREWERS--0.4%
  Anheuser-Busch Cos., Inc. ..........................     450         21,780
                                                                   ----------
BROADCASTING & CABLE TV--2.6%
  Clear Channel Communications, Inc. (b) .............   1,430         53,325
  Comcast Corp. Class A (b) ..........................   2,123         50,039
  Liberty Media Corp. Class A (b) ....................   4,700         42,018
                                                                   ----------
                                                                      145,382
                                                                   ----------
CATALOG RETAIL--0.9%
  USA Interactive (b) ................................   2,160         49,507
                                                                   ----------
COMPUTER & ELECTRONICS RETAIL--0.5%
  Best Buy Co., Inc. (b) .............................   1,200         28,980
                                                                   ----------
COMPUTER HARDWARE--3.8%
  Dell Computer Corp. (b) ............................   3,610         96,531
  International Business Machines Corp. ..............   1,500        116,250
                                                                   ----------
                                                                      212,781
                                                                   ----------
DATA PROCESSING SERVICES--3.5%
  Automatic Data Processing, Inc. ....................   2,630        103,227
  First Data Corp. ...................................   2,290         81,089
  Paychex, Inc. ......................................     400         11,160
                                                                   ----------
                                                                      195,476
                                                                   ----------
DEPARTMENT STORES--2.0%
  Kohl's Corp. (b) ...................................   1,990        111,341
                                                                   ----------
DIVERSIFIED COMMERCIAL SERVICES--0.9%
  Apollo Group, Inc. Class A (b) .....................   1,130         49,720
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--9.1%
  American Express Co. ...............................   1,870         66,105
  Citigroup, Inc. ....................................   2,310         81,289
  Freddie Mac ........................................   1,860        109,833
  Goldman Sachs Group, Inc. (The) ....................     950         64,695

                                                        SHARES        VALUE
                                                        ------     ----------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Merrill Lynch & Co., Inc. ..........................   1,060     $   40,227
  Schwab (Charles) Corp. (The) .......................   2,600         28,210
  SLM Corp. ..........................................   1,190        123,593
                                                                   ----------
                                                                      513,952
                                                                   ----------
DRUG RETAIL--0.2%
  Walgreen Co. .......................................     300          8,757
                                                                   ----------
FOOD DISTRIBUTORS--1.2%
  Sysco Corp. ........................................   2,340         69,709
                                                                   ----------
GENERAL MERCHANDISE STORES--2.6%
  Target Corp. .......................................   1,120         33,600
  Wal-Mart Stores, Inc. ..............................   2,240        113,142
                                                                   ----------
                                                                      146,742
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
  Cardinal Health, Inc. ..............................     250         14,798
                                                                   ----------
HEALTH CARE EQUIPMENT--3.3%
  Boston Scientific Corp. (b) ........................   1,750         74,410
  Guidant Corp. (b) ..................................     300          9,255
  Medtronic, Inc. ....................................   1,850         84,360
  St. Jude Medical, Inc. (b) .........................     400         15,888
                                                                   ----------
                                                                      183,913
                                                                   ----------
HOME IMPROVEMENT RETAIL--0.7%
  Home Depot, Inc. (The) .............................     490         11,740
  Lowe's Cos., Inc. ..................................     790         29,625
                                                                   ----------
                                                                       41,365
                                                                   ----------
HOTELS, RESORTS & CRUISE LINES--0.3%
  Carnival Corp. .....................................     760         18,962
                                                                   ----------
HOUSEHOLD PRODUCTS--1.9%
  Colgate-Palmolive Co. ..............................   1,250         65,538
  Procter & Gamble Co. (The) .........................     500         42,970
                                                                   ----------
                                                                      108,508
                                                                   ----------
INDUSTRIAL CONGLOMERATES--4.8%
  3M Co. .............................................     880        108,504
  General Electric Co. ...............................   4,930        120,045
  Tyco International Ltd. ............................   2,370         40,480
                                                                   ----------
                                                                      269,029
                                                                   ----------
INDUSTRIAL MACHINERY--1.2%
  Illinois Tool Works, Inc. ..........................   1,000         64,860
                                                                   ----------
INSURANCE BROKERS--0.8%
  Marsh & McLennan Cos., Inc. ........................     940         43,437
                                                                   ----------
INTERNET RETAIL--0.5%
  eBay, Inc. (b) .....................................     420         28,484
                                                                   ----------
IT CONSULTING & SERVICES--1.1%
  Affiliated Computer Services, Inc. Class A (b) .....   1,200         63,180
                                                                   ----------
LIFE & HEALTH INSURANCE--0.5%
  AFLAC, Inc. ........................................   1,010         30,421
                                                                   ----------
MOTORCYCLE MANUFACTURERS--0.6%
  Harley-Davidson, Inc. ..............................     730         33,726
                                                                   ----------
MOVIES & ENTERTAINMENT--2.7%
  AOL Time Warner, Inc. (b) ..........................   4,430         58,033
  Fox Entertainment Group, Inc. Class A (b) ..........     900         23,337
  Viacom, Inc. Class B (b) ...........................   1,360         55,434
  Walt Disney Co. (The) ..............................   1,020         16,636
                                                                   ----------
                                                                      153,440
                                                                   ----------

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES

                                                        SHARES        VALUE
                                                        ------     ----------
MULTI-LINE INSURANCE--0.8%
  American International Group, Inc. .................     730     $   42,231
                                                                   ----------
NETWORKING EQUIPMENT--2.4%
  Cisco Systems, Inc. (b) ............................  10,410        136,371
                                                                   ----------
OIL & GAS DRILLING--0.3%
  Noble Corp. (b) ....................................     500         17,575
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--2.2%
  BJ Services Co. (b) ................................   1,420         45,880
  Schlumberger Ltd. ..................................   1,890         79,550
                                                                   ----------
                                                                      125,430
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
  Anadarko Petroleum Corp. ...........................     400         19,160
                                                                   ----------
PACKAGED FOODS & MEATS--0.2%
  Hershey Foods Corp. ................................     200         13,488
                                                                   ----------
PERSONAL PRODUCTS--2.5%
  Avon Products, Inc. ................................   1,940        104,508
  Gillette Co. (The) .................................   1,100         33,396
                                                                   ----------
                                                                      137,904
                                                                   ----------
PHARMACEUTICALS--10.5%
  Abbott Laboratories ................................     690         27,600
  Forest Laboratories, Inc. (b) ......................     780         76,611
  Johnson & Johnson ..................................   2,560        137,498
  Lilly (Eli) & Co. ..................................   1,650        104,775
  Pfizer, Inc. .......................................   7,470        228,358
  Wyeth ..............................................     400         14,960
                                                                   ----------
                                                                      589,802
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--0.5%
  KLA-Tencor Corp. (b) ...............................     200          7,074
  Teradyne, Inc. (b) .................................   1,600         20,816
                                                                   ----------
                                                                       27,890
                                                                   ----------
SEMICONDUCTORS--3.0%
  Analog Devices, Inc. (b) ...........................   2,260         53,946
  Intel Corp. ........................................     960         14,947
  Maxim Integrated Products, Inc. ....................   1,200         39,648
  Microchip Technology, Inc. .........................   1,540         37,653
  Xilinx, Inc. (b) ...................................     970         19,982
                                                                   ----------
                                                                      166,176
                                                                   ----------
SOFT DRINKS--2.6%
  Coca-Cola Co. (The) ................................     600         26,292
  Pepsi Bottling Group, Inc. (The) ...................   1,300         33,410
  PepsiCo, Inc. ......................................   2,110         89,084
                                                                   ----------
                                                                      148,786
                                                                   ----------
SPECIALTY STORES--1.3%
  Bed Bath & Beyond, Inc. (b) ........................     450         15,539
  Office Depot, Inc. (b) .............................   1,000         14,760
  Staples, Inc. (b) ..................................   2,300         42,090
                                                                   ----------
                                                                       72,389
                                                                   ----------
SYSTEMS SOFTWARE--7.5%
  Microsoft Corp. (b) ................................   4,620        238,854
  Oracle Corp. (b) ...................................  11,960        129,168
  Symantec Corp. (b) .................................     130          5,266
  VERITAS Software Corp. (b) .........................   3,220         50,297
                                                                   ----------
                                                                      423,585
                                                                   ----------

                                                        SHARES        VALUE
                                                        ------     ----------
TOBACCO--0.8%
  Philip Morris Cos., Inc. ...........................   1,170     $   47,420
                                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
  AT&T Wireless Services, Inc. (b) ...................   1,500          8,475
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $4,995,930) ...............................      5,033,635
                                                                   ----------
FOREIGN COMMON STOCKS--6.5%
APPLICATION SOFTWARE--0.1%
  SAP AG (Germany) ...................................      80          6,271
                                                                   ----------
IT CONSULTING & SERVICES--0.7%
  Accenture Ltd. Class A (Bermuda) (b) ...............   2,070         37,239
                                                                   ----------
MOVIES & ENTERTAINMENT--0.4%
  News Corp. Ltd. (The) (Australia) ..................   3,067         19,826
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
  EnCana Corp. (Canada) ..............................   1,780         55,358
                                                                   ----------
PHARMACEUTICALS--0.6%
  Teva Pharmaceutical Industries Ltd. ADR (Israel) ...     940         36,293
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--1.3%
  ACE Ltd. (Bermuda) .................................     580         17,017
  XL Capital Ltd. Class A (Bermuda) ..................     690         53,303
                                                                   ----------
                                                                       70,320
                                                                   ----------
SEMICONDUCTORS--0.3%
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR
    (Taiwan) (b) .....................................   2,744         19,345
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--0.7%
  Nokia Oyj ADR (Finland) ............................   2,700         41,850
                                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
  Vodafone Group plc ADR (United Kingdom) ............   1,631         29,554
                                                                   ----------
HEALTH CARE SUPPLIES--0.9%
  Alcon, Inc. (Switzerland) (b) ......................   1,350         53,258
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $374,426) .................................        369,314
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--95.9%
  (Identified cost $5,370,356) ...............................      5,402,949
                                                                   ----------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                        ------
SHORT-TERM OBLIGATIONS--6.7%
FEDERAL AGENCY SECURITIES--6.7%
  FHLB Discount Note 0.75%, 1/2/03 ...................  $  376        375,992
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $375,992) .................................        375,992
                                                                   ----------
TOTAL INVESTMENTS--102.6%
  (Identified cost $5,746,348) ...............................      5,778,941(a)
  Other assets and liabilities, net--(2.6)% ..................       (147,998)
                                                                   ----------
NET ASSETS--100.0% ...........................................     $5,630,943
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $233,365 and gross depreciation of $658,098 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $6,203,674.

(b) Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $5,746,348)     $ 5,778,941
Cash ......................................................              54
Receivables
  Investment securities sold ..............................         115,637
  Receivable from adviser .................................          35,272
  Fund shares sold ........................................          10,397
  Dividends and interest ..................................           3,977
  Tax reclaim .............................................              35
Prepaid expenses ..........................................              69
                                                                -----------
    Total assets ..........................................       5,944,382
                                                                -----------
LIABILITIES
Payables
  Investment securities purchased .........................         251,419
  Fund shares repurchased .................................              79
  Professional fee ........................................          33,727
  Printing fee ............................................          15,731
  Financial agent fee .....................................           3,581
  Trustees' fee ...........................................           1,311
Accrued expenses ..........................................           7,591
                                                                -----------
    Total liabilities .....................................         313,439
                                                                -----------
NET ASSETS ................................................     $ 5,630,943
                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........     $ 6,952,107
  Accumulated net investment loss .........................             (31)
  Accumulated net realized loss ...........................      (1,353,730)
  Net unrealized appreciation .............................          32,597
                                                                -----------
NET ASSETS ................................................     $ 5,630,943
                                                                ===========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................         728,722
                                                                ===========
Net asset value and offering price per share ..............           $7.73
                                                                      =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends .........................................................          $    36,929
  Interest ..........................................................                3,865
  Foreign taxes withheld ............................................                 (306)
                                                                               -----------
    Total investment income .........................................               40,488
                                                                               -----------
EXPENSES
  Investment advisory fee ...........................................               35,563
  Financial agent fee ...............................................               45,262
  Custodian .........................................................               64,569
  Professional ......................................................               33,251
  Printing ..........................................................               29,348
  Trustees ..........................................................                5,895
  Miscellaneous .....................................................                5,620
                                                                               -----------
    Total expenses ..................................................              219,508
    Less expenses borne by investment adviser .......................             (172,783)
    Custodian fees paid indirectly ..................................                   (1)
                                                                               -----------
    Net expenses ....................................................               46,724
                                                                               -----------
NET INVESTMENT LOSS .................................................               (6,236)
                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ...................................           (1,341,988)
  Net realized loss on foreign currency transaction .................                  (31)
  Net change in unrealized appreciation (depreciation) on investments             (191,927)
  Net change in unrealized appreciation (depreciation)
    on foreign currency and foreign currency transactions ...........                    4
                                                                               -----------
NET LOSS ON INVESTMENTS .............................................           (1,533,942)
                                                                               -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................          $(1,540,178)
                                                                               ===========

                        See Notes to Financial Statements

                    PHOENIX-MFS INVESTORS GROWTH STOCK SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                           FROM INCEPTION
                                                                                           YEAR ENDED       10/29/01 TO
                                                                                             12/31/02         12/31/01
                                                                                           -----------     --------------
FROM OPERATIONS
  Net investment income (loss) ......................................................      $    (6,236)      $      117
  Net realized gain (loss) ..........................................................       (1,342,019)         (11,249)
  Net change in unrealized appreciation (depreciation) ..............................         (191,923)         224,520
                                                                                           -----------       ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................       (1,540,178)         213,388
                                                                                           -----------       ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................................................             (295)              --
  Net realized short-term gains .....................................................             (370)              --
                                                                                           -----------       ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .........................             (665)              --
                                                                                           -----------       ----------
FROM SHARE TRANSACTIONS
  Proceeds  from sales of shares (454,129 and 368,506 shares,  respectively) ........        4,023,353        3,725,658
  Net asset value of shares  issued from  reinvestment  of
    distributions (75 and 0 shares, respectively) ...................................              665               --
  Cost  of  shares  repurchased (93,573 and 415 shares, respectively) ...............         (786,881)          (4,397)
                                                                                           -----------       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .........................        3,237,137        3,721,261
                                                                                           -----------       ----------
  NET INCREASE (DECREASE) IN NET ASSETS .............................................        1,696,294        3,934,649
NET ASSETS
  Beginning of period ...............................................................        3,934,649               --
                                                                                           -----------       ----------
  END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF ($31) AND UNDISTRIBUTED
    NET INVESTMENT INCOME OF $295, RESPECTIVELY) ....................................      $ 5,630,943       $3,934,649
                                                                                           ===========       ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 FROM INCEPTION
                                                      YEAR ENDED                   10/29/01 TO
                                                       12/31/02                     12/31/01
                                                      ----------                 --------------
Net asset value, beginning of period .............      $10.69                       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...................       (0.01)                          --(4)
  Net realized and unrealized gain (loss) ........       (2.95)                        0.69
                                                        ------                       ------
    TOTAL FROM INVESTMENT OPERATIONS .............       (2.96)                        0.69
                                                        ------                       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...........          --(4)                        --
  Distributions from net realized gains ..........          --(4)                        --
                                                        ------                       ------
CHANGE IN NET ASSET VALUE ........................       (2.96)                        0.69
                                                        ------                       ------
NET ASSET VALUE, END OF PERIOD ...................      $ 7.73                       $10.69
                                                        ======                       ======
Total return .....................................      (27.70)%                       6.89%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..........      $5,631                       $3,935
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ..........................        0.99%(5)                     0.95%(2),(5)
  Net investment income (loss) ...................       (0.13)%                       0.02%(2)
Portfolio turnover ...............................         215%                          34%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.63% and 6.88% for the periods ended December 31, 2002 and 2001, respectively.

(2) Annualized.

(3) Not annualized.

(4) Amount is less than $0.01.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term growth of capital; secondarily to provide reasonable current income.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: For the 12 months ended December 31, 2002, the fund provided a total return of -20.79%. This return compares with a -22.10% return during the same period for the series' benchmark, the S&P 500 Index. 1 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: A sluggish economy, a lack of corporate spending, earnings disappointments, corporate accounting scandals, and fears over war with Iraq undermined investor confidence and resulted in negative returns. Gains made in October and November were somewhat negated by December's mixed economic signals. For the year, a lack of consumer and corporate spending on technology continued to send technology stocks downward, and that impacted all broad market indices.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED FUND PERFORMANCE THIS YEAR?

A: We were overweighted in leisure stocks relative to our benchmark throughout the year and that was the biggest contributor to performance. Holdings included Viacom (a diversified media company), Gannet, and New York Times. All three companies benefited from improved advertising revenues and above average growth.

     Owning fewer technology stocks than our benchmark also contributed to performance. A difficult spending environment, which led to earnings disappointments throughout the year, coupled with high stock prices, made technology a dangerous place to invest in 2002. The fund's performance benefited the most from avoiding stocks such as Intel, Lucent, Nortel, and JDS Uniphase. The positions we did own, such as Cisco, are companies that have industry-leading positions and strong balance sheets.

     Fierce competition and the fallout from Enron and other scandals dogged utility stocks. Although we avoided Quest and WorldCom, communications stocks suffered from competition and too much debt on their balance sheets. However, fund performance was helped by better relative returns from AT&T and SBC. We bought these stocks because of their relatively strong balance sheets. AT&T is also benefiting from improved pricing and SBC is enjoying a better regulatory environment.

     Our health care holdings performed poorly. For example, Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. Long-term use of Wyeth's popular hormone replacement drug, Prempro, was found to be a contributing cause of heart disease and breast cancer. We didn't own two of the group's best performers, Merck and Boston Scientific, and missed the strong performance both produced because their fundamentals turned out to be better than expected.

     Our holdings in financial services did well in the first half of the year but have not met our expectations in the second half. For example, Fleet Boston had major problems caused by its international operations in Brazil and Argentina.

     After the steep stock market declines of the past three years, many traditional growth stocks are experiencing a slow down in their growth rates and are in a transition period. In our opinion, the market has a difficult time appropriately valuing these companies, and we believe they present attractive investment opportunities. Safeway (the U.S. company) and Kroger, both supermarket chains, are good examples. The industry consolidated throughout the 1990s, driving double-digit earnings growth for both companies. Now food prices are lower, they have WalMart as a competitor, and there are no more merger synergies to drive growth; these companies have been struggling to rethink their business models. As a result, the current stock price for each of these companies is significantly lower than what we think is reasonable.


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: While we don't expect a robust economy going forward, we do believe that the worst is over and are expecting a modest recovery in 2003. Mixed economic data and concerns surrounding Iraq and the Korean peninsula continue to create uncertainty for investors. However, we think this is a time that suits our stock-by-stock selection process. While it's impossible to know which areas in the market will do well, our goal is to have a well-diversified portfolio of stocks that we think should do well in any market environment.

                       PHOENIX-MFS INVESTORS TRUST SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                 Investors Trust Series         S&P 500 Index 1
----                 ----------------------         ---------------

10/29/01                   $10,000.00                  $10,000.00
12/31/01                   $10,424.90                  $10,677.00
12/31/02                    $8,257.10                   $8,317.38


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                   FROM
                                                                 INCEPTION
                                                                10/29/01 TO
                                                      1 YEAR     12/31/02
--------------------------------------------------------------------------------
  Investors Trust Series                             (20.79)%     (15.07)%
--------------------------------------------------------------------------------
  S&P 500 Index 1                                    (22.10)%     (14.54)%
--------------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 10/29/01 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P 500 Index is a measure of stock market total return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

                       PHOENIX-MFS INVESTORS TRUST SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                       SHARES         VALUE
                                                       ------      ----------
COMMON STOCKS--89.4%
AEROSPACE & DEFENSE--0.9%
  Lockheed Martin Corp. ..............................    390      $   22,522
  Northrop Grumman Corp. .............................    171          16,587
                                                                   ----------
                                                                       39,109
                                                                   ----------
AGRICULTURAL PRODUCTS--0.1%
  Archer-Daniels-Midland Co. .........................    300           3,720
                                                                   ----------
AIR FREIGHT & COURIERS--1.7%
  FedEx Corp. ........................................    615          33,346
  United Parcel Service, Inc. Class B ................    578          36,460
                                                                   ----------
                                                                       69,806
                                                                   ----------
ALUMINUM--0.6%
  Alcoa, Inc. ........................................  1,020          23,236
                                                                   ----------
APPAREL RETAIL--0.5%
  Gap, Inc. (The) ....................................  1,220          18,934
                                                                   ----------
APPLICATION SOFTWARE--0.1%
  PeopleSoft, Inc. (b) ...............................    237           4,337
                                                                   ----------
BANKS--5.3%
  Bank of America Corp. ..............................  1,100          76,527
  Bank of New York Co., Inc. (The) ...................    230           5,511
  Charter One Financial, Inc. ........................    517          14,853
  FleetBoston Financial Corp. ........................    180           4,374
  Mellon Financial Corp. .............................    340           8,877
  SunTrust Banks, Inc. ...............................    200          11,384
  Wachovia Corp. .....................................    400          14,576
  Wells Fargo & Co. ..................................  1,810          84,835
                                                                   ----------
                                                                      220,937
                                                                   ----------
BIOTECHNOLOGY--0.3%
  Amgen, Inc. (b) ....................................    230          11,118
                                                                   ----------
BREWERS--0.9%
  Anheuser-Busch Cos., Inc. ..........................    820          39,688
                                                                   ----------
BROADCASTING & CABLE TV--0.7%
  Clear Channel Communications, Inc. (b) .............    319          11,896
  Comcast Corp. Class A (b) ..........................    502          11,832
  EchoStar Communications Corp. Class A (b) ..........    250           5,565
                                                                   ----------
                                                                       29,293
                                                                   ----------
COMPUTER HARDWARE--3.5%
  Dell Computer Corp. (b) ............................  1,310          35,030
  Hewlett-Packard Co. ................................    484           8,402
  International Business Machines Corp. ..............  1,330         103,075
                                                                   ----------
                                                                      146,507
                                                                   ----------
COMPUTER STORAGE & PERIPHERALS--0.1%
  EMC Corp. (b) ......................................    395           2,425
                                                                   ----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.5%
  Caterpillar, Inc. ..................................    100           4,572
  Deere & Co. ........................................    370          16,964
                                                                   ----------
                                                                       21,536
                                                                   ----------
DATA PROCESSING SERVICES--1.5%
  Automatic Data Processing, Inc. ....................    740          29,045
  First Data Corp. ...................................    930          32,931
                                                                   ----------
                                                                       61,976
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
DEPARTMENT STORES--0.4%
  Kohl's Corp. (b) ...................................    210      $   11,749
  May Department Stores Co. (The) ....................    310           7,124
                                                                   ----------
                                                                       18,873
                                                                   ----------
DIVERSIFIED CHEMICALS--0.7%
  PPG Industries, Inc. ...............................    560          28,084
                                                                   ----------
DIVERSIFIED COMMERCIAL SERVICES--0.1%
  Cendant Corp. (b) ..................................    470           4,926
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--7.2%
  American Express Co. ...............................    404          14,281
  Citigroup, Inc. ....................................  2,730          96,069
  Fannie Mae .........................................    540          34,738
  Freddie Mac ........................................  1,540          90,937
  Goldman Sachs Group, Inc. (The) ....................    440          29,964
  Lehman Brothers Holdings, Inc. .....................    200          10,658
  Merrill Lynch & Co., Inc. ..........................    344          13,055
  State Street Corp. .................................    350          13,650
                                                                   ----------
                                                                      303,352
                                                                   ----------
DRUG RETAIL--0.2%
  CVS Corp. ..........................................    300           7,491
                                                                   ----------
ELECTRIC UTILITIES--0.7%
  Ameren Corp. .......................................     60           2,494
  Dominion Resources, Inc. ...........................    156           8,564
  PPL Corp. ..........................................    210           7,283
  Southern Co. (The) .................................    250           7,098
  TXU Corp. ..........................................    100           1,868
                                                                   ----------
                                                                       27,307
                                                                   ----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.0%
  Rockwell Automation, Inc. ..........................    100           2,071
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
  Agilent Technologies, Inc. (b) .....................    290           5,208
                                                                   ----------
ENVIRONMENTAL SERVICES--0.2%
  Waste Management, Inc. .............................    297           6,807
                                                                   ----------
FOOD DISTRIBUTORS--0.3%
  Sysco Corp. ........................................    440          13,108
                                                                   ----------
FOOD RETAIL--1.0%
  Kroger Co. (The) (b) ...............................  1,310          20,240
  Safeway, Inc. (b) ..................................    920          21,491
                                                                   ----------
                                                                       41,731
                                                                   ----------
FOOTWEAR--0.1%
  NIKE, Inc. Class B .................................    130           5,781
                                                                   ----------
GENERAL MERCHANDISE STORES--3.8%
  Family Dollar Stores, Inc. .........................    280           8,739
  Target Corp. .......................................    950          28,500
  Wal-Mart Stores, Inc. ..............................  2,400         121,224
                                                                   ----------
                                                                      158,463
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
  Cardinal Health, Inc. ..............................    300          17,757
                                                                   ----------
HEALTH CARE EQUIPMENT--0.8%
  Baxter International, Inc. .........................    190           5,320
  Boston Scientific Corp. (b) ........................    100           4,252
  Guidant Corp. (b) ..................................    210           6,479
  Medtronic, Inc. ....................................    374          17,054
                                                                   ----------
                                                                       33,105
                                                                   ----------

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                       SHARES         VALUE
                                                       ------      ----------
HEALTH CARE FACILITIES--0.7%
  HCA, Inc. ..........................................    710      $   29,465
                                                                   ----------
HOME IMPROVEMENT RETAIL--1.6%
  Home Depot, Inc. (The) .............................  2,470          59,181
  Lowe's Cos., Inc. ..................................    246           9,225
                                                                   ----------
                                                                       68,406
                                                                   ----------
HOTELS, RESORTS & CRUISE LINES--0.1%
  Starwood Hotels & Resorts Worldwide, Inc. ..........    250           5,935
                                                                   ----------
HOUSEHOLD PRODUCTS--2.6%
  Colgate-Palmolive Co. ..............................    410          21,496
  Kimberly-Clark Corp. ...............................    467          22,168
  Procter & Gamble Co. (The) .........................    740          63,596
                                                                   ----------
                                                                      107,260
                                                                   ----------
HOUSEWARES & SPECIALTIES--0.3%
  Newell Rubbermaid, Inc. ............................    360          10,919
                                                                   ----------
INDUSTRIAL CONGLOMERATES--3.3%
  3M Co. .............................................    370          45,621
  General Electric Co. ...............................  3,830          93,260
                                                                   ----------
                                                                      138,881
                                                                   ----------
INDUSTRIAL GASES--1.1%
  Air Products and Chemicals, Inc. ...................    382          16,330
  Praxair, Inc. ......................................    540          31,196
                                                                   ----------
                                                                       47,526
                                                                   ----------
INDUSTRIAL MACHINERY--1.1%
  Danaher Corp. ......................................    230          15,111
  Illinois Tool Works, Inc. ..........................    390          25,295
  ITT Industries, Inc. ...............................    120           7,283
                                                                   ----------
                                                                       47,689
                                                                   ----------
INSURANCE BROKERS--0.5%
  Marsh & McLennan Cos., Inc. ........................    450          20,795
                                                                   ----------
INTEGRATED OIL & GAS--3.5%
  ConocoPhillips .....................................    200           9,678
  Exxon Mobil Corp. ..................................  3,970         138,712
                                                                   ----------
                                                                      148,390
                                                                   ----------
INTEGRATED TELECOMMUNICATION SERVICES--3.1%
  AT&T Corp. .........................................    754          19,687
  BellSouth Corp. ....................................  2,620          67,779
  SBC Communications, Inc. ...........................  1,380          37,412
  Verizon Communications, Inc. .......................    100           3,875
                                                                   ----------
                                                                      128,753
                                                                   ----------
LIFE & HEALTH INSURANCE--0.8%
  AFLAC, Inc. ........................................    140           4,217
  MetLife, Inc. ......................................    920          24,877
  UnumProvident Corp. ................................    171           2,999
                                                                   ----------
                                                                       32,093
                                                                   ----------
MANAGED HEALTH CARE--0.2%
  UnitedHealth Group, Inc. ...........................     80           6,680
                                                                   ----------
MOTORCYCLE MANUFACTURERS--0.2%
  Harley-Davidson, Inc. ..............................    160           7,392
                                                                   ----------
MOVIES & ENTERTAINMENT--3.1%
  AOL Time Warner, Inc. (b) ..........................  2,160          28,296
  Viacom, Inc. Class B (b) ...........................  2,310          94,156
  Walt Disney Co. (The) ..............................    518           8,448
                                                                   ----------
                                                                      130,900
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
MULTI-LINE INSURANCE--1.6%
  American International Group, Inc. .................    640      $   37,024
  Hartford Financial Services Group, Inc. (The) ......    690          31,347
                                                                   ----------
                                                                       68,371
                                                                   ----------
NETWORKING EQUIPMENT--2.3%
  Cisco Systems, Inc. (b) ............................  7,330          96,023
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--0.8%
  Baker Hughes, Inc. .................................    537          17,286
  BJ Services Co. (b) ................................    100           3,231
  Schlumberger Ltd. ..................................    338          14,226
                                                                   ----------
                                                                       34,743
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
  Unocal Corp. .......................................    330          10,091
                                                                   ----------
PACKAGED FOODS & MEATS--0.5%
  J.M. Smucker Co. (The) .............................      1              40
  Kellogg Co. ........................................    670          22,961
                                                                   ----------
                                                                       23,001
                                                                   ----------
PAPER PACKAGING--0.2%
  Smurfit-Stone Container Corp. (b) ..................    480           7,388
                                                                   ----------
PAPER PRODUCTS--1.0%
  International Paper Co. ............................  1,240          43,363
                                                                   ----------
PERSONAL PRODUCTS--1.0%
  Avon Products, Inc. ................................    370          19,932
  Gillette Co. (The) .................................    680          20,645
                                                                   ----------
                                                                       40,577
                                                                   ----------
PHARMACEUTICALS--10.6%
  Abbott Laboratories ................................  1,060          42,400
  Forest Laboratories, Inc. (b) ......................    340          33,395
  Johnson & Johnson ..................................  1,610          86,473
  Lilly (Eli) & Co. ..................................  1,370          86,995
  Merck & Co., Inc. ..................................    530          30,003
  Pfizer, Inc. .......................................  4,980         152,239
  Pharmacia Corp. ....................................    290          12,122
                                                                   ----------
                                                                      443,627
                                                                   ----------
PHOTOGRAPHIC PRODUCTS--0.1%
  Eastman Kodak Co. ..................................    167           5,852
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--2.0%
  Allstate Corp. (The) ...............................    540          19,974
  Chubb Corp. (The) ..................................    530          27,666
  St. Paul Cos., Inc. (The) ..........................    566          19,272
  Travelers Property Casualty Corp. Class A (b) ......  1,141          16,716
  Travelers Property Casualty Corp. Class B (b) ......      1              15
                                                                   ----------
                                                                       83,643
                                                                   ----------
PUBLISHING & PRINTING--3.5%
  Gannett Co., Inc. ..................................    810          58,158
  McGraw-Hill Cos., Inc. (The) .......................    410          24,780
  New York Times Co. (The) Class A ...................  1,000          45,730
  Tribune Co. ........................................    430          19,548
                                                                   ----------
                                                                      148,216
                                                                   ----------
RAILROADS--0.3%
  Union Pacific Corp. ................................    202          12,094
                                                                   ----------
RESTAURANTS--0.3%
  McDonald's Corp. ...................................    710          11,417
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--0.1%
  Novellus Systems, Inc. (b) .........................    201           5,644
                                                                   ----------

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

                                                       SHARES         VALUE
                                                       ------      ----------
SEMICONDUCTORS--1.8%
  Analog Devices, Inc. (b) ...........................  1,140      $   27,212
  Intel Corp. ........................................  2,460          38,302
  Maxim Integrated Products, Inc. ....................    100           3,304
  Texas Instruments, Inc. ............................    389           5,839
                                                                   ----------
                                                                       74,657
                                                                   ----------
SOFT DRINKS--1.6%
  PepsiCo, Inc. ......................................  1,600          67,552
                                                                   ----------
SYSTEMS SOFTWARE--4.5%
  Microsoft Corp. (b) ................................  2,570         132,869
  Oracle Corp. (b) ...................................  4,070          43,956
  VERITAS Software Corp. (b) .........................    902          14,089
                                                                   ----------
                                                                      190,914
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--0.1%
  Motorola, Inc. .....................................    641           5,545
                                                                   ----------
TOBACCO--2.0%
  Philip Morris Cos., Inc. ...........................  2,060          83,492
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $3,954,396) ..............................       3,753,980
                                                                   ----------
FOREIGN COMMON STOCKS--6.8%
AUTOMOBILE MANUFACTURERS--0.4%
  Bayerische Motoren Werke AG (Germany) ..............    500          15,189
                                                                   ----------
BREWERS--0.3%
  Diageo plc (United Kingdom) ........................  1,268          13,779
                                                                   ----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
  Syngenta AG (Switzerland) ..........................     10             579
                                                                   ----------
INTEGRATED OIL & GAS--2.0%
  BP plc ADR (United Kingdom) ........................  1,730          70,325
  EnCana Corp. (Canada) ..............................    480          14,821
                                                                   ----------
                                                                       85,146
                                                                   ----------
INTEGRATED TELECOMMUNICATION SERVICES--0.1%
  BT Group plc (United Kingdom) ......................    780           2,449
  BT Group plc ADR (United Kingdom) ..................    120           3,759
                                                                   ----------
                                                                        6,208
                                                                   ----------
IT CONSULTING & SERVICES--0.8%
  Accenture Ltd. Class A (Bermuda) (b) ...............  1,850          33,282
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
  EnCana Corp. (Canada) ..............................  1,030          32,033
                                                                   ----------

                                                       SHARES         VALUE
                                                       ------      ----------
PHARMACEUTICALS--0.5%
  Aventis SA (France) ................................    180      $    9,784
  Novartis AG Registered Shares (Switzerland) ........    300          10,946
                                                                   ----------
                                                                       20,730
                                                                   ----------
PROPERTY & CASUALTY INSURANCE--0.3%
  XL Capital Ltd. Class A (Bermuda) ..................    140          10,815
                                                                   ----------
PUBLISHING & PRINTING--0.5%
  Reed Elsevier plc (United Kingdom) .................  2,490          21,326
                                                                   ----------
RAILROADS--0.9%
  Canadian National Railway Co. (Canada) .............    949          39,441
                                                                   ----------
SEMICONDUCTORS--0.1%
  STMicroelectronics NV (Switzerland) ................    216           4,214
                                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
  Vodafone Group plc ADR (United Kingdom) ............    216           3,914
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $299,027) ................................         286,656
                                                                   ----------
FOREIGN PREFERRED STOCKS--0.2%
AUTOMOBILE MANUFACTURERS--0.2%
  Porsche AG Pfd. (Germany) ..........................     23           9,558
                                                                   ----------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $10,434) .................................           9,558
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--96.4%
  (Identified cost $4,263,857) ..............................       4,050,194
                                                                   ----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                        -----
SHORT-TERM OBLIGATIONS--5.3%
FEDERAL AGENCY SECURITIES--5.3%
  FHLB Discount Note 0.75%, 1/2/03 ...................  $ 222         221,995
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $221,995) ................................         221,995
                                                                   ----------
TOTAL INVESTMENTS--101.7%
  (Identified cost $4,485,852) ..............................       4,272,189(a)
  Other assets and liabilities, net--(1.7)% .................         (71,604)
                                                                   ----------
NET ASSETS--100.0% ..........................................      $4,200,585
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $174,672 and gross depreciation of $510,094 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $4,607,611.

(b) Non-income producing.

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $4,485,852)          $4,272,189
Cash ......................................................                 153
Foreign currency at value (identified cost $934) ..........                 934
Receivables
  Receivable from adviser .................................              44,279
  Dividends and interest ..................................               5,287
  Fund shares sold ........................................               5,026
  Investment securities sold ..............................               3,769
  Tax reclaim .............................................                 222
Prepaid expenses ..........................................                  48
                                                                     ----------
    Total assets ..........................................           4,331,907
                                                                     ----------
LIABILITIES
Payables
  Investment securities purchased .........................              64,754
  Fund shares repurchased .................................                 131
  Professional fee ........................................              33,727
  Printing fee ............................................              22,861
  Financial agent fee .....................................               3,483
  Trustees' fee ...........................................               1,569
Accrued expenses ..........................................               4,797
                                                                     ----------
    Total liabilities .....................................             131,322
                                                                     ----------
NET ASSETS ................................................          $4,200,585
                                                                     ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........          $4,913,638
  Undistributed net investment income .....................               4,118
  Accumulated net realized loss ...........................            (503,537)
  Net unrealized depreciation .............................            (213,634)
                                                                     ----------
NET ASSETS ................................................          $4,200,585
                                                                     ==========
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .................................             512,033
                                                                     ==========
Net asset value and offering price per share ..............               $8.20
                                                                          =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends ..............................................................          $  53,178
  Interest ...............................................................              3,260
  Foreign taxes withheld .................................................               (796)
                                                                                    ---------
    Total investment income ..............................................             55,642
                                                                                    ---------
EXPENSES
  Investment advisory fee ................................................             27,279
  Financial agent fee ....................................................             44,330
  Custodian ..............................................................             47,015
  Printing ...............................................................             36,235
  Professional ...........................................................             32,641
  Trustees ...............................................................              6,153
  Miscellaneous ..........................................................              5,783
                                                                                    ---------
    Total expenses .......................................................            199,436
    Less expenses borne by investment adviser ............................           (163,640)
    Custodian fees paid indirectly .......................................                 (1)
                                                                                    ---------
    Net expenses .........................................................             35,795
                                                                                    ---------
NET INVESTMENT INCOME ....................................................             19,847
                                                                                    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ........................................           (503,174)
  Net realized loss on foreign currency transactions .....................               (204)
  Net change in unrealized appreciation (depreciation) on investments ....           (336,719)
  Net change in unrealized appreciation (depreciation) on foreign currency
    and foreign currency transactions ....................................                171
                                                                                    ---------
NET LOSS ON INVESTMENTS ..................................................           (839,926)
                                                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................          $(820,079)
                                                                                    =========

                        See Notes to Financial Statements

                       PHOENIX-MFS INVESTORS TRUST SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                               FROM INCEPTION
                                                                                            YEAR ENDED          10/29/01 TO
                                                                                             12/31/02            12/31/01
                                                                                            ----------         --------------
FROM OPERATIONS
  Net investment income (loss) .....................................................        $   19,847          $    3,595
  Net realized gain (loss) .........................................................          (503,378)              5,373
  Net change in unrealized appreciation (depreciation) .............................          (336,548)            122,914
                                                                                            ----------          ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................          (820,079)            131,882
                                                                                            ----------          ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ............................................................           (19,894)                 --
  Net realized short-term gains ....................................................            (5,103)                 --
                                                                                            ----------          ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........................           (24,997)                 --
                                                                                            ----------          ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (214,975 and 327,032 shares, respectively) .........         1,898,360           3,277,340
  Net asset value of shares issued from reinvestment of distributions
    (2,946 and 0 shares, respectively) .............................................            24,997                  --
  Cost of shares repurchased (32,117 and 803 shares, respectively) .................          (278,591)             (8,327)
                                                                                            ----------          ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ........................         1,644,766           3,269,013
                                                                                            ----------          ----------
  NET INCREASE (DECREASE) IN NET ASSETS ............................................           799,690           3,400,895
NET ASSETS
  Beginning of period ..............................................................         3,400,895                  --
                                                                                            ----------          ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $4,118 AND $4,228,
    RESPECTIVELY) ..................................................................        $4,200,585          $3,400,895
                                                                                            ==========          ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              FROM INCEPTION
                                             YEAR ENDED        10/29/01 TO
                                              12/31/02           12/31/01
                                             ----------       --------------
Net asset value, beginning of period ....      $10.42             $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..........        0.04               0.01
  Net realized and unrealized gain (loss)       (2.21)              0.41
                                               ------             ------
    TOTAL FROM INVESTMENT OPERATIONS ....       (2.17)              0.42
                                               ------             ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..       (0.04)                --
  Distributions from net realized gains .       (0.01)                --
                                               ------             ------
    TOTAL DISTRIBUTIONS .................       (0.05)                --
                                               ------             ------
CHANGE IN NET ASSET VALUE ...............       (2.22)              0.42
                                               ------             ------
NET ASSET VALUE, END OF PERIOD ..........      $ 8.20             $10.42
                                               ======             ======
Total return ............................      (20.79)%             4.25%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .      $4,201             $3,401
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) .................        0.98%(4)           0.95%(2),(4)
  Net investment income .................        0.55%              0.65%(2)
Portfolio turnover ......................          85%                 4%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.48% and 7.34% for the periods ended December 31, 2002 and 2001, respectively.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks capital appreciation and reasonable income.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: For the period ended December 31, 2002, the fund returned -13.84%. This return compares with a -22.10% return during the same period for the series' benchmark, the S&P 500 Index. 1 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: With value investing having outperformed growth for the past three years, we think the question on the minds of many value investors is whether it's time to move back into growth stocks. In other words, has this value cycle run its course? We don't believe so. We believe both investing styles can be part of a sound investment strategy. We are confident that value will continue to offer attractive opportunities to investors over the long term, particularly in times when the market in general is undervalued--as we believe it was at the end of the period.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A: The fund's outperformance relative to its benchmark was attributable to both our stock selection and relative weightings across multiple sectors. Stock selection in industrial goods, leisure, and utilities & communication was the primary contributor to performance for the year. The series also benefited from an overweighting in basic materials and consumer staples and an underweighted position in technology and in utilities & communications.

     In the industrial goods sector, our holdings in Deere and Caterpillar were bright spots for performance. The series also benefited from our publishing and media positions in the leisure sector, as media conglomerate Viacom and newspaper companies Gannett and Tribune continued to benefit from improving advertising trends.

     In the utilities and communications sector, our emphasis on traditional regulated gas and electric distribution companies and underweight in electric generation and trading companies, as well as telecom companies, helped performance. In a difficult year for telecom, our research uncovered attractive opportunities in the sector; toward the end of the year, we added SBC Communications to the series and increased our position in BellSouth.

     On the negative side, detractors from performance included our stock selection in the banking industry, particularly FleetBoston, which was impacted by Latin American and telecom loan exposure. Investments in Sears and Citigroup also negatively affected performance. Sears suffered from deterioration in its credit card portfolio, and Citigroup suffered from the investigation into investment banking conflicts of interest. In the health care sector, our pharmaceutical stocks were not immune from concerns about patent expirations, regulatory setbacks, and generally weak new product pipelines.


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Looking at 2003, we think that securities markets are likely to stay choppy over the near term especially given the unpredictability of corporate earnings, the fits and starts of a recovering U.S. economy, and lingering geopolitical concerns. While this environment is challenging, it also presents opportunities for value-oriented investors to find quality, lower-volatility businesses whose stocks are reasonably valued relative to their long-term growth prospects. Accordingly, we are comfortable with our moderately conservative positioning of the series and believe that our fundamental research will continue to uncover businesses poised to benefit from improving economic and market conditions.

1 The S&P 500 Index is a measure of stock market total return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

                            PHOENIX-MFS VALUE SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


  Date      Value Series      S&P 500 Index 1
--------    ------------      ---------------
10/29/01     $10,000.00         $10,000.00
12/31/01     $10,572.80         $10,677.00
12/31/02      $9,109.25          $8,317.38


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                     10/29/01 TO
                                                           1 YEAR     12/31/02
--------------------------------------------------------------------------------
Investor Trust Series                                     (13.84)%      (7.65)%
--------------------------------------------------------------------------------
S&P 500 Index 1                                           (22.10)%     (14.54)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/29/01 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P 500 Index is a measure of stock market total return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

                            PHOENIX-MFS VALUE SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES      VALUE
                                                        -------  -----------
COMMON STOCKS--84.1%
AEROSPACE & DEFENSE--0.1%
  Northrop Grumman Corp. ............................       270  $    26,190
                                                                 -----------
AGRICULTURAL PRODUCTS--1.4%
  Archer-Daniels-Midland Co. ........................    19,690      244,156
                                                                 -----------
ALUMINUM--1.4%
  Alcoa, Inc. .......................................    10,650      242,607
                                                                 -----------
BANKS--10.7%
  Bank of America Corp. .............................     7,400      514,818
  Bank One Corp. ....................................       860       31,433
  FleetBoston Financial Corp. .......................     9,930      241,299
  Mellon Financial Corp. ............................     8,520      222,457
  National City Corp. ...............................     6,850      187,142
  SouthTrust Corp. ..................................     6,780      168,483
  SunTrust Banks, Inc. ..............................     3,550      202,066
  Wachovia Corp. ....................................     7,140      260,182
                                                                 -----------
                                                                   1,827,880
                                                                 -----------
COMMODITY CHEMICALS--0.1%
  Lyondell Chemical Co. .............................     1,200       15,168
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.9%
  Caterpillar, Inc. .................................     3,340      152,705
  Deere & Co. .......................................     7,470      342,499
                                                                 -----------
                                                                     495,204
                                                                 -----------
DATA PROCESSING SERVICES--0.4%
  Automatic Data Processing, Inc. ...................     1,600       62,800
                                                                 -----------
DEPARTMENT STORES--0.4%
  Sears, Roebuck and Co. ............................     3,150       75,442
                                                                 -----------
DIVERSIFIED CHEMICALS--1.6%
  Dow Chemical Co. (The) ............................     2,600       77,220
  PPG Industries, Inc. ..............................     3,950      198,092
                                                               -----------
                                                                     275,312
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES--9.3%
  American Express Co. ..............................     3,920      138,572
  Citigroup, Inc. ...................................    18,330      645,033
  Fannie Mae ........................................     2,830      182,054
  Freddie Mac .......................................     3,500      206,675
  Goldman Sachs Group, Inc. (The) ...................     3,640      247,884
  Merrill Lynch & Co., Inc. .........................     4,400      166,980
                                                                 -----------
                                                                   1,587,198
                                                                 -----------
DIVERSIFIED METALS & MINING--0.4%
  Phelps Dodge Corp. (b) ............................     1,990       62,984
                                                                 -----------
ELECTRIC UTILITIES--2.6%
  FPL Group, Inc. ...................................     2,280      137,096
  NSTAR .............................................     3,930      174,453
  PPL Corp. .........................................     1,460       50,633
  TXU Corp. .........................................     4,600       85,928
                                                                 -----------
                                                                     448,110
                                                                 -----------
FOOD RETAIL--1.2%
  Kroger Co. (The) (b) ..............................     8,910      137,659
  Safeway, Inc. (b) .................................     2,630       61,437
                                                                 -----------
                                                                     199,096
                                                                 -----------
FOOTWEAR--0.5%
  NIKE, Inc. Class B ................................     2,050       91,164
                                                                 -----------
GAS UTILITIES--1.4%
  KeySpan Corp. .....................................     3,200      112,768


                                                        SHARES      VALUE
                                                        -------  -----------
GAS UTILITIES--CONTINUED
  NiSource, Inc. ....................................     4,630  $    92,600
  WGL Holdings, Inc. ................................     1,700       40,664
                                                                 -----------
                                                                     246,032
                                                                 -----------
HEALTH CARE EQUIPMENT--0.2%
  Guidant Corp. (b) .................................     1,100       33,935
                                                                 -----------
HOME IMPROVEMENT RETAIL--0.4%
  Home Depot, Inc. (The) ............................     2,550       61,098
                                                                 -----------
HOUSEHOLD PRODUCTS--2.3%
  Colgate-Palmolive Co. .............................       310       16,253
  Kimberly-Clark Corp. ..............................     4,070      193,203
  Procter & Gamble Co. (The) ........................     2,100      180,474
                                                                 -----------
                                                                     389,930
                                                                 -----------
INDUSTRIAL CONGLOMERATES--0.7%
  3M Co. ............................................     1,000      123,300
                                                                 -----------
INDUSTRIAL GASES--1.8%
  Air Products and Chemicals, Inc. ..................     3,320      141,930
  Praxair, Inc. .....................................     2,770      160,023
                                                                 -----------
                                                                     301,953
                                                                 -----------
INDUSTRIAL MACHINERY--0.6%
  Illinois Tool Works, Inc. .........................       680       44,105
  Pall Corp. ........................................     3,580       59,714
                                                                 -----------
                                                                     103,819
                                                                 -----------
INTEGRATED OIL & GAS--3.6%
  ConocoPhillips ....................................     1,300       62,907
  Exxon Mobil Corp. .................................    15,780      551,353
                                                                 -----------
                                                                     614,260
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--4.5%
  AT&T Corp. ........................................     6,792      177,339
  BellSouth Corp. ...................................    13,140      339,932
  SBC Communications, Inc. ..........................     9,460      256,461
                                                                 -----------
                                                                     773,732
                                                                 -----------
LIFE & HEALTH INSURANCE--1.2%
  MetLife, Inc. .....................................     7,540      203,882
                                                                 -----------
MOVIES & ENTERTAINMENT--2.2%
  Viacom, Inc. Class B (b) ..........................     6,090      248,228
  Walt Disney Co. (The) .............................     8,060      131,459
                                                                 -----------
                                                                     379,687
                                                                 -----------
MULTI-LINE INSURANCE--1.1%
  Hartford Financial Services Group, Inc. (The) .....     4,040      183,537
                                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER--1.3%
  Energy East Corp. .................................     5,330      117,739
  National Fuel Gas Co. .............................     4,890      101,370
                                                                 -----------
                                                                     219,109
                                                                 -----------
OIL & GAS DRILLING--0.4%
  Noble Corp. (b) ...................................     1,930       67,840
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--0.9%
  Schlumberger Ltd. .................................     3,850      162,047
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--3.5%
  Anadarko Petroleum Corp. ..........................     3,120      149,448
  Apache Corp. ......................................     2,922      166,525
  Devon Energy Corp. ................................     2,850      130,815
  Unocal Corp. ......................................     4,870      148,924
                                                                 -----------
                                                                     595,712
                                                                 -----------

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES

                                                        SHARES      VALUE
                                                        -------  -----------
PACKAGED FOODS & MEATS--3.7%
  Del Monte Foods Co. (b) ...........................     1,550  $    11,932
  Heinz (H.J.) Co. ..................................     3,470      114,059
  J.M. Smucker Co. (The) ............................     1,399       55,712
  Kellogg Co. .......................................    13,330      456,819
                                                                 -----------
                                                                     638,522
                                                                 -----------
PAPER PACKAGING--0.4%
  Smurfit-Stone Container Corp. (b) .................     4,930       75,878
                                                                 -----------
PAPER PRODUCTS--1.6%
  Bowater, Inc. .....................................       300       12,585
  International Paper Co. ...........................     7,670      268,220
                                                                 -----------
                                                                     280,805
                                                                 -----------
PHARMACEUTICALS--6.8%
  Abbott Laboratories ...............................     3,900      156,000
  Johnson & Johnson .................................     3,800      204,098
  Lilly (Eli) & Co. .................................     2,830      179,705
  Merck & Co., Inc. .................................     3,610      204,362
  Pfizer, Inc. ......................................    13,750      420,338
                                                                 -----------
                                                                   1,164,503
                                                                 -----------
PHOTOGRAPHIC PRODUCTS--0.5%
  Eastman Kodak Co. .................................     2,260       79,190
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--3.6%
  Allstate Corp. (The) ..............................     7,860      290,741
  Chubb Corp. (The) .................................     2,360      123,192
  SAFECO Corp. ......................................     3,340      115,798
  St. Paul Cos., Inc. (The) .........................     2,320       78,996
  Travelers Property Casualty Corp. Class A (b) .....       565        8,277
  Travelers Property Casualty Corp. Class B (b) .....       469        6,871
                                                                 -----------
                                                                     623,875
                                                                 -----------
PUBLISHING & PRINTING--2.5%
  Gannett Co., Inc. .................................     4,260      305,868
  Tribune Co. .......................................     2,570      116,832
                                                                 -----------
                                                                     422,700
                                                                 -----------
RAILROADS--0.4%
  Union Pacific Corp. ...............................     1,200       71,844
                                                                 -----------
REITS--0.4%
  Equity Office Properties Trust ....................     3,080       76,938
                                                                 -----------
SEMICONDUCTORS--1.3%
  Analog Devices, Inc. (b) ..........................     2,620       62,540
  Intel Corp. .......................................     5,310       82,677
  Texas Instruments, Inc. ...........................     5,140       77,151
                                                                 -----------
                                                                     222,368
                                                                 -----------
SOFT DRINKS--1.3%
  PepsiCo, Inc. .....................................     5,360      226,299
                                                                 -----------
TOBACCO--2.5%
  Philip Morris Cos., Inc. ..........................    10,470      424,349
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $15,083,755) ...............................   14,420,455
                                                                 -----------
FOREIGN COMMON STOCKS--8.6%
ALUMINUM--0.4%
  Alcan, Inc. (Canada) ..............................     2,420       71,438
                                                                 -----------
BREWERS--0.7%
  Diageo plc (United Kingdom) .......................    10,670      115,950
                                                                 -----------


                                                        SHARES      VALUE
                                                        -------  -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--2.1%
  Syngenta AG (Switzerland) .........................     6,230  $   360,682
                                                                 -----------
HOUSEHOLD PRODUCTS--0.3%
  Akzo Nobel NV (Netherlands) .......................     1,370       43,459
                                                                 -----------
INTEGRATED OIL & GAS--2.6%
  BP plc ADR (United Kingdom) .......................     8,530      346,745
  Total Fina Elf SA ADR (France) ....................     1,500      107,250
                                                                 -----------
                                                                     453,995
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.3%
  BT Group plc (United Kingdom) .....................    17,590       55,221
                                                                 -----------
IT CONSULTING & SERVICES--0.2%
  Accenture Ltd. Class A (Bermuda) (b) ..............     1,910       34,361
                                                                 -----------
PUBLISHING & PRINTING--1.5%
  Reed Elsevier plc (United Kingdom) ................    29,900      256,086
                                                                 -----------
RAILROADS--0.5%
  Canadian National Railway Co. (Canada) ............     1,941       80,668
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,529,109) ................................    1,471,860
                                                                 -----------
CONVERTIBLE PREFERRED STOCKS--1.9%
AEROSPACE & DEFENSE--0.2%
  Northrop Grumman Corp. Cv. Pfd. 7.25% .............       360       38,787
                                                                 -----------
AUTOMOBILE MANUFACTURERS--0.3%
  General Motors Corp. Cv. Pfd. 5.25% ...............     1,890       43,659
                                                                 -----------
ELECTRIC UTILITIES--0.3%
  TXU Corp. Cv. Pfd. 8.75% ..........................     1,520       43,472
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--0.3%
  CHUBB Corp Cv. Pfd. 7% ............................       700       16,765
  Travelers Property Casualty Corp. Cv. Pfd. 4.50% ..     1,720       38,442
                                                                 -----------
                                                                      55,207
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT--0.8%
  Motorola, Inc. Cv. Pfd. 7% ........................     4,570      146,240
                                                                 -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $426,288) ..................................      327,365
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--94.6%
  (Identified cost $17,039,152) ...............................   16,219,680
                                                                 -----------



                                                           PAR
                                                          VALUE
                                                          (000)
                                                          -----
SHORT-TERM OBLIGATIONS--5.0%
FEDERAL AGENCY SECURITIES--5.0%
  FHLB Discount Note 0.75%, 1/2/03 ..................     $ 858      857,982
                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $857,982) ..................................      857,982
                                                                 -----------
TOTAL INVESTMENTS--99.6%
  (Identified cost $17,897,134) ...............................   17,077,662(a)
  Other assets and liabilities, net--0.4% .....................       73,790
                                                                 -----------
NET ASSETS--100.0% ............................................  $17,151,452
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $506,629 and gross depreciation of $1,500,931 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $18,071,964.

(b) Non-income producing.

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $17,897,134) ...............................................    $17,077,662
Cash .......................................................................................................          3,028
Receivables
  Fund shares sold .........................................................................................         92,710
  Investment securities sold ...............................................................................         52,355
  Dividends and interest ...................................................................................         33,209
  Receivable from adviser ..................................................................................         26,355
Prepaid expenses ...........................................................................................            164
                                                                                                                -----------
    Total assets ...........................................................................................     17,285,483
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased ..........................................................................         64,443
  Fund shares repurchased ..................................................................................          5,127
  Professional fee .........................................................................................         33,777
  Printing fee .............................................................................................         17,463
  Financial agent fee ......................................................................................          4,287
  Trustees' fee ............................................................................................          2,031
Accrued expenses ...........................................................................................          6,903
                                                                                                                -----------
    Total liabilities ......................................................................................        134,031
                                                                                                                -----------
NET ASSETS .................................................................................................    $17,151,452
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........................................................    $18,772,121
  Undistributed net investment income ......................................................................         10,334
  Accumulated net realized loss ............................................................................       (811,584)
  Net unrealized depreciation ..............................................................................       (819,419)
                                                                                                                -----------
NET ASSETS .................................................................................................    $17,151,452
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...........................      1,904,712
                                                                                                                ===========
Net asset value and offering price per share ...............................................................          $9.00
                                                                                                                      =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ................................................................................................    $   252,529
  Interest .................................................................................................          7,488
  Foreign taxes withheld ...................................................................................         (2,445)
                                                                                                                -----------
    Total investment income ................................................................................        257,572
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................         78,417
  Financial agent fee ......................................................................................         49,947
  Custodian ................................................................................................         60,125
  Professional .............................................................................................         37,981
  Printing .................................................................................................         31,380
  Trustees .................................................................................................          6,153
  Miscellaneous ............................................................................................          6,504
                                                                                                                -----------
    Total expenses .........................................................................................        270,507
    Less expenses borne by investment adviser ..............................................................       (166,927)
    Custodian fees paid indirectly .........................................................................             (8)
                                                                                                                -----------
    Net expenses ...........................................................................................        103,572
                                                                                                                -----------
NET INVESTMENT INCOME ......................................................................................        154,000
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................................................................       (811,347)
  Net realized gain on foreign currency transactions .......................................................            132
  Net change in unrealized appreciation (depreciation) on investments ......................................     (1,002,678)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions            375
                                                                                                                -----------
NET LOSS ON INVESTMENTS ....................................................................................     (1,813,518)
                                                                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $(1,659,518)
                                                                                                                ===========

                        See Notes to Financial Statements

                            PHOENIX-MFS VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FROM INCEPTION
                                                                                 YEAR ENDED     10/29/01 TO
                                                                                  12/31/02        12/31/01
                                                                                -----------   --------------
FROM OPERATIONS
  Net investment income (loss) .............................................    $   154,000     $     8,591
  Net realized gain (loss) .................................................       (811,215)          9,765
  Net change in unrealized appreciation (depreciation) .....................     (1,002,303)        182,884
                                                                                -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............     (1,659,518)        201,240
                                                                                -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................       (143,119)         (8,371)
  Net realized short-term gains ............................................        (10,444)            (49)
  Net realized long-term gains .............................................           (144)             --
                                                                                -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................       (153,707)         (8,420)
                                                                                -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,709,473 and 447,287 shares, respectively)     16,616,339       4,527,099
  Net asset value of shares issued from reinvestment of distributions
    (16,893 and 798 shares, respectively) ..................................        153,707           8,420
  Cost of shares repurchased (266,319 and 3,420 shares, respectively) ......     (2,498,274)        (35,434)
                                                                                -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................     14,271,772       4,500,085
                                                                                -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................     12,458,547       4,692,905
NET ASSETS
  Beginning of period ......................................................      4,692,905              --
                                                                                -----------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $10,334 AND
    $0, RESPECTIVELY) ......................................................    $17,151,452     $ 4,692,905
                                                                                ===========     ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                               FROM INCEPTION
                                                                                 YEAR ENDED      10/29/01 TO
                                                                                  12/31/02        12/31/01
                                                                                -----------    --------------
Net asset value, beginning of period .......................................       $10.55            $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .............................................         0.09              0.02
  Net realized and unrealized gain (loss) ..................................        (1.55)             0.55
                                                                                   ------            ------
    TOTAL FROM INVESTMENT OPERATIONS .......................................        (1.46)             0.57
                                                                                   ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................................        (0.08)            (0.02)
  Distributions from net realized gains ....................................        (0.01)               --(5)
                                                                                   ------            ------
    TOTAL DISTRIBUTIONS ....................................................        (0.09)            (0.02)
                                                                                   ------            ------
CHANGE IN NET ASSET VALUE ..................................................        (1.55)             0.55
                                                                                   ------            ------
NET ASSET VALUE, END OF PERIOD .............................................       $ 9.00            $10.55
                                                                                   ======            ======
Total return ...............................................................       (13.84)%            5.73%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ....................................      $17,151            $4,693
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ....................................................         0.99%(4)          0.95%(2)(4)
  Net investment income ....................................................         1.47%             1.33%(2)
Portfolio turnover .........................................................           48%                9%(3)

(1) If the  investment  adviser had not waived fees and  reimbursed  expenses,  the ratio of operating  expenses to average  net  assets  would  have been  2.59%  and 6.43% for the  periods  ended  December  31,  2002 and 2001, respectively.

(2) Annualized.

(3) Not annualized.

(4) The ratio of  operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) Amount is less than $0.01.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks dividend growth, current income and capital appreciation.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the fiscal year ended December 31, 2002, the fund returned -22.51%, slightly below the performance of its benchmark, the S&P 500 Index, 1 which declined 22.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: The year 2002 marked the third consecutive down year for the equity markets, with stocks falling particularly sharply in December on negative economic, geopolitical and company-specific news in the technology and retail sectors. In fact, the market posted its worst December since 1931 as investors took profits in the face of continued uncertainty regarding the economy, rising oil prices and unease over the situation with Iraq and North Korea.

     On the economic front, the ISM Manufacturing Index fell below 50, which indicates a contraction in the manufacturing sector. November car sales were weak. Consumer confidence fell for the sixth time in seven months. There was a weak jobs report, and the unemployment rate rose from 5.7% to 6%. Retailers had their worst holiday shopping season in 10 years.

     In geopolitical news, crude oil prices rose on a strike in Venezuela and fear that a war with Iraq would limit supplies. The dollar was weak on economic concerns and fear of a nuclear buildup in North Korea. Additionally, Treasury Secretary Paul O'Neill and White House Economic Advisor Lawrence Lindsey were forced to quit.

     In company-specific news, Hewlett-Packard cut its 2003 sales forecast. Brokerage firm Morgan Stanley reduced its recommended weighting on four computer-related industries on recent price gains and a weak outlook for tech spending. And finally, United Airlines filed the largest airline bankruptcy in history.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The portfolio benefited from good stock picking in the pharmaceuticals industry and avoided poor performing stocks in the wireless telecommunications industry. The portfolio also benefited from good stock picking in the medical products industry. The portfolio was hurt by overweights in the technology and financial services sectors. Profit taking, the Morgan Stanley sector downgrade and negative sales forecast from Hewlett-Packard all hurt technology stocks. Financial services stocks were hurt by the falling stock market.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We are currently positioned for a rebound in the stock market, an increase in technology spending and a cut (or elimination) in personal taxes on corporate dividends, which will benefit our utility holdings. As of December 31, the S&P 500 Index was trading at 17 times the 2003 estimate. Historically, the P/E ratio on the S&P 500 has been 19 when inflation is below 3%. So valuation is moderately attractive. Earnings growth is expected to be close to 11% next year. Liquidity is a positive factor for stocks. The M2 money supply as a percentage of GDP now stands at 55%. This is the highest level since 1992. Finally, economic growth is supposed to accelerate to 3% in 2003 from 2.4% in 2002. The 2003 inflation forecast is 2.5%. This would represent an increase from the 2002 estimate of 1.6%. The higher number would be a slight positive because it would put investors' deflation fears to bed. If the S&P 500 P/E multiple reverts to its low-inflation average of 19 and 2003 earnings grow to $52.22 (consensus), the price should be about $992.18 in 12 months. That represents about a 12.8% increase from today's level. If you include dividends, the forecasted total return would be close to 14.5%.

1 The S&P 500 Index is a measure of stock market total return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


  Date     Growth and Income Series      S&P 500 Index 1
--------   ------------------------      ---------------
  3/2/98         $10,000.00                $10,000.00
12/31/98         $12,045.30                $11,895.30
12/31/99         $14,093.30                $14,409.40
12/29/00         $13,161.90                $13,085.60
12/31/01         $12,087.10                $11,531.70
12/31/02          $9,365.99                 $8,983.13


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                       3/2/98 TO
                                                           1 YEAR      12/31/02
--------------------------------------------------------------------------------
Growth and Income Series                                  (22.51)%      (1.35)%
--------------------------------------------------------------------------------
S&P 500 Index 1                                           (22.10)%      (2.19)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/2/98 inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The S&P 500 Index is a measure of stock market total return performance. The index is unmanaged, does not reflect management fees and is not available for direct investment.

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

                                                        SHARES      VALUE
                                                        -------  -----------
COMMON STOCKS--96.8%
AEROSPACE & DEFENSE--2.2%
  Boeing Co. (The) ..................................    15,400  $   508,046
  General Dynamics Corp. ............................     1,800      142,866
  Honeywell International, Inc. .....................    11,200      268,800
  Lockheed Martin Corp. .............................     4,300      248,325
  United Technologies Corp. .........................    10,000      619,400
                                                                 -----------
                                                                   1,787,437
                                                                 -----------
AGRICULTURAL PRODUCTS--0.3%
  Fresh Del Monte Produce, Inc. .....................    11,400      215,574
                                                                 -----------
AIR FREIGHT & COURIERS--0.3%
  FedEx Corp. .......................................     4,400      238,568
                                                                 -----------
ALTERNATIVE CARRIERS--0.1%
  Level 3 Communications, Inc. (b) ..................    15,700       76,930
                                                                 -----------
APPAREL RETAIL--0.3%
  Abercrombie & Fitch Co. Class A (b) ...............     3,500       71,610
  AnnTaylor Stores Corp. (b) ........................     3,800       77,596
  Talbots, Inc. (The) ...............................     3,500       96,355
                                                                 -----------
                                                                     245,561
                                                                 -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.2%
  Jones Apparel Group, Inc. (b) .....................     9,700      343,768
  Liz Claiborne, Inc. ...............................     8,700      257,955
  Polo Ralph Lauren Corp. (b) .......................     5,100      110,976
  V. F. Corp. .......................................     8,300      299,215
                                                                 -----------
                                                                   1,011,914
                                                                 -----------
APPLICATION SOFTWARE--0.3%
 Intuit, Inc. (b) ..................................     4,500      211,140
                                                                 -----------
AUTO PARTS & EQUIPMENT--0.4%
  Dana Corp. ........................................     6,700       78,792
  Johnson Controls, Inc. ............................     2,800      224,476
                                                                 -----------
                                                                     303,268
                                                                 -----------
AUTOMOBILE MANUFACTURERS--0.4%
  Ford Motor Co. ....................................    12,200      113,460
  General Motors Corp. ..............................     6,300      232,218
                                                                 -----------
                                                                     345,678
                                                                 -----------
BANKS--8.7%
  Bank of America Corp. .............................    28,500    1,982,745
  Bank One Corp. ....................................    13,800      504,390
  Charter One Financial, Inc. .......................     5,200      149,396
  First Tennessee National Corp. ....................    13,300      478,002
  FleetBoston Financial Corp. .......................    12,800      311,040
  Hibernia Corp. Class A ............................    11,200      215,712
  U.S. Bancorp ......................................    63,100    1,338,982
  Union Planters Corp. ..............................    11,000      309,540
  UnionBanCal Corp. .................................     8,900      349,503
  Wachovia Corp. ....................................    28,000    1,020,320
  Wells Fargo & Co. .................................     7,200      337,464
                                                                 -----------
                                                                   6,997,094
                                                                 -----------
BREWERS--0.1%
  Coors (Adolph) Co. Class B ........................     1,300       79,625
                                                                 -----------
BROADCASTING & CABLE TV--0.8%
  Clear Channel Communications, Inc. (b) ............    11,500      428,835
  Hearst-Argyle Television, Inc. (b) ................    10,400      250,744
                                                                 -----------
                                                                     679,579
                                                                 -----------


                                                        SHARES      VALUE
                                                        -------  -----------
BUILDING PRODUCTS--0.1%
  Lennox International, Inc. ........................     6,000  $    75,300
                                                                 -----------
CASINOS & GAMING--0.2%
  GTECH Holdings Corp. (b) ..........................     4,500      125,370
                                                                 -----------
COMPUTER HARDWARE--3.6%
  Dell Computer Corp. (b) ...........................    27,700      740,698
  Hewlett-Packard Co. ...............................    48,000      833,280
  International Business Machines Corp. .............    17,300    1,340,750
                                                                 -----------
                                                                   2,914,728
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--0.5%
  EMC Corp. (b) .....................................    26,100      160,254
  Lexmark International, Inc. (b) ...................     2,100      127,050
  Storage Technology Corp. (b) ......................     5,800      124,236
                                                                 -----------
                                                                     411,540
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.3%
  Deere & Co. .......................................     4,700      215,495
                                                                 -----------
CONSUMER FINANCE--0.8%
  MBNA Corp. ........................................    35,400      673,308
                                                                 -----------
DEPARTMENT STORES--1.0%
  Federated Department Stores, Inc. (b) .............     9,900      284,724
  Penney (J.C.) Co., Inc. ...........................    23,900      549,939
                                                                 -----------
                                                                     834,663
                                                                 -----------
DIVERSIFIED CHEMICALS--1.6%
  Du Pont (E.I.) de Nemours & Co. ...................    31,500    1,335,600
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--1.1%
  Block (H&R), Inc. .................................    13,800      554,760
  Deluxe Corp. ......................................     5,200      218,920
  Servicemaster Co. (The) ...........................    10,100      112,110
                                                                 -----------
                                                                     885,790
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES--7.8%
  American Express Co. ...............................   20,100      710,535
  Citigroup, Inc. ....................................   49,600    1,745,424
  Fannie Mae .........................................   10,200      656,166
  Federated Investors, Inc. Class B ..................    9,400      238,478
  Freddie Mac ........................................    4,900      289,345
  Goldman Sachs Group, Inc. (The) ....................    4,600      313,260
  J.P. Morgan Chase & Co. ............................   33,200      796,800
  Merrill Lynch & Co., Inc. ..........................   19,800      751,410
  Morgan Stanley .....................................   18,000      718,560
  Principal Financial Group, Inc. ....................    3,200       96,416
                                                                 -----------
                                                                   6,316,394
                                                                 -----------
ELECTRIC UTILITIES--2.9%
  Centerpoint Energy, Inc. ...........................   30,600      260,100
  Edison International (b) ...........................   10,400      123,240
  Entergy Corp. ......................................   14,300      651,937
  Exelon Corp. .......................................   12,300      649,071
  Great Plains Energy, Inc. ..........................    9,100      208,208
  PPL Corp. ..........................................    9,100      315,588
  TXU Corp. ..........................................    7,100      132,628
                                                                 -----------
                                                                   2,340,772
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
  Energizer Holdings, Inc. (b) .......................    8,400      234,360
  Rockwell Automation, Inc. ..........................    3,700       76,627
                                                                 -----------
                                                                     310,987
                                                                 -----------

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


                                                        SHARES      VALUE
                                                        -------  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
  Thermo Electron Corp. (b) ..........................   11,000  $   221,320
                                                                 -----------
FOOD RETAIL--0.4%
  Albertson's, Inc. ..................................    4,700      104,622
  Winn-Dixie Stores, Inc. ............................   13,100      200,168
                                                                 -----------
                                                                     304,790
                                                                 -----------
GAS UTILITIES--1.2%
  AGL Resources, Inc. ................................    4,000       97,200
  NiSource, Inc. .....................................   34,000      680,000
  Peoples Energy Corp. ...............................    4,900      189,385
                                                                 -----------
                                                                     966,585
                                                                 -----------
GENERAL MERCHANDISE STORES--1.6%
  Wal-Mart Stores, Inc. ..............................   25,000    1,262,750
                                                                 -----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.7%
  AmerisourceBergen Corp. ............................    3,300      179,223
  Cardinal Health, Inc. ..............................    4,000      236,760
  McKesson Corp. .....................................    5,700      154,071
                                                                 -----------
                                                                     570,054
                                                                 -----------
HEALTH CARE EQUIPMENT--1.5%
  Bard (C.R.), Inc. ..................................    3,500      203,000
  Baxter International, Inc. .........................    6,500      182,000
  Guidant Corp. (b) ..................................   12,700      391,795
  St. Jude Medical, Inc. (b) .........................   10,700      425,004
                                                                 -----------
                                                                   1,201,799
                                                                 -----------
HEALTH CARE SUPPLIES--0.3%
  Bausch & Lomb, Inc. ................................    5,800      208,800
                                                                 -----------
HOME IMPROVEMENT RETAIL--1.0%
  Home Depot, Inc. (The) .............................    6,600      158,136
  Lowe's Cos., Inc. ..................................    6,800      255,000
  Sherwin-Williams Co. (The) .........................   13,000      367,250
                                                                 -----------
                                                                     780,386
                                                                 -----------
HOUSEHOLD APPLIANCES--0.4%
  Black & Decker Corp. (The) .........................    7,300      313,097
                                                                 -----------
HOUSEHOLD PRODUCTS--2.6%
  Clorox Co. (The) ...................................   16,300      672,375
  Dial Corp. (The) ...................................    9,200      187,404
  Procter & Gamble Co. (The) .........................   14,600    1,254,724
                                                                 -----------
                                                                   2,114,503
                                                                 -----------
HOUSEWARES & SPECIALTIES--0.4%
  Fortune Brands, Inc. ...............................    7,400      344,174
                                                                 -----------
INDUSTRIAL CONGLOMERATES--3.9%
  3M Co. .............................................    3,800      468,540
  General Electric Co. ...............................   97,300    2,369,255
  Tyco International Ltd. ............................   20,600      351,848
                                                                 -----------
                                                                   3,189,643
                                                                 -----------
INDUSTRIAL MACHINERY--1.1%
  Briggs & Stratton Corp. ............................    2,700      114,669
  Eaton Corp. ........................................   10,200      796,722
                                                                 -----------
                                                                     911,391
                                                                 -----------
INTEGRATED OIL & GAS--3.9%
  Exxon Mobil Corp. ..................................   59,800    2,089,412
  Occidental Petroleum Corp. .........................   36,200    1,029,890
                                                                 -----------
                                                                   3,119,302
                                                                 -----------


                                                        SHARES      VALUE
                                                        -------  -----------
INTEGRATED TELECOMMUNICATION SERVICES--4.8%
  ALLTEL Corp. .......................................    5,900  $   300,900
  BellSouth Corp. ....................................   29,900      773,513
  Commonwealth Telephone Enterprises, Inc. (b) .......    6,800      243,712
  SBC Communications, Inc. ...........................   27,100      734,681
  Sprint Corp. (FON Group) ...........................   29,900      432,952
  Verizon Communications, Inc. .......................   35,700    1,383,375
                                                                 -----------
                                                                   3,869,133
                                                                 -----------
INTERNET SOFTWARE & SERVICES--0.2%
  DoubleClick, Inc. (b) ..............................   13,100       74,146
  EarthLink, Inc. (b) ................................   13,800       75,210
                                                                 -----------
                                                                     149,356
                                                                 -----------
IT CONSULTING & SERVICES--0.1%
  Computer Sciences Corp. (b) ........................    2,400       82,680
                                                                 -----------
LEISURE PRODUCTS--0.1%
  Mattel, Inc. .......................................    5,900      112,985
                                                                 -----------
LIFE & HEALTH INSURANCE--1.0%
  MetLife, Inc. ......................................   30,900      835,536
                                                                 -----------
MANAGED HEALTH CARE--2.0%
  Aetna, Inc. ........................................    5,600      230,272
  Oxford Health Plans, Inc. (b) ......................    3,000      109,350
  UnitedHealth Group, Inc. ...........................    9,500      793,250
  WellPoint Health Networks, Inc. (b) ................    6,400      455,424
                                                                 -----------
                                                                   1,588,296
                                                                 -----------
MOVIES & ENTERTAINMENT--1.5%
  AOL Time Warner, Inc. (b) ..........................   27,900      365,490
  Fox Entertainment Group, Inc. Class A (b) ..........    3,100       80,383
  Viacom, Inc. Class B (b) ...........................   18,200      741,832
                                                                 -----------
                                                                   1,187,705
                                                                 -----------
NETWORKING EQUIPMENT--1.6%
  Avocent Corp. (b) ..................................    3,300       73,326
  Cisco Systems, Inc. (b) ............................   95,000    1,244,500
                                                                 -----------
                                                                   1,317,826
                                                                 -----------
OIL & GAS DRILLING--0.3%
  Transocean, Inc. ...................................    9,100      211,120
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--0.3%
  Halliburton Co. ....................................   14,200      265,682
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
  Apache Corp. .......................................    3,400      193,766
                                                                 -----------
PACKAGED FOODS & MEATS--2.9%
  ConAgra Foods, Inc. ................................   41,900    1,047,919
  Hershey Foods Corp. ................................    3,100      209,064
  Kellogg Co. ........................................    6,200      212,474
  Sara Lee Corp. .....................................   37,700      848,627
                                                                 -----------
                                                                   2,318,084
                                                                 -----------
PAPER PRODUCTS--0.3%
  International Paper Co. ............................    6,000      209,820
                                                                 -----------
PHARMACEUTICALS--9.6%
  Abbott Laboratories ................................   14,600      584,000
  Bristol-Myers Squibb Co. ...........................   11,500      266,225
  Johnson & Johnson ..................................   37,700    2,024,867
  Merck & Co., Inc. ..................................   22,200    1,256,742
  Mylan Laboratories, Inc. ...........................   16,000      558,400
  Pfizer, Inc. .......................................   64,700    1,977,879
  Pharmacia Corp. ....................................   23,300      973,940
  Schering-Plough Corp. ..............................    4,900      108,780
                                                                 -----------
                                                                   7,750,833
                                                                 -----------

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


                                                        SHARES      VALUE
                                                        -------  -----------
PHOTOGRAPHIC PRODUCTS--0.9%
  Eastman Kodak Co. ..................................   21,700  $   760,368
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--2.2%
  Allstate Corp. (The) ...............................   30,500    1,128,195
  AMBAC Financial Group, Inc. ........................    6,800      382,432
  Old Republic International Corp. ...................    9,800      274,400
                                                                 -----------
                                                                   1,785,027
                                                                 -----------
PUBLISHING & PRINTING--0.9%
  Gannett Co., Inc. ..................................    5,100      366,180
  McGraw-Hill Cos., Inc. (The) .......................    6,400      386,816
                                                                 -----------
                                                                     752,996
                                                                 -----------
RAILROADS--0.8%
  Union Pacific Corp. ................................   10,900      652,583
                                                                 -----------
REITS--0.4%
  Simon Property Group, Inc. .........................   10,500      357,735
                                                                 -----------
SEMICONDUCTOR EQUIPMENT--0.2%
  Applied Materials, Inc. (b) ........................   11,400      148,542
                                                                 -----------
SEMICONDUCTORS--2.6%
  Intel Corp. ........................................   85,600    1,332,792
  LSI Logic Corp. (b) ................................   51,500      297,155
  Texas Instruments, Inc. ............................   30,400      456,304
                                                                 -----------
                                                                   2,086,251
                                                                 -----------
SOFT DRINKS--0.3%
  Coca-Cola Co. (The) ................................    3,800      166,516
  Coca-Cola Enterprises, Inc. ........................    5,100      110,772
                                                                 -----------
                                                                     277,288
                                                                 -----------
SPECIALTY CHEMICALS--0.5%
  Lubrizol Corp. (The) ...............................    7,300      222,650
  RPM International, Inc. ............................   13,500      206,280
                                                                 -----------
                                                                     428,930
                                                                 -----------
SPECIALTY STORES--0.7%
  Claire's Stores, Inc. ..............................    5,500      121,385
  Pep Boys-Manny, Moe & Jack (The) ...................   23,500      272,600
  Pier 1 Imports, Inc. ...............................    7,200      136,296
                                                                 -----------
                                                                     530,281
                                                                 -----------
SYSTEMS SOFTWARE--5.0%
  BMC Software, Inc. (b) .............................   19,500      333,645
  Microsoft Corp. (b) ................................   59,800    3,091,660
  Oracle Corp. (b) ...................................   40,900      441,720
  VERITAS Software Corp. (b) .........................   10,800      168,696
                                                                 -----------
                                                                   4,035,721
                                                                 -----------


                                                        SHARES      VALUE
                                                        -------  -----------
TELECOMMUNICATIONS EQUIPMENT--1.4%
  Harris Corp. .......................................    8,700  $   228,810
  Motorola, Inc. .....................................   54,200      468,830
  QUALCOMM, Inc. (b) .................................    6,500      236,535
  Tekelec (b) ........................................   16,000      167,200
                                                                 -----------
                                                                   1,101,375
                                                                 -----------
TIRES & RUBBER--0.3%
  Goodyear Tire & Rubber Co. (The) ...................   42,100      286,701
                                                                 -----------
TOBACCO--1.0%
  Philip Morris Cos., Inc. ...........................   19,900      806,547
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $89,746,866) ...............................   78,244,076
                                                                 -----------
FOREIGN COMMON STOCKS--0.8%
AUTOMOBILE MANUFACTURERS--0.6%
  DaimlerChrysler AG (Germany) .......................   15,800      484,270
                                                                 -----------
CONSUMER ELECTRONICS--0.2%
  Garmin Ltd. (Cayman Islands) (b) ...................    4,800      140,640
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $603,537) ..................................      624,910
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--97.6%
  (Identified cost $90,350,403) ...............................   78,868,986
                                                                 -----------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)
                                           -----------  -------
SHORT-TERM OBLIGATIONS--0.4%
COMMERCIAL PAPER--0.4%
  Emerson Electric Co. 1.25%, 1/2/03 .....     A-1      $   350      349,988
                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $349,988) ..................................      349,988
                                                                 -----------
TOTAL INVESTMENTS--98.0%
  (Identified cost $90,700,391) ...............................   79,218,974(a)
  Other assets and liabilities, net--2.0% .....................    1,605,314
                                                                 -----------
NET ASSETS--100.0% ............................................  $80,824,288
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,656,753 and gross depreciation of $16,478,114 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $91,040,335.

(b) Non-income producing.

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $90,700,391) ...................       $ 79,218,974
Cash ...........................................................................            248,417
Receivables
  Investment securities sold ...................................................          1,240,368
  Fund shares sold .............................................................            207,678
  Dividends and interest .......................................................            129,464
Prepaid expenses ...............................................................              1,390
                                                                                       ------------
    Total assets ...............................................................         81,046,291
                                                                                       ------------
LIABILITIES
Payables
  Fund shares repurchased ......................................................             69,985
  Investment advisory fee ......................................................             54,529
  Printing fee .................................................................             42,950
  Professional fee .............................................................             39,794
  Financial agent fee ..........................................................              8,980
  Trustees' fee ................................................................              2,031
Accrued expenses ...............................................................              3,734
                                                                                       ------------
    Total liabilities ..........................................................            222,003
                                                                                       ------------
NET ASSETS .....................................................................       $ 80,824,288
                                                                                       ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................       $112,009,913
  Undistributed net investment income ..........................................            192,455
  Accumulated net realized loss ................................................        (19,896,663)
  Net unrealized depreciation ..................................................        (11,481,417)
                                                                                       ------------
NET ASSETS .....................................................................       $ 80,824,288
                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization          9,214,439
                                                                                       ============
Net asset value and offering price per share ...................................              $8.77
                                                                                              =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................       $  1,688,153
  Interest .....................................................................             27,492
  Foreign taxes withheld .......................................................             (4,783)
                                                                                       ------------
    Total investment income ....................................................          1,710,862
                                                                                       ------------
EXPENSES
  Investment advisory fee ......................................................            696,621
  Financial agent fee ..........................................................            123,357
  Printing .....................................................................             45,641
  Professional .................................................................             42,923
  Custodian ....................................................................             26,264
  Trustees .....................................................................              4,620
  Miscellaneous ................................................................              8,124
                                                                                       ------------
    Total expenses .............................................................            947,550
    Less expenses borne by investment adviser ..................................            (22,646)
    Custodian fees paid indirectly .............................................                 (2)
                                                                                       ------------
    Net expenses ...............................................................            924,902
                                                                                       ------------
NET INVESTMENT INCOME ..........................................................            785,960
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................        (15,723,963)
  Net change in unrealized appreciation (depreciation) on investments ..........        (11,725,112)
                                                                                       ------------
NET LOSS ON INVESTMENTS ........................................................        (27,449,075)
                                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................       $(26,663,115)
                                                                                       ============

                        See Notes to Financial Statements

                    PHOENIX-OAKHURST GROWTH AND INCOME SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED    YEAR ENDED
                                                                                                   12/31/02      12/31/01
                                                                                                 ------------   -----------
FROM OPERATIONS
  Net investment income (loss) ..............................................................    $    785,960   $   741,811
  Net realized gain (loss) ..................................................................     (15,723,963)   (3,857,903)
  Net change in unrealized appreciation (depreciation) ......................................     (11,725,112)   (6,712,958)
                                                                                                 ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................     (26,663,115)   (9,829,050)
                                                                                                 ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................................................................        (765,941)     (580,441)
  Net realized long-term gains ..............................................................              --      (265,628)
                                                                                                 ------------   -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................................        (765,941)     (846,069)
                                                                                                 ------------   -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,476,739 and 3,808,993 shares, respectively) ..............      25,355,966    44,476,346
  Net asset value of shares issued from reinvestment of distributions (83,448 and
    71,582 shares, respectively) ............................................................         765,941       846,069
  Cost of shares repurchased (3,481,424 and 2,726,595 shares, respectively) .................     (33,608,982)  (31,396,116)
                                                                                                 ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................      (7,487,075)   13,926,299
                                                                                                 ------------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................................     (34,916,131)    3,251,180
NET ASSETS
  Beginning of period .......................................................................     115,740,419   112,489,239
                                                                                                 ------------   -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $192,455 AND
    $172,435, RESPECTIVELY) .................................................................    $ 80,824,288  $115,740,419
                                                                                                 ============  ============



FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                                     FROM
                                                                                 YEAR ENDED DECEMBER 31,           INCEPTION
                                                                          -------------------------------------    3/2/98 TO
                                                                           2002       2001      2000      1999      12/31/98
                                                                          ------     ------    ------    ------      ------
Net asset value, beginning of period ................................     $11.42     $12.52    $13.53    $11.99      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................................       0.08       0.08      0.07      0.07        0.05
  Net realized and unrealized gain (loss) ...........................      (2.65)     (1.09)    (0.96)     1.97        1.99
                                                                          ------     ------    ------    ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ................................      (2.57)     (1.01)    (0.89)     2.04        2.04
                                                                          ------     ------    ------    ------      ------

LESS DISTRIBUTIONS
  Dividends from net investment income ..............................      (0.08)     (0.06)    (0.07)    (0.07)      (0.05)
  Distributions from net realized gains .............................         --      (0.03)    (0.05)    (0.16)         --
  Tax return of capital .............................................         --         --        --     (0.27)         --
                                                                          ------     ------    ------    ------      ------
    TOTAL DISTRIBUTIONS .............................................      (0.08)     (0.09)    (0.12)    (0.50)      (0.05)
                                                                          ------     ------    ------    ------      ------
CHANGE IN NET ASSET VALUE ...........................................      (2.65)     (1.10)    (1.01)     1.54        1.99
                                                                          ------     ------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD ......................................     $ 8.77     $11.42    $12.52    $13.53      $11.99
                                                                          ======     ======    ======    ======      ======
Total return ........................................................     (22.51)%    (8.17)%   (6.61)%   17.00%      20.45%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............................    $80,824   $115,740  $112,489  $101,834     $41,860
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ............................................       0.93%(4)   0.85%(4)  0.85%     0.85%       0.85%(1)
  Net investment income .............................................       0.79%      0.65%     0.54%     0.71%       1.02%(1)
Portfolio turnover ..................................................         60%        29%       53%       52%         81%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.95%,  0.93%,  0.94%,  1.01% and 1.46% for the periods ended December 31, 2002,  2001, 2000, 1999 and 1998, respectively.

(4) The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents.


Q: CAN YOU  PROVIDE A BRIEF  OVERVIEW  OF THE  EQUITY  MARKETS  OVER THE LAST 12
MONTHS?

A: From December 31, 2001 to December 31, 2002, the stock market represented by the large-cap S&P 500 Index 2 had a negative return of 22.10%. It has been another very difficult year for equity investors. We finished the year 2001 with significant rallies in the equity market after the horrendous fall it suffered in the aftermath of September 11. However, as 2002 began, it became apparent that the economy was not recovering as quickly as we had hoped. In addition, the economic downturn gradually unmasked the systemic flaws in corporate America developed through the boom times. The coziness between investment analysts and corporate executives, the negligence of corporate boards and public accountants' conflicts of interest all erupted into a year of corporate scandals. Former giants such as Enron, Global Crossing and WorldCom all filed for bankruptcy amid allegation of management greed and accounting fraud. Against such a backdrop, stocks retreated throughout 2002.

     Recently, stocks have performed better as valuations became more attractive and fear of double dip recession faded. It appears that the S&P 500 Index made its bottom on October 9, 2002. The market then rallied more than 13% by the end of 2002.

     During periods of economy difficulty, it is understandable that market leaders are those engaged in businesses not severely affected by cyclical weakness. Consumer staples and health-care service issues have been the best performers during this 12-month period. On the other hand, utility and telecommunications companies performed poorly due to overcapacity in their respective industries.


Q: CAN YOU  PROVIDE US WITH A BRIEF  OVERVIEW  OF THE BOND  MARKET  DURING  THIS
PERIOD?

A: The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, 3 continued to benefit from the downturn in the equity markets and the uncertain economic and geopolitical outlook, posting a return of 10.26% for the year. Treasuries benefited the most, as investor uncertainty led to a "flight to quality." Performance was directly correlated to quality. Investment-grade spread sectors (i.e., non-Treasury securities) continue to benefit from their yield advantage.

     The yield curve continued to steepen as interest rates rose at the middle and long ends of the yield curve, while declining a the short end due to expectations that the Federal Reserve would reduce rates before year-end due to signs that the economic recovery was faltering. On the economic front, the ISM Manufacturing Index remained below 50, indicating contraction in the manufacturing sector, consumer confidence fell to a nine-year low and the unemployment rate rose to 6%. Third-quarter GDP growth was 4%, significantly higher than the second-quarter rate of 1.3%, with consumer spending accounting for three-quarters of the growth rate. However, in a sign that consumer spending may have peaked, retailers had their worst holiday shopping season in 10 years.


Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: The fund returned -11.58% for the fiscal year ended December 31, 2002 compared with a return of -22.10% for the S&P 500 Index and -9.82% for the Balanced Benchmark Index. 1 All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.

     The equity portion of the fund performed poorly during the past 12 months. As we had anticipated a cyclical recovery in 2002 and held an optimistic view of the equity market, we were overexposed to cyclical stocks and underexposed to more stable earnings stocks. We were also not spared by the widespread corporate scandals of 2002. Our performance suffered because we held a significantly overweighted position in Tyco.

     The fixed-income portion of the portfolio had very strong performance as a result of our quality orientation as well as good sector selection. Our overweighting in high quality commercial mortgage-backed securities was a strong contributor to performance as this was the best performing domestic bond sector. Another positive was our overweighted exposure to taxable municipal issues, another strong performing sector.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


Q: HAVE ANY CHANGES TO THE FUND'S ASSET ALLOCATION BEEN MADE?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.


Q: WHAT IS YOUR OUTLOOK?

A: The S&P 500 Index closed at 879.82 on December  31,  2002.  It was trading at
16.9 times First Call consensus earnings estimate of $52 for calendar 2003. Given the low inflation environment we are currently in, we believe this is an attractive multiple. As the economy recovers, the stock market will likely appreciate along with growth of corporate profit.

     On the fixed-income side, we continue to emphasize diversification by sector and within sectors, particularly high yield and investment-grade corporates. Individual security selection remains key. Our experienced team of credit analysts will continue to closely monitor existing holdings. The practice of owning small positions in individual names ("granularity") has served us well; we will continue to follow that strategy. We will also continue to emphasize high quality sectors, such as taxable municipals, commercial mortgage-backed securities, and investment-grade corporates.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOW:


                                   Balanced                      Lehman Brothers
               Strategic           Benchmark       S&P 500       Aggregate Bond
  Date       Allocation Series     Index 1         Index 2           Index 3
--------     -----------------    ----------      ----------     ---------------

12/31/92       $10,000.00         $10,000.00      $10,000.00       $10,000.00
12/31/93       $11,102.50         $10,994.20      $11,000.00       $10,975.10
12/31/94       $10,941.90         $10,958.50      $11,145.50       $10,655.00
12/31/95       $12,935.70         $14,204.80      $15,325.90       $12,623.90
12/31/96       $14,106.00         $16,354.80      $18,888.90       $13,082.20
12/31/97       $17,029.80         $20,218.10      $25,193.10       $14,345.00
12/31/98       $20,570.90         $24,481.20      $32,437.80       $15,591.10
12/31/99       $22,887.60         $27,430.90      $39,293.50       $15,462.50
12/29/00       $23,020.30         $27,151.10      $35,683.60       $17,260.20
12/31/01       $23,450.50         $26,145.40      $31,446.20       $18,717.50
12/31/02       $20,735.70         $23,578.40      $24,496.50       $20,638.10


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
  Strategic Allocation Series                  (11.58)%      4.02%        7.57%
--------------------------------------------------------------------------------
  Balanced Benchmark Index 1                    (9.82)%      3.12%        8.96%
--------------------------------------------------------------------------------
  S&P 500 Index 2                              (22.10)%     (0.56)%       9.37%
--------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index 3        10.26%       7.55%        7.51%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/92. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Balanced  Benchmark  Index is a composite  index made up of 60% of the S&P
  500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

3 The Lehman Brothers Aggregate Bond Index is a measure of broad bond market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)         VALUE
                                           ----------- -------   --------------
AGENCY MORTGAGE-BACKED SECURITIES--4.4%
  FNCL 6%, 9/1/32 ........................     AAA     $ 1,613   $   1,669,715
  Fannie Mae 6.50%, 10/1/31 ..............     AAA         366         381,721
  Fannie Mae 6%, 12/1/32 .................     AAA       5,886       6,094,360
  GNMA 6.50%, '23-'32 ....................     AAA      10,973      11,541,639
                                                                 -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $19,041,665) ..............................      19,687,435
                                                                 -------------
MUNICIPAL BONDS--5.3%
CALIFORNIA--1.4%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 ..............................     AAA       1,000       1,098,150
  Fresno County Pension Obligation Revenue
    Taxable 6.21%, 8/15/06 ...............     AAA         255         283,802
  Fresno Pension Obligation Taxable 7.80%,
    6/1/14 ...............................     AAA         500         611,440
  Kern County Pension Obligation Revenue
    Taxable 7.26%, 8/15/14 ...............     AAA         420         502,572
  Long Beach Pension Obligation Taxable
    Prerefunded 6.87%, 9/1/06 ............     AAA         173         197,149
  Long Beach Pension Obligation Taxable
    Unrefunded 6.87%, 9/1/06 .............     AAA          57          64,957
  Pasadena Pension Funding Revenue
    Taxable Series A 7.10%, 5/15/10 ......     AAA       1,500       1,763,850
  Sonoma County Pension Obligation
    Revenue Taxable 6.625%, 6/1/13 .......     AAA       1,420       1,636,720
                                                                 -------------
                                                                     6,158,640
                                                                 -------------
FLORIDA--1.9%
  Miami Beach Special Obligation Revenue
    Taxable 8.60%, 9/1/21 ................     AAA       4,085       4,631,165
  Tampa Solid Waste System Revenue
    Taxable Series A 6.33%, 10/1/06 ......     AAA       2,860       3,135,704
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 .......     AAA         810         881,782
                                                                 -------------
                                                                     8,648,651
                                                                 -------------
NEW JERSEY--0.3%
  New Jersey Sports & Exposition Authority
    Revenue Taxable Series A 6.75%, 3/1/10 .   AAA       1,000       1,143,600
                                                                 -------------
OREGON--0.2%
  Multnomah County Pension Obligation
    Revenue Taxable 7.20%, 6/1/10 ........     Aaa(c)      100         118,313
  Portland Pension Obligation Taxable
    Series C 7.32%, 6/1/08 ...............     Aaa(c)      555         649,672
                                                                 -------------
                                                                       767,985
                                                                 -------------
PENNSYLVANIA--0.7%
  Philadelphia Authority for Industrial
    Development Pension Funding
    Retirement Systems Revenue Taxable
    Series A 5.79%, 4/15/09 ..............     AAA       1,400       1,535,884
Pittsburgh Pension Obligation Taxable
  Series C 6.50%, 3/1/17 .................     AAA       1,250       1,425,750
                                                                 -------------
                                                                     2,961,634
                                                                 -------------


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)         VALUE
                                           ----------- -------   --------------
TEXAS--0.8%
  Dallas-Fort Worth International Airport
    Revenue Taxable 6.40%, 11/1/07 .......     AAA       $1,000  $   1,133,100
  Texas Water Resources Finance Authority
    Revenue 6.62%, 8/15/10 ...............     AAA       2,265       2,605,067
                                                                 -------------
                                                                     3,738,167
                                                                 -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $20,825,059) ..............................      23,418,677
                                                                 -------------
ASSET-BACKED SECURITIES--3.2%
  American Business Financial Services
    02-2, A3 4.76%, 6/15/21 ..............     AAA       1,000       1,021,896
  ANRC Auto Owner Trust 01-A, A4 4.32%,
    6/16/08 ..............................     AAA       3,200       3,331,232
  Capital Auto Receivables Asset Trust 02-3,
    A2A 3.05%, 9/15/05 ...................     AAA       2,000       2,039,726
  Capital Auto Receivables Asset Trust 02-3,
    A3 3.58%, 10/16/06 ...................     AAA       1,400       1,436,750
  Irwin Home Equity 01-2, 2A4 5.68%,
    2/25/16 ..............................     AAA       2,250       2,310,820
  WFS Financial Owner Trust 00-D, A3
    6.83%, 7/20/03 .......................     AAA       1,554       1,573,885
  Whole Auto Loan Trust 02-1, B 2.91%,
    2/15/07 ..............................     A         1,000       1,010,469
  World Omni Auto Receivables Trust 02-A, A4
    4.05%, 7/15/09 .......................     AAA       1,250       1,305,227
                                                                 -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $13,758,946) ..............................      14,030,005
                                                                 -------------
CORPORATE BONDS--6.6%
AGRICULTURAL PRODUCTS--0.2%
  Corn Products International, Inc. 8.25%,
    7/15/07 ..............................     BBB-      1,000       1,010,000
                                                                 -------------
AIRLINES--0.3%
  Northwest Airlines Corp. 00-1 8.072%,
    10/1/19 ..............................     AAA         740         801,443
  US Airways Group, Inc. 98-1 Pass-Through
    Trust 6.85%, 1/30/18 .................     BBB+        910         716,761
                                                                 -------------
                                                                     1,518,204
                                                                 -------------
BANKS--0.2%
  U.S. Bank of Minnesota N.A. 6.30%,
    7/15/08 ..............................     A           500         565,850
  Wachovia Corp. 5.625%, 12/15/08 ........     A-          500         535,159
                                                                 -------------
                                                                     1,101,009
                                                                 -------------
CASINOS & GAMING--0.3%
  Harrahs Operating Co., Inc. 7.50%, 1/15/09   BBB-        250         279,427
  MGM Mirage, Inc. 9.75%, 6/1/07 .........     BB+         500         552,500
  Park Place Entertainment 9.375%, 2/15/07 .   BB+         500         535,000
                                                                 -------------
                                                                     1,366,927
                                                                 -------------
CONSUMER FINANCE--0.8%
  Ford Motor Credit Corp. 7.25%, 10/25/11 ..   BBB       1,500       1,457,514
  General Motors Acceptance Corp. 6.875%,
    8/28/12 ..............................     BBB       1,500       1,478,625
  Household Finance Corp. 6.75%, 5/15/11 .     A-          500         533,094
                                                                 -------------
                                                                     3,469,233
                                                                 -------------
                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)         VALUE
                                           -----------  -----    --------------
DIVERSIFIED FINANCIAL SERVICES--1.1%
  Erac USA Finance Co. 144A 7.35%,
    6/15/08 (d) ..........................     BBB+    $   300   $     337,560
  General Electric Capital Corp. Series MTNA
    6%, 6/15/12 ..........................     AAA       2,000       2,159,350
  Janus Capital Group, Inc. 7.75%, 6/15/09     BBB+      1,250       1,318,250
  Pemex Project Funding Master Trust
    9.125%, 10/13/10 .....................     BBB-        500         572,500
  Pemex Project Funding Master Trust 144A
    7.875%, 2/1/09 (d) ...................     BBB-        500         539,375
                                                                 -------------
                                                                     4,927,035
                                                                 -------------
ENVIRONMENTAL SERVICES--0.2%
  Allied Waste Industries 7.875%, 3/15/05      BB-       1,000         996,000
                                                                 -------------
GAS UTILITIES--0.3%
  Amerigas Partners/Eagle Finance Series B
    8.875%, 5/20/11 ......................     BB-       1,250       1,306,250
                                                                 -------------
HEALTH CARE DISTRIBUTORS & SERVICES--0.3%
  AmerisourceBergen Corp. 8.125%, 9/1/08 .     BB-       1,060       1,134,200
                                                                 -------------
HEALTH CARE FACILITIES--0.4%
Manor Care, Inc. 7.50%, 6/15/06 ..........     BBB       1,500       1,557,927
                                                                 -------------
HOMEBUILDING--0.2%
  Lennar Corp. 7.625%, 3/1/09 ............     BB+       1,000       1,035,000
                                                                 -------------
INDUSTRIAL MACHINERY--0.5%
  ITW Cupids Financial Trust I 144A 6.55%,
    12/31/11 (d) .........................     AA-       2,000       2,180,416
                                                                 -------------
INSURANCE BROKERS--0.2%
  Willis Corroon Corp. 9%, 2/1/09 ........     BB-         675         715,500
                                                                 -------------
INTEGRATED OIL & GAS--0.3%
  ChevronTexaco Capital Co. 3.50%, 9/17/07     AA        1,000       1,017,948
  Conoco Funding Co. 5.45%, 10/15/06 .....     A-          250         271,150
                                                                 -------------
                                                                     1,289,098
                                                                 -------------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
  CenturyTel Enterprises, Inc. Series F
    6.30%, 1/15/08 .......................     BBB+        500         543,754
  Verizon Global Funding Corp. 7.375%,
    9/1/12 ...............................     A+        1,750       2,013,443
                                                                 -------------
                                                                     2,557,197
                                                                 -------------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
  Chesapeake Energy Corp. 8.375%,
    11/1/08 ..............................     B+          380         395,200
                                                                 -------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08 ....     BB+         230         237,187
                                                                 -------------
PACKAGED FOODS & MEATS--0.2%
  Campbell Soup Co. 5%, 12/3/12 ..........     A         1,000       1,021,116
                                                                 -------------
PUBLISHING & PRINTING--0.1%
  Hollinger International Publishing, Inc.
    9.25%, 3/15/07 .......................     B           625         655,469
                                                                 -------------
RAILROADS--0.1%
  Union Pacific Corp. 6.50%, 4/15/12 .....     BBB         500         561,786
                                                                 -------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
  AT&T Wireless Services, Inc. 7.35%,
    3/1/06 ...............................     BBB         250         252,500
                                                                 -------------
TOTAL CORPORATE BONDS
  (Identified cost $28,042,629) ..............................      29,287,254
                                                                 -------------


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)         VALUE
                                           -----------  -----    --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--9.7%
  Advanta Mortgage Loan Trust 00-2, A3
    7.76%, 5/25/18 .......................     AAA       $ 850       $ 868,345
  CS First Boston Mortgage Securities Corp.
    97-C2,  A3 6.55%,  11/17/07 ..........     AAA       4,200       4,715,907
  CS First  Boston  Mortgage Securities Corp.
    97-C2, B 6.72%, 11/17/07 .............     Aa(c)     2,000       2,242,338
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%,  11/12/31 .................     Aaa(c)    6,650       7,430,624
  DLJ Mortgage  Acceptance  Corp. 96-CF1,
    A1B 7.58%, 2/12/06 ...................     AAA       1,339       1,378,745
  First Horizon Asset Securities, Inc.
    01-5, A3 6.75%, 8/25/31 ..............     AAA       1,000       1,035,781
  G.E. Capital Mortgage Services, Inc. 96-8,
    1M 7.25%, 5/25/26 ....................     AA          317         317,364
  GMAC Commercial Mortgage Securities, Inc.
    97-C2, A3 6.566%, 11/15/07 ...........     Aaa(c)    1,250       1,376,488
  JP Morgan Chase Commercial Mortgage
    Securities Corp. 01-CIBC, A3 6.26%,
    3/15/33 ..............................     AAA       4,060       4,544,358
  Lehman Brothers Commercial Conduit
    Mortgage Trust 98-C4, A1B 6.21%,
    10/15/08 ............................      AAA       6,500       7,226,602
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    9/15/09 ..............................     Aaa(c)    1,840       2,153,594
  Lehman Large Loan 97-LLI, B 6.95%,
    3/12/07 ..............................     AA+       1,470       1,644,822
  Nationslink Funding Corp. 96-1, B 7.69%,
    12/20/05 .............................     AAA         900         970,875
  Prudential Home Mortgage Securities 94-A,
    3B3 6.661%, 4/28/24 (e) ..............     AAA(c)      672         684,140
  Residential Funding Mortgage Securities I
    96-S8, A4 6.75%, 3/25/11 .............     AAA         359         368,901
  Residential Funding Mortgage Securities I
    96-S4, M1 7.25%, 2/25/26 .............     AAA         417         417,056
  Securitized Asset Sales, Inc. 93-J, 2B
    6.561%, 11/28/23 (e) .................     AAA(c)      410         418,197
  Washington Mutual Bank 99-WM3, 2A5
    7.50%, 11/19/29 ......................     Aaa(c)    5,350       5,529,225
                                                                 -------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $39,187,685) ..............................      43,323,362
                                                                 -------------
FOREIGN GOVERNMENT SECURITIES--6.6%
BELIZE--0.2%
  Government of Belize 9.50%, 8/15/12 ....     BB-       1,000         992,500
                                                                 -------------
BRAZIL--0.2%
  Federal Republic of Brazil C Bond 8%,
    4/15/14 ..............................     B+        1,231         815,809
                                                                 -------------
BULGARIA--0.4%
  Republic of Bulgaria 144A 8.25%,
    1/15/15 (d) ..........................     BB-         830         909,887
  Republic of Bulgaria RegS 8.25%,
    1/15/15 ..............................     BB          670         734,488
                                                                 -------------
                                                                     1,644,375
                                                                 -------------
CHILE--0.2%
  Republic of Chile 7.125%, 1/11/12 ......     A-          850         955,486
                                                                 -------------
COLOMBIA--0.3%
  Republic of Colombia 10%, 1/23/12 ......     BB        1,250       1,265,625
                                                                 -------------
COSTA RICA--0.4%
  Republic of Costa Rica 144A 9.335%,
    5/15/09 (d) ..........................     BB        1,755       1,877,850
                                                                 -------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES

                                            STANDARD
                                            & POOR'S
                                             RATING
                                           (UNAUDITED) SHARES         VALUE
                                           ----------- ------    --------------
EL SALVADOR--0.2%
  Republic of El Salvador 144A 9.50%,
    8/15/06 (d) ..........................     BB+     $   675   $     776,250
                                                                 -------------
MEXICO--2.4%
  United Mexican States 7.50%, 1/14/12 ...     BBB-      3,000       3,213,750
  United Mexican States 8.125%, 12/30/19 .     BBB-      7,000       7,385,000
                                                                 -------------
                                                                    10,598,750
                                                                 -------------
NORWAY--0.7%
  Norway T-Bill Series SS75 0%, 3/19/03 ..     Aa(c)    23,000(f)    3,278,814
                                                                 -------------
PANAMA--0.2%
  Republic of Panama 8.25%, 4/22/08 ......     BB        1,000       1,040,000
                                                                 -------------
PHILIPPINES--0.2%
  Republic of the Philippines 9.375%,
    1/18/17 ..............................     BB+       1,000       1,025,000
                                                                 -------------
POLAND--0.4%
  Republic of Poland Bearer PDI Series B 7%,
    10/27/14 (e) .........................     BBB+      1,682       1,710,974
                                                                 -------------
RUSSIA--0.7%
  Russian Federation 144A 8.25%, 3/31/10 (d)   BB        1,000       1,061,250
  Russian Federation RegS 5%, 3/31/30 (e)      BB        2,500       1,990,625
                                                                 -------------
                                                                     3,051,875
                                                                 -------------
VENEZUELA--0.1%
  Republic of Venezuela DCB Series DL
    2.313%, 12/18/07 .....................     B-          238         183,627
                                                                 -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $26,993,159) ..............................      29,216,935
                                                                 -------------
FOREIGN CORPORATE BONDS--1.9%
CANADA--0.3%
  Bowater Canada Finance 7.95%, 11/15/11 .     BBB-      1,250       1,320,830
                                                                 -------------
CAYMAN ISLANDS--0.1%
  Triton Energy Ltd. 8.875%, 10/1/07 .....     BBB         250         278,750
                                                                 -------------
CHILE--0.1%
  Petropower I Funding Trust 144A 7.36%,
    2/15/14 (d) ..........................     BBB         688         607,219
                                                                 -------------
MALAYSIA--0.8%
  Petronas Capital Ltd. 144A 7%, 5/22/12 (d)   BBB+      3,000       3,303,750
                                                                 -------------
NETHERLANDS--0.4%
  Deutsche Telekom International Finance DT
    8%, 6/15/10 ..........................     BBB+      1,500       1,727,601
                                                                 -------------
SWEDEN--0.2%
  Nordea Bank Sweden AB 144A 5.25%,
    11/30/12 (d) .........................     A         1,000       1,028,380
                                                                 -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $8,089,263) ...............................       8,266,530
                                                                 -------------
TARGETED RETURN INDEX SECURITIES--1.0%
  Lehman Brothers Targeted Return Index
    Securities Trust 10-02 144A 6.921%,
    1/15/12 (d),(e) ......................     A(c)      2,628       2,934,267
  Lehman Brothers Targeted Return Index
    Securities Trust Series 5-2002 144A
    5.896%, 1/25/07 (d),(e) ..............     BBB       1,374       1,472,626
                                                                 -------------
TOTAL TARGETED RETURN INDEX SECURITIES
  (Identified cost $4,021,831) ...............................       4,406,893
                                                                 -------------


                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                         -----  --------------
COMMON STOCKS--52.4%
AEROSPACE & DEFENSE--3.1%
  General Dynamics Corp. ............................   63,100     $ 5,008,247
  L-3 Communications Holdings, Inc. (b) .............   55,600       2,496,996
  United Technologies Corp. .........................  103,700       6,423,178
                                                                   -----------
                                                                    13,928,421
                                                                   -----------
AIR FREIGHT & COURIERS--0.8%
  FedEx Corp. .......................................   66,000       3,578,520
                                                                   -----------
BANKS--5.1%
  Bank of America Corp. .............................  129,400       9,002,358
  Bank of New York Co., Inc. (The) ..................  109,000       2,611,640
  FleetBoston Financial Corp. .......................   35,600         865,080
  U.S. Bancorp ......................................  146,800       3,115,096
  Wells Fargo & Co. .................................  149,500       7,007,065
                                                                   -----------
                                                                    22,601,239
                                                                   -----------
BROADCASTING & CABLE TV--1.5%
  Clear Channel Communications, Inc. (b) ............  135,300       5,045,337
  Liberty Media Corp. Class A (b) ...................  155,900       1,393,746
                                                                   -----------
                                                                     6,439,083
                                                                   -----------
COMPUTER & ELECTRONICS RETAIL--0.7%
  Best Buy Co., Inc. (b) ............................   54,600       1,318,590
  RadioShack Corp. ..................................   93,700       1,755,938
                                                                   -----------
                                                                     3,074,528
                                                                   -----------
COMPUTER HARDWARE--1.5%
  International Business Machines Corp. .............   87,100       6,750,250
                                                                   -----------
DATA PROCESSING SERVICES--1.6%
  BISYS Group, Inc. (The) (b) .......................  202,100       3,213,390
  Fiserv, Inc. (b) ..................................  118,100       4,009,495
                                                                   -----------
                                                                     7,222,885
                                                                   -----------
DIVERSIFIED CHEMICALS--1.5%
  Dow Chemical Co. (The) ............................   92,900       2,759,130
  Du Pont (E.I.) de Nemours & Co. ...................   94,400       4,002,560
                                                                   -----------
                                                                     6,761,690
                                                                   -----------
DIVERSIFIED COMMERCIAL SERVICES--1.0%
  ARAMARK Corp. Class B (b) .........................   57,700       1,355,950
  Cendant Corp. (b) .................................  268,600       2,814,928
                                                                   -----------
                                                                     4,170,878
                                                                   -----------
DIVERSIFIED FINANCIAL SERVICES--4.1%
  Citigroup, Inc. ...................................  161,700       5,690,223
  Freddie Mac .......................................   51,500       3,041,075
  J.P. Morgan Chase & Co. ...........................  167,500       4,020,000
  Morgan Stanley ....................................  137,500       5,489,000
                                                                   -----------
                                                                    18,240,298
                                                                   -----------
ELECTRIC UTILITIES--1.4%
  Dominion Resources, Inc. ..........................   79,200       4,348,080
  Progress Energy, Inc. .............................   44,900       1,946,415
                                                                   -----------
                                                                     6,294,495
                                                                   -----------
FOOD RETAIL--0.3%
  Safeway, Inc. (b) .................................   56,200       1,312,832
                                                                   -----------
GENERAL MERCHANDISE STORES--0.8%
  Wal-Mart Stores, Inc. .............................   68,600       3,464,986
                                                                   -----------
HEALTH CARE DISTRIBUTORS & SERVICES--1.4%
  McKesson Corp. ....................................  168,800       4,562,664
  Omnicare, Inc. ....................................   76,200       1,815,846
                                                                   -----------
                                                                     6,378,510
                                                                   -----------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


                                                        SHARES      VALUE
                                                       --------  ------------
HEALTH CARE EQUIPMENT--1.9%
  Bard (C.R.), Inc. .................................    47,500  $  2,755,000
  Baxter International, Inc. ........................   207,600     5,812,800
                                                                 ------------
                                                                    8,567,800
                                                                 ------------
HEALTH CARE FACILITIES--0.4%
  HCA, Inc. .........................................    46,600     1,933,900
                                                                 ------------
HOUSEHOLD PRODUCTS--1.2%
  Procter & Gamble Co. (The) ........................    60,700     5,216,558
                                                                 ------------
INDUSTRIAL CONGLOMERATES--1.4%
  General Electric Co. ..............................   255,400     6,218,990
                                                                 ------------
INDUSTRIAL GASES--0.6%
  Air Products and Chemicals, Inc. ..................    62,500     2,671,875
                                                                 ------------
INDUSTRIAL MACHINERY--0.5%
  Danaher Corp. .....................................    31,500     2,069,550
                                                                 ------------
INTEGRATED OIL & GAS--1.2%
  Exxon Mobil Corp. .................................   153,800     5,373,772
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
  SBC Communications, Inc. ..........................    97,300     2,637,803
  Verizon Communications, Inc. ......................    83,500     3,235,625
                                                                 ------------
                                                                    5,873,428
                                                                 ------------
LIFE & HEALTH INSURANCE--0.7%
  MetLife, Inc. .....................................   112,400     3,039,296
                                                                 ------------
MANAGED HEALTH CARE--0.8%
  Caremark Rx, Inc. (b) .............................   128,000     2,080,000
  First Health Group Corp. (b) ......................    64,300     1,565,705
                                                                 ------------
                                                                    3,645,705
                                                                 ------------
MOVIES & ENTERTAINMENT--1.6%
  AOL Time Warner, Inc. (b) .........................   123,400     1,616,540
  Viacom, Inc. Class B (b) ..........................   133,900     5,457,764
                                                                 ------------
                                                                    7,074,304
                                                                 ------------
MULTI-LINE INSURANCE--1.7%
  American International Group, Inc. ................   133,100     7,699,835
                                                                 ------------
NETWORKING EQUIPMENT--1.3%
  Cisco Systems, Inc. (b) ...........................   431,700     5,655,270
                                                                 ------------
OFFICE SERVICES & SUPPLIES--0.3%
  Miller (Herman), Inc. .............................    78,400     1,442,560
                                                                 ------------
OIL & GAS DRILLING--0.1%
  Transocean, Inc. ..................................    24,300       563,760
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--0.4%
  Baker Hughes, Inc. ................................    33,800     1,088,022
  Schlumberger Ltd. .................................    19,700       829,173
                                                                 ------------
                                                                    1,917,195
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--2.5%
  Anadarko Petroleum Corp. ..........................   118,700     5,685,730
  Burlington Resources, Inc. ........................    46,300     1,974,695
  Kerr-McGee Corp. ..................................    60,800     2,693,440
  Ocean Energy, Inc. ................................    34,400       686,968
                                                                 ------------
                                                                   11,040,833
                                                                 ------------
PACKAGED FOODS & MEATS--0.4%
  Dean Foods Co. (b) ................................    51,300     1,903,230
                                                                 ------------
PAPER PRODUCTS--0.8%
  Bowater, Inc. .....................................    41,100     1,724,145
  International Paper Co. ...........................    48,400     1,692,548
                                                                 ------------
                                                                    3,416,693
                                                                 ------------


                                                        SHARES      VALUE
                                                       --------  ------------
PHARMACEUTICALS--4.0%
  Johnson & Johnson .................................   101,000  $  5,424,710
  King Pharmaceuticals, Inc. (b) ....................         1            17
  Merck & Co., Inc. .................................    67,300     3,809,853
  Mylan Laboratories, Inc. ..........................    46,500     1,622,850
  Pfizer, Inc. ......................................   231,500     7,076,955
                                                                 ------------
                                                                   17,934,385
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.1%
  Travelers Property Casualty Corp. Class A (b) .....     7,037       103,092
  Travelers Property Casualty Corp. Class B (b) .....    14,364       210,432
                                                                 ------------
                                                                      313,524
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.6%
  Applied Materials, Inc. (b) .......................    84,200     1,097,126
  Lam Research Corp. (b) ............................    75,700       817,560
  Teradyne, Inc. (b) ................................    51,800       673,918
                                                                 ------------
                                                                    2,588,604
                                                                 ------------
SEMICONDUCTORS--0.4%
  Fairchild Semiconductor International,
    Inc. Class A (b) ................................    55,700       596,547
  Intel Corp. .......................................    67,600     1,052,532
                                                                 ------------
                                                                    1,649,079
                                                                 ------------
SOFT DRINKS--1.3%
  Coca-Cola Co. (The) ...............................   127,800     5,600,196
                                                                 ------------
SYSTEMS SOFTWARE--2.1%
  Microsoft Corp. (b) ...............................   177,900     9,197,430
                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $234,232,077) ..............................   232,826,387
                                                                 ------------
FOREIGN COMMON STOCKS--0.8%
IT CONSULTING & SERVICES--0.8%
  Accenture Ltd. Class A (Bermuda) (b) ..............   196,500     3,535,035
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,024,901) ................................     3,535,035
                                                                 ------------
EXCHANGE TRADED FUNDS--0.9%
  SPDR Trust Series I ...............................    45,300     3,996,819
                                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $5,949,232) ................................     3,996,819
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--92.8%
  (Identified cost $403,166,447) ..............................   411,995,332
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)
                                           -----------   ------
SHORT-TERM OBLIGATIONS--5.7%
COMMERCIAL PAPER--5.5%
  Executive Jet, Inc. 1.22%, 1/2/03 ......     A-1+     $ 3,840     3,839,870
  McDonald's Corp. 1.33%, 1/3/03 .........     A-1        3,000     2,999,778
  UBS Finance (DE), Inc. 1.25%, 1/7/03 ...     A-1+       3,500     3,499,271
  Koch Industries, Inc. 1.33%, 1/9/03 ....     A-1+       2,500     2,499,261
  ABSC Capital Corp. 1.39%, 1/13/03 ......     A-1        1,000       999,537
  ABSC Capital Corp. 1.46%, 1/13/03 ......     A-1          250       249,878
  Schering Corp. 1.32%, 1/13/03 ..........     A-1+       1,875     1,874,175
  Special Purpose Accounts Receivable
    Cooperative Corp. 1.40%, 1/22/03 .....     A-1        1,205     1,204,016
  Wisconsin Electric Power Co. 1.32%,
    1/29/03 ..............................     A-1+       2,000     1,997,947
  Harley-Davidson Funding Corp. 1.31%,
    1/31/03 ..............................     A-1        2,000     1,997,817
  Govco, Inc. 1.33%, 3/5/03 ..............     A-1+       3,030     3,022,955
                                                                 ------------
                                                                   24,184,505
                                                                 ------------

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)      VALUE
                                           -----------   -----   ------------
MEDIUM TERM NOTES--0.2%
  Bank of America Corp. 10%, 2/1/03 ......     A       $  1,015  $  1,021,027
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $25,206,422) ...............................    25,205,532
                                                                 ------------
TOTAL INVESTMENTS--98.5%
  (Identified cost $428,372,869) ..............................   437,200,864(a)
  Other assets and liabilities, net--1.5% .....................     6,815,738
                                                                 ------------
NET ASSETS--100.0% ............................................  $444,016,602
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,774,501 and gross depreciation of $26,325,174 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $428,751,537.

(b) Non-income producing.

(c) As rated by Moody's or Fitch.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $17,028,830 or 3.8% of net assets.

(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(f) Par value represents Norwegian Krone.

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $428,372,869) ..................      $437,200,864
Cash ...........................................................................         5,962,553
Receivables
  Interest and dividends .......................................................         2,398,198
  Fund shares sold .............................................................            65,475
Prepaid expenses ...............................................................             7,146
                                                                                      ------------
    Total assets ...............................................................       445,634,236
                                                                                      ------------
LIABILITIES
Payables
  Fund shares repurchased ......................................................         1,204,347
  Investment advisory fee ......................................................           220,872
  Printing fee .................................................................            99,564
  Financial agent fee ..........................................................            26,277
  Trustees' fee ................................................................             2,031
Accrued expenses ...............................................................            64,543
                                                                                      ------------
    Total liabilities ..........................................................         1,617,634
                                                                                      ------------
NET ASSETS .....................................................................      $444,016,602
                                                                                      ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................      $465,400,201
  Undistributed net investment income ..........................................           873,669
  Accumulated net realized loss ................................................       (31,085,263)
  Net unrealized appreciation ..................................................         8,827,995
                                                                                      ------------
NET ASSETS .....................................................................      $444,016,602
                                                                                      ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        37,144,181
                                                                                      ============
Net asset value and offering price per share ...................................            $11.95
                                                                                            ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Interest .....................................................................      $ 12,146,263
  Dividends ....................................................................         3,530,925
  Foreign taxes withheld .......................................................            (2,934)
                                                                                      ------------
    Total investment income ....................................................        15,674,254
                                                                                      ------------
EXPENSES
  Investment advisory fee ......................................................         2,637,895
  Financial agent fee ..........................................................           318,598
  Custodian ....................................................................           118,267
  Printing .....................................................................            62,447
  Professional .................................................................            39,099
  Trustees .....................................................................             5,586
  Miscellaneous ................................................................            26,899
                                                                                      ------------
    Total expenses .............................................................         3,208,791
    Custodian fees paid indirectly .............................................            (2,899)
                                                                                      ------------
    Net expenses ...............................................................         3,205,892
                                                                                      ------------
NET INVESTMENT INCOME ..........................................................        12,468,362
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................       (18,798,821)
  Net realized gain on foreign currency transactions ...........................            93,258
  Net change in unrealized appreciation (depreciation) on investments ..........       (58,573,674)
                                                                                      ------------
NET LOSS ON INVESTMENTS ........................................................       (77,279,237)
                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $(64,810,875)
                                                                                      ============

                        See Notes to Financial Statements

                  PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/02       12/31/01
                                                                                                -------------  ------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................      $  12,468,362  $ 10,007,330
  Net realized gain (loss) ...............................................................        (18,705,563)   (2,464,632)
  Net change in unrealized appreciation (depreciation) ...................................        (58,573,674)   (1,068,355)
                                                                                                -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONs ............................        (64,810,875)    6,474,343
                                                                                                -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................................................        (12,665,168)   (9,798,013)
  Net realized short-term gains ..........................................................                 --    (2,336,653)
  Net realized long-term gains ...........................................................                 --    (4,043,514)
                                                                                                -------------  ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................        (12,665,168)  (16,178,180)
                                                                                                -------------  ------------
FROM SHARE TRANSACTIONS
    Proceeds from sales of shares (3,667,976 and 2,160,117 shares, respectively) .........         46,665,392    30,160,519
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (17,438,879 and 0 shares, respectively) (See Note 10) ................................        236,890,944            --
  Net asset value of shares issued from reinvestment of distributions
    (1,024,148 and 1,176,732 shares, respectively) .......................................         12,665,168    16,178,180
  Cost of shares repurchased (11,922,692 and 5,455,567 shares, respectively) .............       (149,545,694)  (75,830,661)
                                                                                                -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................        146,675,810   (29,491,962)
                                                                                                -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................         69,199,767   (39,195,799)
NET ASSETS
  Beginning of period ....................................................................        374,816,835   414,012,634
                                                                                                -------------  ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $873,669
    AND $806,279, RESPECTIVELY) ..........................................................      $ 444,016,602  $374,816,835
                                                                                                =============  ============



FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         YEAR ENDED DECEMBER 31,
                                                                            -----------------------------------------------
                                                                             2002      2001(3)    2000      1999      1998
                                                                            ------     -------   ------    ------    ------
Net asset value, beginning of period .................................      $13.92     $14.25    $16.18    $15.65    $14.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................................        0.35       0.36(1)   0.44      0.36      0.29
  Net realized and unrealized gain (loss) ............................       (1.96)     (0.11)    (0.33)     1.36      2.57
                                                                            ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .................................       (1.61)      0.25      0.11      1.72      2.86
                                                                            ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............................       (0.36)     (0.35)    (0.43)    (0.36)    (0.28)
  Distributions from net realized gains ..............................          --      (0.23)    (1.61)    (0.83)    (1.05)
                                                                            ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..............................................       (0.36)     (0.58)    (2.04)    (1.19)    (1.33)
                                                                            ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ............................................       (1.97)     (0.33)    (1.93)     0.53      1.53
                                                                            ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .......................................      $11.95     $13.92    $14.25    $16.18    $15.65
                                                                            ======     ======    ======    ======    ======
Total return .........................................................      (11.58)%     1.87%     0.58%    11.26%    20.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ................................    $444,017   $374,817  $414,013  $476,709  $480,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses .................................................        0.70%(2)   0.71%(2)  0.70%     0.70%     0.68%
  Net investment income ..............................................        2.73%      2.56%     2.65%     2.21%     1.97%
Portfolio turnover ...................................................          78%        44%       60%       65%      139%

(1) Computed using average shares outstanding.

(2) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for  custodian  fees;  if expense offsets were included, the ratio would not significantly differ.

(3) As  required,  effective  January 1, 2001,  the Fund  adopted  the  provisions  of AICPA Audit and  Accounting  Guide for
    Investment  Companies and began amortizing  premium on debt securities and including paydown gains and losses in interest income.  The effect of this change for the year ended December 31, 2001 to decrease the ratio of net investment income to average net assets  from 2.60% to 2.56%.  There was no effect to net  investment  income per share and net  realized  and unrealized  gain (loss) per share.  Per share ratios and  supplemental  data for prior  periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital growth through investment in equity securities of foreign and U.S. companies. Investors should note that foreign investments pose added risk such as currency fluctuation, less public disclosure, as well as economic and political risks.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: While the fund was down for the year, it outperformed its benchmark the Morgan Stanley Capital International (MSCI) World Index. 1 For the one-year period ended December 31, 2002, the fund returned -14.47% while its benchmark returned -19.54% and the S&P 500 Index 2 declined 22.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Global equity markets rebounded from the steep declines of the previous quarter, but were still down during 2002. By summer, a different set of concerns dominated the global markets. Investors worried that the sluggish global economy would exert a strongly negative effect on corporate profits, that corporate governance at many companies was failing to ensure that companies acted in their shareholders' interest, and that geopolitical risks were rising sharply, including the possibility of a U.S. war with Iraq. As investors became increasingly risk-averse, bonds rallied strongly. The MSCI World Index also declined, dropping more than 18% during the third quarter of 2002, and growth and value stocks both suffered large losses.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The fund's relative performance over the year has been extremely strong. Fundamental research based stock selection was the primary driver of the portfolio's outperformance versus its benchmark. While the bulk of the relative outperformance for the year was driven by favorable stock selection across nearly all sectors, it was particularly strong within financials, select cyclicals and technology. Our emphasis during most of the year on retail-oriented banks, such as Bank of America and ANZ Bank, worked particularly well. Investors have been attracted to the steady earnings of these banks, supported by their dominant market positions and strong balance sheets. Our research efforts uncovered other opportunities as well, such as Netherlands-based chemicals company DSM, where management has been transforming the company from a commodity-chemicals supplier to a higher-margin specialty-chemicals company. With a fall in the equity market and a rally in bonds, the equity risk premium soared. Even with a rise in equities in the fourth quarter of 2002, the equity risk premium remains high. As a result, we believe that equities are more attractive relative to bonds than usual and have overweighted equities in the fund.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: The fund continues to have characteristics typical of a deep value strategy--very low price-to-forward earning and price-to-cash flow ratios as well as a high dividend yield. But at the same time, it consists of a group of very high quality companies with strong growth potential. Overall, this is not a market where there are compelling mispricings between styles or sectors; instead, we believe the fund's emphasis on stock selection has enabled us to buy companies whose businesses and products offer the potential for rapid increases in profitability at extremely attractive valuations.

1 The MSCI (Morgan Stanley Capital International) World Index is a commonly used measure of global value oriented stock total return performance.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOW:


  Date        Global Value Series    MSCI World Index 1    S&P 500 Index 2
--------      -------------------    ------------------    ---------------

11/20/00           $10,000.00             $10,000.00          $10,000.00
12/29/00           $10,435.10             $10,163.20           $9,844.46
12/31/01            $9,721.45              $8,484.12           $8,675.44
12/31/02            $8,314.93              $6,826.22           $6,758.14


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                     11/20/00 TO
                                                         1 YEAR       12/31/02
--------------------------------------------------------------------------------
  Global Value Series                                    (14.47)%       (8.37)%
--------------------------------------------------------------------------------
  MSCI World Index 1                                     (19.54)%      (16.73)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                        (22.10)%      (16.39)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/20/00 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

1 The MSCI (Morgan Stanley Capital International) World Index is a commonly used measure of global value oriented stock total return performance.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                         SHARES     VALUE
                                                         ------   ---------
COMMON STOCKS--52.4%
UNITED STATES--52.4%
  Abbott Laboratories (Pharmaceuticals) ............        900   $  36,000
  Amerada Hess Corp. (Integrated Oil & Gas) ........        300      16,515
  American Electric Power Co., Inc.
    (Electric Utilities) ...........................      1,100      30,063
  AOL Time Warner, Inc. (Movies & Entertainment) (b)      3,850      50,435
  Archer-Daniels-Midland Co. (Agricultural Products) 1,785 22,134 Arrow Electronics, Inc. (Electronic Equipment &
    Instruments) (b) ...............................        800      10,232
  Ashland, Inc. (Oil & Gas Refining, Marketing &
    Transportation) ................................        550      15,691
  AT&T Corp. (Integrated Telecommunication Services)        380       9,922
  Avaya, Inc. (Networking Equipment) (b) ...........      5,000      12,250
  Avnet, Inc. (Electronic Equipment & Instruments)(b)       800       8,664
  Bank of America Corp. (Banks) ....................      3,700     257,409
  BellSouth Corp. (Integrated Telecommunication
    Services) ......................................      1,375      35,571
  Bristol-Myers Squibb Co. (Pharmaceuticals) .......      2,480      57,412
  Cabot Corp. (Diversified Chemicals) ..............        650      17,251
  Cendant Corp. (Diversified Commercial Services) (b)     2,800      29,344
  Centex Corp. (Homebuilding) ......................        600      30,120
  ChevronTexaco Corp. (Integrated Oil & Gas) .......        640      42,547
  Chubb Corp. (The) (Property & Casualty Insurance)       2,400     125,280
  CIGNA Corp. (Managed Health Care) ................        600      24,672
  Cisco Systems, Inc. (Networking Equipment) (b) ...      8,100     106,110
  Citigroup, Inc. (Diversified Financial Services) .      2,530      89,031
  Coca-Cola Co. (The) (Soft Drinks) ................      1,300      56,966
  Comcast Corp. Class A (Broadcasting & Cable TV) (b)       614      14,472
  ConocoPhillips (Integrated Oil & Gas) ............      1,100      53,229
  Cooper Industries Ltd. Class A (Electrical
    Components & Equipment) ........................        700      25,515
  Dana Corp. (Auto Parts & Equipment) ..............        600       7,056
  Dell Computer Corp. (Computer Hardware) (b) ......      1,400      37,436
  Delphi Corp. (Auto Parts & Equipment) ............      1,400      11,270
  Donnelley (R.R.) & Sons Co. (Commercial Printing)         800      17,416
  Dow Chemical Co. (The) (Diversified Chemicals) ... 1,744 51,797 Du Pont (E.I.) de Nemours & Co. (Diversified
    Chemicals) .....................................      1,500      63,600
  Eastman Chemical Co. (Diversified Chemicals) .....        300      11,031
  Eastman Kodak Co. (Photographic Products) ........      1,000      35,040
  Eaton Corp. (Industrial Machinery) ...............        500      39,055
  Electronic Data Systems Corp. (IT Consulting &
    Services) ......................................        600      11,058
  Entergy Corp. (Electric Utilities) ...............      2,700     123,093
  Exxon Mobil Corp. (Integrated Oil & Gas) .........      4,500     157,230
  Fannie Mae (Diversified Financial Services) ......        775      49,856
  Federated Department Stores, Inc. (Department
    Stores) (b) ....................................        500      14,380
  FleetBoston Financial Corp. (Banks) ..............      1,081      26,268
  General Electric Co. (Industrial Conglomerates) ..      8,600     209,410
  Georgia-Pacific Corp. (Paper Products) ...........      2,850      46,056
  Golden West Financial Corp. (Banks) ..............        475      34,110
  Goodrich Corp. (Aerospace & Defense) .............        825      15,114
  Guidant Corp. (Health Care Equipment) (b) ........        900      27,765
  Health Net, Inc. (Managed Health Care) (b) .......      1,850      48,840
  Hewlett-Packard Co. (Computer Hardware) ..........      6,250     108,500
  Home Depot, Inc. (The) (Home Improvement Retail) . 1,100 26,356 Hubbell, Inc. Class B (Electrical Components &
    Equipment) .....................................        500      17,570
  Intel Corp. (Semiconductors) .....................      4,600      71,622
  International Business Machines Corp. (Computer
    Hardware) ......................................      1,700     131,750
  International Paper Co. (Paper Products) .........        300      10,491
  J.P. Morgan Chase & Co. (Diversified Financial
    Services) ......................................        900      21,600


                                                         SHARES     VALUE
                                                         ------   ---------
UNITED STATES--CONTINUED
  Johnson & Johnson (Pharmaceuticals) ..............      2,350  $  126,219
  Jones Apparel Group, Inc. (Apparel, Accessories &
    Luxury Goods) (b) ..............................        700      24,808
  KeyCorp (Banks) ..................................      1,150      28,911
  Lear Corp. (Auto Parts & Equipment) (b) ..........      1,250      41,600
  Lehman Brothers Holdings, Inc. (Diversified
    Financial Services) ............................      1,000      53,290
  Lilly (Eli) & Co. (Pharmaceuticals) ..............        805      51,118
  Liz Claiborne, Inc. (Apparel, Accessories & Luxury
    Goods) .........................................        800      23,720
  May Department Stores Co. (The) (Department
    Stores) ........................................      1,500      34,470
  McDonald's Corp. (Restaurants) ...................        900      14,472
  MeadWestvaco Corp. (Paper Products) ..............      1,330      32,864
  Merck & Co., Inc. (Pharmaceuticals) ..............      2,300     130,203
  MetLife, Inc. (Life & Health Insurance) ..........      2,575      69,628
  MGIC Investment Corp. (Property & Casualty
    Insurance) .....................................        400      16,520
  Microsoft Corp. (Systems Software) (b) ...........      3,300     170,610
  Morgan Stanley (Diversified Financial Services) ..        700      27,944
  National City Corp. (Banks) ......................      1,000      27,320
  Norfolk Southern Corp. (Railroads) ...............      2,800      55,972
  Oracle Corp. (Systems Software) (b) ..............      4,000      43,200
  Parker-Hannifin Corp. (Industrial Machinery) .....        800      36,904
  PepsiCo, Inc. (Soft Drinks) ......................      1,200      50,664
  Pfizer, Inc. (Pharmaceuticals) ...................      5,300     162,021
  Pharmacia Corp. (Pharmaceuticals) ................        750      31,350
  Philip Morris Cos., Inc. (Tobacco) ...............      3,425     138,815
  PPG Industries, Inc. (Diversified Chemicals) .....        500      25,075
  Puget Energy, Inc. (Electric Utilities) ..........        800      17,640
  Pulte Homes, Inc. (Homebuilding) .................      2,000      95,740
  Qwest Communications International, Inc. .........
    (Integrated Telecommunication Services) (b) ....      22,500    112,500
  Reliant Resources, Inc. (Multi-Utilities &
    Unregulated Power) (b) .........................      5,400      17,280
  Sara Lee Corp. (Packaged Foods and Meats) ........      1,300      29,263
  SBC Communications, Inc. (Integrated
    Telecommunication Services) ....................      3,200      86,752
  Schering-Plough Corp. (Pharmaceuticals) ..........        500      11,100
  Sears, Roebuck and Co. (Department Stores) .......        700      16,765
  Sempra Energy (Gas Utilities) ....................      4,000      94,600
  Sherwin-Williams Co. (The) (Home Improvement
    Retail) ........................................        950      26,838
  Smurfit-Stone Container Corp. (Paper
    Packaging) (b) .................................      1,200      18,469
  Solectron Corp. (Electronic Equipment &
    Instruments) (b) ...............................      1,700       6,035
  Sonoco Products Co. (Paper Packaging) ............        900      20,637
  Sprint Corp. (FON Group) (Integrated
    Telecommunication Services) ....................      1,000      14,480
  SUPERVALU, Inc. (Food Distributors) ..............        500       8,255
  Tech Data Corp. (Electronic Equipment &
    Instruments) (b) ...............................        500      13,480
  Tellabs, Inc. (Telecommunications Equipment) (b) .      2,800      20,356
  Temple-Inland,  Inc. (Paper Packaging) ...........        200       8,962
  Torchmark Corp. (Life & Health Insurance) ........        500      18,265
  Travelers Property Casualty Corp. Class A
    (Property & Casualty Insurance) (b) ............      5,583      81,791
  Travelers Property Casualty Corp. Class B (Property
    & Casualty Insurance) (b) ......................        171       2,505
  Tyson Foods, Inc. Class A (Packaged Foods and
    Meats) .........................................      2,100      23,562
  U.S. Bancorp (Banks) .............................      2,165      45,941
  V. F. Corp. (Apparel, Accessories & Luxury Goods)         400      14,420
  Valero Energy Corp. (Oil & Gas Refining, Marketing
    & Transportation) ..............................        950      35,093

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                         SHARES     VALUE
                                                         ------   ---------
UNITED STATES--CONTINUED
  Verizon Communications, Inc. (Integrated
    Telecommunication Services) ....................      1,300  $   50,375
  Wachovia Corp. (Banks) ...........................      1,000      36,440
  Wal-Mart Stores, Inc. (General Merchandise Stores)      1,400      70,714
  Washington Mutual, Inc. (Banks) ..................      5,325     183,872
  Whirlpool Corp. (Household Appliances) ...........      1,400      73,108
  Wyeth (Pharmaceuticals) ..........................      1,200      44,880
                                                                 ----------
TOTAL COMMON STOCKS
  (Identified cost $6,371,031) ................................   5,319,421
                                                                 ----------
FOREIGN COMMON STOCKS--46.5%
AUSTRALIA--1.6%
  Australia and New Zealand Banking Group Ltd.
    (Banks) ........................................      11,600    113,330
  BHP Billiton Ltd. (Diversified Metals & Mining) ..      8,400      48,010
                                                                 ----------
                                                                    161,340
                                                                 ----------
AUSTRIA--0.2%
  OMV AG (Oil & Gas Refining, Marketing &
    Transportation) ................................        250      24,550
                                                                 ----------
BELGIUM--0.5%
  Agfa Gevaert NV (Office Electronics) .............      1,400      31,218
  Delhaize Group (Food Retail) .....................        900      16,735
                                                                 ----------
                                                                     47,953
                                                                 ----------
BERMUDA--0.5%
  XL Capital Ltd. Class A (Property & Casualty
    Insurance) .....................................        600      46,350
                                                                 ----------
CANADA--4.3%
  Bank of Montreal (Banks) .........................                     12
  Bank of Nova Scotia (Banks) ......................      5,451     181,706
  BCE, Inc. (Integrated Telecommunication Services)         716      12,917
  Canadian National Railway Co. (Railroads) ........        700      28,921
  Canadian Natural Resources Ltd. (Oil & Gas
    Exploration & Production) ......................        400      11,850
  Magna International, Inc. (Auto Parts & Equipment)      1,709      95,279
  Manulife Financial Corp. (Life & Health Insurance)        900      19,592
  Nortel Networks Corp. (Telecommunications
    Equipment) (b) .................................      4,950       7,896
  Petro-Canada (Integrated Oil & Gas) ..............        500      15,480
  Sun Life Financial Services of Canada, Inc.
    (Multi-Sector Holdings) ........................      1,000      16,907
  Talisman Energy, Inc. (Oil & Gas Exploration &
    Production) ....................................      1,250      44,982
                                                                 ----------
                                                                    435,542
                                                                 ----------
FINLAND--0.7%
  Fortum Oyj (Oil & Gas Exploration & Production) ..      4,000      26,234
  Nokia Oyj (Telecommunications Equipment) .........      2,000      31,795
  Stora Enso Oyj (Paper Products) ..................      1,000      10,546
                                                                 ----------
                                                                     68,575
                                                                 ----------
FRANCE--5.6%
  Assurances Generales de France (Property &
    Casualty Insurance) ............................      2,600      87,033
  Aventis SA (Pharmaceuticals) .....................        350      19,025
  BNP Paribas SA (Banks) ...........................      3,200     130,388
  Compagnie de Saint-Gobain (Building Products) ....      3,600     105,624
  PSA Peugeot Citroen (Automobile Manufacturers) ...      2,960     120,702
  Societe Generale Class A (Banks) .................      1,050      61,151
  Total Fina Elf SA (Oil & Gas Refining,
    Marketing & Transportation) ....................        260      37,132
  Vivendi Universal SA (Movies & Entertainment) ....        200       3,230
                                                                 ----------
                                                                    564,285
                                                                 ----------


                                                         SHARES     VALUE
                                                         ------   ---------
GERMANY--3.0%
  Altana AG -- (DEM) (Health Care Supplies) ........        500  $   22,718
  AMB Generali Holding AG (Property & Casualty
    Insurance) .....................................        470      25,153
  Celanese AG (Oil & Gas Equipment & Services) (b) .      1,350      29,749
  E.ON AG (Aerospace & Defense) ....................        500      20,148
  Hannover Rueckversicherungs AG (Property &
    Casualty Insurance) ............................      1,000      25,237
  Heidelberger Zement AG (Construction Materials) ..      1,300      48,223
  Siemens AG (Aerospace & Defense) .................      1,325      56,311
  Volkswagen AG (Automobile Manufacturers) .........      2,100      76,025
                                                                 ----------
                                                                    303,564
                                                                 ----------
HONG KONG--0.3%
  Wharf Holdings Ltd. (The) (Real Estate
    Management & Development) ......................      15,000     28,275
                                                                 ----------
IRELAND--1.0%
  Allied Irish Banks plc (Banks) ...................      5,456      74,886
  Bank of Ireland (Banks) ..........................      2,500      25,683
                                                                 ----------
                                                                    100,569
                                                                 ----------
ITALY--1.9%
  ENI SpA (Integrated Oil & Gas) ...................      12,150    193,157
                                                                 ----------
JAPAN--7.9%
  Canon, Inc. (Office Electronics) .................      5,000     188,337
  Daiichi Pharmaceutical Corp. (Health Care Supplies)     1,000      14,351
  Hitachi Ltd. (Aerospace & Defense) ...............      6,000      23,005
  Hitachi Maxell Ltd. (Office Electronics) .........      1,000      12,168
  Honda Motor Co. Ltd. (Automobile Manufacturers) .. 3,900 144,274 Mitsui Chemicals, Inc. (Oil & Gas Equipment &
    Services) ......................................      4,000      17,831
  Mitsui O.S.K. Lines Ltd. (Marine) ................      16,000     33,168
  Nippon Meat Packers, Inc. (Packaged Foods and
    Meats) .........................................      5,000      49,928
  Nissan Motor Co. Ltd. (Automobile Manufacturers) . 21,000 163,866 Nomura Holdings, Inc. (Diversified Financial
    Services) ......................................      1,000      11,241
  Sumitomo Mitsui Financial Group, Inc. (Banks) ....          2       7,503
  Takefuji Corp. (Consumer Finance) ................      1,500      86,585
  Tohoku Electric Power Co., Inc. (Electric Utilities) 1,900 27,971 Tokyo Electric Power Co., Inc. (The) (Electric
    Utilities) .....................................      1,100      20,902
                                                                 ----------
                                                                    801,130
                                                                 ----------
LUXEMBOURG--1.1%
  Arcelor (Steel) (b) ..............................      7,900      97,157
  Arcelor (Steel) (b) ..............................      1,066      12,864
                                                                 ----------
                                                                    110,021
                                                                 ----------
NETHERLANDS--2.6%
  DSM NV (Oil & Gas Equipment & Services) ..........      2,500     113,802
  Koninklijke (Royal) Philips Electronics NV
    (Aerospace & Defense) ..........................      1,300      22,781
  Koninklijke Ahold NV (Food Retail) ...............      2,100      26,664
  Royal Dutch Petroleum Co. (Integrated Oil & Gas) .      1,650      72,634
  Wolters Kluwer NV (Publishing & Printing) ........      1,638      28,533
                                                                 ----------
                                                                    264,414
                                                                 ----------
NORWAY--0.2%
  Norske Skogindustrier ASA (Paper Products) .......      1,300      18,390
                                                                 ----------
SPAIN--1.5%
  Banco Santander Central Hispano SA (Banks) .......      6,200      42,549
  Grupo Dragados SA (Construction & Engineering) ...      2,700      45,898
  Iberdrola SA (Electric Utilities) ................      2,700      37,824
  Telefonica SA (Integrated Telecommunication
    Services) (b) ..................................      3,329      29,798
                                                                 ----------
                                                                    156,069
                                                                 ----------

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES

                                                         SHARES       VALUE
                                                         ------     ---------
SWEDEN--1.6%
  Autoliv, Inc. (Auto Parts & Equipment) ...........        950   $    19,884
  Electrolux AB (Household Appliances) .............      3,100        48,919
  Svenska Cellulosa AB Series B (Household Products)      2,900        97,850
                                                                  -----------
                                                                      166,653
                                                                  -----------
SWITZERLAND--1.2%
  Novartis AG Registered Shares (Pharmaceuticals) ..      2,700        98,514
  Swiss Re Registered Shares (Property & Casualty
    Insurance) .....................................        400        26,239
                                                                  -----------
                                                                      124,753
                                                                  -----------
UNITED KINGDOM--10.8%
  AstraZeneca plc (Pharmaceuticals) ................      1,200        42,888
  Aviva plc (Property & Casualty Insurance) ........      3,900        27,815
  BP plc (Integrated Oil & Gas) ....................     13,300        91,429
  British American Tobacco plc (Tobacco) ...........      8,600        85,910
  BT Group plc (Integrated Telecommunication
    Services) ......................................      5,100        16,011
  GlaxoSmithKline plc (Pharmaceuticals) ............      4,346        83,400
  Lloyds TSB Group plc (Multi-Sector Holdings) .....      3,700        26,566
  Persimmon plc (Homebuilding) .....................      2,200        15,088
  Royal & Sun Alliance Insurance Group plc
    (Property & Casualty Insurance) ................     28,600        55,598
  Safeway plc (Food Retail) ........................     40,857       140,268
  Shell Transport & Trading Co. plc (Integrated
    Oil & Gas) .....................................      3,200        21,070
  Six Continents plc (Hotels, Resorts & Cruise
    Lines) .........................................     10,700        86,475
  Unilever plc (Packaged Foods and Meats) ..........      7,100        67,554
  Vodafone Group plc (Wireless Telecommunication
    Services) ......................................    119,400       217,694
  Whitbread plc (Restaurants) ......................      8,100        70,548
  Wolseley plc (Office Services & Supplies) ........      5,741        48,200
                                                                  -----------
                                                                    1,096,514
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $5,249,701) ................................     4,712,104
                                                                  -----------
TOTAL INVESTMENTS--98.9%
  (Identified cost $11,620,732) ...............................    10,031,525(a)
  Other assets and liabilities, net--1.1% .....................       107,958
                                                                  -----------
NET ASSETS--100.0%                                                $10,139,483
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $529,151 and gross depreciation of $2,136,530 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $11,638,904.


(b) Non-income producing.

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)


Aerospace & Defense ......................................    1.4%
Agricultural Products ....................................    0.2
Apparel, Accessories & Luxury Goods ......................    0.6
Auto Parts & Equipment ...................................    1.7
Automobile Manufacturers .................................    5.0
Banks ....................................................   12.7
Broadcasting & Cable TV ..................................    0.1
Building Products ........................................    1.1
Commercial Printing ......................................    0.2
Computer Hardware ........................................    2.8
Construction & Engineering ...............................    0.5
Construction Materials ...................................    0.5
Consumer Finance .........................................    0.9
Department Stores ........................................    0.7
Diversified Chemicals ....................................    1.7
Diversified Commercial Services ..........................    0.3
Diversified Financial Services ...........................    2.5
Diversified Metals & Mining ..............................    0.5
Electric Utilities .......................................    2.6
Electrical Components & Equipment ........................    0.4
Electronic Equipment & Instruments .......................    0.4
Food Distributors ........................................    0.1
Food Retail ..............................................    1.8
Gas Utilities ............................................    0.9
General Merchandise Stores ...............................    0.7
Health Care Equipment ....................................    0.3
Health Care Supplies .....................................    0.4
Home Improvement Retail ..................................    0.5
Homebuilding .............................................    1.4
Hotels, Resorts & Cruise Lines ...........................    0.9
Household Appliances .....................................    1.2
Household Products .......................................    1.0
IT Consulting & Services .................................    0.1
Industrial Conglomerates .................................    2.1


Industrial Machinery .....................................    0.8%
Integrated Oil & Gas .....................................    6.6
Integrated Telecommunication Services ....................    3.7
Life & Health Insurance ..................................    1.1
Managed Health Care ......................................    0.7
Marine ...................................................    0.3
Movies & Entertainment ...................................    0.5
Multi-Sector Holdings ....................................    0.4
Multi-Utilities & Unregulated Power ......................    0.2
Networking Equipment .....................................    1.2
Office Electronics .......................................    2.3
Office Services & Supplies ...............................    0.5
Oil & Gas Equipment & Services ...........................    1.6
Oil & Gas Exploration & Production .......................    0.8
Oil & Gas Refining, Marketing & Transportation ...........    1.1
Packaged Foods and Meats .................................    1.7
Paper Packaging ..........................................    0.5
Paper Products ...........................................    1.2
Pharmaceuticals ..........................................    8.9
Photographic Products ....................................    0.3
Property & Casualty Insurance ............................    5.2
Publishing & Printing ....................................    0.3
Railroads ................................................    0.8
Real Estate Management & Development .....................    0.3
Restaurants ..............................................    0.8
Semiconductors ...........................................    0.7
Soft Drinks ..............................................    1.1
Steel ....................................................    1.1
Systems Software .........................................    2.1
Telecommunications Equipment .............................    0.6
Tobacco ..................................................    2.2
Wireless Telecommunication Services ......................    2.2
                                                            -----
                                                            100.0%
                                                            =====

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $11,620,732) ...............................................    $10,031,525
Cash .......................................................................................................        111,110
Foreign currency at value (Identified cost $37,691) ........................................................         39,253
Receivables
  Dividends ................................................................................................         21,991
  Receivable from adviser ..................................................................................         16,280
  Tax reclaim ..............................................................................................          7,974
  Fund shares sold .........................................................................................          6,633
Prepaid expenses ...........................................................................................            149
                                                                                                                -----------
    Total assets ...........................................................................................     10,234,915
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased ..........................................................................         24,783
  Fund shares repurchased ..................................................................................          2,443
  Professional fee .........................................................................................         37,688
  Printing fee .............................................................................................         16,743
  Custodian fee ............................................................................................          6,753
  Financial agent fee ......................................................................................          3,889
  Trustees' fee ............................................................................................          1,569
Accrued expenses ...........................................................................................          1,564
                                                                                                                -----------
    Total liabilities ......................................................................................         95,432
                                                                                                                -----------
NET ASSETS .................................................................................................    $10,139,483
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........................................................    $12,270,704
  Undistributed net investment income ......................................................................          2,148
  Accumulated net realized loss ............................................................................       (547,173)
  Net unrealized depreciation ..............................................................................     (1,586,196)
                                                                                                                -----------
NET ASSETS .................................................................................................    $10,139,483
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...........................      1,252,789
                                                                                                                ===========
Net asset value and offering price per share ...............................................................          $8.09
                                                                                                                      =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ................................................................................................    $   232,828
  Interest .................................................................................................          1,603
  Foreign taxes withheld ...................................................................................        (15,788)
                                                                                                                -----------
    Total investment income ................................................................................        218,643
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................         88,001
  Financial agent fee ......................................................................................         49,379
  Professional .............................................................................................         37,852
  Custodian ................................................................................................         34,224
  Printing .................................................................................................         32,143
  Trustees .................................................................................................          4,157
  Miscellaneous ............................................................................................          5,764
                                                                                                                -----------
    Total expenses .........................................................................................        251,520
    Less expenses borne by investment adviser ..............................................................       (140,604)
                                                                                                                -----------
    Net expenses ...........................................................................................        110,916
                                                                                                                -----------
NET INVESTMENT INCOME ......................................................................................        107,727
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..........................................................................       (535,248)
  Net realized loss on foreign currency transactions .......................................................         (4,324)
  Net change in unrealized appreciation (depreciation) on investments ......................................     (1,192,978)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency transactions         (2,045)
                                                                                                                -----------
NET LOSS ON INVESTMENTS ....................................................................................     (1,734,595)
                                                                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $(1,626,868)
                                                                                                                ===========

                        See Notes to Financial Statements

                  PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED     YEAR ENDED
                                                                                                   12/31/02       12/31/01
                                                                                                  -----------    ----------
FROM OPERATIONS
  Net investment income (loss) .............................................................      $   107,727    $   81,192
  Net realized gain (loss) .................................................................         (539,572)       46,548
  Net change in unrealized appreciation (depreciation) .....................................       (1,195,023)     (697,218)
                                                                                                  -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................       (1,626,868)     (569,478)
                                                                                                  -----------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................................         (103,277)      (78,519)
  Net realized short-term gains ............................................................              (27)      (56,477)
                                                                                                  -----------    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................................         (103,304)     (134,996)
                                                                                                  -----------    ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (536,540 and 248,659 shares, respectively) .................        4,804,967     2,445,801
  Net asset value of shares issued from reinvestment of distributions (12,737
    and 14,118 shares, respectively) .......................................................          103,304       134,996
  Cost of shares repurchased (216,966 and 79,889 shares, respectively) .....................       (1,838,932)     (763,447)
                                                                                                  -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................................        3,069,339     1,817,350
                                                                                                  -----------    ----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................................        1,339,167     1,112,876
NET ASSETS
  Beginning of period ......................................................................        8,800,316     7,687,440
                                                                                                  -----------    ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $2,148 AND
    $2,022, RESPECTIVELY) ..................................................................      $10,139,483    $8,800,316
                                                                                                  ===========    ==========



FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                YEAR ENDED
                                                                                                DECEMBER 31,     FROM INCEPTION
                                                                                            ------------------     11/20/00 TO
                                                                                              2002       2001       12/31/00
                                                                                             ------     ------   --------------
Net asset value, beginning of period ................................................        $ 9.56     $10.42       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................................................          0.09       0.09         0.02
  Net realized and unrealized gain (loss) ...........................................         (1.48)     (0.80)        0.41
                                                                                             ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ................................................         (1.39)     (0.71)        0.43
                                                                                             ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................................         (0.08)     (0.09)       (0.01)
  Distributions from net realized gains .............................................            --(4)   (0.06)          --
                                                                                             ------     ------       ------
    TOTAL DISTRIBUTIONS .............................................................         (0.08)     (0.15)       (0.01)
                                                                                             ------     ------       ------
CHANGE IN NET ASSET VALUE ...........................................................         (1.47)     (0.86)        0.42
                                                                                             ------     ------       ------
NET ASSET VALUE, END OF PERIOD ......................................................        $ 8.09     $ 9.56       $10.42
                                                                                             ======     ======       ======
Total return ........................................................................        (14.47)%    (6.84)%       4.35%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............................................       $10,139     $8,800       $7,687
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) .............................................................          1.13%      1.05%        1.05%(1)
  Net investment income .............................................................          1.10%      1.02%        1.12%(1)
Portfolio turnover ..................................................................            38%        24%           0%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.57%, 2.80% and 5.41% for the periods ended December 31, 2002, 2001 and 2000, respectively.

(4) Amount is less than $0.01.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital growth by investing in equities of mid-sized companies. Investors should note that the risks of investing in mid-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: Over the annual reporting period ended December 31, 2002, the fund was down 8.55%, but nonetheless outperformed its benchmark, the Russell 2500 Index, 1 which returned -17.80% for the year and the S&P 500 Index, 2 which declined 22.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Throughout 2002, equities posted negative performance across all major sectors, including small-cap stocks, as well as large-cap stocks. The third quarter of 2002 drove stocks to their worst quarter in more than a decade. In the fourth quarter, however, investor anxiety lessened and the market reversed course. The S&P 500 Index rose 8.45% and the Russell 2500 Index rose 6.64%. This positive performance was driven primarily by the technology and telecommunications sectors.

     Despite a fourth quarter rally, the bear market continued in 2002--and broadened. U.S. equity markets ended the year down 22.10%, as measured by the S&P 500 Stock Index, as a result of economic concerns, the continuation of the technology stock collapse, corporate malfeasance and the threat of war. This bear market has not only been among the most severe since World War II, it has been the longest. In some ways, the third year of this bear market was the most painful because every sector was down. Only high-quality fixed-income securities posted positive returns. The market's pervasive gloom is manifested in an extreme risk aversion that has led to extraordinarily low yields on T-bills and Treasury bonds--and a very high equity risk premium.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The fund's outperformance was generally attributable to stock selection, with strong returns from holdings in the financial services, telecommunication utilities and homebuilders sectors. Among the top performers for the year were Big Lots, Qwest Communications, Fidelity National, Nortel Networks and KB Home.

     On the negative side, some of the detractors from the fund's performance over the year came from holdings within the integrated oil sector, including Kerr McGee and Amerada Hess. Group 1 Automotive, Sierra Pacific and Terex were also among the largest detractors from the fund's performance.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: In this environment, research-based stock selection will be critical to generating a premium. We remain confident in our analysts' ability to uncover attractive investment opportunities.

     After the sustained recovery of mid-cap stocks, we can no longer say they look especially attractive relative to large-cap stocks. Although the excess return created in small-caps during the inflation of the technology bubble has now been realized, we do see strong opportunities within the mid-cap domain in value stocks. Mid-size companies tend to be concentrated in cyclical industries, and investor anxiety about the direction of the economy has left many small companies selling at steep discounts to their fair value. We believe the fund is positioned to capture that opportunity.

1 The Russell 2500 Index measures the total return performance of the 2,500 smallest companies in the Russell 3000 Index.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOW:


  Date     Mid-Cap Value Series       Russell 2500 Index 1     S&P 500 Index 2
--------   --------------------       --------------------     ---------------

  3/2/98       $10,000.00                 $10,000.00              $10,000.00
12/31/98        $8,862.77                  $9,494.21              $11,895.30
12/31/99        $7,951.45                 $11,786.80              $14,409.40
12/29/00        $9,294.55                 $12,289.90              $13,085.60
12/31/01       $11,430.80                 $12,439.90              $11,531.70
12/31/02       $10,453.60                 $10,226.20               $8,983.13


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                                            1 YEAR     12/31/02
--------------------------------------------------------------------------------
  Mid-Cap Value Series                                      (8.55)%      0.92%
--------------------------------------------------------------------------------
  Russell 2500 Index 1                                     (17.80)%      0.46%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                          (22.10)%     (2.19)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 2500 Index measures the total return performance of the 2,500 smallest companies in the Russell 3000 Index.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                        SHARES       VALUE
                                                        -------   -----------
COMMON STOCKS--94.5%
AGRICULTURAL PRODUCTS--1.8%
  Corn Products International, Inc. .................    37,000   $ 1,114,810
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.7%
  Jones Apparel Group, Inc. (b) .....................    30,000     1,063,200
                                                                  -----------
AUTO PARTS & EQUIPMENT--2.6%
  BorgWarner, Inc. ..................................     7,500       378,150
  Dana Corp. ........................................    40,600       477,456
  Modine Manufacturing Co. ..........................    41,000       724,880
                                                                  -----------
                                                                    1,580,486
                                                                  -----------
BANKS--9.8%
  Bank of Hawaii Corp. ..............................     9,600       291,744
  Commercial Federal Corp. ..........................    28,000       653,800
  Hibernia Corp. Class A ............................    27,000       520,020
  Huntington Bancshares, Inc. .......................    50,000       935,500
  Popular, Inc. .....................................    15,000       507,000
  Silicon Valley Bancshares (b) .....................    39,000       711,750
  UnionBanCal Corp. .................................    23,500       922,845
  Washington Federal, Inc. ..........................    29,909       743,239
  Whitney Holding Corp. .............................    21,000       699,930
                                                                  -----------
                                                                    5,985,828
                                                                  -----------
CASINOS & GAMING--0.5%
  Park Place Entertainment Corp. (b) ................    36,000       302,400
                                                                  -----------
CONSTRUCTION MATERIALS--1.4%
  Texas Industries, Inc. ............................    34,600       840,780
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.8%
  PACCAR, Inc. ......................................    20,000       922,600
  Terex Corp. (b) ...................................    72,100       803,194
                                                                  -----------
                                                                    1,725,794
                                                                  -----------
DEPARTMENT STORES--0.4%
  Federated Department Stores, Inc. (b) .............     9,500       273,220
                                                                  -----------
DISTRIBUTORS--0.6%
  Genuine Parts Co. .................................    10,900       335,720
                                                                  -----------
DIVERSIFIED CHEMICALS--1.8%
  FMC Corp. (b) .....................................    41,300     1,128,316
                                                                  -----------
DIVERSIFIED METALS & MINING--1.9%
  Peabody Energy Corp. ..............................    40,000     1,169,200
                                                                  -----------
ELECTRIC UTILITIES--10.1%
  Constellation Energy Group, Inc. ..................    34,400       957,008
  Northeast Utilities ...............................    66,700     1,011,839
  OGE Energy Corp. ..................................    52,500       924,000
  PNM Resources, Inc. ...............................    54,500     1,298,190
  Puget Energy, Inc. ................................    54,200     1,195,110
  WPS Resources Corp. ...............................    21,000       815,220
                                                                  -----------
                                                                    6,201,367
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.1%
  Cooper Industries Ltd. Class A ....................    35,500     1,293,975
                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.3%
  Arrow Electronics, Inc. (b) .......................    18,900       241,731
  Avnet, Inc. (b) ...................................    22,800       246,924
  KEMET Corp. (b) ...................................   106,500       930,810
  Solectron Corp. (b) ...............................   154,400       548,120
  Tech Data Corp. (b) ...............................    18,000       485,280
  Vishay Intertechnology, Inc. (b) ..................    15,078       168,572
                                                                  -----------
                                                                    2,621,437
                                                                  -----------


                                                        SHARES       VALUE
                                                        -------   -----------
FOOD DISTRIBUTORS--0.9%
  SUPERVALU, Inc. ...................................    35,000   $   577,850
                                                                  -----------
HOME IMPROVEMENT RETAIL--1.5%
  Hughes Supply, Inc. ...............................    34,000       928,880
                                                                  -----------
HOMEBUILDING--6.8%
  Centex Corp. ......................................    22,200     1,114,440
  KB HOME ...........................................    20,500       878,425
  Pulte Homes, Inc. .................................    25,000     1,196,750
  Standard Pacific Corp. ............................    40,000       990,000
                                                                  -----------
                                                                    4,179,615
                                                                  -----------
INDUSTRIAL MACHINERY--8.8%
  Eaton Corp. .......................................    10,500       820,155
  Harsco Corp. ......................................    30,000       956,700
  Kennametal, Inc. ..................................    32,000     1,103,360
  Lincoln Electric Holdings, Inc. ...................    39,000       902,850
  Parker-Hannifin Corp. .............................    18,500       853,405
  Reliance Steel & Aluminum Co. .....................    35,000       729,400
                                                                  -----------
                                                                    5,365,870
                                                                  -----------
INTEGRATED OIL & GAS--1.3%
  Amerada Hess Corp. ................................    14,800       814,740
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--1.6%
  Qwest Communications International, Inc. (b) ......   200,000     1,000,000
                                                                  -----------
LEISURE PRODUCTS--1.4%
  Brunswick Corp. ...................................    43,000       853,980
                                                                  -----------
MANAGED HEALTH CARE--0.6%
  Health Net, Inc. (b) ..............................    14,800       390,720
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER--0.9%
  Reliant Resources, Inc. (b) .......................    59,200       189,440
  Sierra Pacific Resources ..........................    55,000       357,500
                                                                  -----------
                                                                      546,940
                                                                  -----------
NETWORKING EQUIPMENT--1.4%
  Adaptec, Inc. (b) .................................   147,300       832,245
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--2.0%
  SEACOR SMIT, Inc. (b) .............................    27,800     1,237,100
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
  Kerr-McGee Corp. ..................................    18,000       797,400
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--2.2%
  Valero Energy Corp. ...............................    36,300     1,340,922
                                                                  -----------
PAPER PACKAGING--0.4%
  Temple-Inland, Inc. ...............................     5,500       246,455
                                                                  -----------
PAPER PRODUCTS--1.4%
  MeadWestvaco Corp. ................................    34,600       854,966
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--2.3%
  Fidelity National Financial, Inc. .................    42,200     1,385,426
                                                                  -----------
PUBLISHING & PRINTING--1.6%
  Reader's Digest Association, Inc. (The) ...........    63,000       951,300
                                                                  -----------
REITS--6.2%
  Arden Realty, Inc. ................................    40,900       905,935
  Avalonbay Communities, Inc. .......................    23,600       923,704
  FelCor Lodging Trust, Inc. ........................    57,500       657,800
  Mack-Cali Realty Corp. ............................    14,300       433,290
  Post Properties, Inc. .............................    37,000       884,300
                                                                  -----------
                                                                    3,805,029
                                                                  -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                        SHARES       VALUE
                                                        -------   -----------
SPECIALTY CHEMICALS--2.5%
  Crompton Corp. ....................................    93,000   $   553,350
  Cytec Industries, Inc. (b) ........................    36,000       982,080
                                                                  -----------
                                                                    1,535,430
                                                                  -----------
SPECIALTY STORES--2.1%
  AutoNation, Inc. (b) ..............................    31,800       399,408
  Group 1 Automotive, Inc. (b) ......................    37,500       895,500
                                                                  -----------
                                                                    1,294,908
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT--3.6%
  ADC Telecommunications, Inc. (b) ..................    33,300        69,597
  Andrew Corp. (b) ..................................    90,000       925,200
  Corning, Inc. (b) .................................    51,100       169,141
  Tellabs, Inc. (b) .................................   142,500     1,035,975
                                                                  -----------
                                                                    2,199,913
                                                                  -----------
PACKAGED FOODS AND MEATS--1.9%
  Smithfield Foods, Inc. (b) ........................    58,000     1,150,720
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $66,055,238) ...............................    57,926,942
                                                                  -----------
FOREIGN COMMON STOCKS--1.3%
TELECOMMUNICATIONS EQUIPMENT--1.3%
  Nortel Networks Corp. (Canada) (b) ................   500,000       805,000
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $549,829) ..................................       805,000
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--95.8%
  (Identified cost $66,605,067) ...............................    58,731,942
                                                                  -----------


                                                        SHARES       VALUE
                                                      ---------   -----------
SHORT-TERM OBLIGATIONS--4.3%
MONEY MARKET MUTUAL FUNDS--4.3%
  SSgA Money Market Fund (1.11%
    seven day effective yield) ...................... 2,630,684   $ 2,630,684
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,630,684) ................................     2,630,684
                                                                  -----------
TOTAL INVESTMENTS--100.1%
  (Identified cost $69,235,751) ...............................    61,362,626(a)
  Other assets and liabilities, net--(0.1)% ...................       (73,807)
                                                                  -----------
NET ASSETS--100.0% ............................................   $61,288,819
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,778,816 and gross depreciation of $11,739,961 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $69,323,771.

(b) Non-income producing.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $69,235,751) .....................        $61,362,626
Receivables
  Dividends and interest .........................................................            174,751
  Fund shares sold ...............................................................             25,611
Prepaid expenses .................................................................              1,051
                                                                                          -----------
    Total assets .................................................................         61,564,039
                                                                                          -----------
LIABILITIES
Payables
  Fund shares repurchased ........................................................            154,556
  Professional fee ...............................................................             41,447
  Investment advisory fee ........................................................             33,272
  Printing fee ...................................................................             32,104
  Financial agent fee ............................................................              7,202
  Trustees' fee ..................................................................              2,031
Accrued expenses .................................................................              4,608
                                                                                          -----------
    Total liabilities ............................................................            275,220
                                                                                          -----------
NET ASSETS .......................................................................        $61,288,819
                                                                                          ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ...............................        $68,911,355
  Accumulated net realized gain ..................................................            250,589
  Net unrealized depreciation ....................................................         (7,873,125)
                                                                                          -----------
NET ASSETS .......................................................................        $61,288,819
                                                                                          ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .          6,665,284
                                                                                          ===========
Net asset value and offering price per share .....................................              $9.20
                                                                                                =====


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ......................................................................       $  1,456,029
  Interest .......................................................................             38,720
  Foreign tax withheld ...........................................................               (600)
                                                                                         ------------
    Total investment income ......................................................          1,494,149
                                                                                         ------------
EXPENSES
  Investment advisory fee ........................................................            653,006
  Financial agent fee ............................................................             92,603
  Printing .......................................................................             46,315
  Professional ...................................................................             44,644
  Custodian ......................................................................             21,809
  Trustees .......................................................................              4,620
  Miscellaneous ..................................................................              7,342
                                                                                         ------------
    Total expenses ...............................................................            870,339
  Less expenses borne by investment adviser ......................................           (71,472)
                                                                                         ------------
    Net expenses .................................................................            798,867
                                                                                         ------------
NET INVESTMENT INCOME ............................................................            695,282
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ................................................          4,502,849
  Net change in unrealized appreciation (depreciation) on investments ............        (13,626,673)
                                                                                         ------------
NET LOSS ON INVESTMENTS ..........................................................         (9,123,824)
                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................       $ (8,428,542)
                                                                                         ============

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED    YEAR ENDED
                                                                                                   12/31/02      12/31/01
                                                                                                 ------------    ----------
FROM OPERATIONS
  Net investment income (loss) ............................................................      $    695,282    $  508,711
  Net realized gain (loss) ................................................................         4,502,849     1,675,909
  Net change in unrealized appreciation (depreciation) ....................................       (13,626,673)    4,436,626
                                                                                                 ------------    ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................        (8,428,542)    6,621,246
                                                                                                 ------------    ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................          (535,391)     (475,205)
  Net realized short-term gains ...........................................................        (1,933,833)      (11,465)
  Net realized long-term gains ............................................................        (2,770,524)     (204,655)
                                                                                                 ------------    ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................        (5,239,748)     (691,325)
                                                                                                 ------------    ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,565,225 and 3,715,054 shares, respectively) ............        51,050,931    36,940,985
  Net asset value of shares issued from reinvestment of distributions (561,799
    and 64,377 shares, respectively) ......................................................         5,239,748       691,325
  Cost of shares repurchased (2,886,177 and 981,403 shares, respectively) .................       (29,889,804)   (9,764,166)
                                                                                                 ------------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................        26,400,875    27,868,144
                                                                                                 ------------    ----------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................        12,732,585    33,798,065
NET ASSETS
  Beginning of period .....................................................................        48,556,234    14,758,169
                                                                                                 ------------    ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0,
    RESPECTIVELY) .........................................................................      $ 61,288,819   $48,556,234
                                                                                                 ============   ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                                      FROM
                                                                                   YEAR ENDED DECEMBER 31,          INCEPTION
                                                                          -------------------------------------     3/2/98 TO
                                                                           2002       2001      2000      1999      12/31/98
                                                                          ------     ------    ------    ------     ---------
Net asset value, beginning of period ...............................      $10.97     $ 9.07    $ 7.82    $ 8.84      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................................        0.10       0.13      0.06      0.11        0.03(4)
  Net realized and unrealized gain (loss) ..........................       (1.02)      1.95      1.25     (1.02)      (1.16)
                                                                          ------     ------    ------    ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ...............................       (0.92)      2.08      1.31     (0.91)      (1.13)
                                                                          ------     ------    ------    ------      ------
LESS DISTRIBUTIONS
Dividends from net investment income ...............................       (0.10)     (0.13)    (0.06)    (0.11)      (0.03)
Distributions from net realized gains ..............................       (0.75)     (0.05)       --        --          --
                                                                          ------     ------    ------    ------      ------
    TOTAL DISTRIBUTIONS ............................................       (0.85)     (0.18)    (0.06)    (0.11)      (0.03)
                                                                          ------     ------    ------    ------      ------
CHANGE IN NET ASSET VALUE ..........................................       (1.77)      1.90      1.25     (1.02)      (1.16)
                                                                          ------     ------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD .....................................      $ 9.20     $10.97    $ 9.07    $ 7.82      $ 8.84
                                                                          ======     ======    ======    ======      ======
  Total return .....................................................       (8.55)%    22.98%    16.89%   (10.28)%    (11.37)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..............................     $61,289    $48,556   $14,758    $8,635      $7,896
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ............................................        1.28%      1.20%(5)  1.20%(5)  1.20%       1.20%(1)
  Net investment income . ..........................................        1.12%      1.72%     0.95%     1.40%       0.52%(1)
Portfolio turnover .................................................          44%        28%      128%       29%         21%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets
    (including  custody credits) would have been 1.40%,  1.54%,  2.39%, 2.58% and 2.77% for the periods ended December 31, 2002,
    2001, 2000, 1999 and 1998, respectively.

(4) Computed using average shares outstanding.

(5) The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation by investing in equities of small companies. Investors should note that the risks of investing in small-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: Over the annual reporting period ended December 31, 2002, the fund was down 8.54%, but nonetheless outperformed its benchmark, the Russell 2000 Value Index, 1 which returned -11.43% for the year and the S&P 500 Index, 2 which declined 22.10%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 12 MONTHS?

A: Throughout  2002,  equities  posted  negative  performance  across  all major sectors, including small-cap stocks, as well as large-cap stocks. The third quarter of 2002 drove stocks to their worst quarter in more than a decade. In the fourth quarter, however, investor anxiety lessened and the market reversed course. The S&P 500 Index rose 8.45% and the Russell 2500 Index rose 6.64%. This positive performance was driven primarily by the technology and telecommunications sectors.

     Despite a fourth quarter rally, the bear market continued in 2002--and broadened. U.S. equity markets ended the year down 22.10%, as measured by the S&P 500 Stock Index, as a result of economic concerns, the continuation of the technology stock collapse, corporate malfeasance and the threat of war. This bear market has not only been among the most severe since World War II, it has been the longest. In some ways, the third year of this bear market was the most painful because every sector was down. Only high-quality fixed-income securities posted positive returns. The market's pervasive gloom is manifested in an extreme risk aversion that has led to extraordinarily low yields on T-bills and Treasury bonds--and a very high equity risk premium.


Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The fund's outperformance was generally attributable to stock selection, with strong returns from holdings in the financial services, telecommunication utilities and homebuilders sectors. Among the top performers for the year were Big Lots, Moog, Fidelity National, KB Home and ADC Telecommunications.

     On the negative side, some of the detractors from the fund's performance over the year came from holdings within the energy and materials and processing sectors, including Seitel, Tesoro Petroleum, GBC Bancorp, Vans and Wolverine.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: In this environment, research-based stock selection will be critical to generating a premium. We remain confident in our analysts' ability to uncover attractive investment opportunities.

     After the sustained recovery of small-cap stocks, we can no longer say they look especially attractive relative to large-cap stocks. Although the excess return created in small-caps during the inflation of the technology bubble has now been realized, we do see strong opportunities within the small-cap domain in value stocks. Small companies tend to be concentrated in cyclical industries, and investor anxiety about the direction of the economy has left many small companies selling at steep discounts to their fair value. We believe the fund is positioned to capture that opportunity.

1 The Russell 2000 Value Index measures the total return performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOW:


  Date     Small-Cap Value Series   Russell 2000 Value Index 1   S&P 500 Index 2
--------   ----------------------   --------------------------   ---------------
11/20/00        $10,000.00                  $10,000.00              $10,000.00
12/29/00        $10,643.80                  $10,944.60               $9,844.46
12/31/01        $12,321.00                  $12,479.50               $8,675.44
12/31/02        $11,269.40                  $11,053.70               $6,758.14


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                     11/20/00 TO
                                                         1 YEAR       12/31/02
--------------------------------------------------------------------------------
  Small-Cap Value Series                                  (8.54)%        5.82%
--------------------------------------------------------------------------------
  Russell 2000 Value Index 1                             (11.43)%        4.86%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                        (22.10)%      (16.93)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 11/20/00 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 2000 Value Index measures the total return performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                        SHARES       VALUE
                                                        -------   -----------
COMMON STOCKS--96.7%
AEROSPACE & DEFENSE--2.3%
  Curtiss-Wright Corp. ..............................     1,000   $    63,820
  Esterline Technologies Corp. (b) ..................    16,000       282,720
  Hexcel Corp. (b) ..................................     9,200        27,600
  Moog, Inc. Class A (b) ............................    12,550       389,552
                                                                  -----------
                                                                      763,692
                                                                  -----------
AGRICULTURAL PRODUCTS--1.4%
  Corn Products International, Inc. .................    15,200       457,976
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--1.3%
  Kellwood Co. ......................................    16,000       416,000
                                                                  -----------
AUTO PARTS & EQUIPMENT--2.1%
  BorgWarner, Inc. ..................................     3,500       176,470
  Dana Corp. ........................................    16,800       197,568
  Modine Manufacturing Co. ..........................    17,700       312,936
                                                                  -----------
                                                                      686,974
                                                                  -----------
BANKS--4.7%
  Commercial Federal Corp. ..........................    12,000       280,200
  GBC Bancorp .......................................    20,700       400,752
  Silicon Valley Bancshares (b) .....................    24,200       441,650
  Washington Federal, Inc. ..........................    16,939       420,934
                                                                  -----------
                                                                    1,543,536
                                                                  -----------
CASINOS & GAMING--2.7%
  Aztar Corp. (b) ...................................    33,800       482,664
  Park Place Entertainment Corp. (b) ................    49,800       418,320
                                                                  -----------
                                                                      900,984
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--0.7%
  Quantum Corp. (b) .................................     5,000        13,350
  SBS Technologies, Inc. (b) ........................    25,500       233,580
                                                                  -----------
                                                                      246,930
                                                                  -----------
CONSTRUCTION MATERIALS--1.5%
  Texas Industries, Inc. ............................    20,000       486,000
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.5%
  Terex Corp. (b) ...................................    45,100       502,414
                                                                  -----------
CONSUMER FINANCE--1.2%
  PFF Bancorp, Inc. .................................    12,200       381,250
                                                                  -----------
DIVERSIFIED CHEMICALS--1.8%
  FMC Corp. (b) .....................................    21,600       590,112
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.3%
  Deluxe Corp. ......................................     2,505       105,460
                                                                  -----------
DIVERSIFIED METALS & MINING--3.3%
  Peabody Energy Corp. ..............................    16,600       485,218
  RTI International Metals, Inc. (b) ................    61,000       616,100
                                                                  -----------
                                                                    1,101,318
                                                                  -----------
DRUG RETAIL--1.3%
  Duane Reade, Inc. (b) .............................    24,700       419,900
                                                                  -----------
ELECTRIC UTILITIES--6.6%
  Central Vermont Public Service Corp. ..............     6,000       109,680
  Empire District Electric Co. (The) ................    19,500       354,900
  Northeast Utilities ...............................    29,050       440,688
  OGE Energy Corp. ..................................    20,800       366,080
  PNM Resources, Inc. ...............................    26,500       631,230
  WPS Resources Corp. ...............................     7,000       271,740
                                                                  -----------
                                                                    2,174,318
                                                                  -----------


                                                        SHARES       VALUE
                                                        -------   -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.7%
  Penn Engineering & Manufacturing Corp. ............    16,000   $   170,400
  Regal Beloit Corp. ................................    19,600       405,720
                                                                  -----------
                                                                      576,120
                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.5%
  Avnet, Inc. (b) ...................................     7,800        84,474
  CTS Corp. .........................................    33,200       257,300
  KEMET Corp. (b) ...................................    36,000       314,640
  Vishay Intertechnology, Inc. (b) ..................    15,445       172,675
                                                                  -----------
                                                                      829,089
                                                                  -----------
FOOTWEAR--0.5%
  Vans, Inc. (b) ....................................    27,000       153,360
                                                                  -----------
HEALTH CARE EQUIPMENT--1.2%
  CONMED Corp. (b) ..................................    20,000       391,800
                                                                  -----------
HOME IMPROVEMENT RETAIL--1.3%
  Hughes Supply, Inc. ...............................    16,200       442,584
                                                                  -----------
HOMEBUILDING--4.8%
  KB HOME ...........................................    11,000       471,350
  Pulte Homes, Inc. .................................    12,000       574,440
  Standard Pacific Corp. ............................    21,100       522,225
                                                                  -----------
                                                                    1,568,015
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--1.4%
  Prime Hospitality Corp. (b) .......................    56,050       456,807
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.3%
  Russ Berrie & Co., Inc. ...........................     2,800        94,584
                                                                  -----------
INDUSTRIAL MACHINERY--8.9%
  Flowserve Corp. (b) ...............................    19,900       294,321
  Gardner Denver, Inc. (b) ..........................    24,000       487,200
  Harsco Corp. ......................................    13,300       424,137
  JLG Industries, Inc. ..............................    40,600       305,718
  Kennametal, Inc. ..................................    14,200       489,616
  Lincoln Electric Holdings, Inc. ...................    18,250       422,488
  Reliance Steel & Aluminum Co. .....................    17,000       354,280
  Wolverine Tube, Inc. (b) ..........................    28,800       164,448
                                                                  -----------
                                                                    2,942,208
                                                                  -----------
LEISURE PRODUCTS--0.6%
  Brunswick Corp. ...................................    10,500       208,530
                                                                  -----------
MARINE--1.2%
  Alexander & Baldwin, Inc. .........................    16,000       412,640
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER--1.9%
  Reliant Resources, Inc. (b) .......................   146,600       469,120
  Sierra Pacific Resources ..........................    23,000       149,500
                                                                  -----------
                                                                      618,620
                                                                  -----------
NETWORKING EQUIPMENT--1.0%
  Adaptec, Inc. (b) .................................    59,500       336,175
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--1.4%
  SEACOR SMIT, Inc. (b) .............................    10,200       453,900
  Seitel, Inc. (b) ..................................    20,400        11,220
                                                                  -----------
                                                                      465,120
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
  Cimarex Energy Co. ................................    18,800       336,520
                                                                  -----------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


                                                        SHARES       VALUE
                                                        -------   -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--5.6%
  Frontier Oil Corp.                                     30,800   $   530,376
  OMI Corp.                                             110,300       453,333
  Tesoro Petroleum Corp. (b)                             48,000       216,960
  Valero Energy Corp.                                    17,100       631,674
                                                                  -----------
                                                                    1,832,343
                                                                  -----------
PACKAGED FOODS AND MEATS--1.6%
  Smithfield Foods, Inc. (b) ........................    26,100       517,824
                                                                  -----------
PERSONAL PRODUCTS--0.5%
  Playtex Products, Inc. (b) ........................    16,000       158,080
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--5.4%
  Fidelity National Financial, Inc. .................    23,130       759,358
  Harleysville Group, Inc. ..........................    15,400       407,022
  LandAmerica Financial Group, Inc. .................    17,300       613,285
                                                                  -----------
                                                                    1,779,665
                                                                  -----------
PUBLISHING & PRINTING--1.7%
  Reader's Digest Association, Inc. (The) ...........    36,300       548,130
                                                                  -----------
REITS--7.7%
  Arden Realty, Inc. ................................    17,000       376,550
  Avalonbay Communities, Inc. .......................     4,000       156,560
  FelCor Lodging Trust, Inc. ........................    19,500       223,080
  Koger Equity, Inc. ................................    32,300       503,880
  Mack-Cali Realty Corp. ............................     4,600       139,380
  Post Properties, Inc. .............................    16,200       387,180
  RFS Hotel Investors, Inc. .........................    37,100       402,906
  Summit Properties, Inc. ...........................    20,500       364,900
                                                                  -----------
                                                                    2,554,436
                                                                  -----------
SPECIALTY CHEMICALS--0.6%
  Crompton Corp. ....................................    32,700       194,565
                                                                  -----------
SPECIALTY STORES--2.2%
  Group 1 Automotive, Inc. (b) ......................    18,800       448,944
  Sonic Automotive, Inc. (b) ........................    18,050       268,404
                                                                  -----------
                                                                      717,348
                                                                  -----------
STEEL--2.6%
  Commercial Metals Co. .............................    37,800       613,872
  GrafTech International Ltd. (b) ...................    42,200       251,512
                                                                  -----------
                                                                      865,384
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT--2.1%
  ADC Telecommunications, Inc. (b) ..................   156,700       327,503
  Andrew Corp. (b) ..................................    34,600       355,688
                                                                  -----------
                                                                      683,191
                                                                  -----------
TOBACCO--1.2%
  Schweitzer-Mauduit International, Inc. ............    16,125       395,063
                                                                  -----------
MULTI-LINE INSURANCE--0.7%
  American National Insurance Co. ...................     2,700       221,454
                                                                  -----------
TRUCKING--1.1%
  Dollar Thrifty Automotive Group, Inc. (b) .........    16,600       351,090
                                                                  -----------
PAPER PACKAGING--1.3%
  Rock-Tenn Co. Class A .............................    33,000       444,840
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $37,206,072) ...............................    31,872,449
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--96.7%
  (Identified cost $37,206,072) ...............................    31,872,449
                                                                  -----------


                                                        SHARES       VALUE
                                                      ---------   -----------
SHORT-TERM OBLIGATIONS--3.6%
MONEY MARKET MUTUAL FUNDS--3.6%
  SSgA Money Market Fund (1.11% seven
    day effective yield) ..........................   1,187,110   $ 1,187,110
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,187,110) ................................     1,187,110
                                                                  -----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $38,393,182) ...............................    33,059,559(a)
  Other assets and liabilities, net--(0.3)% ...................       (91,694)
                                                                  -----------
NET ASSETS--100.0% ............................................   $32,967,865
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,723,366 and gross depreciation of $7,031,660 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $38,367,853.

(b) Non-income producing.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $38,393,182) ...................    $33,059,559
Receivables
  Dividends and interest .......................................................         61,957
  Fund shares sold .............................................................         39,509
  Investment securities sold ...................................................         39,121
Prepaid expenses ...............................................................            525
                                                                                    -----------
    Total assets ...............................................................     33,200,671
                                                                                    -----------
LIABILITIES
Payables
  Investment securities purchased ..............................................         90,184
  Fund shares repurchased ......................................................         64,339
  Professional fee .............................................................         38,403
  Printing fee .................................................................         25,099
  Financial agent fee ..........................................................          5,369
  Investment advisory fee ......................................................          3,017
  Trustees' fee ................................................................          2,031
Accrued expenses ...............................................................          4,364
                                                                                    -----------
    Total liabilities ..........................................................        232,806
                                                                                    -----------
NET ASSETS .....................................................................    $32,967,865
                                                                                    ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................    $38,067,301
  Undistributed net investment income ..........................................          5,639
  Accumulated net realized gain ................................................        228,548
  Net unrealized depreciation ..................................................     (5,333,623)
                                                                                    -----------
NET ASSETS .....................................................................    $32,967,865
                                                                                    ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      3,138,618
                                                                                    ===========
Net asset value and offering price per share ...................................         $10.50
                                                                                         ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................    $   617,984
  Interest .....................................................................         22,321
                                                                                    -----------
    Total investment income ....................................................        640,305
                                                                                    -----------
EXPENSES
  Investment advisory fee ......................................................        313,816
  Financial agent fee ..........................................................         65,983
  Printing .....................................................................         41,429
  Professional .................................................................         38,622
  Custodian ....................................................................         19,211
  Trustees .....................................................................          4,620
  Miscellaneous ................................................................          6,158
                                                                                    -----------
    Total expenses .............................................................        489,839
    Less expenses borne by investment adviser ..................................       (105,282)
    Custodian fees paid indirectly .............................................             (7)
                                                                                    -----------
    Net expenses ...............................................................        384,550
                                                                                    -----------
NET INVESTMENT INCOME ..........................................................        255,755
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..............................................      1,673,151
  Net change in unrealized appreciation (depreciation) on investments ..........     (6,554,536)
                                                                                    -----------
NET LOSS ON INVESTMENTS ........................................................     (4,881,385)
                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $(4,625,630)
                                                                                    ===========

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  YEAR ENDED     YEAR ENDED
                                                                                                   12/31/02       12/31/01
                                                                                                 ------------   -----------
FROM OPERATIONS
  Net investment income (loss) ............................................................      $    255,755   $   103,088
  Net realized gain (loss) ................................................................         1,673,151       190,000
  Net change in unrealized appreciation (depreciation) ....................................        (6,554,536)    1,063,580
                                                                                                 ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................        (4,625,630)    1,356,668
                                                                                                 ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................          (164,196)      (94,835)
  Net realized short-term gains ...........................................................          (904,499)     (193,131)
  Net realized long-term gains ............................................................          (572,484)           --
                                                                                                 ------------   -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................        (1,641,179)     (287,966)
                                                                                                 ------------   -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,185,902 and 1,422,543 shares, respectively) ............        39,931,615    16,278,755
  Net asset value of shares issued from reinvestment of distributions (156,602
    and 23,750 shares, respectively)                                                                1,641,179       287,966
  Cost of shares repurchased (1,629,813 and 273,953 shares, respectively) .................       (19,569,748)   (3,096,136)
                                                                                                 ------------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................        22,003,046    13,470,585
                                                                                                 ------------   -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................        15,736,237    14,539,287
NET ASSETS
  Beginning of period .....................................................................        17,231,628     2,692,341
                                                                                                 ------------   -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $5,639 AND $0) ..........      $ 32,967,865   $17,231,628
                                                                                                 ============   ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                 YEAR ENDED
                                                                                                 DECEMBER 31,    FROM INCEPTION
                                                                                             -----------------     11/20/00 TO
                                                                                              2002       2001       12/31/00
                                                                                             ------     ------   --------------
Net asset value, beginning of period ..................................................      $12.08     $10.62       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ........................................................        0.06       0.07         0.03
  Net realized and unrealized gain ....................................................       (1.09)      1.59         0.62
                                                                                             ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ..................................................       (1.03)      1.66         0.65
                                                                                             ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................................................       (0.06)     (0.07)       (0.03)
  Distributions from net realized gains ...............................................       (0.49)     (0.13)          --
                                                                                             ------     ------       ------
    TOTAL DISTRIBUTIONS ...............................................................       (0.55)     (0.20)       (0.03)
                                                                                             ------     ------       ------
CHANGE IN NET ASSET VALUE .............................................................       (1.58)      1.46         0.62
                                                                                             ------     ------       ------
NET ASSET VALUE, END OF PERIOD ........................................................      $10.50     $12.08       $10.62
                                                                                             ======     ======       ======
Total return ..........................................................................       (8.54)%    15.76%        6.44%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................................................     $32,968    $17,232       $2,692
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ...............................................................        1.29%(4)   1.20%(4)     1.20%(1)
  Net investment income ...............................................................        0.86%      1.12%        2.71%(1)
Portfolio turnover ....................................................................          40%        18%           1%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.64%, 2.33% and 13.52% for the periods ended December 31, 2002, 2001 and 2000, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation. Investors should note that the risks of investing in mid-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the fiscal year ended December 31, 2002, the fund returned -32.50%. The Russell Midcap Growth Index 1 lost 27.41% for the same period, and the S&P 500 Index 2 was down 22.10%. 1 All performance figures assume reinvestment of distributions. Past performance is not a guarantee of future results.


Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE LAST YEAR?

A: Collectively at Seneca, we have hundreds of years of investment experience. None of us can recall a period when investors have appeared more pessimistic.

     The market accurately reflects the sentiment. Stocks recorded their third consecutive down year in 2002, its worst string of declines since the late 1930s. In 2002, there were almost no bright spots. Of the major industry sectors in the S&P 500, none registered a positive return. Declines of this magnitude are stunning. They match the worst market performance ever recorded in the United States. This is not to say that things can't get worse from here. But in past terrible episodes, the declines went no further. Investing at such depressed levels has historically produced good results over time. We believe the same is true today.

     Fear, however, is pervasive. Investors who clamored to buy tech stocks at their peaks now sell them at single digit prices, to reinvest in Treasury bonds offering 3% for a 10-year term. Implicit in this behavior is the view that stocks will be unable to achieve much more than 3% over time. The historical record is actually double digit returns per annum on stocks since 1926. Can reasonable long-term investment expectations have changed so radically?

     We doubt that investors have become more prescient forecasters today than they were during the mania of the late 1990s. Then, stocks were priced with the assumption that the good times would roll forever; today they are priced with the opposite assumption. The reality is change, not stagnation. After three painful down years, we believe the market has adequately priced in the weak economy, the woeful world situation, and the sorry state of integrity in some corporate boardrooms.

     We cannot expect all our problems are behind us. But we can be certain they are not new news, and that stock prices largely reflect the risks.


Q: HOW HAS YOUR STYLE OF INVESTING FARED?

A: Fundamental investing has been a frustrating exercise in the last few years, because fundamentals have withered in importance before the powerful emotional responses of fear and greed. Through September of this year, our return was in line with our benchmark. The fact that our portfolio companies delivered higher revenue growth, fewer negative charge offs, and better prospects than the average company, did not enable us to deliver excess return through September. In the fourth quarter, fundamental investing became even less productive. The October/November rally which followed was led by extremely volatile, low priced, speculative stocks, many of which do not have earnings (telecom was the #1 performing sector). This was a very challenging environment for an `earnings driven' process like ours. The portfolio return lagged our benchmark, the Russell Midcap Growth Index, considerably for the fourth quarter. Because of this, for the year, the return in this mid-cap portfolio fell below our benchmark, despite our avoidance of every corporate disaster, from Tenet to Tyco, and despite the fact that our portfolio companies demonstrated higher quality and better earnings performance than the market. Frustrating, indeed.

     For the year, the portfolio was hurt the most by its exposure to information technology, specifically semiconductor stocks. LSI, Semtech and Marvell were among the worst performers for the year. We were also negatively affected by an underweight in the more defensive energy and industrials sectors. The portfolio did benefit from an underweight in health care and Tenet Healthcare turned out to be one of our best performers after we sold it on valuation concerns prior to its major stock price decline. Stock selection helped in financials and materials sectors with particularly good returns from Ball Corp.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES

     The market drubbing of the last three years, scandal, and fear of war has created a deep crisis of confidence. Many investors now sell first and ask questions later, or never ask questions again. Stock price volatility has soared, and patience has worn thin. The only way to make money in this environment has been to take profits almost as soon as they appear, and to sell anything that "isn't working." Perhaps this is the best explanation for the wild popularity of hedge funds, which can function in this way. (We note, however, that even hedge funds suffered in 2002.) Serious long-term investors, however, are deeply challenged in such an environment. Some have changed their style, reeling from sector to sector to chase returns. Others have built large cash hordes. At Seneca, with our sophisticated and long term oriented clientele, we must maintain our discipline, which has served us so well for more than a decade. It is rooted in the belief that we can identify companies which can grow their franchises strongly and consistently.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Our forecast for the coming year is for slow, halting, but ultimate recovery in the economy and the markets. The stakes have risen for the U.S. with so many countries in truly dire straits. All of the ammunition available will be brought to bear, in the form of further monetary stimulus, deficit spending, tax reductions and even currency depreciation. The new Bush economic team and the Federal Funds rates rate at just 1.25% indicate the seriousness of the attack. We would not bet against the success of determined policymakers.

     Our favored investments for the coming year include the much maligned category, growth stocks. It's not just wishful thinking (we are growth investors) that leads us to this conclusion. Growth stocks have borne the brunt of the market's decline, with the result that their long time valuation premium over "value" stocks has shrunken to historically low levels. For the coming year, for example, growth stocks are expected to produce earnings growth far above the expected from value companies. Yet the price to earnings ratios of the two categories is roughly similar. Unless all the earnings expectations are worthless, growth stocks look appealing.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                      Russell MidCap
  Date     Mid-Cap Growth Series      Growth Index 1         S&P 500 Index 2
--------   ---------------------      --------------         ---------------
  3/2/98        $10,000.00               $10,000.00             $10,000.00
12/31/98        $12,175.10               $10,987.50             $11,895.30
12/31/99        $17,729.00               $16,623.50             $14,409.40
12/29/00        $20,166.40               $14,670.60             $13,085.60
12/31/01        $15,067.80               $11,714.30             $11,531.70
12/31/02        $10,171.00                $8,503.95              $8,983.13


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                                            1 YEAR     12/31/02
--------------------------------------------------------------------------------
  Mid-Cap Growth Series                                    (32.50)%       0.35%
--------------------------------------------------------------------------------
  Russell MidCap Growth Index 1                            (27.41)%      (3.30)%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                          (22.10)%      (2.19)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of  $10,000  made on 3/2/98
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell MidCap Growth Index measures the total return performance of those
  Russell  MidCap  companies  with  higher   price-to-book   ratios  and  higher
  forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                         SHARES      VALUE
                                                        -------   -----------
COMMON STOCKS--95.4%
ADVERTISING--3.5%
  Lamar Advertising Co. (b) .........................    50,500   $ 1,699,325
                                                                  -----------
APPLICATION SOFTWARE--10.7%
  BEA Systems, Inc. (b) .............................    84,980       974,720
  Electronic Arts, Inc. (b) .........................    28,270     1,406,998
  Intuit, Inc. (b) ..................................    29,830     1,399,624
  PeopleSoft, Inc. (b) ..............................    73,510     1,345,233
                                                                  -----------
                                                                    5,126,575
                                                                  -----------
BANKS--2.5%
  Charter One Financial, Inc. .......................    42,521     1,221,628
                                                                  -----------
BIOTECHNOLOGY--3.1%
  Gilead Sciences, Inc. (b) .........................    44,250     1,504,500
                                                                  -----------
BROADCASTING & CABLE TV--2.2%
  Univision Communications, Inc. Class A (b) ........    43,470     1,065,015
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.6%
  Network Appliance, Inc. (b) .......................    75,940       759,400
                                                                  -----------
DATA PROCESSING SERVICES--2.5%
  Concord EFS, Inc. (b) .............................    77,310     1,216,859
                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.0%
  Jabil Circuit, Inc. (b) ...........................   107,670     1,929,446
                                                                  -----------
FOOD RETAIL--2.3%
  Whole Foods Market, Inc. (b) ......................    20,790     1,096,257
                                                                  -----------
HEALTH CARE DISTRIBUTORS & SERVICES--3.0%
  AmerisourceBergen Corp. ...........................    26,980     1,465,284
                                                                  -----------
HEALTH CARE FACILITIES--1.8%
  Universal Health Services, Inc. Class B (b) .......    19,300       870,430
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--2.1%
  Royal Caribbean Cruises Ltd. ......................    60,980     1,018,366
                                                                  -----------
HOUSEHOLD PRODUCTS--1.9%
  Clorox Co. (The) ..................................    21,940       905,025
                                                                  -----------
HOUSEWARES & SPECIALTIES--3.1%
  Newell Rubbermaid, Inc. ...........................    49,720     1,508,008
                                                                  -----------
INTERNET RETAIL--1.7%
  Amazon.Com, Inc. (b) ..............................    43,550       822,659
                                                                  -----------
INTERNET SOFTWARE & SERVICES--3.0%
  Yahoo!, Inc. (b) ..................................    87,490     1,430,461
                                                                  -----------
IT CONSULTING & SERVICES--4.1%
  Affiliated Computer Services, Inc. Class A (b) ....    37,120     1,954,368
                                                                  -----------
MANAGED HEALTH CARE--2.9%
  WellPoint Health Networks, Inc. (b) ...............    19,880     1,414,661
                                                                  -----------
METAL & GLASS CONTAINERS--6.7%
  Ball Corp. ........................................    27,790     1,422,570
  Pactiv Corp. (b) ..................................    82,010     1,792,739
                                                                  -----------
                                                                    3,215,309
                                                                  -----------


                                                         SHARES      VALUE
                                                        -------   -----------
OIL & GAS DRILLING--2.3%
  Noble Corp. (b) ...................................    31,280   $ 1,099,492
                                                                  -----------
PHARMACEUTICALS--2.2%
  Allergan, Inc. ....................................    18,190     1,048,108
                                                                  -----------
PROPERTY & CASUALTY INSURANCE--2.6%
  SAFECO Corp. ......................................    35,650     1,235,986
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--2.9%
  KLA-Tencor Corp. (b) ..............................    39,160     1,385,089
                                                                  -----------
SEMICONDUCTORS--3.3%
  Altera Corp. (b) ..................................   128,870     1,588,967
                                                                  -----------
SOFT DRINKS--2.7%
  Pepsi Bottling Group, Inc. (The) ..................    51,080     1,312,756
                                                                  -----------
SPECIALTY CHEMICALS--2.8%
  Ecolab,Inc ........................................    27,290     1,350,855
                                                                  -----------
SPECIALTY STORES--13.9%
  AutoZone, Inc. (b) ................................    24,730     1,747,175
  Bed Bath & Beyond, Inc. (b) .......................    41,330     1,427,125
  Michaels Stores, Inc. (b) .........................    26,970       844,161
  Staples, Inc. (b) .................................    88,370     1,617,171
  Weight Watchers International, Inc. (b) ...........    23,060     1,060,068
                                                                  -----------
                                                                    6,695,700
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $49,589,362) ...............................    45,940,529
                                                                  -----------
FOREIGN COMMON STOCKS--2.6%
PHARMACEUTICALS--2.6%
  Biovail Corp. (Canada) (b) ........................    46,510     1,228,329
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,065,817) ................................     1,228,329
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--98.0%
  (Identified cost $51,655,179) ...............................    47,168,858
                                                                  -----------


                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                          (UNAUDITED)    (000)
                                          -----------   -------
SHORT-TERM OBLIGATIONS--2.4%
COMMERCIAL PAPER--2.4%
  Emerson Electric Co. 1.25%, 1/2/03 .....     A-1      $ 1,160     1,159,960
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,159,960) ................................     1,159,960
                                                                  -----------
TOTAL INVESTMENTS--100.4%
  (Identified cost $52,815,139) ...............................    48,328,818(a)
  Other assets and liabilities, net--(0.4)% ...................      (179,469)
                                                                  -----------
NET ASSETS--100.0% ............................................   $48,149,349
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,561,449 and gross depreciation of $6,047,770 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $52,815,139.

(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $52,815,139) ...................     $ 48,328,818
Cash ...........................................................................              154
Receivables
  Fund shares sold .............................................................           36,068
  Dividends and interest .......................................................            4,467
Prepaid expenses ...............................................................              861
                                                                                     ------------
    Total assets ...............................................................       48,370,368
                                                                                     ------------
LIABILITIES
Payables
  Fund shares repurchased ......................................................           91,326
  Professional fee .............................................................           43,080
  Printing fee .................................................................           41,039
  Investment advisory fee ......................................................           33,897
  Financial agent fee ..........................................................            6,676
  Trustees' fee ................................................................            2,031
Accrued expenses ...............................................................            2,970
                                                                                     ------------
    Total liabilities ..........................................................          221,019
                                                                                     ------------
NET ASSETS .....................................................................     $ 48,149,349
                                                                                     ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................     $ 92,027,453
  Accumulated net realized loss ................................................      (39,391,783)
  Net unrealized depreciation ..................................................       (4,486,321)
                                                                                     ------------
NET ASSETS .....................................................................     $ 48,149,349
                                                                                     ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        5,334,392
                                                                                     ============
Net asset value and offering price per share ...................................           $ 9.03
                                                                                           ======

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................     $    237,899
  Interest .....................................................................           62,790
                                                                                     ------------
    Total investment income ....................................................          300,689
                                                                                     ------------
EXPENSES
  Investment advisory fee ......................................................          489,283
  Financial agent fee ..........................................................           91,843
  Printing .....................................................................           50,933
  Professional .................................................................           43,297
  Custodian ....................................................................           11,534
  Trustees .....................................................................            4,619
  Miscellaneous ................................................................            7,351
                                                                                     ------------
    Total expenses .............................................................          698,860
    Less expenses borne by investment adviser ..................................          (18,393)
    Custodian fees paid indirectly .............................................              (45)
                                                                                     ------------
    Net expenses ...............................................................          680,422
                                                                                     ------------
NET INVESTMENT LOSS ............................................................         (379,733)
                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................      (16,914,317)
  Net change in unrealized appreciation (depreciation) on investments ..........       (6,963,041)
                                                                                     ------------
NET LOSS ON INVESTMENTS ........................................................      (23,877,358)
                                                                                     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $(24,257,091)
                                                                                     ============

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED       YEAR ENDED
                                                                                                 12/31/02          12/31/01
                                                                                               ------------      ------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................     $   (379,733)     $   (357,510)
  Net realized gain (loss) ...............................................................      (16,914,317)      (19,873,580)
  Net change in unrealized appreciation (depreciation) ...................................       (6,963,041)         (550,926)
                                                                                               ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................      (24,257,091)      (20,782,016)
                                                                                               ------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,059,083 and 2,791,753 shares, respectively) ...........       24,036,170        41,997,776
  Cost of shares repurchased (1,876,924 and 1,607,612 shares, respectively) ..............      (20,524,588)      (23,336,210)
                                                                                               ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................        3,511,582        18,661,566
                                                                                               ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................      (20,745,509)       (2,120,450)
NET ASSETS
  Beginning of period ....................................................................       68,894,858        71,015,308
                                                                                               ------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)     $ 48,149,349      $ 68,894,858
                                                                                               ============      ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                              FROM
                                                                                    YEAR ENDED DECEMBER 31,          INCEPTION
                                                                            -------------------------------------    3/2/98 TO
                                                                             2002       2001      2000      1999      12/31/98
                                                                            ------     ------    ------    ------     --------
Net asset value, beginning of period ..................................     $13.37     $17.90    $17.28    $12.16      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4) .....................................      (0.07)     (0.08)    (0.06)       --        0.01
  Net realized and unrealized gain (loss) .............................      (4.27)     (4.45)     2.51      5.54        2.16
                                                                            ------     ------    ------    ------      ------
    TOTAL FROM INVESTMENT OPERATIONS ..................................      (4.34)     (4.53)     2.45      5.54        2.17
                                                                            ------     ------    ------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................................         --         --        --        --       (0.01)
  Distributions from net realized gains ...............................         --         --     (1.83)    (0.42)         --
                                                                            ------     ------    ------    ------      ------
    TOTAL DISTRIBUTIONS ...............................................         --         --     (1.83)    (0.42)      (0.01)
                                                                            ------     ------    ------    ------      ------
CHANGE IN NET ASSET VALUE .............................................      (4.34)     (4.53)     0.62      5.12        2.16
                                                                            ------     ------    ------    ------      ------
NET ASSET VALUE, END OF PERIOD ........................................     $ 9.03     $13.37    $17.90    $17.28      $12.16
                                                                            ======     ======    ======    ======      ======
Total return ..........................................................     (32.50)%  (25.28)%    13.75%    45.62%      21.75%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................................    $48,149    $68,895   $71,015   $21,857      $7,897
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(3) ...............................................       1.11%(5)   1.05%(5)  1.05%     1.05%       1.05%(1)
  Net investment income (loss) ........................................      (0.62)%    (0.52)%   (0.28)%   (0.33)%      0.15%(1)
Portfolio turnover ....................................................        128%       137%       97%      169%        127%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed  expenses,  the ratio of operating expenses to average net assets would have been 1.14%,  1.10%,  1.19%,  2.04% and 2.82% for the periods ended December 31, 2002,  2001,  2000,  1999 and 1998, respectively.

(4) Computed using average shares outstanding.

(5) The ratio of operating  expenses to average net assets  excludes the effect of expense  offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation.


Q: HOW  DID  PHOENIX-SENECA  STRATEGIC THEME  SERIES  PERFORM  OVER  THE LAST 12
MONTHS?

A: The fund returned -34.98% for the year compared with returns of -27.88% for the Russell 1000 Growth Index 1 and -22.10% for the S&P 500 Index. 2 All performance figures assume reinvestment of distributions. Past performance is not a guarantee of future performance.

Q: HOW WOULD YOU DESCRIBE THE MARKET OVER THE LAST 12 MONTHS?

A: Collectively at Seneca, we have hundreds of years of investment experience. None of us can recall a period when investors have appeared more pessimistic.

     The market accurately reflects the sentiment. Stocks recorded their third consecutive down year in 2002, its worst string of declines since the late 1930's. In 2002, there were almost no bright spots. Of the major industry sectors in the S&P 500 Index, none registered a positive return. Declines of this magnitude are stunning. They match the worst market performance ever recorded in the United States. This is not to say that things can't get worse from here. But in past terrible episodes, the declines went no further. Investing at such depressed levels has historically produced good results over time. We believe the same is true today.

     Fear, however, is pervasive. Investors who clamored to buy tech stocks at their peaks now sell them at single digit prices, to reinvest in Treasury bonds offering 3% for a ten-year term. Implicit in this behavior is the view that stocks will be unable to achieve much more than 3% over time. The historical record is actually double digit returns per annum on stocks since 1926. Can long-term investment expectations have changed so radically?

     We doubt that investors have become more prescient forecasters today than they were during the mania of the late 1990s. Then, stocks were priced with the assumption that the good times would roll forever; today they are priced with the opposite assumption. The reality is change, not stagnation. After three painful down years, we believe the market has adequately priced in the weak economy, the woeful world situation, and the sorry state of integrity in some corporate boardrooms.

     We cannot expect all our problems are behind us. But we can be certain they are not new news, and that stock prices largely reflect the risks.


Q: HOW HAS YOUR STYLE OF INVESTING FARED?

A: Fundamental investing has been a frustrating exercise in the last few years, because fundamentals have withered in importance before the powerful emotional responses of fear and greed. Despite the fact that our portfolio companies delivered higher revenue growth, fewer negative charge offs, and better prospects than the average company, we were not able to match the return of our benchmark through September. In the fourth quarter, fundamental investing became even less productive. The October/November rally which followed was led by the lowest priced, most speculative stocks. Our returns failed to keep up with our style benchmark, the Russell 1000 Growth Index, exclusively because we resisted the trend to low quality. For the year, then, the return in this concentrated large-cap portfolio was below our benchmark, despite our avoidance of every corporate disaster, from Tenet to Tyco, and despite the fact that our portfolio companies demonstrated higher quality and better earnings performance than the market. Frustrating, indeed.

     For the year, the portfolio was hurt the most by its exposure to information technology, specifically semiconductor stocks. Micron, Intel and Texas Instruments were among the worst performers for the year. The portfolio did benefit from completely avoiding two of the worst performing sectors, telecom and utilities. Stock selection helped in the health-care sector with good returns from Forest Labs and Lab Corp. An overweight in financials helped performance, as Bank of America was one of our top contributors for the year.

     The market drubbing of the last three years, scandal, and fear of war has created a deep crisis of confidence. Many investors now sell first and ask questions later, or never ask questions again. Stock price volatility has soared, and patience has worn thin. The only way to make money in this environment has been to take profits almost as soon as they appear, and to sell anything that "isn't working." Perhaps this is the best explanation for the wild popularity of hedge funds, which can function in this way. (We note, however, that even hedge funds suffered in 2002.) Serious long-term investors, however, are

                      PHOENIX-SENECA STRATEGIC THEME SERIES


deeply challenged in such an environment. Some have changed their style, reeling from sector to sector to chase returns. Others have built large cash hordes. At Seneca, with our sophisticated and long term oriented clientele, we must maintain our discipline, which has served us so well for more than a decade. It is rooted in the belief that we can identify companies which can grow their franchises strongly and consistently.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Our forecast for the coming year is for slow, halting, but ultimate recovery in the economy and the markets. The stakes have risen for the U.S. with so many countries in truly dire straits. All of the ammunition available will be brought to bear, in the form of further monetary stimulus, deficit spending, tax reductions and even currency depreciation. The new Bush economic team and the Federal Funds rates rate at just 1.25% indicate the seriousness of the attack. We would not bet against the success of determined policymakers.

     Our favored investments for the coming year include the much maligned category, growth stocks. It's not just wishful thinking (we are growth investors) that leads us to this conclusion. Growth stocks have borne the brunt of the market's decline, with the result that their long time valuation premium over "value" stocks has shrunken to historically low levels. For the coming year, for example, growth stocks are expected to produce earnings growth far above the expected from value companies. Yet the price to earnings ratios of the two categories is roughly similar. Unless all the earnings expectations are worthless, growth stocks look appealing.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


  Date   Strategic Theme Series  Russell 1000 Growth Index 1   S&P 500 Index 2
-------- ----------------------  ---------------------------   ---------------

 1/29/96      $10,000.00                    $10,000.00            $10,000.00
12/31/96      $11,033.00                    $12,150.40            $12,144.20
12/31/97      $12,926.80                    $15,854.80            $16,197.40
12/31/98      $18,703.90                    $21,991.50            $20,855.20
12/31/99      $28,986.60                    $29,283.70            $25,263.00
12/29/00      $25,665.40                    $22,717.20            $22,942.00
12/31/01      $18,644.40                    $18,077.60            $20,217.70
12/31/02      $12,122.70                    $13,036.80            $15,749.50


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                         FROM
                                                                       INCEPTION
                                                                      1/29/96 TO
                                                1 YEAR      5 YEAR     12/31/02
--------------------------------------------------------------------------------
  Strategic Theme Series                        (34.98)%    (1.28)%       2.82%
--------------------------------------------------------------------------------
  Russell 1000 Growth Index 1                   (27.88)%    (3.84)%       3.90%
--------------------------------------------------------------------------------
  S&P 500 Index 2                               (22.10)%    (0.56)%       6.78%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 1/29/96
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 1000 Growth Index measures the total return performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                      PHOENIX-SENECA STRATEGIC THEME SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                        SHARES       VALUE
                                                        -------   -----------
COMMON STOCKS--98.0%
AIR FREIGHT & COURIERS--3.3%
  United Parcel Service, Inc. Class B ...............    37,400   $ 2,359,192
                                                                  -----------
APPLICATION SOFTWARE--3.6%
  Intuit, Inc. (b) ..................................    54,950     2,578,254
                                                                  -----------
BANKS--3.6%
  Bank of America Corp. .............................    36,530     2,541,392
                                                                  -----------
BIOTECHNOLOGY--7.4%
  Amgen, Inc. (b) ...................................    66,330     3,206,392
  Gilead Sciences, Inc. (b) .........................    62,200     2,114,800
                                                                  -----------
                                                                    5,321,192
                                                                  -----------
BROADCASTING & CABLE TV--4.6%
  Clear Channel Communications, Inc. (b) ............    87,360     3,257,654
                                                                  -----------
COMPUTER HARDWARE--3.5%
  International Business Machines Corp. .............    32,500     2,518,750
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.2%
  Deere & Co. .......................................    49,170     2,254,445
                                                                  -----------
DATA PROCESSING SERVICES--3.1%
  Concord EFS, Inc. (b) .............................   140,210     2,206,905
                                                                  -----------
DEPARTMENT STORES--3.8%
  Kohl's Corp. (b) ..................................    48,500     2,713,575
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES--7.1%
  American Express Co. ..............................    69,300     2,449,755
  Goldman Sachs Group, Inc. (The) ...................    38,700     2,635,470
                                                                  -----------
                                                                    5,085,225
                                                                  -----------
HEALTH CARE EQUIPMENT--4.6%
  Medtronic, Inc. ...................................    71,820     3,274,992
                                                                  -----------
HOUSEHOLD PRODUCTS--3.7%
  Procter & Gamble Co. (The) ........................    31,000     2,664,140
                                                                  -----------
INTERNET RETAIL--3.5%
  eBay, Inc. (b) ....................................    37,300     2,529,686
                                                                  -----------
INTERNET SOFTWARE & SERVICES--3.0%
  Yahoo!, Inc. (b) ..................................   133,000     2,174,550
                                                                  -----------
MANAGED HEALTH CARE--3.0%
  WellPoint Health Networks, Inc. (b) ...............    30,300     2,156,148
                                                                  -----------
MOVIES & ENTERTAINMENT--2.1%
  Walt Disney Co. (The) .............................    90,500     1,476,055
                                                                  -----------
NETWORKING EQUIPMENT--3.6%
  Cisco Systems, Inc. (b) ...........................   197,230     2,583,713
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--2.7%
  Schlumberger Ltd. .................................    46,300     1,948,767
                                                                  -----------
PHARMACEUTICALS--4.2%
  Forest Laboratories, Inc. (b) .....................    30,600     3,005,532
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--3.5%
  Applied Materials, Inc. (b) .......................   191,270     2,492,248
                                                                  -----------


                                                        SHARES       VALUE
                                                        -------   -----------
SEMICONDUCTORS--10.5%
  Intel Corp. .......................................   170,270   $ 2,651,104
  Texas Instruments, Inc. ...........................   136,930     2,055,319
  Xilinx, Inc. (b) ..................................   134,080     2,762,048
                                                                  -----------
                                                                    7,468,471
                                                                  -----------
SPECIALTY STORES--2.1%
  AutoZone, Inc. (b) ................................    21,410     1,512,617
                                                                  -----------
SYSTEMS SOFTWARE--4.5%
  Microsoft Corp. (b) ...............................    62,600     3,236,420
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT--3.8%
  QUALCOMM, Inc. (b) ................................    73,720     2,682,671
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $78,598,952) ...............................    70,042,594
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--98.0%
  (Identified cost $78,598,952) ...............................    70,042,594
                                                                  -----------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)
                                           -----------  -------
SHORT-TERM OBLIGATIONS--0.9%
COMMERCIAL PAPER--0.9%
  Corporate Asset Funding Co.
    1.25%, 1/2/03 ........................     A-1+     $   670       669,977
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $669,977) ..................................       669,977
                                                                  -----------
TOTAL INVESTMENTS--98.9%
  (Identified cost $79,268,929) ...............................    70,712,571(a)
  Other assets and liabilities, net--1.1% .....................       751,682
                                                                  -----------
NET ASSETS--100.0% ............................................   $71,464,253
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,667,632 and gross depreciation of $11,223,991 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $79,268,930.

(b) Non-income producing.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investment securities at value (Identified cost $79,268,929) ...................     $  70,712,571
Cash ...........................................................................               612
Receivables
  Investment securities sold ...................................................         1,405,013
  Dividends and interest .......................................................            65,302
  Fund shares sold .............................................................            64,788
Prepaid expenses ...............................................................             1,303
                                                                                     -------------
    Total assets ...............................................................        72,249,589
                                                                                     -------------
LIABILITIES
Payables
Investment securities purchased ................................................           409,920
  Fund shares repurchased ......................................................           219,405
  Printing fee .................................................................            53,047
  Investment advisory fee ......................................................            47,931
  Professional fee .............................................................            39,627
  Financial agent fee ..........................................................             8,531
  Trustees' fee ................................................................             2,032
Accrued expenses ...............................................................             4,843
                                                                                     -------------
    Total liabilities ..........................................................           785,336
                                                                                     -------------
NET ASSETS .....................................................................     $  71,464,253
                                                                                     =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................     $ 183,592,392
  Accumulated net realized loss ................................................      (103,571,781)
  Net unrealized depreciation ..................................................        (8,556,358)
                                                                                     -------------
NET ASSETS .....................................................................     $  71,464,253
                                                                                     =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization        10,016,444
                                                                                     =============
Net asset value and offering price per share ...................................             $7.13
                                                                                             =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................      $    546,335
  Interest .....................................................................            70,503
  Foreign tax withheld .........................................................           (15,556)
                                                                                      ------------
    Total investment income ....................................................           601,282
                                                                                      ------------
EXPENSES
  Investment advisory fee ......................................................           762,777
  Financial agent fee ..........................................................           125,505
  Printing .....................................................................            54,686
  Professional .................................................................            42,757
  Custodian ....................................................................            16,985
  Trustees .....................................................................             4,620
  Miscellaneous ................................................................             8,185
                                                                                      ------------
    Total expenses .............................................................         1,015,515
    Custodian fees paid indirectly .............................................              (361)
                                                                                      ------------
    Net expenses ...............................................................         1,015,154
                                                                                      ------------
NET INVESTMENT LOSS ............................................................          (413,872)
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................       (27,096,470)
  Net change in unrealized appreciation (depreciation) on investments ..........       (17,453,053)
                                                                                      ------------
NET LOSS ON INVESTMENTS ........................................................       (44,549,523)
                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $(44,963,395)
                                                                                      ============

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED        YEAR ENDED
                                                                                                  12/31/02          12/31/01
                                                                                               -------------      ------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................     $    (413,872)     $   (490,864)
  Net realized gain (loss) ...............................................................       (27,096,470)      (70,937,839)
  Net change in unrealized appreciation (depreciation) ...................................       (17,453,053)       15,104,041
                                                                                               -------------      ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................       (44,963,395)      (56,324,662)
                                                                                               -------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short-term gains ..........................................................                --        (4,577,499)
  Net realized long-term gains ...........................................................                --           (41,567)
                                                                                               -------------      ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................                --        (4,619,066)
                                                                                               -------------      ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,647,667 and 3,047,646 shares, respectively)                    14,762,286        38,481,933
  Net asset value of shares issued from  reinvestment  of distributions
    (0 and 352,756 shares, respectively) .................................................                --         4,619,066
  Cost of shares repurchased (4,398,624 and 3,750,199 shares, respectively) ..............       (38,430,859)      (45,578,210)
                                                                                               -------------      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................       (23,668,573)       (2,477,211)
                                                                                               -------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................       (68,631,968)      (63,420,939)
NET ASSETS
  Beginning of period ....................................................................       140,096,221       203,517,160
                                                                                               -------------      ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)     $  71,464,253      $140,096,221
                                                                                               =============      ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                              YEAR ENDED DECEMBER 31,
                                                                           -------------------------------------------------------
                                                                            2002         2001         2000         1999      1998
                                                                           ------       ------       ------       ------    ------
Net asset value, beginning of period ...............................       $10.97       $15.52       $20.21       $15.40    $11.32
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................................        (0.04)(3)    (0.04)(3)    (0.07)(3)       --      0.01
  Net realized and unrealized gain (loss) ..........................        (3.80)       (4.15)       (2.20)        8.19      5.03
                                                                           ------       ------       ------       ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ...............................        (3.84)       (4.19)       (2.27)        8.19      5.04
                                                                           ------       ------       ------       ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............................           --           --           --           --     (0.01)
  Distributions from net realized gains ............................           --        (0.36)       (2.42)       (2.91)    (0.95)
  Tax return of capital ............................................           --           --           --        (0.47)       --
                                                                           ------       ------       ------       ------    ------
    TOTAL DISTRIBUTIONS ............................................           --        (0.36)       (2.42)       (3.38)    (0.96)
                                                                           ------       ------       ------       ------    ------
CHANGE IN NET ASSET VALUE ..........................................        (3.84)       (4.55)       (4.69)        4.81      4.08
                                                                           ------       ------       ------       ------    ------
NET ASSET VALUE, END OF PERIOD .....................................       $ 7.13       $10.97       $15.52       $20.21    $15.40
                                                                           ======       ======       ======       ======    ======
Total return .......................................................       (34.98)%     (27.36)%     (11.46)%      54.98%    44.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..............................      $71,464     $140,096     $203,517     $177,351   $75,098
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ............................................         1.00%(2)     0.96%(2)     0.92%        0.97%     0.99%
  Net investment income (loss) .....................................        (0.41)%      (0.30)%      (0.32)%      (0.18)%   (0.01)%
Portfolio turnover .................................................          128%         162%         118%         150%      364%

(1)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14% for the periods ended December 31, 1997.

(2)The ratio of operating expenses to average net assets excludes the effect of expense offsets from custodian fees if expense offsets were included, the ratio would not significantly differ.

(3) Computed using average shares outstanding.

                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital growth. Investors should note that the risks of investing in small-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

A: We began managing the fund August 12, 2002. Since inception, the fund has returned 0.85%, significantly outperforming its broadbased equity index, the S&P 500 Index, 2 which had a return of -1.94% for the same period, yet slightly underperforming its style specific benchmark, the Russell 2000 Growth Index, 1 which posted a positive 0.92% return. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: Investors were optimistic about the U.S. economy and the stock market early in 2002, but these hopes were dashed as accounting scandals and reports of corporate mismanagement began to undermine investor confidence early in the second quarter. Then, as the economy stalled and the nation's leaders talked seriously of war in Iraq, the stock market crumbled under the increasing weight of the bad news.

     Despite continued action on the part of the Federal Reserve Board to stimulate the U.S. economy through lower short-term interest rates--the lowest, in fact, in 40 years--the U.S. economy failed to gather enough steam to mount a meaningful recovery during the year. Consumers accounted for most of the single-digit growth as they continued to spend on retail goods, housing and automobiles. However, business was a no-show, keeping a tight fist on hiring and spending. Job layoffs continued and the jobless rate moved to an eight-year high of 6.0% late in the year. A brief rally in the fourth quarter gave investors hope that the market had reached its bear-market bottom.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE THIS YEAR?

A: The fund lagged the Russell 2000 Growth Index benchmark in the fourth quarter. Despite good absolute performance in a number of sectors this period, relative returns were primarily hurt by weak stock selection within Health Care and Financial Services, as well as our allocation in Technology.

     In the fourth quarter, the market rewarded more speculative, cyclically oriented companies over more stable stocks exhibiting visible growth. As a result of our investment process, the portfolio was emphasizing more stable growth securities, particularly in radio, heath care services, and education services. The market environment, coupled with the portfolio's exposure to less speculative names, detracted from relative performance.

     Technology, the strongest sector in the Russell 2000 Growth Index, staged a rebound after falling for much of the year, returning over 27% during the quarter. While we did not fully participate in the rebound due to our avoidance of more speculative growth names, our holdings for the most part performed well during the quarter. Avocent, Aeroflex, and Borland Software all outperformed in the period, as did semiconductor related holdings, Cree. In contrast, hardware manufacturer Power Integrations and Triquint Semiconductor disappointed.

     Poor stock selection within the Health Care sector impacted relative return comparisons during the quarter. While our underweight to biotech holdings was additive, our pharmaceutical position Priority Healthcare disappointed. Despite weak performance in the quarter, we believe the business remains strong and look for continued revenue growth and margin expansion.

     PRG-Schultz, which provides payables audit recovery strategies to retailers, had generated positive earnings surprises resulting from synergies in their recent merger, but came under pressure on market concerns surrounding the company's ability to generate organic earnings growth over the longer-term. Our underweight in the Financial Services sector, however, helped, as it was one of the worst performing sectors in the Russell 2000 Growth Index benchmark.

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: As we enter 2003, we are optimistic for the future prospects of our segment of the market as smaller-cap stocks, historically, have performed well coming out of economic slowdowns. An up-tick in business investment would be a positive development for many small capital equipment companies, which have underperformed over the last few years as larger companies have clamped down on business spending. We would expect that an increase in business spending would disproportionately benefit smaller-cap companies due to the leverage these companies exhibit.

     We will continue to construct the portfolio one investment idea at a time. We are looking for companies that can grow revenues at 15% over the next two years and have greater than 20% growth in earnings over the same period.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


               Research Small-Cap     Russell 2000         S&P 500
  Date            Growth Series       Growth Index 1       Index 2
--------       ------------------     --------------      ----------

 8/12/02           $10,000.00           $10,000.00        $10,000.00
12/31/02           $10,084.80           $10,091.60         $9,806.45


AVERAGE TOTAL RETURNS FOR PERIOD ENDING 12/31/02

                                                                         FROM
                                                                       INCEPTION
                                                                       812/02 TO
                                                                        12/31/02
--------------------------------------------------------------------------------
  Research Small-Cap Growth Series                                        0.85%
--------------------------------------------------------------------------------
  Russell 2000 Growth Index 1                                             0.92%
--------------------------------------------------------------------------------
  S&P 500 Index 2                                                        (1.94)%
--------------------------------------------------------------------------------

This chart  assumes  an  initial  gross  investment  of $10,000  made on 8/12/02
(inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1 The Russell 2000 Growth Index measures the total return performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

  The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                         SHARES      VALUE
                                                         ------    ----------
COMMON STOCKS--95.8%
AEROSPACE & DEFENSE--2.1%
  Aeroflex, Inc. (b) ................................     3,500    $   24,150
  MTC Technologies, Inc. (b) ........................       700        17,710
                                                                   ----------
                                                                       41,860
                                                                   ----------
AIR FREIGHT & COURIERS--2.1%
  Hunt (J.B.) Transport Services, Inc. (b) ..........     1,000        29,300
  Pacer International, Inc. (b) .....................     1,000        13,300
                                                                   ----------
                                                                       42,600
                                                                   ----------
APPAREL RETAIL--1.5%
  Abercrombie & Fitch Co. Class A (b) ...............       700        14,322
  Aeropostale, Inc. (b) .............................     1,400        14,798
                                                                   ----------
                                                                       29,120
                                                                   ----------
APPLICATION SOFTWARE--2.6%
  Autodesk, Inc. ....................................       800        11,440
  Embarcadero Technologies, Inc. (b) ................     1,600         9,552
  Kronos, Inc. (b) ..................................       800        29,592
                                                                   ----------
                                                                       50,584
                                                                   ----------
BANKS--6.8%
  Boston Private Financial Holdings, Inc. ...........       800        15,888
  CCBT Financial Cos., Inc. .........................       700        17,976
  Hudson River Bancorp, Inc. ........................     1,300        32,175
  Independent Bank Corp. ............................       800        18,240
  New York Community Bancorp, Inc. ..................     1,400        40,432
  Quaker City Bancorp, Inc. (b) .....................       300         9,879
                                                                   ----------
                                                                      134,590
                                                                   ----------
BROADCASTING & CABLE TV--5.7%
  Cox Radio, Inc. Class A (b) .......................     2,200        50,182
  Entravision Communications Corp. Class A (b) ......     1,400        13,972
  Gray Television, Inc. .............................     1,500        14,625
  Radio One, Inc. (b) ...............................     2,400        34,632
                                                                   ----------
                                                                      113,411
                                                                   ----------
CASINOS & GAMING--7.4%
  Alliance Gaming Corp. (b) .........................     3,300        56,199
  Mandalay Resort Group (b) .........................     1,200        36,732
  Penn National Gaming, Inc. (b) ....................     2,000        31,720
  Station Casinos, Inc. (b) .........................     1,200        21,240
                                                                   ----------
                                                                      145,891
                                                                   ----------
COMPUTER HARDWARE--0.9%
  Pinnacle Systems, Inc. (b) ........................     1,300        17,693
                                                                   ----------
COMPUTER STORAGE & PERIPHERALS--1.2%
  Applied Films Corp. (b) ...........................     1,200        23,988
                                                                   ----------
CONSUMER ELECTRONICS--1.5%
  Harman International Industries, Inc. .............       500        29,750
                                                                   ----------
DIVERSIFIED COMMERCIAL SERVICES--9.0%
  Career Education Corp. (b) ........................     1,100        44,000
  Corporate Executive Board Co. (The) (b) ...........     1,100        35,112
  Education Management Corp. (b) ....................     1,600        60,160
  PRG-Schultz International, Inc. (b) ...............     3,400        30,260
  University of Phoenix Online (b) ..................       200         7,168
                                                                   ----------
                                                                      176,700
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--2.8%
  Affiliated Managers Group, Inc. (b) ...............       400        20,120
  Eaton Vance Corp. .................................       700        19,775
  Investors Financial Services Corp. ................       600        16,434
                                                                   ----------
                                                                       56,329
                                                                   ----------


                                                         SHARES      VALUE
                                                         ------    ----------
ENVIRONMENTAL SERVICES--1.5%
  Stericycle, Inc. (b) ..............................       900    $   29,141
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--8.0%
  Accredo Health, Inc. (b) ..........................       700        24,675
  AdvancePCS (b) ....................................     1,400        31,094
  Priority Healthcare Corp. Class B (b) .............     4,100        95,120
  Vistacare, Inc. (b) ...............................       400         6,404
                                                                   ----------
                                                                      157,293
                                                                   ----------
HEALTH CARE EQUIPMENT--0.5%
  Therasense, Inc. (b) ..............................     1,200        10,020
                                                                   ----------
HEALTH CARE FACILITIES--4.0%
  Province Healthcare Co. (b) .......................     4,200        40,866
  Select Medical Corp. (b) ..........................     2,800        37,772
                                                                   ----------
                                                                       78,638
                                                                   ----------
INTERNET SOFTWARE & SERVICES--8.3%
  Expedia, Inc. Class A (b) .........................       500        33,465
  Hotels.com Class A (b) ............................       900        49,167
  LendingTree, Inc. (b) .............................     3,500        45,080
  Overture Services, Inc. (b) .......................     1,300        35,503
                                                                   ----------
                                                                      163,215
                                                                   ----------
LEISURE PRODUCTS--1.7%
  Oakley, Inc. (b) ..................................     3,200        32,864
                                                                   ----------
MANAGED HEALTH CARE--3.4%
  Caremark Rx, Inc. (b) .............................     2,500        40,625
  Coventry Health Care, Inc. (b) ....................       900        26,127
                                                                   ----------
                                                                       66,752
                                                                   ----------
NETWORKING EQUIPMENT--1.8%
  Avocent Corp. (b) .................................     1,600        35,552
                                                                   ----------
OIL & GAS DRILLING--0.7%
  Varco International, Inc. (b) .....................       800        13,920
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--1.4%
  Grant Prideco, Inc. (b) ...........................     1,200        13,968
  W-H Energy Services, Inc. (b) .....................       900        13,131
                                                                   ----------
                                                                       27,099
                                                                   ----------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
  Newfield Exploration Co. (b) ......................       500        18,025
  Vintage Petroleum, Inc. ...........................       700         7,385
                                                                   ----------
                                                                       25,410
                                                                   ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.9%
  Western Gas Resources, Inc. .......................           500    18,425
                                                                   ----------
RESTAURANTS--6.0%
  Cheesecake Factory, Inc. (The) (b) ................     1,000        36,150
  O' Charley's, Inc. (b) ............................     2,100        43,113
  Ruby Tuesday, Inc. ................................     2,300        39,767
                                                                   ----------
                                                                      119,030
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--4.0%
  ATMI, Inc. (b) ....................................     1,200        22,224
  Lam Research Corp. (b) ............................     1,600        17,280
  LTX Corp. (b) .....................................     3,000        18,090
  Varian Semiconductor Equipment Associates,
    Inc. (b) ........................................       900        21,385
                                                                   ----------
                                                                       78,979
                                                                   ----------

                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


                                                         SHARES      VALUE
                                                         ------    ----------
SEMICONDUCTORS--4.3%
  Cree, Inc. (b) ....................................     1,100    $   17,985
  Genesis Microchip, Inc. (b) .......................       900        11,745
  Integrated Circuit Systems, Inc. (b) ..............       700        12,775
  National Semiconductor Corp. (b) ..................       600         9,006
  Power Integrations, Inc. (b) ......................     1,200        20,400
  TriQuint Semiconductor, Inc. (b) ..................     3,000        12,720
                                                                   ----------
                                                                       84,631
                                                                   ----------
SPECIALTY STORES--3.0%
  A.C. Moore Arts & Crafts, Inc. (b) ................     1,600        20,336
  Big 5 Sporting Goods Corp. (b) ....................     1,700        18,343
  Rent-A-Center, Inc. (b) ...........................       400        19,980

                                                                       58,659
                                                                   ----------
SYSTEMS SOFTWARE--0.9%
  Borland Software Corp. (b) ........................     1,400        17,220
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--0.5%
  Anaren, Inc. ......................................     1,200        10,560
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $1,890,575) ................................     1,889,924
                                                                   ----------
FOREIGN COMMON STOCKS--3.4%
APPLICATION SOFTWARE--0.4%
  Cognos, Inc. (Canada) (b) .........................       300         7,035
                                                                   ----------
COMPUTER STORAGE & PERIPHERALS--0.5%
ATI Technologies, Inc. (Canada) (b) .................     2,200        10,232
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--0.9%
  ASM International NV (Netherlands) (b) ............     1,400        18,060
                                                                   ----------
REINSURANCE--1.6%
  PartnerRe Ltd. (Bermuda) ..........................       600        31,092
                                                                   ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $70,121) ...................................        66,419
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--99.2%
  (Identified cost $1,960,696) ................................     1,956,343
                                                                   ----------


                                                           PAR
                                                          VALUE
                                                          (000)       VALUE
                                                          -----    ----------

SHORT-TERM OBLIGATIONS--6.1%
FEDERAL AGENCY SECURITIES--6.1%
  FHLB Discount Notes 1.28%, 1/3/03 .................     $ 120    $  119,992
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $119,992) ..................................       119,992
                                                                   ----------
TOTAL INVESTMENTS--105.3%
  (Identified cost $2,080,688) ................................     2,076,335(a)
  Other assets and liabilities, net--(5.3)% ...................     (104,639)
                                                                   ----------
NET ASSETS--100.0% ............................................    $1,971,696
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $120,326 and gross depreciation of $134,437 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $2,090,446.

(b) Non-income producing.

                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $2,080,688) ....................          $2,076,335
Cash ...........................................................................              40,981
Receivables
  Receivable from adviser ......................................................              17,379
  Fund shares sold .............................................................               1,708
  Dividends and interest .......................................................                 173
Prepaid expenses ...............................................................                   4
                                                                                          ----------
    Total assets ...............................................................           2,136,580
                                                                                          ----------
LIABILITIES
Payables
  Investment securities purchased ..............................................             127,963
  Professional fee .............................................................              18,538
  Printing fee .................................................................              13,026
  Financial agent fee ..........................................................               3,326
  Trustees' fee ................................................................               2,031
                                                                                          ----------
    Total liabilities ..........................................................             164,884
                                                                                          ----------
NET ASSETS .....................................................................          $1,971,696
                                                                                          ==========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................          $1,975,954
  Accumulated net realized gain ................................................                  95
  Net unrealized depreciation ..................................................              (4,353)
                                                                                          ----------
NET ASSETS .....................................................................          $1,971,696
                                                                                          ==========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization             195,512
                                                                                          ==========
Net asset value and offering price per share ...................................              $10.08
                                                                                              ======


STATEMENT OF OPERATIONS
FROM INCEPTION AUGUST 12, 2002 TO DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................            $ 1,103
  Interest .....................................................................              1,450
                                                                                            -------
    Total investment income ....................................................              2,553
                                                                                            -------
EXPENSES
  Investment advisory fee ......................................................              5,641
  Financial agent fee ..........................................................             15,568
  Professional .................................................................             19,042
  Printing .....................................................................             13,545
  Trustees .....................................................................              3,448
  Custodian ....................................................................              2,872
  Miscellaneous ................................................................              1,802
                                                                                            -------
    Total expenses .............................................................             61,918
    Less expenses borne by investment adviser ..................................            (55,279)
    Custodian fees paid indirectly .............................................                 (2)
                                                                                            -------
    Net expenses ...............................................................              6,637
                                                                                            -------
NET INVESTMENT LOSS ............................................................             (4,084)
                                                                                            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities ..............................................              4,179
  Net change in unrealized appreciation (depreciation) on investments ..........             (4,353)
                                                                                            -------
NET LOSS ON INVESTMENTS ........................................................               (174)
                                                                                            -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................            $(4,258)
                                                                                            =======

                        See Notes to Financial Statements

              PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                               FROM INCEPTION
                                                                                                 8/12/02 TO
                                                                                                  12/31/02
                                                                                               --------------
FROM OPERATIONS
  Net investment income (loss) ............................................................       $   (4,084)
  Net realized gain (loss) ................................................................            4,179
  Net change in unrealized appreciation (depreciation) ....................................           (4,353)
                                                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................           (4,258)
                                                                                                  ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (196,771 shares) ..........................................        1,988,937
  Cost of shares repurchased (1,259 shares) ...............................................          (12,983)
                                                                                                  ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................        1,975,954
                                                                                                  ----------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................        1,971,696
NET ASSETS
  Beginning of period .....................................................................               --
                                                                                                  ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0) .....................       $1,971,696
                                                                                                  ==========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                   FROM INCEPTION
                                                                                                     8/12/02 TO
                                                                                                      12/31/02
                                                                                                   --------------
Net asset value, beginning of period ......................................................           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............................................................            (0.02)(5)
  Net realized and unrealized gain (loss) .................................................             0.10
                                                                                                      ------
  TOTAL FROM INVESTMENT OPERATIONS ........................................................             0.08
                                                                                                      ------
CHANGE IN NET ASSET VALUE .................................................................             0.08
                                                                                                      ------
NET ASSET VALUE, END OF PERIOD ............................................................           $10.08
                                                                                                      ======
Total return ..............................................................................             0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...................................................           $1,972
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(1) ...................................................................             1.00%(2),(4)
  Net investment income (loss) ............................................................            (0.62)%(2)
Portfolio turnover ........................................................................               62%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 9.33% for the period ended December 31, 2002.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) Computed using average shares outstanding.

                        See Notes to Financial Statements

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term capital appreciation by investing in growth-oriented equity securities of large capitalization, predominately U.S. corporations.


Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002?

During 2002, domestic equities declined for a third straight year, the first time that has occurred since 1939-41. Despite a rally during the fourth quarter, the S&P 500 Index 1 finished the year down more than 22%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology, and telecom services. Against this backdrop the Portfolio returned -29.42%, the benchmark, the S&P 500 Index, returned -22.10%, the Russell 1000 Growth Index 2 returned -27.88% and the Lipper Large Cap Growth 3 peer group returned -28.11%. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.


Q: WOULD YOU PLEASE COMMENT ON WHAT FACTORS AFFECTED THE FUNDS PERFORMANCE THIS YEAR?

A: The fund under performed the S&P 500 Index for the year 2002. Security selection and sector allocation both detracted from performance relative to the benchmark. Of particular note, security selection was weak in consumer discretionary and industrials. Retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years. Industrial performance was dragged down by Tyco and General Electric. Tyco is an industrial conglomerate that was in the wake of Enron-related fears and comprised of a number of seemingly valuable businesses. Our portfolio managers liquidated the position during January when company management was considering spin-offs of the individual businesses. We viewed the diversified business as attractive. Spin-offs, in our opinion, would only dilute shareholder value. General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events. In terms of allocation, three sectors figured prominently in our under performance. Our underweight to energy detracted from performance. We found growth opportunities in exploration and production companies which we view as a hedge given the possibility of war. The underweight to financials had an adverse impact on performance. We favor diversified financial companies which demonstrate growth opportunities. Our overweight to information technology detracted from relative performance. It was widely viewed that technology companies were poised for a second half recovery. Unfortunately businesses chose to hold on to their capital and postponed technology spending. Microsoft, Dell, Cisco, Intel, and IBM represent the largest percentage of our technology investment. Stock selection within technology contributed to relative performance. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology. Health care represented the heaviest weight in the portfolio and largest bet relative to the benchmark. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. We take a portfolio approach to investing in this space by owning a number of companies.


Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We see signs of stabilization and are cautiously optimistic the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pickup in corporate spending. At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the portfolio in anticipation of a recovery.

1  The S&P 500 Index is a measure of stock market total return performance.

2 The Russell 1000 Growth Index measures the total return performance of those Russell 1000 companies with higher price-to-back ratios and higher forecasted growth values.

3 The Lipper Large Cap Growth peer group represents funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index.

   The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


  Date      Focus Equity Series        S&P 500 Index 1
--------    -------------------        ---------------

12/15/99        $10,000.00               $10,000.00
12/31/99        $10,631.10               $10,400.00
12/29/00         $9,232.45                $9,444.51
12/31/01         $7,840.36                $8,322.99
12/31/02         $5,533.43                $6,483.57


  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        FROM
                                                                      INCEPTION
                                                                     12/15/99 TO
                                                           1 YEAR     12/31/02
--------------------------------------------------------------------------------
  Focus Equity Series                                     (29.42)%     (17.65)%
--------------------------------------------------------------------------------
  S&P 500 Index 1                                         (22.10)%     (13.26)%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/15/99 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

1  The S&P 500 Index is a measure of stock market total return performance.

2 The Russell 1000 Growth Index measures the total return performance of those Russell 1000 companies with higher price-to-back ratios and higher forecasted growth values.

3 The Lipper Large Cap Growth peer group represents funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index.

   The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002


                                                         SHARES       VALUE
                                                         ------    ----------
COMMON STOCKS--95.7%
AEROSPACE & DEFENSE--2.2%
  General Dynamics Corp. ............................       700    $   55,559
  Lockheed Martin Corp. .............................     1,550        89,512
                                                                   ----------
                                                                      145,071
                                                                   ----------
BIOTECHNOLOGY--2.3%
  Amgen, Inc. (b) ...................................     3,140       151,788
                                                                   ----------
BREWERS--0.8%
  Anheuser-Busch Cos., Inc. .........................     1,095        52,998
                                                                   ----------
BROADCASTING & CABLE TV--2.8%
  Clear Channel Communications, Inc. (b) ............     3,200       119,328
  Univision Communications, Inc. Class A (b) ........     2,625        64,312
                                                                   ----------
                                                                      183,640
                                                                   ----------
COMPUTER HARDWARE--4.7%
  Dell Computer Corp. (b) ...........................     4,900       131,026
  Hewlett-Packard Co. ...............................     3,750        65,100
  International Business Machines Corp. .............     1,425       110,437
                                                                   ----------
                                                                      306,563
                                                                   ----------
DATA PROCESSING SERVICES--0.8%
  First Data Corp. ..................................     1,475        52,230
                                                                   ----------
DEPARTMENT STORES--1.1%
  Kohl's Corp. (b) ..................................     1,300        72,735
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES--9.6%
  American Express Co. ..............................     2,525        89,259
  Citigroup, Inc. ...................................     6,213       218,635
  Freddie Mac .......................................     5,350       315,918
                                                                   ----------
                                                                      623,812
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
  Jabil Circuit, Inc. (b) ...........................     1,610        28,851
                                                                   ----------
GENERAL MERCHANDISE STORES--4.1%
  Wal-Mart Stores, Inc. .............................     5,300       267,703
                                                                   ----------
HEALTH CARE DISTRIBUTORS & SERVICES--0.9%
  AmerisourceBergen Corp. ...........................     1,100        59,741
                                                                   ----------
HEALTH CARE EQUIPMENT--2.0%
  Medtronic, Inc. ...................................     2,850       129,960
                                                                   ----------
HOME IMPROVEMENT RETAIL--1.5%
  Lowe's Cos., Inc. .................................     2,600        97,500
                                                                   ----------
HOUSEHOLD PRODUCTS--3.3%
  Procter & Gamble Co. (The) ........................     2,475       212,701
                                                                   ----------
INDUSTRIAL CONGLOMERATES--6.9%
  3M Co. ............................................     1,000       123,300
  General Electric Co. ..............................    13,525       329,334
                                                                   ----------
                                                                      452,634
                                                                   ----------


                                                         SHARES       VALUE
                                                         ------    ----------
INTEGRATED OIL & GAS--3.0%
  Exxon Mobil Corp. .................................     5,650    $  197,411
                                                                   ----------
MANAGED HEALTH CARE--2.2%
  UnitedHealth Group, Inc. ..........................     1,755       146,543
                                                                   ----------
MULTI-LINE INSURANCE--3.2%
  American International Group, Inc. ................     3,550       205,368
                                                                   ----------
NETWORKING EQUIPMENT--2.0%
  Cisco Systems, Inc. (b) ...........................    10,100       132,310
                                                                   ----------
OIL & GAS EQUIPMENT & SERVICES--2.1%
  Baker Hughes, Inc. ................................     4,175       134,393
                                                                   ----------
PACKAGED FOODS & MEATS--1.4%
  Kraft Foods, Inc. Class A .........................     2,400        93,432
                                                                   ----------
PHARMACEUTICALS--16.2%
  Johnson & Johnson .................................     5,375       288,691
  Lilly (Eli) & Co. .................................     1,525        96,838
  Merck & Co., Inc. .................................     2,225       125,957
  Pfizer, Inc. ......................................    14,000       427,980
  Wyeth .............................................     3,125       116,875
                                                                   ----------
                                                                    1,056,341
                                                                   ----------
SEMICONDUCTOR EQUIPMENT--1.1%
  Applied Materials, Inc. (b) .......................     5,475        71,339
                                                                   ----------
SEMICONDUCTORS--5.4%
  Intel Corp. .......................................    12,325       191,901
  Linear Technology Corp. ...........................     1,850        47,582
  Texas Instruments, Inc. ...........................     5,325        79,928
  Xilinx, Inc. (b) ..................................     1,500        30,900
                                                                   ----------
                                                                      350,311
                                                                   ----------
SOFT DRINKS--4.5%
  Coca-Cola Co. (The) ...............................     3,525       154,465
  PepsiCo, Inc. .....................................     3,325       140,382
                                                                   ----------
                                                                      294,847
                                                                   ----------
SPECIALTY STORES--1.9%
  Bed Bath & Beyond, Inc. (b) .......................     3,575       123,445
                                                                   ----------
SYSTEMS SOFTWARE--8.0%
  Microsoft Corp. (b) ...............................     8,275       427,818
  Oracle Corp. (b) ..................................     8,550        92,340
                                                                   ----------
                                                                      520,158
                                                                   ----------
TELECOMMUNICATIONS EQUIPMENT--0.9%
  QUALCOMM, Inc. (b) ................................     1,600        58,224
                                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
  AT&T Wireless Services, Inc. (b) ..................     4,625        26,131
                                                                   ----------
TOTAL COMMON STOCKS
  (Identified cost $6,456,734) ................................     6,248,180
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--95.7%
  (Identified cost $6,456,734) ................................     6,248,180
                                                                   ----------

                        See Notes to Financial Statements

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES


                                                           PAR
                                                          VALUE
                                                          (000)      VALUE
                                                          -----    ----------

SHORT-TERM OBLIGATIONS--7.8%
REPURCHASE AGREEMENTS--7.8%
  State Street Bank & Trust Co. repurchase agreement,
    0.05% dated 12/31/02 due 1/2/03, repurchase price
    $509,001 collateralized by U.S. Treasury Bond
    8.75%, 5/15/20, market value $523,204 ...........     $ 509    $  509,000
                                                                   ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $509,000) ..................................       509,000
                                                                   ----------
TOTAL INVESTMENTS--103.5%
  (Identified cost $6,965,734) ................................     6,757,180(a)
  Other assets and liabilities, net--(3.5)% ...................      (226,955)
                                                                   ----------
NET ASSETS--100.0% ............................................    $6,530,225
                                                                   ==========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $201,426 and gross depreciation of $1,561,300 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $8,117,054.

(b) Non-income producing.

                        See Notes to Financial Statements

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS
Investment securities at value (Identified cost $6,965,734) ....................    $  6,757,180
Cash ...........................................................................             932
Receivables
  Investment securities sold ...................................................         296,446
  Dividends and interest .......................................................           5,550
  Receivable from adviser ......................................................           2,492
  Fund shares sold .............................................................           2,218
Prepaid expenses ...............................................................             101
                                                                                    ------------
    Total assets ...............................................................       7,064,919
                                                                                    ------------
LIABILITIES
Payables
  Investment securities purchased ..............................................         416,595
  Fund shares repurchased ......................................................          19,528
  Investment advisory fee ......................................................          40,153
  Professional fee .............................................................          32,667
  Financial agent fee ..........................................................           3,656
  Trustees' fee ................................................................           1,773
Accrued expenses ...............................................................          20,322
                                                                                    ------------
    Total liabilities ..........................................................         534,694
                                                                                    ------------
NET ASSETS .....................................................................    $  6,530,225
                                                                                    ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .............................    $ 11,368,036
  Accumulated net realized loss ................................................      (4,629,257)
  Net unrealized depreciation ..................................................        (208,554)
                                                                                    ------------
NET ASSETS .....................................................................    $  6,530,225
                                                                                    ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization       1,181,328
                                                                                    ============
Net asset value and offering price per share ...................................           $5.53
                                                                                           =====

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
  Dividends ....................................................................     $    70,568
  Interest .....................................................................           1,046
                                                                                     -----------
    Total investment income ....................................................          71,614
                                                                                     -----------
EXPENSES
  Investment advisory fee ......................................................          63,273
  Financial agent fee ..........................................................          47,469
  Professional .................................................................          44,382
  Printing .....................................................................          26,624
  Custodian ....................................................................          25,424
  Trustees .....................................................................           4,361
  Miscellaneous ................................................................           5,989
                                                                                     -----------
    Total expenses .............................................................         217,522
    Less expenses borne by investment adviser ..................................        (137,016)
    Custodian fees paid indirectly .............................................              (1)
                                                                                     -----------
    Net expenses ...............................................................          80,505
                                                                                     -----------
NET INVESTMENT LOSS ............................................................          (8,891)
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities ..............................................      (2,377,755)
  Net change in unrealized appreciation (depreciation) on investments ..........        (302,347)
                                                                                     -----------
NET LOSS ON INVESTMENTS ........................................................      (2,680,102)
                                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $(2,688,993)
                                                                                     ===========

                        See Notes to Financial Statements

                     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED       YEAR ENDED
                                                                                                12/31/02         12/31/01
                                                                                               -----------      -----------
FROM OPERATIONS
  Net investment income (loss) ...........................................................     $    (8,891)     $   (17,294)
  Net realized gain (loss) ...............................................................      (2,377,755)      (1,924,289)
  Net change in unrealized appreciation (depreciation) ...................................        (302,347)         596,807
                                                                                               -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................      (2,688,993)      (1,344,776)
                                                                                               -----------      -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (416,689 and 563,359 shares, respectively) ...............       2,648,879        4,704,187
  Cost of shares repurchased (334,606 and 239,892 shares, respectively) ..................      (2,039,461)      (1,904,735)
                                                                                               -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................         609,418        2,799,452
                                                                                               -----------      -----------
  INCREASE (DECREASE) IN NET ASSETS ......................................................      (2,079,575)       1,454,676
NET ASSETS
  Beginning of period ....................................................................       8,609,800        7,155,124
                                                                                               -----------      -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)     $ 6,530,225      $ 8,609,800
                                                                                               ===========      ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   YEAR ENDED DECEMBER 31,      FROM INCEPTION
                                                                             ---------------------------------    12/15/99 TO
                                                                              2002         2001          2000       12/31/99
                                                                             ------       ------        ------  --------------
Net asset value, beginning of period ................................        $ 7.83       $ 9.22        $10.63       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................................         (0.01)(5)    (0.02)(5)     (0.04)(5)       --
  Net realized and unrealized gain (loss) ...........................         (2.29)       (1.37)        (1.36)        0.63
                                                                             ------       ------        ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ................................         (2.30)       (1.39)        (1.40)        0.63
                                                                             ------       ------        ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................            --           --            --(4)          --
  Distributions from net realized gains .............................            --           --         (0.01)          --
                                                                             ------       ------        ------       ------
    TOTAL DISTRIBUTIONS .............................................            --           --         (0.01)          --
                                                                             ------       ------        ------       ------
CHANGE IN NET ASSET VALUE ...........................................         (2.30)       (1.39)        (1.41)        0.63
                                                                             ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD ......................................        $ 5.53       $ 7.83        $ 9.22       $10.63
                                                                             ======       ======        ======       ======
Total return ........................................................        (29.42)%     (15.08)%      (13.16)%       6.31%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .............................        $6,530       $8,610        $7,155       $5,402
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses (3) ............................................          1.08%(6)     1.00%(6)      1.00%        1.00%(1)
  Net investment income (loss) ......................................         (0.12)%      (0.21)%       (0.34)%       0.39%(1)
Portfolio turnover ..................................................           196%         110%           86%           2%(2)


(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.92%, 3.18%, 2.90% and 8.11% for the periods ended December 31, 2002, 2001, 2000 and 1999, respectively.

(4) Amount is less than $0.01. (

(5) Computed using average shares outstanding.

(6) The ratio of operating  expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE 1--ORGANIZATION

    The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

    The Fund is comprised of 35 Series each having a distinct investment objective as outlined below:

------------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series ("Aberdeen International")    High total return consistent with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen New Asia Series ("Aberdeen New Asia")              Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM  Mid-Cap Equity Series ("AIM Mid-Cap Equity")           Long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Growth + Value Series                    Long-term capital growth.
  ("Alliance/Bernstein Growth + Value")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series ("Deutsche Dow 30")                  Track the total return of the Dow Jones Industrial Average(SM)
                                                                      before fund expenses.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Deutsche Nasdaq-100 Index(R) Series ("Deutsche Nasdaq-100   Track the total return of the NASDAQ 100 Index(R)
  Index(R)")                                                          before fund expenses.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series                 Capital appreciation and income with approximately equal
  ("Duff & Phelps Real Estate Securities")                            emphasis.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series ("Engemann                   Intermediate and long-term growth of capital with income
  Capital Growth")                                                    as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small & Mid-Cap Growth Series                      Long-term growth of capital.
  ("Engemann Small & Mid-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                                 As high a level of current income as is consistent with the
  ("Goodwin Money Market")                                            preservation of capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series                    Long-term total return.
  ("Goodwin Multi-Sector Fixed Income")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Hollister Value Equity Series                               Long-term capital appreciation. The Series has a secondary
  ("Hollister Value Equity")                                          investment objective to seek current income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-J.P. Morgan Research Enhanced Index Series                  High total return.
  ("J.P. Morgan Research Enhanced Index")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Flexible Income Series                                Maximum total return consistent with the preservation of
 ("Janus Flexible Income")                                            capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Janus Growth Series ("Janus Growth")                        Long-term growth of capital in a manner consistent with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Kayne Large-Cap Core Series ("Kayne Large-Cap Core")        Long-term capital appreciation with dividend income as a
                                                                      secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Kayne Small-Cap Quality Value Series ("Kayne                Long-term  capital appreciation and a secondary investment
  Small-Cap Quality Value")                                           objective of dividend income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard International Equity Select Series                   Long-term capital appreciation.
  ("Lazard International Equity Select")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard Small-Cap Value Series ("Lazard  Small-Cap  Value")  Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard U.S. Multi-Cap Series ("Lazard U.S. Multi-Cap")      Long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Bond-Debenture Series                           High current income and long-term capital appreciation to
  ("Lord Abbett  Bond-Debenture")                                     produce a high total return.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Large-Cap Value Series                          Capital appreciation with income as a secondary consideration.
  ("Lord Abbett Large-Cap Value")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Mid-Cap Value Series ("Lord Abbett              Capital appreciation.
  Mid-Cap Value")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS  Investors  Growth  Stock Series                        Long-term  growth of capital and future income rather than
  ("MFS Investors Growth Stock")                                      current income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Investors Trust Series ("MFS Investors Trust")          Long-term growth  of capital and secondarily to provide
                                                                      reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-MFS Value Series ("MFS Value")                              Capital appreciation and reasonable income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Growth and Income Series                           Dividend growth, current income and capital appreciation.
  ("Oakhurst Growth and Income")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Oakhurst Strategic Allocation Series                        High total return over an extended period of time
  ("Oakhurst Strategic Allocation")                                   consistent with prudent investment risk.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Global Value Series                       Long-term capital growth through investment in equity
  ("Sanford Bernstein Global Value")                                  securities of foreign and U.S.companies.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                      Long-term capital appreciation. Current income is a
  ("Sanford Bernstein Mid-Cap Value")                                 secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value Series                    Long-term capital appreciation by investing primarily in
  ("Sanford Bernstein Small-Cap Value")                               small-capitalization stocks that appear to be undervalued.
                                                                      Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                Capital appreciation.
  ("Seneca Mid-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                               Long-term capital appreciation.
  ("Seneca Strategic Theme")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-State Street Research Small-Cap Growth Series               Long-term capital growth.
  ("State Street Research Small-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Van Kampen Focus Equity Series ("Van Kampen Focus Equity")  Capital appreciation.
  (formerly Phoenix-Morgan Stanley Focus Equity Series)
------------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A.  SECURITY VALUATION

    Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    Certain securities held by the following Series were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2002, the total value of securities for which prices were provided by principal market makers represented (approximately) the following percentages of net assets:

      SERIES                                            PERCENTAGE OF NET ASSETS
      ------                                            ------------------------
      Goodwin Multi-Sector Fixed Income ...........                 3.2%

    Goodwin Money Market uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B.  SECURITY TRANSACTIONS AND RELATED INCOME

    Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts using the effective interest method. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis.

C.  INCOME TAXES

    Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. To the extent that any Series does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

D.  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, gain/loss on futures contracts, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E.  FOREIGN CURRENCY TRANSLATION

    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

F.  FORWARD CURRENCY CONTRACTS

    Certain Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G.  FUTURES CONTRACTS

    Certain Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margins" and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Series are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract.

H.  OPTIONS

    Certain Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

    Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

    Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2002, the Fund had no options outstanding.

I.  EXPENSES

    Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J.  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Certain Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

K.  REPURCHASE AGREEMENTS

    A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L.  SWAP AGREEMENTS

    Certain Series may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Series may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest or receive interest or foreign currency. (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Series will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Series' custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At December 31, 2002, the Fund had no swap agreements outstanding.

M.  LOAN AGREEMENTS

    Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

N.  TARGETED RETURN INDEX SECURITIES

    Certain Series may invest in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the "underlying securities"). Under the term of the baskets, a Series has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to a Series.

    Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index which is a component of the Lehman Brothers U.S. Aggregate Index.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

    The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisers, Inc. ("PVA"), Phoenix-Aberdeen International Advisers, LLC ("PAIA"), and Duff & Phelps Investment Management Co. ("DPIM"). As compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                              RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES                                        ADVISER      $250 MILLION     $250 MILLION      $500 MILLION
    ------                                        -------     --------------    -------------     -------------
    Aberdeen International ....................     PIC            0.75%            0.70%             0.65%
    Aberdeen New Asia .........................    PAIA            1.00             1.00              1.00
    AIM Mid-Cap Equity ........................     PVA            0.85             0.85              0.85
    Alliance/Bernstein Growth + Value .........     PVA            0.85             0.85              0.85
    Deutsche Dow 30 ...........................     PVA            0.35             0.35              0.35
    Deutsche Nasdaq-100 Index(R) ..............     PVA            0.35             0.35              0.35
    Engemann Capital Growth ...................     PIC            0.70             0.65              0.60
    Engemann Small & Mid-Cap Growth ...........     PIC            0.90             0.90              0.90
    Goodwin Money Market ......................     PIC            0.40             0.35              0.30
    Goodwin Multi-Sector Fixed Income .........     PIC            0.50             0.45              0.40
    Hollister Value Equity ....................     PIC            0.70             0.65              0.60
    J.P. Morgan Research Enhanced Index .......     PVA            0.45             0.45              0.45

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                          RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
SERIES (CONTINUED)                            ADVISER      $250 MILLION     $250 MILLION      $500 MILLION
------                                        -------     --------------    -------------     -------------
Janus Flexible Income .....................     PVA            0.80             0.80              0.80
Janus Growth ..............................     PVA            0.85             0.85              0.85
Kayne Large-Cap Core ......................     PIC            0.70             0.70              0.70
Kayne Small-Cap Quality Value .............     PIC            0.90             0.90              0.90
Lazard International Equity Select ........     PVA            0.90             0.90              0.90
Lazard Small-Cap Value ....................     PVA            0.90             0.90              0.90
Lazard U.S. Multi-Cap .....................     PVA            0.80             0.80              0.80
Lord Abbett Bond-Debenture ................     PVA            0.75             0.75              0.75
Lord Abbett Large-Cap Value ...............     PVA            0.75             0.75              0.75
Lord Abbett Mid-Cap Value .................     PVA            0.85             0.85              0.85
MFS Investors Growth Stock ................     PVA            0.75             0.75              0.75
MFS Investors Trust .......................     PVA            0.75             0.75              0.75
MFS Value .................................     PVA            0.75             0.75              0.75
Oakhurst Growth and Income ................     PIC            0.70             0.65              0.60
Oakhurst Strategic Allocation .............     PIC            0.60             0.55              0.50
Sanford Bernstein Global Value ............     PVA            0.90             0.90              0.90
Sanford Bernstein Mid-Cap Value ...........     PVA            1.05             1.05              1.05
Sanford Bernstein Small Cap Value .........     PVA            1.05             1.05              1.05
Seneca Mid-Cap Growth .....................     PIC            0.80             0.80              0.80
Seneca Strategic Theme ....................     PIC            0.75             0.70              0.65
State Street Research Small-Cap Growth ....     PVA            0.85             0.85              0.85
Van Kampen Focus Equity ...................     PVA            0.85             0.85              0.85


                                                          RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
SERIES (CONTINUED)                                          $1 BILLION       $1 BILLION         $2 BILLION
------                                                    --------------    -------------     -------------
Duff & Phelps Real Estate Securities ......    DPIM            0.75             0.70              0.65

    Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which each is paid a fee by the respective adviser.

SERIES                                        SUBADVISER
------                                        ----------
Aberdeen International                        Aberdeen Fund Managers, Inc. ("Aberdeen")
Aberdeen New Asia                             Aberdeen Fund Managers, Inc. ("Aberdeen") and Phoenix Investment Council ("PIC")
AIM Mid-Cap Equity                            A I M Capital Management ("AIM")
Alliance/Bernstein Growth + Value             Alliance Capital Management ("Alliance")
Deutsche Dow 30                               Deutsche Asset-Management ("DAMI")
Deutsche Nasdaq-100 Index(R)                  Deutsche Asset-Management ("DAMI")
Engemann Capital Growth                       Roger Engemann & Associates ("Engemann")
Engemann Small & Mid-Cap Growth               Roger Engemann & Associates ("Engemann")
J.P. Morgan Research Enhanced Index           J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Janus Flexible Income                         Janus Capital Corporation ("Janus")
Janus Growth                                  Janus Capital Corporation ("Janus")
Kayne Large-Cap Core                          Kayne Anderson Rudnick Investment Management LLC ("Kayne")
Kayne Small-Cap Quality Value                 Kayne Anderson Rudnick Investment Management LLC ("Kayne")
Lazard International Equity Select            Lazard Asset Management ("Lazard")
Lazard Small-Cap Value                        Lazard Asset Management ("Lazard")
Lazard U.S. Multi-Cap                         Lazard Asset Management ("Lazard")
Lord Abbett Bond-Debenture                    Lord, Abbett & Co. ("Lord Abbett")
Lord Abbett Large-Cap Value                   Lord, Abbett & Co. ("Lord Abbett")
Lord Abbett Mid-Cap Value                     Lord, Abbett & Co. ("Lord Abbett")
MFS Investors Growth Stock                    MFS Investment Management ("MFS")
MFS Investors Trust                           MFS Investment Management ("MFS")
MFS Value                                     MFS Investment Management ("MFS")
Sanford Bernstein Global Value                Alliance Capital Management L.P. ("Alliance")
Sanford Bernstein Mid-Cap Value               Alliance Capital Management L.P. ("Alliance")
Sanford Bernstein Small Cap Value             Alliance Capital Management L.P. ("Alliance")
Seneca Mid-Cap Growth                         Seneca Capital Management, LLC ("Seneca")
Seneca Strategic Theme                        Seneca Capital Management, LLC ("Seneca")
State Street Research Small-Cap Growth        State Street Research & Management Company ("State Street")
Van Kampen Focus Equity                       Morgan Stanley Investment Management ("MSIM")

    PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

    PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. PAIA is a joint venture between PM Holdings, Inc., an indirect subsidiary of The Phoenix Companies, Inc. ("PNX"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 23%. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Roger Engemann & Associates, Inc. is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Kayne Anderson Rudnick

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

    Investment Management LLC and Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Investment Partners in turn is a wholly-owned subsidiary of The Phoenix Companies, Inc.

    PIC has engaged Aberdeen as a subadvisor to the Aberdeen International. Aberdeen provides the day-to-day portfolio management for this Series. For implementing certain portfolio transactions and providing other services to this Series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this Series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which Phoenix Life Insurance Company ("Phoenix") owns approximately 20%.

    PAIA has engaged Aberdeen as a subadvisor to the Aberdeen New Asia. PAIA has also engaged PIC to implement domestic cash management for this Series. Aberdeen provides all other day-to-day investment operations for this Series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to this Series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of 0.40% the average daily net assets of this Series. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of 0.30% of the average daily net assets of this Series.

    Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this Series.

    Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Growth + Value. Alliance will manage the portion of this Series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of 0.50% of the average daily net assets of this Series.

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including affecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

                                                  RATE FOR FIRST   RATE FOR NEXT   RATE FOR NEXT   RATE FOR NEXT  RATE FOR OVER
SERIES(1)                                          $25 MILLION      $25 MILLION     $25 MILLION    $100 MILLION   $175 MILLION
--------                                         --------------    -------------   -------------   -------------  -------------
Sanford Bernstein Global Value ...............         0.65%            0.50%           0.45%           0.40%          0.30%
Sanford Bernstein Mid-Cap Value ..............         0.80             0.60            0.60            0.60           0.60


                                                 RATE FOR FIRST    RATE FOR NEXT   RATE FOR OVER
                                                   $10 MILLION      $10 MILLION     $20 MILLION
                                                 --------------    -------------   -------------
Sanford Bernstein Small-Cap Value ............         1.00            0.875            0.75

(1) The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for Sanford Bernstein Small-Cap Value is 0.80% of average daily net assets.

    Pursuant to a subadvisory agreement between PVA and DAMI, DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Deutsche Trust Dow 30 and Deutsche Nasdaq-100 Index(R). For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each Series) based on an annual percentage of 0.10% of the average daily net assets of each of these Series.

    Pursuant to a subadvisory agreement between PIC and Engemann with respect to Engemann Capital Growth and Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these Series. For the services provided, PIC pays a monthly fee to Engemann for Engemann Capital Growth based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

    Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan, J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the J.P. Morgan Research Enhanced Index. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of this Series of 0.25% up to $100 million and 0.20% on such value in excess of $100 million.

    Pursuant to a subadvisory agreement between PVA and Janus, Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Janus Flexible Income and Janus Growth. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of these Series (calculated separately, not in the aggregate) of 0.55% up to $100 million, 0.50% of such value between $100 million and $500 million and 0.45% on such value in excess of $500 million.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


    Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to Kayne Large-Cap Core and Kayne Small-Cap Quality Value. For the services provided, PIC pays a monthly fee to Kayne for the Kayne Large-Cap Core based on an annual percentage of the average daily net assets of 0.30% up to $800 million and 0.25% of such value in excess of $800 million; and for the Kayne Small-Cap Quality based on an annual percentage of the average daily net assets of 0.50% up to $200 million and 0.45% of such value in excess of $200 million.

    Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to Lazard International Equity Select, Lazard Small-Cap Value and Lazard U.S. Multi-Cap. For the services provided, PVA pays a monthly fee to Lazard for the Lazard International Equity Select based on an annual percentage of the average daily net assets of 0.45% up to $500 million and 0.40% of such value in excess of $500 million; for the Lazard Small-Cap Value based on an annual percentage of the average daily net assets of 0.55% up to $250 million, 0.50% of such value between $250 million and $500 million and 0.45% of such value in excess of $200 million; and for the Lazard U.S. Multi-Cap based on an annual percentage of the average daily net assets of 0.38% up to $250 million and 0.35% of such value in excess of $250 million.

    Pursuant to a subadvisory agreement between PVA and Lord Abbett, Lord Abbett is the subadvisor and furnishes portfolio management services to Lord Abbett Bond-Debenture, Lord Abbett Large-Cap Value and Lord Abbett Mid-Cap Value. For the services provided, PVA pays a monthly fee to Lord Abbett for Lord Abbett Bond-Debenture based on an annual percentage of average daily net assets of 0.35% up to $250 million, 0.30% of such value between $250 million and $1 billion and 0.25% of such value in excess of $1 billion; for the Lord Abbett Large-Cap Value based on an annual percentage of the average daily net assets of 0.35% up to $600 million, 0.30% of such value between $600 million and $1.2 billion and 0.25% of such value in excess of $1.2 billion; and for the Lord Abbett Mid-Cap Value based on an annual percentage of the average daily net assets of 0.40%.

    Pursuant to a subadvisory agreement between PVA and MFS, MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these Series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion.

    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca with respect to Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for the Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for the Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $202 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

    Pursuant to a subadvisory agreement between PVA and State Street, State Street is the subadvisor and furnishes portfolio management services to State Street Research Small-Cap Growth. For the services provided, PVA pays a monthly fee to State Street based on an annual percentage of 0.45% the average daily net assets of this Series.

    Pursuant to a subadvisory agreement between PVA and MSIM, MSIM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Van Kampen Focus Equity. For the services provided, PVA pays a monthly fee to MSIM based on an annual percentage of the average daily net assets of this Series of 0.55% up to $150 million, 0.45% on such value between $150 million and $300 million and 0.40% on such value in excess of $300 million.

    The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the year ended December 31, 2002, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

                                                    MAXIMUM OPERATING     MAXIMUM OPERATING
                                                     EXPENSE THROUGH      EXPENSE EFFECTIVE
    SERIES                                               4/30/02               5/1/02
    ------                                          -----------------     -----------------
    Aberdeen International ........................          0.40%                 0.40%
    Aberdeen New Asia .............................          0.30                  0.35
    AIM Mid-Cap Equity ............................          0.20                  0.25
    Alliance/Bernstein Growth + Value .............          0.20                  0.25
    Deutsche Dow 30 ...............................          0.20                  0.25
    Deutsche Nasdaq-100 Index(R) ..................          0.20                  0.25
    Duff & Phelps Real Estate Securities ..........          0.30                  0.35
    Engemann Capital Growth .......................          0.20                  0.25
    Engemann Small & Mid-Cap Growth ...............          0.30                  0.35
    Goodwin Money Market ..........................          0.20                  0.25
    Goodwin Multi-Sector Fixed Income .............          0.20                  0.25
    Hollister Value Equity ........................          0.20                  0.25
    J.P. Morgan Research Enhanced Index ...........          0.15                  0.20
    Janus Flexible Income .........................          0.20                  0.25
    Janus Growth ..................................          0.20                  0.25

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                             MAXIMUM OPERATING          MAXIMUM OPERATING
                                                              EXPENSE THROUGH           EXPENSE EFFECTIVE
    SERIES (CONTINUED)                                            4/30/02                    5/1/02
    ------                                                   -----------------          -----------------
    Kayne Large-Cap Core ............................         not applicable                   0.15
    Kayne Small-Cap Quality Value ...................         not applicable                   0.15
    Lazard International Equity Select ..............         not applicable                   0.15
    Lazard Small-Cap Value ..........................         not applicable                   0.15
    Lazard U.S. Multi-Cap ...........................         not applicable                   0.15
    Lord Abbett Bond-Debenture ......................         not applicable                   0.15
    Lord Abbett Large-Cap Value .....................         not applicable                   0.15
    Lord Abbett Mid-Cap Value .......................         not applicable                   0.15
    MFS Investors Growth Stock ......................                   0.20                   0.25
    MFS Investors Trust .............................                   0.20                   0.25
    MFS Value .......................................                   0.20                   0.25
    Oakhurst Growth & Income ........................                   0.20                   0.25
    Oakhurst Strategic Allocation ...................                   0.20                   0.25
    Sanford Bernstein Global Value ..................                   0.20                   0.25
    Sanford Bernstein Mid-Cap Value .................                   0.20                   0.25
    Sanford Bernstein Small-Cap Value ...............                   0.20                   0.25
    Seneca Mid-Cap Growth ...........................                   0.30                   0.35
    Seneca Strategic Theme ..........................                   0.30                   0.35
    State Street Research Small-Cap Growth ..........         not applicable                   0.15
    Van Kampen Focus Equity .........................                   0.20                   0.25

    As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended December 31, 2002, financial agent fees were $2,867,929 as reported in the Statement of Operations, of which PEPCO received $39,939 per fund except for Kayne Large-Cap Core, Kayne Small-Cap Quality Value, Lazard International Equity Select, Lazard Small-Cap Value, Lazard U.S. Multi-Cap, Lord Abbett Bond-Debenture, Lord Abbett Large-Cap Value, Lord Abbett Mid-Cap Value and State Street Research Small-Cap Growth which PEPCO received $15,229 per fund. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

    For the year ended December 31, 2002, the Fund paid PXP Securities Corp., a wholly owned subsidiary of Phoenix, brokerage commissions in connection with portfolio transactions effected by it as follows:

                                                             COMMISSIONS PAID TO
                                                            PXP SECURITIES CORP.
                                                            --------------------
    Hollister Value Equity ................................        $42,561
    Oakhurst Growth and Income ............................          5,704
    Oakhurst Strategic Allocation .........................         53,876
    Seneca Strategic Theme ................................         51,476

    At December 31, 2002, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

    AIM Mid-Cap Equity .............................................. $2,805,573
    Alliance/Bernstein Growth + Value ...............................  1,974,911
    Deutsche Nasdaq-100 Index(R) ....................................  1,280,228
    Engemann Small & Mid-Cap Growth .................................  1,715,976
    Kayne Large-Cap Core ............................................    480,558
    Kayne Small-Cap Quality Value ...................................    502,716
    Lazard International Equity Select ..............................    953,348
    Lazard Small-Cap Value ..........................................  2,922,316
    Lazard U.S. Multi-Cap ...........................................  2,001,088
    Lord Abbett Bond Debenture ......................................  2,117,234
    Lord Abbett Large-Cap Value .....................................    987,138
    Lord Abbett Mid-Cap Value .......................................    996,007
    MFS Investors Growth Stock ......................................  2,285,326
    MFS Investors Trust .............................................  2,439,721
    MFS Value .......................................................  2,691,314
    Sanford Bernstein Global Value ..................................  5,665,711
    State Street Research Small-Cap Growth ..........................  1,504,661
    Van Kampen Focus Equity .........................................  2,663,542

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


NOTE 4--PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities during the year ended December 31, 2002, (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated to the following:

                                                              PURCHASES          SALES
                                                            ------------     ------------
    Aberdeen International .............................    $ 46,380,024     $ 68,435,933
    Aberdeen New Asia ..................................       4,774,021        3,221,391
    AIM Mid-Cap Equity .................................       6,376,225        2,187,543
    Alliance/Bernstein Growth + Value ..................       3,834,258        1,087,114
    Deutsche Dow 30 ....................................       9,726,408        8,562,877
    Deutsche Nasdaq-100 Index(R) .......................       6,170,513        3,363,625
    Duff & Phelps Real Estate Securities ...............      31,846,762       12,967,217
    Engemann Capital Growth ............................     795,453,910      951,446,479
    Engemann Small & Mid-Cap Growth ....................       9,092,353        7,146,434
    Goodwin Multi-Sector Fixed Income ..................     201,481,231      207,962,704
    Hollister Value Equity .............................     175,066,746      167,021,006
    J.P. Morgan Research Enhanced Index ................      46,118,360       41,499,669
    Janus Flexible Income ..............................      44,739,508       34,523,728
    Janus Growth .......................................      40,975,976       44,694,268
    Kayne Large-Cap Core ...............................       1,803,467          160,939
    Kayne Small-Cap Quality Value ......................         848,700           22,740
    Lazard International Equity Select .................       3,560,968          914,239
    Lazard Small-Cap Value .............................       4,289,264          974,071
    Lazard U.S. Multi-Cap ..............................       2,607,094          562,891
    Lord Abbett Bond-Debenture .........................       3,599,222          510,872
    Lord Abbett Large-Cap Value ........................       3,788,961          199,713
    Lord Abbett Mid-Cap Value ..........................       2,172,111           79,292
    MFS Investors Growth Stock .........................      12,942,744        9,764,109
    MFS Investors Trust ................................       4,541,649        2,911,234
    MFS Value ..........................................      18,268,739        4,799,947
    Oakhurst Growth and Income .........................      58,622,725       64,628,378
    Oakhurst Strategic Allocation ......................     290,282,073      331,658,334
    Sanford Bernstein Global Value .....................       6,825,993        3,661,989
    Sanford Bernstein Mid-Cap Value ....................      47,190,030       26,293,572
    Sanford Bernstein Small Cap Value ..................      31,717,328       11,259,397
    Seneca Mid-Cap Growth ..............................      78,789,095       73,799,178
    Seneca Strategic Theme .............................     125,144,817      146,652,098
    State Street Research Small-Cap Growth .............       2,866,995          910,477
    Van Kampen Focus Equity ............................      13,862,409       13,315,265

    There were no purchases or sales of such securities in Goodwin Money Market.

    Purchases and sales of long-term U.S. Government securities during the year ended December 31, 2002, aggregated the following:

                                                               PURCHASES         SALES
                                                             -----------      -----------
    Deutsche Dow 30 ....................................     $   164,388      $        --
    Engemann Capital Growth ............................              --        2,558,250
    Goodwin Multi-Sector Fixed Income ..................      93,802,353       78,586,968
    J.P. Morgan Research Enhanced Index ................         177,905               --
    Janus Flexible Income ..............................      50,994,031       47,039,124
    Oakhurst Strategic Allocation ......................      44,614,676       93,485,626
    Van Kampen Focus Equity ............................         580,488          649,138

NOTE 5--FORWARD CURRENCY CONTRACTS

    As of December 31, 2002, Janus Flexible Income has entered into the following forward currency contracts which contractually obligate the Series to receive currency at the specified date:

                                                                                                              NET UNREALIZED
    CONTRACT TO RECEIVE           IN EXCHANGE FOR          SETTLEMENT DATE            VALUE             APPRECIATION (DEPRECIATION)
    -------------------           ---------------          ---------------        ------------          ---------------------------
    USD 965,610                     EUR 975,000                3/28/03            $(1,019,789)                  $ (54,179)

    USD  United States Dollar
    EUR  Euro

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


NOTE 6--FUTURES CONTRACTS

    At December 31, 2002, the following Series had entered into futures contracts as follows:

                                                                                        VALUE OF                           NET
                                                                            NUMBER      CONTRACTS      MARKET          UNREALIZED
                                                             EXPIRATION       OF          WHEN        VALUE OF        APPRECIATION
                                                                DATE       CONTRACTS     OPENED       CONTRACTS      (DEPRECIATION)
                                                             ----------    ---------   ----------     ----------     --------------
    Deutsche Dow 30
      Dow Jones Industrial Average Index ................    March '03         4       $  339,400     $  333,240        $ (6,160)

    Deutsche Nasdaq-100 Index(R)
      Nasdaq-100 Index ..................................    March '03         9          186,938        177,660          (9,278)

    J.P. Morgan Research Enhanced Index
      Standard & Poor's 500 Index .......................    March '03         5        1,122,763      1,098,625         (24,138)

NOTE 7--CREDIT RISK AND CONCENTRATIONS

    In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

    High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

    Certain Series invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

NOTE 8--FEDERAL INCOME TAX INFORMATION

    The following Series have capital loss carryovers which may be used to offset future capital gains.

                                                                                   EXPIRATION YEAR
                                            ---------------------------------------------------------------------------------------
                                              2005       2006        2007        2008          2009          2010         TOTAL
                                            -------  ----------  -----------  -----------  ------------   -----------  ------------
    Aberdeen International                  $    --  $       --  $        --  $        --  $ 25,954,026   $21,530,473  $ 47,484,499
    Aberdeen New Asia                            --   1,280,431           --           --       295,786       771,803     2,348,020
    AIM Mid-Cap Equity                           --          --           --           --            --       115,432       115,432
    Alliance/Bernstein Growth + Value            --          --           --           --            --       462,448       462,448
    Deutsche Dow 30                              --          --           --           --            --       836,821       836,821
    Deutsche Nasdaq-100 Index(R)                 --          --           --       35,822       775,525       542,317     1,353,664
    Engemann Capital Growth                  30,157     590,466    5,141,805   11,718,126   287,550,532    73,263,809   378,294,895
    Engemann Small & Mid-Cap Growth              --          --           --      302,334     1,838,456     4,227,881     6,368,671
    Goodwin Multi-Sector Fixed Income            --     566,989   15,256,521    6,659,630     4,980,791     7,850,329    35,314,260
    Hollister Value Equity                       --          --           --           --     5,410,594    18,106,946    23,517,540
    J.P. Morgan Research Enhanced Index          --          --           --           --     5,915,199    15,534,573    21,449,772
    Janus Growth                                 --          --      394,837    5,006,205    15,800,456    17,763,352    38,964,850
    Kayne Large-Cap Core                         --          --           --           --            --         1,272         1,272
    Lazard International Equity Select           --          --           --           --            --         6,382         6,382
    Lazard Small-Cap Value                       --          --           --           --            --        34,689        34,689
    Lazard U.S. Multi-Cap                        --          --           --           --            --        29,286        29,286
    Lord Abbett Large-Cap Value                  --          --           --           --            --         1,853         1,853
    Lord Abbett Mid-Cap Value                    --          --           --           --            --         2,674         2,674
    MFS Investors Growth Stock                   --          --           --           --            --       751,795       751,795
    MFS Investors Trust                          --          --           --           --            --       326,812       326,812
    MFS Value                                    --          --           --           --            --       488,938       488,938
    Oakhurst Growth and Income                   --          --           --           --     3,195,522    11,717,280    14,912,802
    Oakhurst Strategic Allocation                --          --           --    3,945,882     7,749,814    13,194,113    24,889,809
    Sanford Bernstein Global Value               --          --           --           --            --       441,697       441,697
    Seneca Mid-Cap Growth                        --          --           --           --    21,438,903    16,035,347    37,474,250
    Seneca Strategic Theme                       --          --           --           --    74,025,180    27,319,632   101,344,812
    Van Kampen Focus Equity                      --          --           --      179,842     1,190,743     1,870,909     3,241,494

    Included in the Oakhurst Strategic Allocation's amounts are $3,945,882 (expiring in 2008) and $1,494,417 (expiring in 2009) which were acquired in connection with the merger of the Oakhurst Balanced Fund.

    Included in the Engemann Capital Growth's amounts are $30,157 (expiring in
    2005), $590,466 (expiring in 2006), $5,141,805 (expiring in 2007),
    $11,718,126 (expiring in 2008) and $6,011,292 (expiring in 2009) which were acquired in connection with the merger of the Engemann Nifty Fifty Fund.

    Included in the Janus Growth's amounts are $394,837 (expiring in 2007), $3,269,308 (expiring in 2008) and $338,017 (expiring in 2009) which were acquired in connection with the merger of the Janus Core Equity Fund.

    Utilization of the acquired capital losses may be limited.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


    The following Series utilized losses deferred in prior years against 2002 capital gains as follows:

    Duff & Phelps Real Estate Securities ..........................     $846,914

    Under current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2002, the following Series deferred post-October losses as follows:

    Aberdeen International ........................................   $7,050,819
    Aberdeen New Asia .............................................          480
    AIM Mid-Cap Equity ............................................       11,759
    Alliance/Bernstein Growth + Value .............................       82,093
    Deutsche Dow 30 ...............................................      109,524
    Deutsche Nasdaq-100 Index(R) ..................................    1,111,084
    Duff & Phelps Real Estate Securities ..........................        4,596
    Engemann Small & Mid-Cap Growth ...............................      277,556
    Hollister Value Equity ........................................    1,411,566
    J.P. Morgan Research Enhanced Index ...........................      975,620
    Janus Flexible Income .........................................       66,201
    Janus Growth ..................................................    1,290,411
    Kayne Large-Cap Core ..........................................        9,406
    Lazard U.S. Multi-Cap .........................................        8,434
    Lord Abbett Large-Cap Value ...................................        2,380
    Lord Abbett Mid-Cap Value .....................................       10,110
    MFS Investors Growth Stock ....................................      144,640
    MFS Investors Trust ...........................................       54,962
    MFS Value .....................................................      147,552
    Oakhurst Growth and Income ....................................    4,643,917
    Oakhurst Strategic Allocation .................................    5,839,939
    Sanford Bernstein Global Value ................................       87,304
    Seneca Mid-Cap Growth .........................................    1,917,533
    Seneca Strategic Theme ........................................    2,226,969
    Van Kampen Focus Equity .......................................      236,444

    For the year ended December 31, 2002, prior year capital and currency losses deferred were recognized as follows:

    Aberdeen International ........................................   $5,911,700
    Aberdeen New Asia .............................................      652,364
    Alliance/Bernstein Growth + Value .............................          943
    Deutsche Nasdaq-100 Index(R) ..................................       52,078
    Engemann Small & Mid-Cap Growth ...............................      323,132
    Goodwin Multi-Sector Fixed Income .............................    1,180,326
    Hollister Value Equity ........................................      757,321
    J.P. Morgan Research Enhanced Index ...........................    1,074,127
    Janus Flexible Income .........................................       34,358
    Janus Growth ..................................................    4,246,969
    Oakhurst Growth and Income ....................................      372,767
    Sanford Bernstein Global Value ................................       11,925
    Seneca Mid-Cap Growth .........................................      758,208
    Seneca Strategic Theme ........................................    2,450,131
    Van Kampen Focus Equity .......................................       99,469

    As of December 31, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the respective schedule of investments) were as follows:

                                                  UNDISTRIBUTED    UNDISTRIBUTED
                                                  ORDINARY          LONG-TERM
                                                   INCOME          CAPITAL-GAINS
                                                 --------------    -------------
    Aberdeen International ...................   $  355,870             $ --
    Aberdeen New Asia ........................       72,727               --
    AIM Mid-Cap Equity .......................           --               --
    Alliance/Bernstein Growth + Value ........           12               --
    Deutsche Dow 30 ..........................       46,395               --
    Deutsche Nasdaq-100 Index(R) .............           --               --
    Duff & Phelps Real Estate Securities .....      193,564          360,580
    Engemann Capital Growth ..................      576,571               --
    Engemann Small & Mid-Cap Growth ..........           --               --
    Goodwin Money Market .....................           --               --
    Goodwin Multi-Sector Fixed Income ........    1,160,487               --
    Hollister Value Equity ...................      160,575               --
    J.P. Morgan Research Enhanced Index ......       99,343               --
    Janus Flexible Income ....................       31,245               --
    Janus Growth .............................           --               --
    Kayne Large-Cap Core .....................           --               --
    Kayne Small-Cap Quality Value ............        2,466               --
    Lazard International Equity Select .......        1,628               --
    Lazard Small-Cap Value ...................           --               --

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                UNDISTRIBUTED     UNDISTRIBUTED
                                                  ORDINARY          LONG-TERM
                                                   INCOME         CAPITAL-GAINS
                                                -------------     -------------
    Lazard U.S. Multi-Cap ...................          $ 38            $ ----
    Lord Abbett Bond-Debenture ..............         8,353               --
    Lord Abbett Large-Cap Value .............            --               --
    Lord Abbett Mid-Cap Value ...............           108               --
    MFS Investors Growth Stock ..............            --               --
    MFS Investors Trust .....................         4,118               --
    MFS Value ...............................        10,334               --
    Oakhurst Growth and Income ..............       192,455               --
    Oakhurst Strategic Allocation ...........       873,669               --
    Sanford Bernstein Global Value ..........         2,148               --
    Sanford Bernstein Mid-Cap Value .........            --          250,589
    Sanford Bernstein Small-Cap Value .......       166,989           98,241
    Seneca Mid-Cap Growth ...................            --               --
    Seneca Strategic Theme ..................            --               --
    State Street Research Small-Cap Growth ..         9,853               --
    Van Kampen Focus Equity .................            --               --

    The differences between the book basis and tax basis components distributable earnings related principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

NOTE 9 -- RECLASSIFICATION OF CAPITAL ACCOUNTS

    In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2002, the following Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                        UNDISTRIBUTED      ACCUMULATED      CAPITAL PAID IN
                                                       NET INVESTMENT     NET REALIZED       ON SHARES OF
                                                         INCOME/LOSS        GAIN/LOSS     BENEFICIAL INTEREST
                                                      ---------------    -------------    -------------------
    Aberdeen International .........................     $ 137,603      $   (137,603)       $        --
    Aberdeen New Asia ..............................        33,387           (22,282)           (11,105)
    AIM Mid-Cap Equity .............................         4,070                 1             (4,071)
    Deutsche Nasdaq-100 Index(R) ...................        38,564                --            (38,564)
    Duff & Phelps Real Estate Securities ...........        11,421           (11,423)                 2
    Engemann Capital Growth ........................            --       (23,581,802)        23,581,802
    Engemann Small & Mid-Cap Growth ................       111,548                --           (111,548)
    Goodwin Multi-Sector Fixed Income ..............        14,650           (55,687)            41,037
    Hollister Value Equity .........................        (8,085)            5,257              2,828
    J.P. Morgan Research Enhanced Index ............            (1)               --                  1
    Janus Flexible Income ..........................         3,819                --             (3,819)
    Janus Growth ...................................       112,607        (4,059,579)         3,946,972
    Kayne Large-Cap Core ...........................            45                --                (45)
    Lazard Small-Cap Value .........................          (290)               89                201
    Lord Abbett Large-Cap Value ....................             9                --                 (9)
    MFS Investors Growth Stock .....................         6,205                86             (6,291)
    MFS Investors Trust ............................           (63)              204               (141)
    MFS Value ......................................          (547)              283                264
    Oakhurst Growth and Income .....................             1              (187)               186
    Oakhurst Strategic Allocation ..................       264,196        (5,745,042)         5,480,846
    Sanford Bernstein Global Value .................        (4,324)            4,324                 --
    Sanford Bernstein Mid-Cap Value ................      (159,891)           79,693             80,198
    Sanford Bernstein Small-Cap Value ..............       (85,920)           31,345             54,575
    Seneca Mid-Cap Growth ..........................       379,733                --           (379,733)
    Seneca Strategic Theme .........................       413,872                --           (413,872)
    State Street Research Small-Cap Growth .........         4,084            (4,084)                --
    Van Kampen Focus Equity ........................         8,891                --             (8,891)

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


NOTE 10 -- MERGERS

    On March 22, 2002, Janus Growth ("Growth") acquired all of the net assets of Janus Core Equity ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

    On April 5, 2002, Engemann Capital Growth ("Capital Growth") acquired all of the net assets of Engemann Nifty Fifty ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

    On April 5, 2002, Oakhurst Strategic Allocation ("Strategic Allocation") acquired all of the net assets of Oakhurst Balanced ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.

NOTE 11 -- MANAGER OF MANAGERS

    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 12 -- PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES SUBSTITUTION

    Effective October 25, 2002 all shares of the Phoenix-Federated U.S. Government Bond Series held in the separate account were redeemed at net asset value and the proceeds were used to purchase shares of the Federated Fund for U.S. Securities II. Investors who held investments in the Phoenix-Federated U.S. Government Bond Series received a confirmation of activity for this transaction.

    As a result of the substitution, the Phoenix-Federated U.S. Government Bond Series is no longer available for investment.

NOTE 13 -- MIXED AND SHARED FUNDING

    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2002


NOTE 14 -- PROPOSED REORGANIZATION

    On November 12, 2002 and December 10, 2002, The Board of Trustees of The Fund approved a Plan of Reorganization to merge three Series of the Fund into other existing series of the Fund. Each discontinued Series will be merged into a corresponding surviving series as follows:

        DISCONTINUED SERIES          SURVIVING SERIES          APPROVAL DATE
        -------------------          ----------------          -------------
        Aberdeen New Asia            Aberdeen International    November 12, 2002
        MFS Investors Growth Stock   Janus Growth(1)           December 10, 2002
        Van Kampen Focus Equity      Janus Growth(1)           December 10, 2002

    If the shareholders approve the Plan of Reorganization each discontinued Series will transfer all or substantially all of its assets and its liabilities to the corresponding surviving Series. In exchange, shareholders of the discontinued Series will receive a proportional number of shares in the surviving Series. The shareholders of each discontinued Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of the shareholders of Aberdeen New Asia will be held on January 27, 2003, and the next meeting of the shareholders of MFS Investors Growth Stock and Van Kampen Focus Equity will be held on February 14, 2003, at which time, these matters will be submitted for a shareholder vote.

    (1) MFS will succeed Janus as subadvisor.

--------------------------------------------------------------------------------
    TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended December 31, 2002, the following Series designated long-term capital gain dividends as follows:

    Duff & Phelps Real Estate Securities ................   $  710,130
    Janus Flexible Income ...............................       58,966
    Sanford Bernstein Mid-Cap Value .....................    2,828,448
    Sanford Bernstein Small-Cap Value ...................      664,562
--------------------------------------------------------------------------------


    This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[LOGO OMITTED]
PRICEWATERHOUSECOOPERS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 35 series constituting The Phoenix Edge Series Fund (hereafter referred to as the "Fund") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


/S/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 14, 2003

                          THE PHOENIX EDGE SERIES FUND
                         RESULTS OF SHAREHOLDER MEETING
                                   (UNAUDITED)


Special meetings of Shareholders of The Phoenix Edge Series Fund were held on March 18, 2002 to approve the following matters:

1. Approve the Agreement and Plan of Reorganization dated March 18, 2002, and the transaction it contemplates including (a) the transfer of all or substantially of the assets of the Phoenix-Oakhurst Balanced Series to Phoenix-Oakhurst Strategic Allocation Series, another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Phoenix-Oakhurst Strategic Allocation Series and the assumption by the Phoenix-Oakhurst Strategic Allocation Series of all known liabilities of the Phoenix-Oakhurst Balanced Series and (b) the distribution of the shares of the Phoenix-Oakhurst Strategic Allocation Series so received to shareholders of the Phoenix-Oakhurst Balanced Series in complete liquidation of the Phoenix-Oakhurst Balanced Series.

2. Approve the Agreement and Plan of Reorganization dated March 18, 2002, and the transaction it contemplates including (a) the transfer of all or substantially of the assets of the Phoenix-Engemann Nifty Fifty Series to Phoenix-Engemann Capital Growth Series, another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Phoenix-Engemann Capital Growth Series and the assumption by the Phoenix-Engemann Capital Growth Series of all known liabilities of the Phoenix-Engemann Nifty Fifty Series and (b) the distribution of the shares of the Phoenix-Engemann Capital Growth Series so received to shareholders of the Phoenix-Engemann Nifty Fifty Series in complete liquidation of the Phoenix-Engemann Nifty Fifty Series.

3. Approve the Agreement and Plan of Reorganization dated March 18, 2002, and the transaction it contemplates including (a) the transfer of all or substantially of the assets of the Phoenix-Janus Core Equity Series to Phoenix-Janus Growth Series, another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Phoenix-Janus Growth Series and the assumption by the Phoenix-Janus Growth Series of all known liabilities of the Phoenix-Janus Core Equity Series and (b) the distribution of the shares of the Phoenix-Janus Growth Series so received to shareholders of the Phoenix-Janus Core Equity Series in complete liquidation of the Phoenix-Janus Core Equity Series.

4. Approve a new Amended and Restated Sub-Investment Advisory Agreement between Phoenix Variable Investors, Inc. and Janus Capital Corporation for the shareholders of Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series and Phoenix-Janus Growth Series.

On the record date of January 15, 2002, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

                                                                      PERCENTAGE
                                                       SHARES           PRESENT
     SERIES                                          OUTSTANDING       BY PROXY
     ------                                        --------------     ---------
     Phoenix-Oakhurst Balanced Series                 122,052,748         100%
     Phoenix-Engemann Nifty Fifty Series               57,814,116         100%
     Phoenix-Janus Core Equity Series               1,088,773,585         100%

On the record date of February 1, 2002, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

                                                                      PERCENTAGE
                                                       SHARES           PRESENT
     SERIES                                          OUTSTANDING       BY PROXY
     ------                                        --------------     ---------
     Phoenix-Janus Core Equity Series                   2,434,432         100%
     Phoenix-Janus Flexible Income Series               2,758,992         100%
     Phoenix-Janus Growth Series                        9,830,732         100%

NUMBER OF VOTES

                                                                                      FOR              AGAINST         ABSTAIN
                                                                                  -----------       -----------      -----------
    ------------------------
1.   Approve Agreement and Plan of Reorganization                                 112,972,335         1,530,973        7,579,440
2.   Approve Agreement and Plan of Reorganization                                  51,465,132         2,167,127        4,181,857
3.   Approve Agreement and Plan of Reorganization                                 972,960,739        46,828,152       68,984,694
4.   Approve new Amended and Restated Sub-Investment Advisory Agreement
          Phoenix-Janus Core Equity Series                                          2,205,660           117,213          111,559
          Phoenix-Janus Flexible Income Series                                      2,575,587            67,734          115,671
          Phoenix-Janus Growth Series                                               8,720,612           387,066          723,054


                                 FUND MANAGEMENT


Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                             TERM OF OFFICE                                             FUND COMPLEX   OTHER TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND    AND LENGTH OF   PRINCIPAL OCCUPATION(S)                    OVERSEEN BY      DIRECTORSHIPS
  POSITION(S) WITH TRUST       TIME SERVED      DURING PAST 5 YEARS                        TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  Frank M. Ellmer, CPA            1999        Retired                                        35        None
  704 SW Lake Charles Circle
  Port St. Lucie, FL  34986
  4/11/40
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John A. Fabian                  1999        Retired                                        35        None
  497 Hensler Lane
  Oradell, NJ 07649
  2/5/34
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Roger A. Gelfenbien             2000        Retired                                        35        Chairman, Board of Trustees
  37 Stonegate Drive                                                                                   at The University of
  Wethersfield, CT 06109                                                                               Connecticut (1997-present).
  5/14/43                                                                                              Director, USAllianz Variable
  Trustee                                                                                              Insurance Product Trust, 23
                                                                                                       funds (1999-present).
------------------------------------------------------------------------------------------------------------------------------------
  Eunice S. Groark                1999        Self-employed                                  35        Director, Peoples' Bank
  35 Saddle Ridge Drive                                                                                (1995-present).
  Bloomfield, CT 06002
  2/1/38
  Trustee
------------------------------------------------------------------------------------------------------------------------------------

  Frank E. Grzelecki              2000        Retired; previously Managing Director,         35        Director, Barnes Group, Inc.
  38 Gerrish Lane                             Saugatuck Associates, Inc. (1999-2000);                  (1997-present).
  New Canaan, CT 06840                        Vice Chairman,(1997-1998), President/Chief
  6/19/37                                     Operating Officer(1992-1997), Handy &
  Trustee                                     Harman, Trenwick Group, LTD (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
  John R. Mallin                  1999        Principal/Attorney, Cummings & Lockwood,       35        None
  Cummings & Lockwood                         LLC (1996-present).
  Cityplace I, 185 Asylum St.
  Hartford, CT  06103
  7/28/50
  Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                             TERM OF OFFICE                                             FUND COMPLEX   OTHER TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND    AND LENGTH OF    PRINCIPAL OCCUPATION(S)                   OVERSEEN BY      DIRECTORSHIPS
  POSITION(S) WITH TRUST       TIME SERVED       DURING PAST 5 YEARS                       TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Gilotti           Executive Vice    Various positions including                    35              None
One American Row              President --     Executive Vice President, Phoenix
Hartford, CT 06102               1999;         Life Insurance Company
05/25/47                    Trustee -- 2002    (1999-present). Director, Bank
Trustee/Executive Vice                         and Broker/Dealer Operations,
President                                      Aetna (1994-1999). Director,
                                               Phoenix Variable Advisors, Inc.
                                               (2000-present). Director, Phoenix
                                               Life and Annuity Company.
                                               Director, PHL Variable Insurance
                                               Company.
------------------------------------------------------------------------------------------------------------------------------------
Simon Y. Tan                     1999          Various positions including                     35              None
One American Row                               Executive Vice President, Phoenix
Hartford, CT 06102                             Life Insurance Company
02/17/52                                       (1982-present). Director,
Trustee/President                              Aberdeen Asset Management, PLC;
                                               Director, AGL Life Assurance
                                               Company; Director, American
                                               Phoenix Life and Reassurance
                                               Company; Director, AnnuityNet,
                                               Inc.; Director, Lombard
                                               International Assurance S.A.;
                                               Director, Main Street Management
                                               Company; Director, PFG Holdings,
                                               Inc.; Director, PHL Associates
                                               Insurance Agency of MA, Inc.;
                                               Director, PHL Associates
                                               Insurance Agency of NM, Inc.;
                                               Director, PHL Variable Insurance
                                               Company; Director,
                                               Phoenix-Aberdeen International
                                               Advisors, LLC; Director, Phoenix
                                               Distribution Holding Company;
                                               Director, Phoenix Global
                                               Investments Co., Ltd.; Director,
                                               Phoenix Life and Annuity Company;
                                               Director, Phoenix Life and
                                               Reassurance Company of New York;
                                               Director, Phoenix National
                                               Insurance Company; Director,
                                               Phoenix Variable Advisors, Inc.;
                                               Director, PM Holdings, Inc.;
                                               Director, Worldwide Phoenix
                                               Limited; Director, WS Griffith
                                               Advisors, Inc.; Director, WS
                                               Griffith Associates, Inc.;
                                               Director, WS Griffith Securities,
                                               Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                 1994          Treasurer, Phoenix Edge Series                N/A             N/A
56 Prospect Street                             Fund (1994-present), Phoenix
Hartford, CT  06115                            funds (1994-present), Phoenix
11/24/52                                       Duff & Phelps Institutional
Vice President, Treasurer                      Mutual Funds (1996-present),
and Principal Accounting                       Phoenix-Aberdeen Series Fund
Officer                                        (1996-present) and Phoenix-Seneca
                                               Funds (2000-present).  Vice President
                                               and Treasurer (1994-present),
                                               Phoenix Equity Planning Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Doreen A. Bonner                 1999          Vice President and Compliance Officer,        N/A             N/A
One American Row                               The Phoenix Edge Series Fund
Hartford, CT  06102                            (1999-present). Director (manager type),
02/21/56                                       Individual Market Development,
Vice President,                                Phoenix Life Insurance Company
Compliance Officer                             (1977-present). Vice President and
                                               Compliance Officer, Phoenix Variable
                                               Advisors, Inc. (1999-present).
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Wirth                 2001          Vice  President,  Secretary and               N/A             N/A
One American Row                               Counsel, Phoenix Edge Series Fund.
Hartford, CT 06102                             Vice President and Insurance and
11/14/58                                       Investment Products Counsel,
Vice President, Secretary                      Phoenix Life Insurance Company
and Counsel                                    (1993-present).
------------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301


BOARD OF TRUSTEES
Frank M. Ellmer, CPA
John A. Fabian
Roger A. Gelfenbien
Michael J. Gilotti
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Simon Y. Tan

EXECUTIVE OFFICERS
Simon Y. Tan, President
Michael J. Gilotti, Executive Vice President
Nancy G. Curtiss, Vice President, Treasurer, and
   Principal Accounting Officer
Doreen A. Bonner, Vice President and Compliance Officer
Richard J. Wirth, Vice President,
   Counsel and Secretary
Robert S. Driessen AML Compliance Officer

INVESTMENT ADVISORS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
One American Row
Hartford, Connecticut 06102-5056

Phoenix Variable Advisors, Inc.
One American Row
Hartford, Connecticut 06102-5056

CUSTODIANS
JP Morgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

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PHOENIX LIFE INSURANCE COMPANY
P.O. Box 22012
Albany, NY 12201-2012


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                                                                  U.S. Postage
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                                                                     Andrew
                                                                   Associates
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Phoenix Life Insurance Company
www.phoenixwm.com





GN0144A @ Phoenix Life Insurance company






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